AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 30, 2011
FILE NO.
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
o	Pre-Effective Amendment No.
o	Post-Effective Amendment No.
VANGUARD VALLEY FORGE FUNDS
(Exact Name of Registrant as Specified in Declaration of Trust)
100 VANGUARD BLVD., MALVERN, PA 19355
(Address of Principal Executive Office)
Registrant’s Telephone Number (610) 669-1000
HEIDI STAM
100 VANGUARD BLVD., MALVERN, PA 19355
(Name and Address of Agent for Service)
Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.
It is proposed that this filing will become effective on October 30, 2011, pursuant to Rule 488 under the Securities
Act of 1933. The title of securities being registered is Vanguard Balanced Index Fund Investor Shares and Admiral
Shares.
No filing fee is due in reliance on Section 24(f) under the Investment Company Act of 1940.

Important Proxy News
for Shareholders of Vanguard Asset
Allocation Fund

Important Proxy News for Shareholders

Vanguard Asset Allocation Fund

Proxy Information

Vanguard Asset Allocation Fund (“Asset Allocation Fund”) will host a Special Meeting of Shareholders on Thursday, January 26, 2012, at 2 p.m., Eastern time, at Vanguard’s headquarters in Malvern, Pennsylvania. The purpose is for shareholders to vote on a proposal to reorganize the Asset Allocation Fund on a tax-free basis into Vanguard Balanced Index Fund.

The first few pages of this booklet highlight key points about the proposed reorganization and explain the proxy process—including how to cast your votes. Before you vote, please read the full text of the combined proxy statement/prospectus for a complete understanding of the proposal.

Please Vote!

You can vote by mail or telephone, through the internet, or in person; details can be found on the enclosed proxy insert.

Key Points About the Proposed Reorganization

Purpose of the Reorganization

The purpose of the proposed reorganization is to combine Vanguard Asset Allocation Fund (the “Asset Allocation Fund”) with Vanguard Balanced Index Fund (the “Balanced Index Fund”), a much larger fund that also invests in stocks and bonds.

The Asset Allocation Fund’s board of trustees recommends that you vote FOR the proposed reorganization. If the reorganization is approved, you will

• Hold shares of a balanced index fund that seeks to achieve competitive returns at lower risk.
• Benefit from Vanguard’s indexing investment approach and at-cost management.
• Realize cost savings through lower expense ratios and a larger asset base.

The Fund was introduced in 1988 with the goal of maximizing long-term total return.

The Fund pursued this goal through a tactical asset allocation strategy by investing in U.S. stocks, bonds, and money market securities in proportions based on the advisor’s evaluation of expected risk and returns. These proportions changed as the advisor’s risk/return expectations shifted, and the Fund could invest up to 100% of its assets in any one of the three asset classes. The tactical strategy has produced mixed performance over the long term.

In September 2011, the board of trustees approved changes to the Fund’s investment strategy and advisory structure. As a result, the Fund invests according to a static 60%/40% stock/bond allocation and is internally managed by Vanguard’s equity and fixed income portfolio management teams using an indexing approach. These changes should allow the Fund to achieve competitive returns over the long term with considerably less risk than an actively managed asset allocation fund. The repositioning of the portfolio to a more broadly diversified, balanced index fund should be completed by November 30.

When the portfolio repositioning is complete, the Fund will be similar to the Balanced Index Fund. The Balanced Index Fund is a larger fund with lower expense ratios than the Asset Allocation Fund. If the reorganization is approved, we anticipate that the expense ratio for Investor class shareholders will decline from 0.27% to 0.24%, and the expense ratio for Admiral class shareholders will decline from 0.19% to 0.10%. The reorganization also would result in fixed costs being spread over the larger asset base of a combined fund, which could lead to lower expenses over time.

I

More About Lower Costs for Shareholders

For fiscal year 2010, the Balanced Index Fund had expense ratios of 0.26% for Investor Shares and 0.12% for Admiral Shares. The Asset Allocation Fund had expense ratios of 0.27% for Investor Shares and 0.19% for Admiral Shares.

It is anticipated that, prior to the reorganization, the Asset Allocation Fund will experience a sizable decrease in net assets. Each of Vanguard’s LifeStrategy Funds, a group of four funds-of-funds, has invested a percentage of its assets in the Asset

Allocation Fund. In November 2011, as part of a strategy change for the group, the LifeStrategy Funds will redeem all of their shares of the Asset Allocation Fund. After this redemption, amounting to approximately $5.3 billion, the Asset Allocation Fund will have assets of approximately $3.9 billion. The reduction in the asset base will increase the fund’s expense ratio but this increase will be offset by a decrease in the Asset Allocation Fund’s advisory expenses as a result of earlier changes in advisory arrangements and other factors. As a result, the redemption is not expected to lead to an increase in the Fund’s expense ratios. Because the expense ratios and costs of the Balanced Index Fund’s Investor Shares and Admiral Shares are not expected to increase as a result of the merger, Asset Allocation Fund shareholders are expected to have lower investment costs if the merger occurs.

Same Investment Objective, Investment Strategies and Risks, and Portfolio Managers

Effective September 30, 2011, the board of trustees of the Asset Allocation Fund has restructured that Fund’s investment advisory team, removing Mellon Capital Management Corporation as investment advisor and reallocating the assets to Vanguard Quantitative Equity Group and Vanguard Fixed Income Group, which also manage the Balanced Index Fund. The Asset Allocation Fund’s investment objective and strategies are changing significantly, and will become identical to those of the Balanced Index Fund by November 30, 2011. In effect, the Asset Allocation Fund will become a balanced index fund.

The restructuring of the Asset Allocation Fund’s investment advisory team resulted in a decrease in the Fund’s advisory fees, to 0.01% from 0.05%. However, this decrease in advisory fees will be offset by the increase to the Fund’s expense ratio caused by the reduction in the Fund’s asset base resulting from the LifeStrategy Funds’ redemptions, as well as other factors. As a result, the Fund is expected to maintain its 2010 expense ratios, 0.27% for Investor Shares and 0.19% for Admiral Shares, prior to the reorganization. Following the merger, however, the expense ratio is expected to decrease to 0.24% for Investor Shares and 0.10% for Admiral Shares.

II

Service Arrangements

Both Funds are members of the Vanguard group of investment companies, which consists of approximately 170 funds that operate under an “internalized” management structure pursuant to exemptive orders issued by the U.S. Securities and Exchange Commission (the “SEC”) and in accordance with a service agreement among the funds and Vanguard. The service agreement sets forth the terms under which these funds capitalize, operate, and share the expenses of Vanguard. Under this structure, Vanguard provides, at cost, corporate management, administrative, transfer agency, distribution, and investment advisory services. The service agree-ment provides that each fund pays the direct expenses related to its corporate existence and operations and its share of the net costs of operating Vanguard, as determined annually by its board of trustees consistent with SEC exemptive orders.

How the Reorganization Will Affect Your Account

If shareholders approve the proposed reorganization, your Asset Allocation Fund shares will be exchanged, on a tax-free basis, for an equivalent dollar amount of shares in the Balanced Index Fund. Your shares will remain in the same class, Investor or Admiral. Your account registration and account options will be the same, unless you alter them. In addition, your aggregate tax basis in your shares will remain the same.

Between now and the proposed reorganization, you may invest additional amounts in your Asset Allocation Fund account. However, the Asset Allocation Fund has been closed to new accounts.

III

Tax-Free Nature of the Reorganization

The proposed exchange of shares is expected to be accomplished on a tax-free basis.

Accordingly, we anticipate that Asset Allocation Fund shareholders will not realize any capital gains or losses from the reorganization. However, you should pay close attention to these points:

• Asset Allocation Fund’s final distribution. At the time of the reorganization, the Asset Allocation Fund will distribute its accumulated undistributed net investment income, if any, and realized capital gains, if any. (As of the date of this proxy statement/ prospectus, the fund has accumulated no capital gains.)

• Payments of quarterly and year-end distributions for Asset Allocation Fund shares. Following the reorganization, former shareholders of the Asset Allocation Fund will participate fully in the quarterly and year-end distributions made for the Balanced

Index Fund.

• Cost basis. Following the reorganization, your aggregate cost basis and your holding period in your shares will remain the same. However, your nominal per-share cost will change as a result of differences in the share prices of the Asset Allocation Fund and the Balanced Index Fund.

IV

Questions & Answers

Q. Who gets to vote?
A. Any person who owned shares of the Asset Allocation Fund on October 31, 2011, the “record date,” gets to vote—even if the investor later sold the shares.

Q. How can I vote?
A. You can vote in any one of four ways:
1. Through the internet at the website listed on the enclosed proxy card or voting instruction card.
2. By telephone, with a toll-free call to the number listed on the enclosed proxy card or voting instruction card.
3. By mail, with the enclosed proxy card or voting instruction card.
4. In person at the shareholder meeting in Malvern, Pennsylvania, on January 26, 2012.

Vote on the internet	Vote by phone	Vote by mail	Vote in person
Log on to the website listed on	Call the phone number	Vote, sign, and date the	Attend the Shareholder Meeting
the enclosed proxy card or voting	indicated on your proxy	proxy card and return it	on January 26, 2012,
instruction card. Follow the	card or voting instruc-	in the postage-paid	at Vanguard, Room XXX
on-screen instructions.	tion card. Follow the	envelope.	of the _____Building,
	recorded instruc-	Mail	[ADDRESS], Malvern,
	tions available		PA 19355.
24 hours a day.

We encourage you to vote through the internet or by telephone, using the voting control number that appears on your proxy card or voting instruction card. These voting methods will save your fund money (because they require no return postage). Whichever method you choose, please take the time to read the full text of our proxy statement/prospectus before you vote. If you would like to change your previous vote, you may do so using any of the methods described above.

V

Q. I plan to vote by mail. How should I sign my proxy card?

A. You should sign your name exactly as it appears on the enclosed proxy card or voting instruction card.

Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card or voting instruction card for other types of accounts should be signed in a way that indicates the signer’s authority—for example “John Brown, Custodian.”

Q. Whom should I call with questions?

A. Please call Vanguard at 800-662-7447 with any questions about the proposed reorganization or the shareholder meeting.

VI

Vanguard Asset Allocation Fund, a series of Vanguard Malvern Funds

Notice of Special Meeting of Shareholders

Vanguard Asset Allocation Fund (the “Asset Allocation Fund”) will host a Special Meeting of Shareholders on January 26, 2012, at 2 p.m., Eastern time. At the meeting, we will ask shareholders of the Asset Allocation Fund to vote:

1.	To approve or disapprove a proposal to reorganize Vanguard Asset Allocation Fund into Vanguard Balanced Index Fund.
2.	To transact such other business as may properly come before the Special Meeting.

The Special Meeting will be held at Vanguard’s Malvern, Pennsylvania, headquarters at 700 Admiral Nelson Drive, Room ___ of the Majestic Building. The board of trustees for the Asset Allocation Fund has fixed the close of business on October 31, 2011, as the record date for the determination of those shareholders entitled to receive notice of, and to vote at, the Special Meeting.

By Order of the Board of Trustees

YOUR VOTE IS IMPORTANT

You can vote easily and quickly through the internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your proxy card or voting instruction card. You may also vote in person at the meeting on January 26, 2012.
Please help your fund avoid the expense of a follow-up mailing by voting today.

VII

VIII

Combined Proxy Statement/Prospectus

Proxy statement for:

Vanguard Asset Allocation Fund, a series of Vanguard Malvern Funds

Prospectus for:

Vanguard Balanced Index Fund a series of Vanguard Valley Forge Funds

Introduction

Proposal Summary. This combined proxy statement/prospectus describes a reorganization proposal to combine Vanguard Asset Allocation Fund (the “Asset Allocation Fund”) with Vanguard Balanced Index Fund (the “Balanced Index Fund”) (each, a “Fund” and collectively, the “Funds”). The Asset Allocation Fund has historically been a tactical allocation fund, with an external investment advisor making determinations as to how to allocate the Fund’s assets among the various asset classes. The Fund’s board of trustees recently considered the Asset Allocation

Fund’s tactical strategy and the mixed long-term performance it has produced, and determined that the Fund’s shareholders would benefit from a static, low-cost indexing allocation strategy.

Accordingly, effective September 30, 2011, the Asset Allocation Fund’s board of trustees approved replacing that Fund’s external advisor with Vanguard’s internal fund managers, who will manage the Fund using an indexing approach to achieve a static allocation of 60% stocks/40% bonds. Once this portfolio repositioning is complete, the Asset Allocation Fund will be similar to the Balanced Index Fund, which is managed by Vanguard as an index fund that seeks to maintain a static allocation of 60% stocks and 40% bonds. Accordingly, your board is asking you to approve a reorganization of the Asset Allocation Fund into the Balanced Index Fund.

The advisor change approved by the board in September is now in effect, and the portfolio repositioning required for the Fund to transition to a static asset allocation will be completed by November 30, 2011. Once this repositioning is complete, the Asset Allocation Fund will have an investment objective, investment strategy and primary risks that are identical to those of the Balanced Index Fund. Merging the two Funds would benefit shareholders of the Asset Allocation Fund by spreading fixed costs over a larger asset base, which would result in lower expense ratios for both Investor and Admiral Shares.

The reorganization involves a few basic steps. The Asset Allocation Fund will transfer all of its assets and liabilities to the Balanced Index Fund on a tax-free basis.

Simultaneously, the Balanced Index Fund will open an account for each shareholder of the Asset Allocation Fund, crediting it with an amount of the Balanced Index Fund’s Investor or Admiral Shares, as appropriate, equal in value to the Asset Allocation shares that the shareholder had owned. Thereafter, the Asset Allocation Fund will be dissolved. These steps together are referred to in this proxy statement/prospectus as the “Reorganization.” The address for the Asset Allocation Fund and the Balanced Index Fund is 100

Vanguard Blvd., Malvern, PA 19355, and the telephone number is 610-669-1000 or 800-662-7447. The Asset Allocation Fund is a series of Vanguard Malvern Funds, and the Balanced Index Fund is a series of Vanguard Valley Forge Funds. Both Funds are series of Delaware statutory trusts.

Read and Keep These Documents. Please read this entire proxy statement/ prospectus along with the enclosed Balanced Index Fund prospectus, dated April 26, 2011, before casting your vote. (The Balanced Index Fund prospectus is incorporated by reference into and considered part of this proxy statement/ prospectus.) These documents contain information that is important to your proxy vote decision, and you should keep them for future reference.

Additional Information Is Available. The Balanced Index Fund’s Statement of Additional Information (dated April 26, 2011) contains important information about the Fund. It has been filed with the U.S. Securities and Exchange Commission and is incorporated into this proxy statement/prospectus by reference. Also incorporated by reference into this proxy statement/prospectus are: the Asset Allocation Fund’s prospectus and Statement of Additional Information, each dated January 28, 2011, as supplemented; the Statement of Additional Information relating to the Reorganization, dated October __, 2011; the audited financial statements and related independent registered public accounting firm’s report for the Asset Allocation Fund contained in the annual report for the year ended September 30, 2010; and the unaudited financial statements contained in the Fund’s semiannual report for the period ended March 31, 2011. You can obtain copies of these documents without charge by calling Vanguard at

800-662-7447, by writing to us at P.O. Box 2600, Valley Forge, PA 19482-2600, or by visiting the SEC’s website (www.sec.gov).

The board of trustees of the Asset Allocation Fund has fixed the close of business on October 31, 2011, as the record date for the determination of those shareholders entitled to receive notice of, and to vote at, the Special Meeting. The number of Asset Allocation Fund shares outstanding on October 31, 2011, was ______________. This proxy statement/prospectus is expected to be first sent to shareholders on or about November 15, 2011.

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this proxy statement/prospectus.
Any representation to the contrary is a criminal offense.

Overview

This section summarizes key information concerning the proposed Reorganization of the Asset Allocation Fund. Keep in mind that more detailed information appears throughout the proxy statement/prospectus. Please be sure to read everything.

The Proposed Reorganization. At a meeting on September 22, 2011, the board of trustees of the Asset Allocation Fund approved a plan to combine that Fund with the Balanced Index Fund. The plan calls for the Asset Allocation Fund to transfer all of its assets and liabilities to the Balanced Index Fund in exchange for shares of the

Balanced Index Fund on a tax-free basis. Shareholders of the Asset Allocation Fund would receive Investor Shares or Admiral Shares, as appropriate, equivalent in value to their investments in the Asset Allocation Fund at the time of the Reorganization, and the Asset Allocation Fund then would be dissolved. All of this would happen on a single day, which is currently expected to be February 10, 2012. The board of trustees of the Asset Allocation Fund has concluded that participation in the proposed Reorganization is in the best interests of the Fund and will not dilute the interests of shareholders. Accordingly, the board of trustees of the Asset Allocation Fund is submitting the proposal to shareholders and is recommending that they vote “FOR” the Reorganization.

Investment Objectives, Strategies, and Risks of Each Fund. Effective September 30, 2011, the board of trustees of the Asset Allocation Fund restructured that Fund’s investment advisory team, removing Mellon Capital Management Corporation as investment advisor and reallocating the Fund’s assets to Vanguard Quantitative Equity Group and Vanguard Fixed Income Group. The board of trustees approved additional changes so that, by November 30, 2011, the Fund will have an objective of using an indexing approach to achieve a static allocation of 60% stocks/40% bonds, and Vanguard’s portfolio managers will have repositioned the Fund’s portfolio accordingly. Once this repositioning is complete, the Asset Allocation Fund will have an investment objective, investment strategy and primary risks that are identical to those of the Balanced Index Fund. These investment objectives, strategies, and risks are discussed in detail below under Investment Practices and Risk Considerations. Complete descriptions of the investment objectives, policies, strategies, and risks of the Balanced Index Fund and the Asset Allocation Fund are contained in each Fund’s prospectus, along with any accompanying prospectus supplements, and the Statements of Additional Information.

After November 30, 2011, the only investment difference between the Funds will be their policies with respect to industry concentration. These policies are fundamental and can be changed only by shareholders. Based on this difference, we are seeking shareholder approval of the Reorganization. Under the Asset Allocation Fund’s policy, the Fund does not concentrate its investments in the securities of issuers whose principal business activities are in the same industry. Under the Balanced Index Fund’s policy, the Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry except as may be necessary to approximate the composition of the index. If the Reorganization is approved by shareholders, the Asset Allocation Fund will merge into the Balanced Index Fund, which will retain its concentration policy. The Balanced Index Fund’s industry concentration policy is intended to ensure that the Fund, as an index fund, will remain able to invest in accordance with its stated investment objective and strategies. As a result, we believe that the Balanced Index Fund’s concentration policy does not present additional primary risks to the Asset Allocation Fund or its shareholders.

If Asset Allocation Fund shareholders do not approve the Reorganization, the Asset Allocation Fund will continue to be operated as a balanced index fund without the ability to concentrate in order to track its index, and its board of trustees will consider whether further action is appropriate.

Investment Advisor. The Vanguard Group, Inc. (“Vanguard”), serves as investment advisor to both Funds. Vanguard manages the investment and reinvestment of the Funds’ respective assets and continuously reviews, supervises, and directs the Funds’ investment programs. Further details about the advisory arrangements for the Balanced Index Fund and the Asset Allocation Fund are provided in this Overview and under the section entitled Additional Information About the Funds.

Service Arrangements. Both Funds are members of the Vanguard group of investment companies, which consists of approximately 170 funds that operate under an “internalized” management structure pursuant to exemptive orders issued by the SEC and in accordance with a service agreement among the funds and Vanguard (the “Funds’ Service Agreement”). The Funds’ Service Agreement sets forth the terms under which these funds capitalize, operate, and share the expenses of Vanguard. Under the Funds’ Service Agreement, Vanguard provides each fund, at cost, with corporate management, administrative, transfer agency, distribution, and investment advisory services. In addition, the Funds’ Service Agreement provides that each fund pays its direct expenses related to its corporate existence and operations (e.g., audit, custody, and legal fees and taxes) and its share of the net costs of operating Vanguard, as determined annually by its board of trustees consistent with SEC exemptive orders.

The Funds’ Service Agreement provides that each fund may be called upon to invest up to 0.40% of its net assets in Vanguard. The amount that each fund has invested in Vanguard is adjusted from time to time in order to maintain the proportionate relationship between each Fund’s relative net assets and its contribution to Vanguard’s capital. As of December 31, 2010, the Balanced Index Fund had contributed $1,712,000 in capital to Vanguard, representing 0.02% of the Fund’s average net assets and 0.68% of Vanguard’s capitalization. As of September 30, 2010, the Asset Allocation Fund had contributed $1,711,000 in capital to Vanguard, representing 0.02% of the Fund’s average net assets and 0.68% of Vanguard’s capitalization.

Additional information about the service agreements for each Fund appears under

Additional Information About the Funds.

Purchase, Redemption, Exchange, and Share-Class Conversion Information.

The purchase, redemption, and exchange features of the Balanced Index Fund and the Asset Allocation Fund are identical. However, the share-class eligibility thresholds are different.

If you own Admiral Shares of the Asset Allocation Fund, the Fund may convert your Admiral Shares to Investor Shares if your account balance falls below $50,000 (the

Fund’s minimum initial investment for that share class). However, the Balanced Index

Fund may convert Admiral Shares to Investor Shares if the account balance falls below $10,000 (the minimum initial investment for Admiral Shares of that Fund). If you receive Admiral Shares of the Balanced Index Fund in the Reorganization, the $10,000 account threshold will apply to your shares. In either Fund, a conversion to Investor Shares could result in a higher expense ratio.

Dividend Distributions. The Funds have different income dividend distribution schedules. The Asset Allocation Fund generally distributes income dividends, if any, semiannually, in June and December. The Balanced Index Fund generally distributes income dividends, if any, quarterly, in March, June, September, and December. If the proposed Reorganization is approved, the Balanced Index Fund will continue to distribute income dividends, if any, quarterly.

Tax-Free Reorganization. It is expected that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal

Revenue Code of 1986, as amended. We will not proceed with the Reorganization unless legal counsel provides an opinion to the effect that the Reorganization will be tax-free and will not cause the Asset Allocation Fund or its shareholders to recognize gains or losses. Please see Information About the Reorganization: Tax-Free Reorganization for additional information.

Fees and Expenses

The tables below compare the fees and expenses of Investor Shares and Admiral Shares of the Asset Allocation Fund, which are taken from the Asset Allocation Fund’s annual report, dated as of September 30, 2010, and the fees and expenses of Investor Shares and Admiral Shares of the Balanced Index Fund, which are taken from that Fund’s annual report, dated as of December 31, 2010. The tables also show the estimated fees and expenses of Investor Shares and Admiral Shares of the combined Fund, on a pro forma basis, as of December 31, 2010. The actual fees and expenses of the Funds and the combined Fund as of the Reorganization closing date may differ from those reflected in the table below.

Note: The Balanced Index Fund offers additional share classes that will not be issued in the Reorganization.

Investor Shares
Shareholder Fees (fees paid directly from your investment)
Vanguard Balanced
	Vanguard Asset	Vanguard Balanced	Index Pro Forma
	Allocation Fund	Index Fund	Combined Fund
	Investor Shares	Investor Shares	Investor Shares
Sales Charge (Load) Imposed
on Purchases	None	None	None
Transaction Fee on Purchases	None	None	None
Sales Charge (Load) Imposed
on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Account Service Fee (for fund
account balances below $10,000)	$20/year	$20/year	$20/year

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

			Vanguard Balanced
	Vanguard Asset	Vanguard Balanced	Index Pro Forma
	Allocation Fund	Index Fund	Combined Fund
	Investor Shares	Investor Shares	Investor Shares
Management Expenses	0.25%	0.23%	0.23%
12b-1 Distribution Fee	None	None	None
Other Expenses	0.02%	0.03%	0.03%
Total Annual Fund Operating Expenses	0.27%	0.26%	0.26%

Example

The following examples are intended to help you compare the cost of investing in Investor Shares of the Asset Allocation Fund, the Balanced Index Fund, and the combined Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 for the time periods indicated; the results apply whether or not you redeem your shares at the end of each period. These examples also assume that each year your investment has a 5% return and that each Fund’s operating expenses remain the same. Although your actual costs and returns might be different, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Vanguard Asset Allocation Fund Investor Shares	$28	$87	$152	$343
Vanguard Balanced Index Fund Investor Shares	$27	$84	$146	$331
Vanguard Balanced Index Pro Forma
Combined Fund—Investor Shares	$27	$84	$146	$331

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Admiral Shares
Shareholder Fees (fees paid directly from your investment)
Vanguard Balanced
	Vanguard Asset	Vanguard Balanced	Index Pro Forma
	Allocation Fund	Index Fund	Combined Fund
	Admiral Shares	Admiral Shares	Admiral Shares
Sales Charge (Load) Imposed
on Purchases	None	None	None
Transaction Fee on Purchases	None	None	None
Sales Charge (Load) Imposed
on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Account Service Fee (for fund
account balances below $10,000)	$20/year	$20/year	$20/year

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

			Vanguard Balanced
	Vanguard Asset	Vanguard Balanced	Index Pro Forma
	Allocation Fund	Index Fund	Combined Fund
	Admiral Shares	Admiral Shares	Admiral Shares
Management Expenses	0.17%	0.10%	0.10%
12b-1 Distribution Fee	None	None	None
Other Expenses	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.19%	0.12%	0.12%

Example

The following examples are intended to help you compare the cost of investing in Admiral Shares of the Asset Allocation Fund, the Balanced Index Fund, and the combined Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated; the results apply whether or not you redeem your shares at the end of each period. These examples also assume that each year your investment has a 5% return and that each Fund’s operating expenses remain the same. Although your actual costs and returns might be different, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Vanguard Asset Allocation Fund Admiral Shares	$19	$61	$107	$243
Vanguard Balanced Index Fund Admiral Shares	$12	$39	$68	$154
Vanguard Balanced Index Pro Forma
Combined Fund—Admiral Shares	$12	$39	$68	$154

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect each Fund’s performance. During the most recent fiscal year, the Asset Allocation Fund’s portfolio turnover rate was 34%. During the most recent fiscal year, the Balanced Index Fund’s portfolio turnover rate was 49%.

Investment Practices and Risk Considerations

As noted above, the board of trustees of the Asset Allocation Fund has approved changes to the Fund so that, effective by November 30, 2011, its investment objective, investment strategies, and primary risks will be identical to those of the Balanced Index Fund, which we expect will permit the Asset Allocation Fund to provide competitive returns over the long term with considerably less risk than that of an actively managed tactical allocation fund. Consequently, we believe that the primary risks of investing in the Balanced Index Fund will be identical to the primary risks of investing in the Asset Allocation Fund.

Following is a brief discussion of the investment objectives, primary strategies, and primary risks of the Funds. More detailed information is available in each Fund’s prospectus and Statement of Additional Information, along with any accompanying supplements.

Investment Objective

With 60% of its assets, each Fund seeks to track the performance of a benchmark index that measures the investment return of the overall U.S. stock market. With

40% of its assets, each Fund seeks to track the performance of a broad, market-weighted bond index. Each Fund’s investment objective is not fundamental and may be changed without shareholder approval. There is no guarantee that either Fund will achieve its stated objective.

Primary Investment Strategies

Each Fund employs a “passive management”—or indexing—investment approach designed to track the performance of two benchmark indexes. Each Fund invests by sampling its target indexes, meaning that it holds a range of securities that, in the aggregate, approximate the full indexes in terms of key characteristics.

With approximately 60% of its assets, each Fund seeks to track the investment performance of the MSCI US Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. Each Fund typically holds 1,200–1,300 of the stocks in the Index and a representative sample of the remaining stocks.

With approximately 40% of its assets, each Fund seeks to track the investment performance of the Barclays Capital U.S. Aggregate Float Adjusted Index, which measures a wide spectrum of public, investment-grade, taxable fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. At least 80% of the bond portion of each Fund is invested in bonds held in the Barclays Capital U.S. Aggregate Float Adjusted Index, and all of the Fund’s bond holdings are selected through the sampling process. The bond portion of each Fund maintains a dollar-weighted average maturity consistent with that of the Index, which ranges between 5 and 10 years.

Primary Risks

Each Fund is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money. However, because stock and bond prices can move in different directions or to different degrees, each Fund’s bond holdings may counteract some of the volatility experienced by the Fund’s stock holdings.

• With approximately 60% of its assets allocated to stocks, each Fund is proportionately subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Each Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

• With approximately 40% of its assets allocated to bonds, each Fund is proportionately subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that the Fund’s income will decline because of falling interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

• Each Fund is also subject to index sampling risk, which is the chance that the securities selected for the Fund will not provide investment performance matching that of the Fund’s target indexes.

As with an investment in the Asset Allocation Fund, an investment in the Balanced Index Fund could lose money over short or even long periods, and you should expect the Balanced Index Fund’s share price and total return to fluctuate. There can be no assurance that the investment objective or strategies of either Fund will be achieved, and the Funds’ results may differ slightly over time.

Comparison of Investment Objectives, Investment Strategies and Risks, and Portfolio Managers

By November 30, 2011, the Asset Allocation Fund will have adopted an investment objective, policies, and strategies identical to those of the Balanced Index Fund. The following is a comparison of the Asset Allocation Fund’s old and new objectives, policies, and strategies.

The old investment objective was:

The Fund seeks to maximize long-term total returns (capital appreciation plus income) while incurring less stock market risk than a fund made up entirely of stocks.

The new investment objective is:

With 60% of its assets, the Fund seeks to track the performance of a benchmark index that measures the investment return of the overall U.S. stock market. With

40% of its assets, the Fund seeks to track the performance of a broad, market-weighted bond index.

The old primary investment strategy was:

The Fund allocates its assets among common stocks, bonds, and money market instruments in proportions consistent with the advisor’s evaluation of their expected returns and risks. These proportions are changed from time to time as risk-adjusted return expectations shift. The Fund may invest up to 100% of its assets in any one of the three asset classes.

The new primary investment strategy is:

The Fund employs a “passive management”—or indexing—investment approach designed to track the performance of two benchmark indexes. The Fund invests by sampling its target indexes, meaning that it holds a range of securities that, in the aggregate, approximate the full indexes in terms of key characteristics.

With approximately 60% of its assets, the Fund seeks to track the investment performance of the MSCI US Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. The Fund typically holds 1,200–1,300 of the stocks in the Index and a representative sample of the remaining stocks.

With approximately 40% of its assets, the Fund seeks to track the investment performance of the Barclays Capital U.S. Aggregate Float Adjusted Index, which measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. At least 80% of the bond portion of the Fund is invested in bonds held in the Barclays Capital U.S. Aggregate Float Adjusted Index, and all of the Fund’s bond holdings are selected through the sampling process. The bond portion of the Fund maintains a dollar-weighted average maturity consistent with that of the Index, which ranges between 5 and 10 years.

The old primary risks were:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk will vary for the Fund, depending on the amount of Fund assets invested in bonds. Long-term bonds held by the Fund will have a high interest rate risk, as long-term bond prices are much more sensitive to interest rate changes than are the prices of short-term bonds.

• Manager risk, which is the chance that the proportions allocated to common stocks, bonds, and money market instruments will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

The new primary risks are:

• With approximately 60% of its assets allocated to stocks, the Fund is proportionately subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

• With approximately 40% of its assets allocated to bonds, the Fund is proportionately subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that the Fund’s income will decline because of falling interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

• The Fund is also subject to index sampling risk, which is the chance that the securities selected for the Fund will not provide investment performance matching that of the Fund’s target indexes.

Investment Advisor and Portfolio Managers

Prior to September 30, 2011, the Asset Allocation Fund’s investment advisor and portfolio managers were:

Investment Advisor
Mellon Capital Management Corporation

Portfolio Managers

Charles J. Jacklin, President, Chief Executive Officer, and Member of the

Board of Directors of Mellon Capital. He co-managed the Fund from 2001 to

September 30, 2011.

Thomas F. Loeb, Chairman of the Board and co-founder of Mellon Capital. He co-managed the Fund from its inception in 1988 to September 30, 2011.

Beginning on or about September 30, 2011, the Asset Allocation Fund is internally managed by The Vanguard Group, Inc., and the portfolio managers are:

Portfolio Managers

Gregory Davis, CFA, Principal of Vanguard and head of Vanguard’s Bond Index Group.

He has managed the bond portion of the Fund since September 30, 2011.

Michael Perre, Principal of Vanguard. He has managed the stock portion of the Fund since September 30, 2011.

Comparison of Fundamental Investment Restrictions

The Asset Allocation and Balanced Index Funds share the following identical fundamental investment restrictions: Borrowing: Each Fund may borrow money only as permitted by the Investment Company Act of 1940 (the 1940 Act) or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Commodities: Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Diversification: With respect to 75% of its total assets, each Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any one issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.

Loans: Each Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Real Estate: Each Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate, or (2) backed or secured by real estate or interests in real estate.

Senior Securities: Each Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Underwriting: Each Fund may not act as an underwriter or another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the 1933 Act) in connection with the purchase and sale of portfolio securities.

The Funds have different fundamental industry concentration policies. Under the Asset Allocation Fund’s policy, the Fund does not concentrate its investments in the securities of issuers whose principal business activities are in the same industry. The Balanced Index Fund has a policy whereby the Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry except as may be necessary to approximate the composition of its target index. As a result of the reorganization, the Asset Allocation Fund will merge into the Balanced Index Fund, which will retain its concentration policy in order to track its index. This policy, which is intended to ensure that the Fund, as an index fund, will remain able to invest in accordance with its stated investment objective and strategies, does not present additional primary risks to Asset Allocation Fund shareholders.

Investment Performance of Vanguard Asset Allocation Fund Annual Total Returns

The following bar chart and table are intended to demonstrate historical performance of the Fund when it was managed by Mellon Capital as a tactical asset allocation fund. The bar chart shows how the performance of the Asset Allocation Fund‘s Investor Shares varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compared with those of a relevant market index and a composite stock/bond index, which had investment characteristics similar to those of the Asset Allocation Fund. Keep in mind that the Asset Allocation Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns—Asset Allocation Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.29% (quarter ended June 30, 2003), and the lowest return for a quarter was –21.09% (quarter ended December 31, 2008). The return for the most recent calendar quarter ended June 30, 2011, was 0.36%.

Average Annual Total Returns for Periods Ended December 31, 2010

	1 Year	5 Years	10 Years
Vanguard Asset Allocation Fund Investor Shares
Return Before Taxes	15.50%	1.39%	2.38%
Return After Taxes on Distributions	15.13	0.98	1.89
Return After Taxes on Distributions and Sale of Fund Shares	10.35	1.08	1.84

Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Standard & Poor’s 500 Index	15.06%	2.29%	1.41%
Asset Allocation Composite Index	14.12	4.11	3.75

			Since
			Inception
			(Aug. 13,
	1 Year	5 Years	2001)
Vanguard Asset Allocation Fund Admiral Shares
Return Before Taxes	15.58%	1.48%	3.17%

Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Standard & Poor’s 500 Index	15.06%	2.29%	2.54%
Asset Allocation Composite Index	14.12	4.11	4.51

Investment Performance of the Balanced Index Fund Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Balanced Index Fund. The bar chart shows how the performance of the Balanced Index Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Balanced Index Fund‘s target indexes and a composite index, which have investment characteristics similar to those of the Fund. Keep in mind that the Balanced Index Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns—Vanguard Balanced Index Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 11.26% (quarter ended September 30, 2009), and the lowest return for a quarter was –12.54% (quarter ended December 31, 2008). The return for the most recent calendar quarter ended June 30, 2011, was 0.93%.

Average Annual Total Returns for Periods Ended December 31, 2010

	1 Year	5 Years	10 Years
Vanguard Balanced Index Fund Investor Shares
Return Before Taxes	13.13%	4.48%	4.13%
Return After Taxes on Distributions	12.44	3.68	3.23
Return After Taxes on Distributions and Sale of Fund Shares	8.73	3.44	3.05

Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Spliced Total Stock Market Index	17.28%	3.04%	2.56%
Spliced Barclays Capital U.S. Aggregate Float Adjusted Index	6.58	5.81	5.84
Balanced Composite Index	13.47	4.57	4.27

	1 Year	5 Years	10 Years
Vanguard Balanced Index Fund Admiral Shares
Return Before Taxes	13.29%	4.58%	4.22%

Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Spliced Total Stock Market Index	17.28%	3.04%	2.56%
Spliced Barclays Capital U.S. Aggregate Float Adjusted Index	6.58	5.81	5.84
Balanced Composite Index	13.47	4.57	4.27

Purchases, Redemptions, and Exchanges of Fund Shares; Other Shareholder Information

Purchase, Redemption, and Exchange Information. The following chart highlights the purchase, redemption, and exchange features of the Asset Allocation Fund as compared with such features of the Balanced Index Fund.

Purchase, Redemption, and	Vanguard Asset Allocation	Vanguard Balanced
Exchange Features	Fund Investor Shares	Index Fund Investor Shares
Minimum initial purchase/	$3,000/	$3,000/
additional investment	$100	$100
Purchases	Through Vanguard’s	Through Vanguard’s
	website, by telephone,	website, by telephone,
	or by mail	or by mail
Redemptions	Through Vanguard’s	Through Vanguard’s
	website, by telephone,	website, by telephone,
	or by mail	or by mail
Free Exchange Privileges	Yes, through Vanguard’s	Yes, through Vanguard’s
	website, by telephone,	website, by telephone,
	or by mail	or by mail

Purchase, Redemption, and	Vanguard Asset Allocation	Vanguard Balanced
Exchange Features	Fund Admiral Shares	Index Fund Admiral Shares
Minimum initial purchase/	$50,000/	$10,000/
additional investment	$100 (other than by	$100 (other than by
	Automatic Investment Plan,	Automatic Investment Plan,
	which has no established	which has no established
	minimum)	minimum)
Purchases	Through Vanguard’s	Through Vanguard’s
	website, by telephone,	website, by telephone,
	or by mail	or by mail
Redemptions	Through Vanguard’s	Through Vanguard’s
	website, by telephone,	website, by telephone,
	or by mail	or by mail
Free Exchange Privileges	Yes, through Vanguard’s	Yes, through Vanguard’s
	website, by telephone,	website, by telephone,
	or by mail	or by mail

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

Conversions From Investor Shares to Admiral Shares

Self-directed conversions. If your account balance in the Balanced Index Fund is at least $10,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You can request a conversion online (if you are a registered user of vanguard. com), by telephone, or by mail. Institutional clients should contact Vanguard for information on special eligibility rules that may apply to them.

Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in the Balanced Index Fund exceeds $10,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion. Institutional clients should contact Vanguard for information on special eligibility rules that may apply to them.

Mandatory Conversions to Another Share Class

If an account no longer meets the balance requirements for a share class, Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Calculating NAV. Each Fund, as a fund with multiple share classes, does not have a single NAV. Rather, each class of each Fund has its own NAV that is calculated each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time). NAV per share is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class.

Tax Information

The Balanced Index Fund’s distributions may be taxable as ordinary income or capital gain. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Balanced Index Fund shares. A sale or exchange of Balanced Index Fund shares is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Balanced Index Fund shares, may also be subject to state and local income taxes.

Payments to Financial Intermediaries

The Balanced Index Fund and its investment advisor do not pay financial intermediaries for sales of Balanced Index Fund shares.

Balanced Index Fund Advisory Arrangement

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Balanced Index Fund through its Quantitative Equity and Fixed Income Groups. As of December 31, 2010, Vanguard served as advisor for approximately $1.4 trillion in assets. Vanguard manages the

Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund. For the fiscal year ended December 31, 2010, the advisory expenses represented an effective annual rate of 0.01% of the Balanced Index Fund’s average net assets.

For a discussion of why the board of trustees approved the Balanced Index Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.

Vanguard’s Quantitative Equity and Fixed Income Groups are overseen by: George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard’s stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

Sandip A. Bhagat, CFA, Principal of Vanguard and head of Vanguard’s Quantitative

Equity Group. He has oversight responsibility for all active quantitative equity funds and all equity index funds managed by the Quantitative Equity Group. He has managed investment portfolios since 1987 and has been with Vanguard since 2009.

He received his B.S. in Chemical Engineering from the University of Bombay, India, and an M.S. in Chemical Engineering and an M.B.A. from the University of Connecticut.

Robert F. Auwaerter, Principal of Vanguard and head of Vanguard’s Fixed Income

Group. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

Kenneth E. Volpert, CFA, Principal of Vanguard and head of Vanguard’s Taxable Bond

Group. He has direct oversight responsibility for all taxable bond funds managed by the Fixed Income Group. He has managed investment portfolios since 1982 and has been with Vanguard since 1992. He received his B.S. from the University of Illinois and an M.B.A. from the University of Chicago.

The managers primarily responsible for the day-to-day management of the Balanced

Index Fund are:

Gregory Davis, CFA, Principal of Vanguard and head of Vanguard’s Bond Index

Group. He has worked in investment management for Vanguard since 1999; has managed investment portfolios since 2000; and has managed the bond portion of the Fund since 2005. Education: B.S., Pennsylvania State University; M.B.A., The Wharton School of the University of Pennsylvania.

Michael Perre, Principal of Vanguard. He has been with Vanguard since 1990; has managed investment portfolios since 1999; and has managed the stock portion of the Fund since 2000. Education: B.A., Saint Joseph’s University; M.B.A., Villanova University.

Dividends, Capital Gains, and Taxes Fund Distributions

The Balanced Index Fund distributes to shareholders virtually all of its net income (dividends and interest less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions generally occur annually in December. In addition, the Balanced Index Fund may occasionally make a supplemental distribution at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Balanced Index Fund.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Balanced Index Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Taxable dividends that you receive are generally taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Balanced Index Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the Balanced Index Fund.

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you’ve owned shares in the Balanced Index Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Balanced Index Fund‘s normal investment activities and cash flows.

• A sale or exchange of Balanced Index Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Balanced Index Fund shares, may be subject to state and local income taxes.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About “Buying a Dividend”

Unless you are investing through a tax-deferred retirement account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change).
You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid “buying a dividend,”
check a fund’s distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

• Provide us with your correct taxpayer identification number;
• Certify that the taxpayer identification number is correct; and
• Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at vanguard.com and review “Non-U.S. investors.” Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Frequent-Trading Policy

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

The brokerage firm through which you hold your ETF Shares, however, may place certain limits on your ability to purchase and/or sell ETF Shares over any given period.

For Vanguard Retirement Investment Program pooled plans, the policy applies to exchanges made online or by phone.

The frequent-trading policy does not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange

Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Redemptions of shares to pay fund or account fees.

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transaction requests submitted by fax, if otherwise permitted, are not mail transactions and are subject to the policy.)

• Transfers and reregistrations of shares within the same fund. • Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund. • Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading policy does not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions. • Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees. • Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by mail to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are not mail requests and are subject to the policy.)

* The following Vanguard fund accounts are subject to the frequent-trading policy:

SEP–IRAs, SIMPLE IRAs, certain Section 403(b)(7) accounts, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 60-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients.

However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that

Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies.

If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Financial Highlights

The following financial highlights tables are intended to help you understand the Balanced Index Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). The information for the six-month period ended June 30, 2011, has not been audited by an independent registered public accounting firm. The information for all periods in the tables through December 31, 2010, has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at vanguard.com or by contacting Vanguard by telephone or mail.

Balanced Index Fund Investor Shares
Six Months
	Ended
	June 30,			Year Ended December 31,
	2011	2010	2009	2008	2007	2006
Net Asset Value,
Beginning of Period	$21.38	$19.35	$16.59	$22.01	$21.36	$19.81
Investment Operations
Net Investment Income	.235	.477	.507	.615	.660	.600
Net Realized and
Unrealized Gain (Loss)
on Investments	.802	2.032	2.767	(5.432)	.650	1.550
Total from Investment Operations	1.037	2.509	3.274	(4.817)	1.310	2.150
Distributions
Dividends from
Net Investment Income	(.227)	(.479)	(.514)	(.603)	(.660)	(.600)
Distributions from
Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.227)	(.479)	(.514)	(.603)	(.660)	(.600)
Net Asset Value, End of Period	$22.19	$21.38	$19.35	$16.59	$22.01	$21.36

Total Return[1]	4.86%	13.13%	20.05% –22.21%		6.16%	11.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions) $2,208		$2,306	$3,431	$2,731	$3,717	$3,926
Ratio of Total Expenses to
Average Net Assets	0.24%	0.26%	0.25%	0.20%	0.19%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.16%	2.38%	2.91%	3.11%	2.99%	2.93%
Portfolio Turnover Rate	61%[2]	49%[2]	55%	50%	26%	33%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 24% and 15% attributable to mortgage-dollar-roll activity.

Balanced Index Fund Admiral Shares
Six Months
	Ended
	June 30,			Year Ended December 31,
	2011	2010	2009	2008	2007	2006
Net Asset Value,
Beginning of Period	$21.38	$19.35	$16.60	$22.02	$21.36	$19.82
Investment Operations
Net Investment Income	.251	.506	.527	.633	.690	.608
Net Realized and
Unrealized Gain (Loss)
on Investments	.802	2.032	2.757	(5.432)	.650	1.550
Total from Investment Operations	1.053	2.538	3.284	(4.799)	1.340	2.158
Distributions
Dividends from
Net Investment Income	(.243)	(.508)	(.534)	(.621)	(.680)	(.618)
Distributions from
Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.243)	(.508)	(.534)	(.621)	(.680)	(.618)
Net Asset Value, End of Period	$22.19	$21.38	$19.35	$16.60	$22.02	$21.36

Total Return	4.93%	13.29%	20.11%	-22.12%	6.31%	11.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions) $4,184		$3,840	$1,850	$1,536	$2,040	$2,263
Ratio of Total Expenses to
Average Net Assets	0.10%	0.12%	0.14%	0.11%	0.10%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.30%	2.52%	3.02%	3.20%	3.08%	3.02%
Portfolio Turnover Rate	61%[1]	49%[1]	55%	50%	26%	33%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes 24% and 15% attributable to mortgage-dollar-roll activity.

Information About the Reorganization

At a meeting on September 22, 2011, the board of trustees for the Asset Allocation Fund discussed and approved the proposed Reorganization and the Agreement and Plan of Reorganization (the “Agreement and Plan”). Vanguard Malvern Funds (the “Malvern Trust”), the legal entity to which the Asset Allocation Fund belongs, has entered into the Agreement and Plan with Vanguard Valley Forge Funds (the “Balanced Index Trust”), the legal entity to which the Balanced Index Fund belongs.

Agreement and Plan of Reorganization. The Agreement and Plan sets out the terms and conditions that will apply to the Reorganization (assuming that shareholders approve this proposal).

Three Steps to Reorganize. If approved by shareholders, the Reorganization will be accomplished in a three-step process. First, the Asset Allocation Fund will transfer all of its assets and liabilities to the Balanced Index Fund. Second, and simultaneously with step one, the Balanced Index Fund will open an account for each shareholder of the Asset Allocation Fund, crediting it with an amount of the Balanced Index Fund’s Investor or Admiral Shares, as appropriate, equal in value to the Asset Allocation shares that the shareholder had owned. Third, the Asset Allocation Fund will be dissolved and terminated as a series of Malvern Trust.

Until the Reorganization date, shareholders of the Asset Allocation Fund will be able to redeem their shares of that Fund. Redemption requests received after the Reorganization will be treated as requests for redemption of Investor Shares or Admiral Shares, as appropriate, of the Balanced Index Fund received by the shareholder in the Reorganization.

The obligations of the Funds under the Agreement and Plan are subject to various conditions. Among other things, the Agreement and Plan requires that all filings be made with, and all consents be received from, federal, state, and local regulatory authorities as may be necessary to carry out the transactions contemplated by the Agreement and Plan. The Agreement and Plan may be terminated at any time by the actions of the trustees of either Fund, and may be amended, modified, or supplemented as may be mutually agreed upon by authorized officers for the Funds. For a complete description of the terms and conditions that will apply to the Reorganization, please see the Agreement and Plan of Reorganization attached as Appendix A to this proxy statement/prospectus.

Effective as Soon as Practicable. If approved by shareholders, the Reorganization will take place as soon as practicable after all necessary regulatory approvals and legal opinions are received. It is currently anticipated that the Reorganization will be accomplished as of the close of business on February 10, 2012.

Tax-Free Reorganization. It is expected that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the

Internal Revenue Code. This means that none of the parties involved—the Asset Allocation Fund, the Balanced Index Fund, or their respective shareholders—will recognize a gain or loss directly as a result of the Reorganization. There is additional information about the federal income tax consequences of the Reorganization in the Agreement and Plan of Reorganization.

• Asset Allocation Fund’s final distribution. At the time of the Reorganization, the Asset Allocation Fund will distribute its accumulated undistributed net investment income, if any, and accumulated realized capital gains, if any. (As of the date of this proxy statement, the Asset Allocation Fund has accumulated no such capital gains.)

• Payments of quarterly and year-end distributions for Balanced Index Fund shares. Following the Reorganization, former shareholders of the Asset Allocation

Fund will participate fully in the quarterly and year-end distributions made for the

Investor or Admiral Shares, as appropriate, of the Balanced Index Fund.

• Cost basis. Following the Reorganization, your aggregate cost basis and your holding period in your shares will remain the same. However, your nominal per-share cost will change as a result of differences in the share prices of the Asset Allocation Fund’s and Balanced Index Fund’s Investor and Admiral Shares.

The Asset Allocation Fund’s assets will be repositioned to the 60% stock/40% bond allocation prior to the date of the Reorganization. The Fund will incur transaction costs associated with repositioning the portfolio; however, portfolio management expects that those transaction costs will not be significant, given that most of the stocks and bonds are widely held and liquid. We believe that the one-time transaction costs are outweighed by the benefit that Fund shareholders will realize from the Reorganization over time, including lower management expenses, greater portfolio diversification to the U.S. stock and bond markets, and a favorable risk/return profile. In addition, we believe that this transition may be executed with minimal or no tax impact on current Fund shareholders. The tax impact would be mitigated because the redemption of Asset Allocation Fund holdings by the Vanguard LifeStrategy Funds, which would be done in-kind, would allow Vanguard to expunge a significant portion of unrealized gains present in the Asset Allocation Fund at the time of redemption.1 Furthermore, we anticipate that most, if not all, of the gains that are ultimately realized as a result of repositioning the portfolio would be offset by the Asset Allocation Fund’s substantial amounts of accumulated capital losses.

1	Current IRS rules do not require the realization of gains on in-kind redemptions between mutual funds. Any unrealized gains on securities transferred in-kind to the redeeming entity are simply expunged and never recognized.

Tax-basis capital gains and losses are determined only at the end of each fiscal year.

For tax purposes, at September 30, 2010, the Asset Allocation Fund had available capital loss carryforwards totaling $1,155,271,000 to offset future net capital gains of $77,389,000 through September 2012, and $1,077,882,000 through September 30, 2017. At December 31, 2010, the Balanced Index Fund had a capital loss carryforward of approximately $302,745,000, which expires on December 31, 2017.

The Reorganization would impact the use of the Asset Allocation Fund’s capital loss carryforwards, all of which at the current time are subject to the eight-taxable-year expiration referred to above, in the following manner: (1) the expiration date of the carryforwards would move up one year; for example, the carryforwards due to expire on September 30, 2017, would expire on December 31, 2016; (2) the carryforwards would benefit the shareholders of the combined Fund, rather than only the shareholders of the Asset Allocation Fund; (3) the amount of the carryforwards that could be utilized in any taxable year would equal the long-term tax-exempt rate at such time, multiplied by the aggregate net asset value of the Asset Allocation Fund at the time of the Reorganization, and this yearly limitation will be increased by any capital gains realized after the Reorganization on securities held by the Asset Allocation Fund that had unrealized appreciation at the time of the Reorganization; and (4) any gains recognized after the Reorganization that are attributable to appreciation in the Asset Allocation Fund’s portfolio at the time of the Reorganization would not be able to be offset by the capital loss carryforward of the Balanced Index Fund.

The combination of the above referenced limitations on the use of loss carryforwards may result in a significant portion of the Asset Allocation Fund’s loss carryforwards expiring unused. It should be noted that there would be no assurances that either Fund would be able to use such losses in the absence of the Reorganization.

The Reorganization would impact the use of the Balanced Index Fund’s capital loss carryforward in the following manner: (1) the shareholders of the combined Fund would benefit, rather than only the shareholders of the Balanced Index Fund; and (2) subsequently recognized gains that are attributable to appreciation in the Balanced Index Fund’s portfolio at the time of the Reorganization cannot be utilized against any capital loss carryforwards or losses recognized after the Reorganization that are attributable to depreciation in the Asset Allocation Fund’s portfolio at the time of the Reorganization.

The capital loss carryforwards and limitations described above may change significantly between now and the Reorganization closing date, expected to be approximately February 10, 2010. Further, the ability of each Fund to use these losses (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The combination of these factors on the use of loss carryforwards may result in some portion of the loss carryforwards of either or both of the Funds expiring unused.

Expenses of the Reorganization. The Balanced Index Fund and the Asset Allocation Fund will bear their own expenses incurred in the Reorganization. The expenses for the Balanced Index Fund, which consist mainly of legal and accounting fees, are expected to be approximately $18,000. We expect the Asset Allocation Fund’s expenses for the Reorganization to be approximately $98,000. These expenses will include the cost of the Special Meeting; proxy costs (including all costs of solicitation, printing, and mailing of this proxy statement); and legal and accounting fees.

Why We Want to Reorganize Your Fund. The purpose of the proposed Reorganization is to combine the Asset Allocation Fund with the Balanced Index Fund, a much larger fund that also invests in both stocks and bonds. By the time of the merger, the Asset Allocation Fund will have the same investment objective, investment strategies and risks, and investment advisory arrangements as the Balanced Index Fund. The Funds will be virtually identical investment options—the only noticeable difference being their expense ratios, with the Balanced Index Fund offering lower-cost Investor and Admiral Shares.

In the past, the Asset Allocation Fund followed a tactical approach, allocating its assets among U.S. stocks, bonds, and money market instruments based on the advisor’s evaluation of expected risk and returns. These proportions changed as the advisor’s risk/return expectations shifted, and the Fund had the flexibility to invest up to 100% of its assets in any one of the three asset classes. While this tactical investment approach often resulted in periods of favorable returns, the Fund’s board of trustees authorized changes in the Fund’s investment approach and advisory structure in the belief that the new investment approach will provide competitive returns over the long term with considerably less risk.

Since September 30, 2011, the Asset Allocation Fund has been internally managed by Vanguard through its Quantitative Equity and Fixed Income Groups. In addition, Vanguard has been gradually moving the Fund to a static portfolio allocation of 60% stocks and 40% bonds. Once this transition is completed, on or around November 30, 2011, the Asset Allocation Fund’s strategies will be in line with those of the Balanced Index Fund.

As a result of the Reorganization, Asset Allocation Fund shareholders will realize immediate modest expense ratio savings. The expense ratio of the Investor class shareholders will decline to 0.24% from 0.27%, and that of Admiral class shareholders will decline to 0.10% from 0.19%. Moreover, combining the Funds will allow fixed costs to be spread over a larger asset base, which could lead to lower expenses for the combined fund over time.

Your board of trustees believes that it is in shareholders’ best interests to reorganize the Asset Allocation Fund into the Balanced Index Fund. The Reorganization will be tax-free, and the Balanced Index Fund will issue Investor Shares and Admiral Shares corresponding to the share classes held by Asset Allocation shareholders. After the reorganization, you will be a shareholder of the Balanced Index Fund, and the Asset Allocation Fund, with no assets remaining, will be dissolved.

Recommended Vote

Your Fund’s board of trustees recommends that you vote to approve the proposed
Reorganization.

Additional Information About the Funds

Form of Organization. The Balanced Index Fund is a series of the Valley Forge Funds, an open-end management investment company registered under the Investment

Company Act of 1940. The Asset Allocation Fund is a series of the Malvern Trust, an open-end management investment company registered under the Investment

Company Act of 1940. The Valley Forge Funds and the Malvern Trust are both organized as Delaware statutory trusts and are governed by separate but substantially identical Agreements and Declarations of Trust.

Trustees. The business and affairs of each Fund are managed under the direction of a board of trustees. The respective boards of trustees have the same members.

Voting Rights. Shareholders of the Funds are entitled to one vote per dollar of investment value unless otherwise required by law. Separate votes are required by each series or class of shares on matters affecting an individual series or class. Shares have noncumulative voting rights and no preemptive or subscription rights. The Funds are not required to hold shareholder meetings annually, although shareholder meetings may be called from time to time for purposes such as electing or removing trustees, changing fundamental policies, or approving a significant transaction.

Independent Auditor. PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for both the Asset Allocation Fund and the Balanced Index Fund.

Service Agreements. Each Fund receives a range of services from Vanguard and distribution services from VMC, Vanguard’s wholly-owned subsidiary, pursuant to the

Funds’ Service Agreement (see Overview: Service Arrangements). Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment.

A description of the material terms of the current arrangements for the Asset Allocation Fund and the Balanced Index Fund follows.

Fees

Under the Funds’ Service Agreement, each Fund obtains, at cost, from Vanguard, corporate management, administrative, transfer agency, investment advisory and distribution services. Each Fund pays its share of Vanguard’s net expenses for providing these services on a monthly basis, which are allocated among the Vanguard funds under methods approved by the board of trustees of each fund, consistent with SEC exemptive orders.

Other Expenses

Under the Vanguard structure, each Fund bears the cost of paying its direct expenses, such as legal, custody, and audit fees.

Capitalization of Vanguard

The Funds’ Service Agreement provides that (1) each member fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each member fund may contribute to Vanguard’s capitalization. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund’s relative net assets and its contribution to Vanguard’s capital.

Delegation of Duties

Under the Funds’ Service Agreement, Vanguard may establish wholly owned subsidiaries, and supervise the management and operations of such subsidiaries, as are necessary or appropriate to carry on or support the business activities of each Fund. In addition, Vanguard may authorize such subsidiaries to perform such other functions for each Fund as Vanguard’s board of directors may determine.

Duration and Termination

Each Fund may elect to withdraw from the Funds’ Service Agreement at the end of any monthly period by giving at least 90 days’ prior written notice to each other party to the Funds’ Service Agreement. Furthermore, upon the written demand of all other funds which are a party to the Funds’ Service Agreement, each Fund may be required to withdraw from the Agreement.

Liability and Indemnification

Under the Funds’ Service Agreement, each Fund agrees to indemnify, and hold harmless, each other fund that is a party to the Funds’ Service Agreement, Vanguard, and any subsidiary of Vanguard against costs and losses related to civil, criminal, or administrative litigation if the suit or loss is a result of being a party to the Funds’ Service Agreement or from indirect participation in transactions contemplated by the Funds’ Service Agreement and the suit or loss is related primarily and substantially to the business of the Fund. Each Fund’s obligations to another party to the Funds’ Service Agreement are limited to expenses and losses actually incurred by the indemnified party.

Comparing Service Fees and Capital Contributions. As of December 31, 2010, the Balanced Index Fund had contributed $1,712,000 in capital to Vanguard, representing 0.02% of the Fund’s average net assets and 0.68% of Vanguard’s capitalization. The Balanced Index Fund’s capital investment in Vanguard would have been $3,423,000 (an increase of $1,711,000), representing 0.02% of the Fund’s average net assets and 0.68% of Vanguard’s capital overall, if the Funds had been combined as of December 31, 2010.

Capitalization. The following table shows, on an unaudited basis, the capitalization of the Asset Allocation Fund’s and Balanced Index Fund’s Investor and Admiral Shares, respectively, as of June 30, 2011, and the capitalization of the Balanced Index Fund’s Investor Shares and Admiral Shares on a pro forma basis as of that date, after giving effect to the proposed acquisition of assets at net asset value. The following are examples of the number of shares of the Asset Allocation Fund’s Investor Shares and Admiral Shares that would be exchanged for the Investor Shares and Admiral Shares of the Balanced Index Fund if the Reorganization had been consummated on June 30, 2011, and do not reflect the number or value of such shares that would actually be received if the Reorganization occurs. The pro forma adjustments to the total net assets reflect the costs associated with the reorganization and, for the Investor Shares only, the LifeStrategy Funds’ redemption of their Asset Allocation Fund shares.

Capitalization Table (unaudited)
				Pro Forma
				Combined
	Vanguard	Vanguard		Vanguard
	Asset	Balanced		Balanced
	Allocation	Index Fund		Index Fund
	Fund Investor	Investor	Pro Forma	Investor
	Shares	Shares	Adjustments	Shares
Total Net Assets	$7,580,986,579	$2,208,037,920	–$5,314,959,176	$4,474,065,323
Total Number of
Shares Outstanding	295,727,581	99,528,103	–193,585,013	201,670,671
NAV Per Share	$25.64	$22.19		$22.19

Capitalization Table (unaudited)
				Pro Forma
				Combined
	Vanguard	Vanguard		Vanguard
	Asset	Balanced		Balanced
	Allocation	Index Fund		Index Fund
	Fund Admiral	Admiral	Pro Forma	Admiral
	Shares	Shares	Adjustments	Shares
Total Net Assets	$1,646,756,999	$4,184,349,198	–$22,925	$5,831,083,272
Total Number of
Shares Outstanding	28,616,748	188,608,601	45,610,161	262,835,510
NAV Per Share	$57.55	$22.19		$22.19

Total Net Assets	$9,227,743,578	$6,392,387,118	–$5,314,982,101	$10,305,148,595

Vanguard Balanced Index Fund also offers Institutional Shares and Signal Shares, which had total net assets as of June 30, 2011, of $3,841,353,992 and $934,190,512, respectively. Total pro forma combined net assets including all share classes of Vanguard Balanced Index Fund would be $15,080,693,099 as of June 30, 2011.

General Information

This section provides information on a number of topics relating to proxy voting and the shareholder meeting.

Vote Needed to Approve the Reorganization. The Reorganization will not be consummated unless approved by the lesser of (1) shares representing 67% or more of the Asset Allocation Fund’s net assets voted, so long as shares representing more than 50% of the Asset Allocation Fund’s net assets are present or represented by proxy, or (2) shares representing more than 50% of the Asset Allocation Fund’s net assets.

Proxy Solicitation Methods. The Asset Allocation Fund is furnishing you this proxy statement/prospectus in connection with the solicitation of proxies. The Asset Allocation Fund will solicit shareholder proxies in a variety of ways. All shareholders that are entitled to vote will receive these proxy materials by mail or electronically (assuming that applicable requirements are met). In addition, employees and officers of Vanguard or its affiliates may solicit shareholder proxies in person, by telephone, by mail, or through the internet. Computershare Fund Services (“CFS”) has been engaged to assist in the solicitation of proxies for the shareholder meeting.

Proxy Solicitation Costs. The Asset Allocation Fund will pay all costs of soliciting proxies, including costs relating to the printing, mailing, and tabulation of proxies. CFS’s solicitation costs are currently estimated to be approximately $70,000. By voting immediately, you can help your Fund avoid the considerable expense of a second solicitation.

Quorum. In order for the shareholder meeting to go forward, the Asset Allocation

Fund must achieve a quorum. This means that at least thirty-three and one-third percent (33 1/3%) of the Asset Allocation Fund’s shares must be represented at the meeting—either in person or by proxy. All returned proxies count towards a quorum regardless of how they are voted (“For,” “Against,” or “Abstain”). The Asset

Allocation Fund will count broker non-votes and abstentions toward establishing a quorum, but against the approval of the proposal. (A broker non-vote is a proxy received from a broker who holds fund shares on behalf of an investor, but who does not have discretionary power to vote the shares on the investor’s behalf, indicating that the broker has not received instructions from the investor on the proposal.) Signed, dated proxy cards and voting instruction cards returned to Vanguard without a choice indicated as to the proposal shall be voted for the proposal.

Revoking a Proxy. Your latest vote is the one that counts. Therefore, you can revoke a prior proxy simply by voting again—through the internet, with your proxy card or voting instruction card, or by toll-free telephone call. You can also revoke a prior proxy by writing to the Asset Allocation Fund’s secretary at the following address: Heidi

Stam, V26, The Vanguard Group, Inc., 100 Vanguard Blvd., Malvern, PA 19355, or by voting in person at the meeting. You may revoke your proxy at any time up until voting results are announced at the shareholder meeting.

Adjournment. If a quorum is not present or represented at the shareholder meeting, either the chairman of the meeting (without a shareholder vote) or the holders of a majority of the votes present in person or by proxy shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented to a date not more than 120 days after the original record date. At such adjourned meeting at which quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

Shareholder Proposals. Any shareholder proposals to be included in the proxy statement for the Asset Allocation Fund’s next shareholder meeting must be received by the Asset Allocation Fund within a reasonable period of time prior to that meeting. Other than the meeting described in this proxy statement, the Asset Allocation Fund has no current plans to hold an annual or special meeting in 2012. If the Reorganization is consummated, there will be no further meetings of shareholders of the Asset Allocation Fund. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Voting Rights. Asset Allocation Fund shareholders are entitled to cast one vote for each dollar of fund net assets owned on the record date and a fractional vote for each fractional dollar of net assets owned on that date.

Nominee Accounts. Upon request, the Asset Allocation Fund will reimburse nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the Fund’s shares. Please submit invoices for our review to: Vanguard Legal

Department, V26, P.O. Box 2600, Valley Forge, PA 19482-2600.

Annual/Semiannual Reports. The most recent annual and semiannual reports to shareholders for the Balanced Index Fund and the Asset Allocation Fund are available at no cost. To request a report, please call us toll-free at 800-662-7447, or write to us at P.O. Box 2600, Valley Forge, PA 19482-2600. The reports are also available at our website, vanguard.com. Participants in a company-sponsored 401(k) or other retirement plan administered by Vanguard may call us at 800-523-1188.

Principal Shareholders. As of August 31, 2011, the Asset Allocation Fund had approximately $8,568,123,170 in net assets and 327,425,022 outstanding shares. As of the same date, the officers and trustees of the Fund, as a group, owned less than 1% of the outstanding shares. Each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding Investor and Admiral Shares, respectively, of the Asset Allocation Fund as of August 31, 2011:

Percentage of Outstanding
Record Owner	Shares Owned
Investor Shares
Vanguard LifeStrategy Moderate Growth Fund, Valley Forge, PA	23.54%
Vanguard LifeStrategy Growth Fund, Valley Forge, PA	21.52%
Vanguard LifeStrategy Conservative Growth Fund, Valley Forge, PA	19.01%
Vanguard LifeStrategy Income Fund, Valley Forge, PA	7.11%
Admiral Shares
N/A	N/A

The principal shareholders of the Asset Allocation Fund are Vanguard LifeStrategy Income Fund, Vanguard LifeStrategy Conservative Growth Fund, Vanguard LifeStrategy Moderate Growth Fund, and Vanguard LifeStrategy Growth Fund. The LifeStrategy Funds will “echo vote” their shares, meaning that the shares will be voted for, against, or abstain in the same proportions as those of shareholders in the Asset Allocation Fund overall. All the votes of the LifeStrategy Funds after echo voting will be added to the votes received from all other shareholders (i.e., those not subject to echo voting).

The LifeStrategy Funds are expected to redeem all of their assets from the Asset Allocation Fund after the shareholder record date, but prior to the Reorganization. Accordingly, the LifeStrategy Funds will not own any shares of the Balanced Index Fund upon consummation of the Reorganization.

As of August 31, 2011, the Balanced Index Fund had approximately $11,118,032,713 in net assets and 519,586,663 outstanding shares. As of the same date, the officers and trustees of the Valley Forge Funds, as a group, owned less than 1% of the outstanding shares of the Balanced Index Fund. Each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding Investor, Admiral, Signal, and Institutional Shares, respectively, of the Balanced Index Fund as of August 31, 2011:

Percentage of Outstanding

Record Owner	Shares Owned
Investor Shares
Charles Schwab & Co., Inc., San Francisco, CA	7.09%
Admiral Shares
N/A	N/A
Institutional Shares
Minnesota State Retirement System Defined Contribution Plan, Saint Paul, MN	11.31%
Fidelity Investments, Covington, KY	10.00%
Chevron Employee Savings Investment Plan, San Ramon, CA	8.98%
TIAA-CREF as agent for JP Morgan Chase Bank Retirement, Brooklyn, NY	8.01%
State Street Bank & Trust Co., Trustee FBO IKON Solutions, Inc., Westwood, MA	5.64%

Percentage of Outstanding
Record Owner	Shares Owned
Signal Shares
Fidelity Investments Institutional Operations Co., Inc.
(FIIOC) Agent for Certain Employee Benefit Plans, Covington, KY	12.54%
Vanguard Charitable Endowment Plan, Moderate Growth
Custodian Account, Valley Forge, PA	10.03%
Charles Schwab & Co., Inc., San Francisco, CA	10.00%
BHP USA Retirement Savings Plan, Houston, TX	7.43%

For purposes of the Investment Company Act of 1940, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing tables is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class. The Funds believe that most of the shares referred to in the above tables were held by the above persons in accounts for their fiduciary, agency, or custodial customers, although shares of the Asset Allocation Fund were held by the Vanguard LifeStrategy Funds as discussed above.

Other Matters. At this point, we know of no other business to be brought before the shareholder meeting. However, if additional matters do arise, it is the trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named on the enclosed proxy. If you object to our voting other matters on your behalf, please tell us in writing before the meeting.

Obtaining Information From the SEC. The Valley Forge Funds and the Malvern Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and must file certain reports and other information with the SEC.

The proxy materials, reports, and other information filed by the Valley Forge Funds and the Malvern Funds can be inspected and copied at the public reference facilities maintained by the SEC located at 100 F Street, N.E., Washington, DC 20549. Copies of such materials also can be obtained from the Public Reference Branch, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

Shareholders who do not expect to be present at the meeting are requested to date and sign the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States. Shareholders are encouraged to vote by telephone or through the internet. Please follow the enclosed instructions to utilize these methods of voting.

APPENDIX A

Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this __ day of _________, 20__, by and between Vanguard Valley Forge Funds (the “Acquiring Trust”), a Delaware statutory trust with its principal place of business at 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, on behalf of its Vanguard Balanced Index Fund (the “Acquiring Fund”), and Vanguard Malvern Funds (the “Malvern Trust,” and together with the Acquiring Trust, the “Trusts”), a Delaware statutory trust with its principal place of business at 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, on behalf of its Vanguard Asset Allocation Fund (the “Acquired Fund”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of (i) the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; and (iii) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Malvern Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and the Acquired Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Trust is an open-end, management investment company registered under the 1940 Act;

WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the exchange of substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction;

WHEREAS, the Board of Trustees of the Malvern Trust has (i) determined that the exchange of substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction,

(ii) determined that the Reorganization is advisable and (iii) directed that the Reorgani-zation be submitted for consideration at a special meeting of the Acquired Fund shareholders as of the record date for determining the Acquired Fund shareholders entitled to vote at such meeting (the “Shareholder Meeting Record Date”);

WHEREAS, the purpose of the Reorganization is to combine the assets of the

Acquiring Fund with those of the Acquired Fund;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING

FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer substantially all of its assets as set forth in paragraph 1.2 to the Acquiring Fund and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares of its Admiral Class and Investor Class (the “Acquiring Fund Classes”), including fractional Acquiring Fund Shares (rounded to the third decimal place), determined by dividing the value of the Acquired Fund’s net assets with respect to each class of the Acquired Fund computed in the manner and as of the time and date set forth in paragraph 2.1 by the net asset value of one share of the corresponding Acquiring Fund Class computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. For the purposes of this Agreement, the Admiral Class shares of the Acquired Fund correspond to the Admiral Class shares of the Acquiring Fund and the Investor Class shares of the Acquired Fund correspond to the Investor Class shares of the Acquiring Fund. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including without limitation, all cash, securities, commodities and futures interests, accrued amortization and accretion, receivables (including interest and dividend receivables), claims and rights of action, and rights to register shares under applicable securities laws, which are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided in paragraph 3.1 (the “Closing Date”).

     1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves (expected to include expenses incurred in the ordinary course of the Acquired Fund’s operations, such as accounts payable relating to custodian and transfer agency fees, legal and audit fees, and expenses of state securities registration of the Acquired Fund’s shares) of the Acquired Fund.

     1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute pro rata to the Acquired Fund’s shareholders of record, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”), the Acquiring Fund Shares of the Acquiring Fund

Classes received by the Acquired Fund pursuant to paragraph 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares of the Acquiring Fund Classes then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of immediately after the close of business on the Closing Date (and after the declaration and payment of any dividends). The outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.3. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

     1.6. Any reporting responsibility of the Acquired Fund including (but not limited to) the responsibility for any periods ending on or before the Closing Date for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

     1.7. The Acquiring Trust on behalf of the Acquiring Fund shall take all actions expressed herein as being the obligations of the Acquiring Fund. The Malvern Trust on behalf of the Acquired Fund shall take all actions expressed herein as being the obligations of the Acquired Fund.

2. VALUATION

     2.1. The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (and after the declaration and payment of any dividends) on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquired Fund’s

Declaration of Trust and then-current prospectus or statement of additional information for the Acquired Fund.

     2.2. The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of immediately after the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s Declaration of Trust and then-current prospectus or statement of additional information for the Acquiring Fund.

     2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets shall be determined by dividing the value of the net assets of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

     2.4. All computations of value with respect to the Acquiring Fund shall be made by The Vanguard Group, Inc. (“VGI”).

3. CLOSING AND CLOSING DATE

     3.1. Subject to the terms and conditions set forth herein, the Closing Date shall be February 10, 2012 or such other date as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. Eastern time. The Closing shall be held at the offices of the Acquiring Trust, 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, or at such other place and time as the parties shall mutually agree.

     3.2. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the officers of either Trust, accurate appraisal of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.3. The Acquired Fund shall direct the Custodian for the Acquired Fund (“Acquired Fund Custodian”) to deliver, at the Closing, a certificate of an authorized officer stating that (a) the assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (b) all necessary taxes in connection with the delivery of the assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Malvern Trust on behalf of the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund shall direct the Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the1940 Act, or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act, as of the Closing

Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Acquired Fund shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund.

     3.4. The Acquired Fund shall deliver to the Acquiring Fund at the Closing a list of the names and addresses of each shareholder of the Acquired Fund and the number of outstanding Investor Class and Admiral Class Acquired Fund shares owned by each shareholder, all as of the Closing Date, certified by Malvern Trust’s Secretary or Assistant Secretary. The Acquiring Fund shall cause VGI to deliver at the Closing a certificate as to the opening of accounts in the shareholders’ names on the Acquiring Fund’s share transfer books. The Acquiring Fund shall issue and deliver a confirmation to the Acquired Fund evidencing the Acquiring Fund Shares to be credited to the Acquired Fund on the Closing Date or provide evidence satisfactory to the Acquired Fund that such shares have been credited to the Acquired Fund’s account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     3.5 If the Acquired Fund is unable to make delivery pursuant to paragraph 3.3 hereof to the Acquiring Fund Custodian of any of the assets of the Acquired Fund for the reason that any of such assets have not yet been delivered to it by the Acquired Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall deliver, with respect to said assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

     3.6 The Acquired Fund and the Acquiring Fund shall each deliver to the other at the Closing a certificate executed in its name by an authorized officer and in form and substance satisfactory to the recipient and dated the Closing Date to the effect that the representations and warranties it made in this Agreement are true and correct as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES

     4.1. The Acquired Fund represents and warrants to the Acquiring Fund that for each taxable year of operation since inception (including the taxable year including the Closing Date) the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such and has computed its federal income tax in a manner consistent with that election. The Acquired Fund represents and warrants to the Acquiring Fund that on or before the Closing Date, the Acquired Fund will have distributed to its shareholders an amount intended to equal all of its current and accumulated investment company taxable income and net realized capital gain, including any such income or gain accruing through the Closing Date.

     4.2. The Acquired Fund represents and warrants to the Acquiring Fund that the current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

     4.3. The Acquired Fund represents and warrants to the Acquiring Fund that (i) the financial statements of the Acquired Fund as of and for the year ended September 30, 2010, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and such statements are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which are available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein; and (ii) the unaudited financial statements of the Acquired Fund for the six months ended March 31, 2011 have been prepared in accordance with GAAP consistently applied by the Acquired Fund, and such statements (copies of which are available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and that there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

     4.4. The Acquired Fund represents and warrants to the Acquiring Fund that since September 30, 2010, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this paragraph 4.4, a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

     4.5 Since March 31, 2011, there has not been (i) any pending or to the knowledge of the Acquired Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquired Fund; (ii) any option to purchase or other right to acquire shares of the Acquired Fund issued or granted by or on behalf of the Acquired Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquired Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquired Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquired Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquired Fund; (v) any amendment of the Acquired Fund’s organizational documents in a manner materially affecting the Acquired Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquired Fund other than a lien for taxes not yet due and payable.

     4.6 The Acquired Fund represents and warrants to the Acquiring Fund that on the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

     4.7 The Acquired Fund represents and warrants to the Acquiring Fund that the Acquired Fund is a statutory trust that has been duly formed and is in good standing under the laws of the State of Delaware. The Acquired Fund is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

     4.8 Subject to the requisite approval of this Agreement by the Acquired Fund shareholders as of the Shareholder Meeting Record Date, the Acquired Fund represents and warrants to the Acquiring Fund that: (i) the Agreement has been duly authorized, executed and delivered by the Acquired Fund and constitutes a valid and legally binding obligation of the Acquired Fund; and (ii) the Agreement is enforceable against the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

     4.9 The Acquired Fund represents and warrants to the Acquiring Fund that it has called a special meeting of Acquired Fund shareholders as of the Shareholder Meeting Record Date to consider and act upon this Agreement and the transactions contemplated hereby and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than January 26, 2012 (or such other date as the parties may agree to in writing).

     4.10 The Acquired Fund represents and warrants to the Acquiring Fund that the Registration Statement on Form N-14 of the Acquiring Fund and the Combined

Prospectus/ Proxy Statement contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquired Fund based on information provided in writing by the Acquired Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquired Fund based on information provided in writing by the Target Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Acquired Fund for use in the Registration Statement or any other materials provided by the Acquired Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

     4.11 The Acquired Fund represents and warrants to the Acquiring Fund that it has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or included in the liabilities as provided in paragraph 1.3 hereof.

     4.12 The Acquiring Fund represents and warrants to the Acquired Fund that for each taxable year of the Acquiring Fund’s operation since inception (including the taxable year including the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has computed its federal income taxes in a manner consistent with that election, and intends to so qualify and elect each taxable year following the Reorganization.

     4.13 The Acquiring Fund represents and warrants to the Acquired Fund that the current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

     4.14 The Acquiring Fund represents and warrants to the Acquired Fund that (i)the financial statements of the Acquiring Fund as of and for the year ended December 31, 2010, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and such statements are in accordance with GAAP consistently applied, and such statements (copies of which are available to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. and (ii) the unaudited financial statements of the Acquired Fund for the six months ended June 30,, 2011 have been prepared in accordance with GAAP consistently applied by the Acquiring Fund, and such statements (copies of which are available to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and that there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

     4.15 The Acquiring Fund represents and warrants to the Acquired Fund that since December 31, 2010, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this paragraph 4.10, a decline in net asset value per share of the Acquiring Fund’s shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or the redemption of the Acquiring Fund’s shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change.

     4.16 Since June 30, 2011, there has not been (i) any pending or to the knowledge of the Acquiring Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Fund’s organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

     4.17 The Acquiring Fund represents and warrants to the Acquired Fund that on the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

     4.18 The Acquiring Fund represents and warrants to the Acquired Fund that the Acquiring Fund is a business trust that has been duly formed and is validly existing and in good standing under the laws of the State of Delaware. The Acquiring Fund is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

     4.19 The Acquiring Fund represents and warrants to the Acquired Fund that the Agreement has been duly authorized, executed and delivered by the Acquiring Fund and constitutes a valid and legally binding obligation of the Acquiring Trust on behalf of the Acquiring Fund; and the Agreement is enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

     4.20 The Acquiring Fund represents and warrants to the Acquired Fund that the Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the

Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Fund’s prospectus).

     4.21 The Acquiring Fund represents and warrants to the Acquired Fund that the Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.21 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquired Fund furnished to the Acquiring Fund by the Acquired Fund. Any written information furnished by the Acquiring Fund for use in the Registration Statement or any other materials provided by the Acquiring Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

5 COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 The Acquiring Fund and the Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable.

     5.2 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.3 The Acquired Fund will distribute to the shareholders of the Acquired Fund on or before the Closing Date an amount intended to equal all of its current or accumulated investment company taxable income and realized net capital gain, including any such income or gain accruing through the Closing Date.

     5.4 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

     5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Acquired Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

     5.6 The Acquiring Fund will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund. The Registration Statement shall include a combined prospectus/proxy statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Acquired Fund contemplated by paragraph __ of this Agreement and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with such meeting of the shareholders of the Acquired Fund to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the Acquired Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

     5.7 The Acquired Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the combined prospectus/proxy statement contained in the Registration Statement, which complies in all respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act and the rules and regulations, respectively, thereunder.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

AND THE ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     6.1 The Board of Trustees of the Acquired Fund shall have determined in good faith that (a) participating in the transaction is in the best interests of the Acquired Fund, and (b) the interests of existing shareholders of the Acquired Fund will not be diluted as a result of its effecting the transaction.

     6.2 The Board of Trustees of the Acquiring Fund shall have determined in good faith that (a) participating in the transaction is in the best interests of the Acquiring Fund, and (b) the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of its effecting the transaction.

     6.3 (a) The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund’s Declaration of Trust, Bylaws and Delaware law, as applicable, and (b) certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this paragraph 6.3(a).

     6.4 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquiring Fund or the Acquired Fund from completing the transactions contemplated herein.

     6.5 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

     6.6 The Acquiring Fund’s registration statement relating to the shares to be issued in connection with the transactions contemplated by this Agreement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     6.7 The parties shall have received the opinion of counsel addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that, based upon certain facts, assumptions, and representations: 6.7.1 The acquisition by Acquiring Fund of substantially all of the assets of Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Acquired Fund by Acquiring Fund followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund shares in complete liquidation and termination of Acquired Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

     6.7.2 Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Acquired Fund except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

     6.7.3 Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by Acquired Fund in the Reorganization.

     6.7.4 Acquiring Fund will recognize no gain or loss upon receiving the assets of Acquired Fund in exchange solely for Acquiring Fund Shares.

     6.7.5 The adjusted basis to Acquiring Fund of the assets of Acquired Fund received by Acquiring Fund in the reorganization will be the same as the adjusted basis of those assets in the hands of Acquired Fund immediately before the exchange.

     6.7.6 Acquiring Fund’s holding periods with respect to the assets of Acquired Fund that Acquiring Fund acquires in the transaction will include the respective periods for which those assets were held by Acquired Fund (except where investment activities of Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

     6.7.7 The Acquired Fund Shareholders will recognize no gain or loss upon receiving Acquiring Fund Shares solely in exchange for Acquired Fund Shares.

     6.7.8 The basis of the Acquiring Fund Shares received by an Acquired Fund Shareholder in the transaction will be the same as the basis of Acquired Fund Shares surrendered by the Acquired Fund Shareholder in exchange therefor.

     6.7.9 An Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund Shareholder in the transaction will include the holding period during which the Acquired Fund Shareholder held Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held such shares as a capital asset on the date of the Reorganization.

6.7.10 Pursuant to Section 381 of the Code and Section 1.381(a)-1 of the

United States Treasury regulations, the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the United States Treasury regulations promulgated thereunder.

     6.8 All representations and warranties of the Acquiring Fund and the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     6.9 The Acquiring Fund and the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund and the Acquired Fund on or before the Closing Date.

7. BROKERAGE FEES AND EXPENSES

     7.1 The Acquiring Fund and the Acquired Fund each represent and warrant to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

     7.2 Each party to this Agreement shall bear its own expenses in connection with carrying out the terms of this Agreement.

8. TERMINATION

This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, this Agreement may be terminated as follows at or prior to the Closing Date: (a) the Acquired Fund may terminate this Agreement by resolution of the Board of Trustees of the Acquired Fund if, in the good faith opinion of such Board, proceeding with the Agreement is not in the best interests of the Acquired Fund or the shareholders of the Acquired Fund.

     (b) the Acquiring Fund may terminate this Agreement by resolution of the Board of Trustees of the Acquiring Fund if, in the good faith opinion of such Board, proceeding with the Agreement is not in the best interests of the Acquiring Fund or the shareholders of the Acquiring Fund.

9. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 4.__ of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such Acquired Fund Shareholders without their further approval.

10. ENTIRE AGREEMENT; TERMINATION OF WARRANTIES

     10.1 The Acquired Fund and the Acquiring Fund agree that neither party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder Notwithstanding the foregoing sentence, the covenants to be performed after the Closing shall survive the Closing.

11. HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY; COUNTERPARTS

     11.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     11.2 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

     11.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     11.4 All persons dealing with the Acquiring Trust on behalf of the Acquiring Fund must look solely to the property of the Acquiring Fund for the enforcement of any claims as none of its trustees, officers, agents, or shareholders assume any personal liability for obligations entered into on behalf of the Acquiring Fund. No series of the Acquiring Trust shall be liable for any claims against any other series of the Acquiring Trust. The Malvern Trust on behalf of the Acquired Fund specifically acknowledges and agrees that any liability of the Acquiring Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund and that no other series of the Acquiring Trust shall be liable with respect thereto.

     11.5 All persons dealing with the Malvern Trust on behalf of the Acquired Fund must look solely to the property of the Acquired Fund for the enforcement of any claims as none of the trustees, officers, agents, or shareholders assume any personal liability for obligations entered into on behalf of the Acquired Fund. No series of the Malvern Trust shall be liable for any claims against any other series of the Malvern Trust. The Acquiring Trust on behalf of the Acquiring Fund specifically acknowledges and agrees that any liability of the Malvern Trust under this Agreement with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund and that no other series of the Malvern Trust shall be liable with respect thereto.

     11.6 This Agreement may be executed in one or more counterparts, all of which counterparts shall together constitute one and the same agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

ATTEST	VANGUARD VALLEY FORGE FUNDS
ACTING ON BEHALF OF ITS SERIES
VANGUARD BALANCED INDEX FUND

Name: Heidi Stam	Name: F. William McNabb III
Title: Secretary	Title: President and Chief Executive Officer

ATTEST	VANGUARD MALVERN FUNDS
ACTING ON BEHALF OF ITS SERIES
VANGUARD ASSET ALLOCATION
FUND

Name: Heidi Stam	Name: F. William McNabb III
Title: Secretary	Title: President and Chief Executive Officer

APPENDIX B

Vanguard Balanced Index Fund
Prospectus

April 26, 2011

Investor Shares & Admiral™ Shares
Vanguard Balanced Index Fund Investor Shares	(VBINX)
Vanguard Balanced Index Fund Admiral Shares	(VBIAX)

This prospectus contains financial data for the Fund through the fiscal year ended December 31, 2010.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Investing With Vanguard	28
Investing in Index Funds	7	Purchasing Shares	28
More on the Fund	8	Converting Shares	31
The Fund and Vanguard	19	Redeeming Shares	32
Investment Advisor	19	Exchanging Shares	36
Dividends, Capital Gains, and Taxes	21	Frequent-Trading Policy	36
Share Price	23	Other Rules You Should Know	38
Financial Highlights	25	Fund and Account Updates	42
		Contacting Vanguard	44
		Additional Information	45
		Glossary of Investment Terms	46

Fund Summary

Investment Objective

With 60% of its assets, the Fund seeks to track the performance of a benchmark index that measures the investment return of the overall U.S. stock market. With 40% of its assets, the Fund seeks to track the performance of a broad, market-weighted bond index.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for fund account balances below $10,000)	$20/year	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Expenses	0.23%	0.10%
12b-1 Distribution Fee	None	None
Other Expenses	0.03%	0.02%
Total Annual Fund Operating Expenses	0.26%	0.12%

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Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$27	$84	$146	$331
Admiral Shares	$12	$39	$68	$154

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49%.

Primary Investment Strategies

The Fund employs a “passive management”—or indexing—investment approach designed to track the performance of two benchmark indexes. The Fund invests by sampling its target indexes, meaning that it holds a range of securities that, in the aggregate, approximate the full indexes in terms of key characteristics.

With approximately 60% of its assets, the Fund seeks to track the investment performance of the MSCI US Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. The Fund typically holds 1,200–1,300 of the stocks in the Index and a representative sample of the remaining stocks.

With approximately 40% of its assets, the Fund seeks to track the investment performance of the Barclays Capital U.S. Aggregate Float Adjusted Index, which measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities,

2

all with maturities of more than 1 year. At least 80% of the bond portion of the Fund is invested in bonds held in the Barclays Capital U.S. Aggregate Float Adjusted Index, and all of the Fund’s bond holdings are selected through the sampling process. The bond portion of the Fund maintains a dollar-weighted average maturity consistent with that of the Index, which ranges between 5 and 10 years.

Primary Risks

The Fund is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money. However, because stock and bond prices can move in different directions or to different degrees, the Fund’s bond holdings may counteract some of the volatility experienced by the Fund’s stock holdings.

• With approximately 60% of its assets allocated to stocks, the Fund is proportionately subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

• With approximately 40% of its assets allocated to bonds, the Fund is proportionately subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that the Fund’s income will decline because of falling interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

• The Fund is also subject to index sampling risk, which is the chance that the securities selected for the Fund will not provide investment performance matching that of the Fund’s target indexes.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund‘s target indexes and a composite index, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Balanced Index Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 11.26% (quarter ended September 30, 2009), and the lowest return for a quarter was –12.54% (quarter ended December 31, 2008).

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Average Annual Total Returns for Periods Ended December 31, 2010
	1 Year	5 Years	10 Years
Vanguard Balanced Index Fund Investor Shares
Return Before Taxes	13.13%	4.48%	4.13%
Return After Taxes on Distributions	12.44	3.68	3.23
Return After Taxes on Distributions and Sale of Fund Shares	8.73	3.44	3.05
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Spliced Total Stock Market Index	17.28%	3.04%	2.56%
Spliced Barclays Capital U.S. Aggregate Float Adjusted Index	6.58	5.81	5.84
Balanced Composite Index	13.47	4.57	4.27
	1 Year	5 Years	10 Years
Vanguard Balanced Index Fund Admiral Shares
Return Before Taxes	13.29%	4.58%	4.22%
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Spliced Total Stock Market Index	17.28%	3.04%	2.56%
Spliced Barclays Capital U.S. Aggregate Float Adjusted Index	6.58	5.81	5.84
Balanced Composite Index	13.47	4.57	4.27

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

5

Investment Advisor
The Vanguard Group, Inc.

Portfolio Managers

Gregory Davis, CFA, Principal of Vanguard and head of Vanguard’s Bond Index Group. He has managed the bond portion of the Fund since 2005.

Michael Perre, Principal of Vanguard. He has managed the stock portion of the Fund since 2000.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares	Admiral Shares
To open and maintain an account	$3,000	$10,000
To add to an existing account	$100 (other than by Automatic	$100 (other than by Automatic
	Investment Plan, which	Investment Plan, which
	has no established minimum)	has no established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares. A sale or exchange of Fund shares is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may also be subject to state and local income taxes.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

6

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus brokerage commissions, dealer markups, and other transaction costs—to a minimum.

7

More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this

symbol throughout the prospectus. It is

used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Fund’s Investor Shares and Admiral Shares.

A separate prospectus offers the Fund’s Signal® Shares, which are generally for institutional and financial intermediary investors. Another prospectus offers the Fund’s Institutional Shares, which are generally for investors who invest a minimum of $5 million.

All share classes offered by the Fund have the same investment objective, investment strategies, and policies. However, different share classes have different expenses; as a result, their investment performances will differ.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated under Annual Fund
Operating Expenses, Vanguard Balanced Index Fund’s expense ratios would be as follows: for Investor Shares, 0.26%, or $2.60 per $1,000 of average net assets; for Admiral Shares, 0.12%, or $1.20 per $1,000 of average net assets.
The average expense ratio for mixed-asset target growth funds in 2010 was
1.04%, or $10.40 per $1,000 of average net assets (derived from data provided by
Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund—such as account maintenance, reporting, accounting, legal, and other administrative expenses.

8

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote.

Plain Talk About Balanced Funds

Balanced funds are generally “middle-of-the-road” investments that seek to provide some combination of income and capital appreciation by investing in a mix of stocks and bonds. Because prices of stocks and bonds can respond differently to economic events and influences, a balanced fund should experience less volatility than a fund investing exclusively in stocks.

Market Exposure

Stocks

Approximately 60% of the Fund’s assets are invested in stocks.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor‘s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

9

U.S. Stock Market Returns
(1926–2010)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	10.0	10.6	11.3

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2010. You can see, for example, that although the average return on common stocks for all of the 5-year periods was 10%, average returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

Although the Fund will typically include the largest 1,200–1,300 stocks in the MSCI US Broad Market Index, it will not include all of the securities in the Index. Instead, the Fund will invest in a representative sample of stocks.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund’s stock portfolio as of December 31, 2010, was $29.7 billion.

Although the MSCI US Broad Market Index is dominated by large-cap stocks (those tracked by the S&P 500 Index), small- and mid-cap stocks are also represented. As of December 31, 2010, approximately 23% of the market value of the MSCI US Broad Market Index was made up of securities that were not in the S&P 500 Index. Historically, small- and mid-cap stocks have been more volatile than—and at times have performed quite differently from—large-cap stocks.

10

Bonds

Approximately 40% of the Fund’s assets are invested in bonds.

The Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate because the average term of the Fund’s bond portfolio is generally intermediate-term, and because the Fund’s bond holdings represent less than half of the Fund’s assets.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.

How Interest Rate Changes Affect the Value of a $1,000 Bond[1]
	After a 1%	After a 1%	After a 2%	After a 2%
Type of Bond (Maturity)	Increase	Decrease	Increase	Decrease
Short-Term (2.5 years)	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)	922	1,086	851	1,180
Long-Term (20 years)	874	1,150	769	1,328
1 Assuming a 4% coupon.

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Fund in particular.

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Plain Talk About Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 4%
yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price. On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4%
bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities—such as GNMAs—as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk—the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.

Changes in interest rates can affect bond income as well as bond prices.

The Fund is subject to income risk, which is the chance that the Fund’s income will decline because of falling interest rates. A fund holding bonds will experience a decline in income when interest rates fall because the fund then must invest in lower-yielding bonds.

Although income risk for short- and intermediate-term bonds—like those held by the Fund—is considered moderate, this risk should be low for the Fund because it invests only a portion of its assets in bonds.

Plain Talk About Bond Maturities

A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, face as interest rates rise—but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income.
Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.

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The Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

Because the Fund invests only a portion of its assets in callable bonds and mortgage-backed securities, call/prepayment risk for the Fund should be low.

The Fund is subject to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.

The credit quality of the Fund is expected to be very high, and thus credit risk should be low.

Plain Talk About Credit Quality

A bond’s credit-quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the nationally recognized statistical rating organizations (for example, Moody‘s or
Standard & Poor‘s) or through independent analysis conducted by a fund’s advisor.
The lower the rating, the greater the chance—in the rating agency’s or advisor’s opinion—that the bond issuer will default, or fail to meet its payment obligations.
All things being equal, the lower a bond’s credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor’s analysis.

To a limited extent, the Fund is also exposed to event risk, which is the chance that corporate fixed income securities held by the Fund may suffer a substantial decline in credit quality and market value because of a corporate restructuring or another corporate event.

The Fund’s bond holdings help to reduce—but not eliminate—some of the stock market volatility that may be experienced by the Fund. Likewise, changes in interest rates may not have as dramatic an effect on the Fund as they would on a fund made up entirely of bonds. The Fund’s balanced portfolio, in the long run, should result in less investment risk—and a lower investment return—than a fund investing exclusively in common stocks.

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Security Selection

Index sampling strategy. Because it would be very expensive and inefficient to buy and sell all the securities held in its target indexes, the Fund uses an index “sampling” technique to select securities. Using sophisticated computer programs, the Fund generally selects a representative sample of securities that approximates the full target indexes in terms of key characteristics. In its stock portion, the Fund typically holds 1,200–1,300 of the stocks in the MSCI US Broad Market Index and a representative sample of the remaining stocks. In its bond portion, the Fund considers such factors as duration, cash flow, quality, and callability of the underlying bonds when sampling the Barclays Capital U.S. Aggregate Float Adjusted Index. In addition, the Fund keeps industry sector and subsector exposure for bonds within tight boundaries compared with that of the Index.

Because the Fund does not hold all the securities in its target indexes, some of the securities (and issuers) that are held will likely be overweighted compared with the target indexes.

The following table shows the number of stocks and bonds held by the Fund, as well as the number of stocks and bonds in the target indexes, as of December 31, 2010.

	Number of Securities	Number of Securities
	in Fund	in Target Index
Stocks	3,202	3,490
Bonds	3,240	8,216

The Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund will not provide investment performance matching that of the Fund’s target indexes.

Types of bonds. The Fund’s target index for bonds, the Barclays Capital U.S. Aggregate Float Adjusted Index, measures the total universe of investment-grade fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year.

As of December 31, 2010, the Fund’s bond portion was made up of the following types of bonds:

			International Dollar-
U.S. Government	Corporate	Mortgage-Backed	Denominated	Total

45.1%	23.9%	27.2%	3.8%	100%

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An explanation of each type of bond follows:

• U.S. government and agency bonds represent loans by investors to the U.S.

Treasury Department or a wide variety of government agencies and instrumentalities. Timely payment of principal and interest on U.S. Treasury bonds is always guaranteed by the full faith and credit of the U.S. government; many (but not all) agency bonds have the same guarantee.

• Corporate bonds are IOUs issued by businesses that want to borrow money for some purpose—often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a higher interest rate to obtain buyers for its bonds. Corporate bonds include securities that are backed by a pool of underlying assets (asset-backed securities) or commercial mortgages (commercial mortgage-backed bonds). The Fund expects to purchase only investment-grade corporate bonds.

• Mortgage-backed securities represent interests in underlying pools of mortgages.

Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then repay principal upon maturity, mortgage-backed securities pass through both interest and principal from underlying mortgages as part of their regular payments. Because the mortgages underlying the securities can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities are subject to prepayment risk. These types of securities are issued by a number of government agencies, including the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). GNMAs are guaranteed by the full faith and credit of the U.S. government as to the timely payment of principal and interest; mortgage-backed securities issued by other government agencies or private corporations are not.

The Fund may also invest in conventional mortgage-backed securities—which are packaged by private corporations and are not guaranteed by the U.S. government—and enter into mortgage-dollar-roll transactions. In a mortgage-dollar-roll transaction, a fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund’s returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase a fund’s portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Fund’s investment objective and risk profile.

• International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that it owns foreign

15

bonds, the Fund is subject to country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Because the bond’s value is designated in dollars rather than in the currency of the issuer’s country, the investor is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract U.S. investors.

Other Investment Policies and Risks

The Fund reserves the right to substitute a different index for either of the indexes that it currently tracks if a current index is discontinued, if the Fund’s agreement with the sponsor of a current index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Fund may invest in foreign stocks to the extent necessary to carry out its investment strategy of holding a representative sample of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in foreign stocks.

Up to 20% of the bond portion of the Fund may be used to purchase nonpublic, investment-grade securities, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the Barclays Capital U.S. Aggregate Float Adjusted Index because of the size of the issue. Subject to the same 20% limit, the Fund also may invest in relatively conservative classes of collateralized mortgage obligations (CMOs), which offer a high degree of cash-flow predictability and a low level of vulnerability to mortgage prepayment risk. To reduce credit risk, these CMOs are purchased only if issued by agencies of the U.S. government or by private companies that carry high-quality investment-grade ratings. The vast majority of any such securities will have characteristics and risks similar to those in the Index.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500® Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may purchase money market instruments and certain derivatives in order to manage cash flow into and out of the Fund, reduce the Fund’s transaction costs, or add value when these instruments are favorably priced.

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Vanguard may invest a small portion of the Fund’s assets in shares of stock and bond exchange-traded funds (ETFs). ETFs provide returns similar to those of the stocks and bonds listed in an index or in a subset of an index. Vanguard may purchase ETFs when doing so will reduce the Fund’s transaction costs or add value because the ETFs are favorably priced.

Cash Management

The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. Vanguard ETF® Shares are not subject to these frequent-trading policies, although the brokerage firm through which ETF Shares are held may place certain limits on the ability to purchase and/or sell ETF Shares over any given period. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to

17

compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, index-oriented funds sell securities only in response to redemption requests or changes in the composition of a target index. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for balanced funds was approximately 59%, as reported by Morningstar, Inc., on December 31, 2010.

18

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions, dealer markups, and other transaction costs will have on its return.
Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 170 funds holding assets of approximately $1.5 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of The Vanguard Group’s marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity and Fixed Income Groups. As of December 31, 2010, Vanguard served as advisor for

19

approximately $1.3 trillion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended December 31, 2010, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.

Vanguard’s Quantitative Equity and Fixed Income Groups are overseen by: George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard’s stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

Sandip A. Bhagat, CFA, Principal of Vanguard and head of Vanguard’s Quantitative Equity Group. He has oversight responsibility for all active quantitative equity funds and all equity index funds managed by the Quantitative Equity Group. He has managed investment portfolios since 1987 and has been with Vanguard since 2009. He received his B.S. in Chemical Engineering from the University of Bombay, India, and an M.S. in Chemical Engineering and an M.B.A. from the University of Connecticut.

Robert F. Auwaerter, Principal of Vanguard and head of Vanguard’s Fixed Income Group. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

Kenneth E. Volpert, CFA, Principal of Vanguard and head of Vanguard’s Taxable Bond Group. He has direct oversight responsibility for all taxable bond funds managed by the Fixed Income Group. He has managed investment portfolios since 1982 and has been with Vanguard since 1992. He received his B.S. from the University of Illinois and an M.B.A. from the University of Chicago.

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The managers primarily responsible for the day-to-day management of the Fund are:

Gregory Davis, CFA, Principal of Vanguard and head of Vanguard’s Bond Index Group. He has worked in investment management for Vanguard since 1999; has managed investment portfolios since 2000; and has managed the bond portion of the Fund since 2005. Education: B.S., Pennsylvania State University; M.B.A., The Wharton School of the University of Pennsylvania.

Michael Perre, Principal of Vanguard. He has been with Vanguard since 1990; has managed investment portfolios since 1999; and has managed the stock portion of the Fund since 2000. Education: B.A., Saint Joseph’s University; M.B.A., Villanova University.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (dividends and interest less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.
These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

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Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any taxable distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,”if any, distributed by the Fund.

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you’ve owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

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Plain Talk About “Buying a Dividend”

Unless you are investing through a tax-deferred retirement account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid “buying a dividend,”
check a fund’s distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

  Provide us with your correct taxpayer identification number;
  Certify that the taxpayer identification number is correct; and
  Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at vanguard.com and review “Non-U.S. investors.” Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is

23

closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Debt securities held by a fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be: company-specific (e.g., earnings report, merger announcement), or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV. A fund may use fair-value pricing with respect to its fixed income securities on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

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Financial Highlights

The following financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund‘s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Fund’s Investor Shares as an example. The Investor
Shares began fiscal year 2010 with a net asset value (price) of $19.35 per share.
During the year, each Investor Share earned $0.477 from investment income
(interest and dividends) and $2.032 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.479 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $21.38, reflecting earnings of $2.509 per share and distributions of $0.479 per share. This was an increase of $2.03 per share (from $19.35 at the beginning of the year to $21.38 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 13.13% for the year.

As of December 31, 2010, the Investor Shares had approximately $2.3 billion in net assets. For the year, the expense ratio was 0.26% ($2.60 per $1,000 of net assets), and the net investment income amounted to 2.38% of average net assets. The Fund sold and replaced securities valued at 49% of its net assets.

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Balanced Index Fund Investor Shares
			Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$19.35	$16.59	$22.01	$21.36	$19.81
Investment Operations
Net Investment Income	.477	.507	.615	.660	.600
Net Realized and Unrealized Gain (Loss)
on Investments	2.032	2.767	(5.432)	.650	1.550
Total from Investment Operations	2.509	3.274	(4.817)	1.310	2.150
Distributions
Dividends from Net Investment Income	(.479)	(.514)	(.603)	(.660)	(.600)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.479)	(.514)	(.603)	(.660)	(.600)
Net Asset Value, End of Period	$21.38	$19.35	$16.59	$22.01	$21.36
Total Return[1]	13.13%	20.05% –22.21%		6.16%	11.02%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,306	$3,431	$2,731	$3,717	$3,926
Ratio of Total Expenses to
Average Net Assets	0.26%	0.25%	0.20%	0.19%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.38%	2.91%	3.11%	2.99%	2.93%
Turnover Rate	49%[2]	55%	50%	26%	33%
1 Total returns do not include account service fees that may have applied in the periods shown.
2 Includes 15% that is attributable to mortgage-dollar-roll activity.

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Balanced Index Fund Admiral Shares
			Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$19.35	$16.60	$22.02	$21.36	$19.82
Investment Operations
Net Investment Income	.506	.527	.633	.690	.608
Net Realized and Unrealized Gain (Loss)
on Investments	2.032	2.757	(5.432)	.650	1.550
Total from Investment Operations	2.538	3.284	(4.799)	1.340	2.158
Distributions
Dividends from Net Investment Income	(.508)	(.534)	(.621)	(.680)	(.618)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.508)	(.534)	(.621)	(.680)	(.618)
Net Asset Value, End of Period	$21.38	$19.35	$16.60	$22.02	$21.36
Total Return[1]	13.29%	20.11%	–22.12%	6.31%	11.06%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,840	$1,850	$1,536	$2,040	$2,263
Ratio of Total Expenses to
Average Net Assets	0.12%	0.14%	0.11%	0.10%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.52%	3.02%	3.20%	3.08%	3.02%
Turnover Rate	49%[2]	55%	50%	26%	33%
1 Total returns do not include account service fees that may have applied in the periods shown.
2 Includes 15% that is attributable to mortgage-dollar-roll activity.

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Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without notice to shareholders. Please call or check online for current information.

Each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Investor Shares To open and maintain an account. $3,000.

Add to an existing account. $100 (other than by Automatic Investment Plan, which has no established minimum).

Account Minimums for Admiral Shares

To open and maintain an account. $10,000. If you request Admiral Shares when you open a new account, but the investment amount does not meet the account minimum for Admiral Shares, your investment will be placed in Investor Shares of the Fund. Institutional clients should contact Vanguard for information on special eligibility rules that may apply to them.

Add to an existing account. $100 (other than by Automatic Investment Plan, which has no established minimum).

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Policy, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange (the purchase of shares of one Vanguard fund using the

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proceeds of a simultaneous redemption of shares of another Vanguard fund) through our website at vanguard.com if you are a registered user.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account. See Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer option on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or from time to time. Your purchase request can be initiated online (if you are a registered user of vanguard.com), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Initiate a Purchase Request: By mail. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for share classes in this prospectus), see Additional Information.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of vanguard.com), by telephone, or by mail. See Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

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For purchases by check into all funds other than money market funds, and for purchases by exchange or wire into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

For purchases by electronic bank transfer not using an Automatic Investment Plan: If the purchase request is received by Vanguard on a business day before 10 p.m., Eastern time, the trade date generally will be the next business day. If the purchase request is received on a business day after 10 p.m., Eastern time, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the request.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Admiral Shares. Please note that Admiral Shares are not available for:

• SIMPLE IRAs and Section 403(b)(7) custodial accounts or

• Other retirement plan accounts receiving special administrative services from Vanguard.

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

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New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

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Conversions From Investor Shares to Admiral Shares

Self-directed conversions. If your account balance in the Fund is at least $10,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You can request a conversion online (if you are a registered user of vanguard.com), by telephone, or by mail. Institutional clients should contact Vanguard for information on special eligibility rules that may apply to them. See Contacting Vanguard.

Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in the Fund exceeds $10,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion. Institutional clients should contact Vanguard for information on special eligibility rules that may apply to them.

Conversions to Institutional Shares

You are eligible for a self-directed conversion from another share class to Institutional Shares of the Fund, provided that your account meets all Institutional Shares’ eligibility requirements. Registered users of our website, vanguard.com, may request a conversion online, or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares will not be automatically converted.

Mandatory Conversions to Another Share Class

If an account no longer meets the balance requirements for a share class, Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Policy, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares and request an exchange (using the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund) through our website at vanguard.com if you are a registered user.

By telephone. You may call Vanguard to request a redemption of shares. See

Contacting Vanguard.

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By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated online, by telephone, or by mail.

By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard’s balanced or stock funds. To establish the wire redemption option, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of vanguard.com), by telephone, or by mail.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For

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telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from bond funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the Fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or

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retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Policy for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. If you hold shares in certificates, those shares cannot be redeemed, exchanged, or converted until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

Address change. If you change your address online or by telephone, there may be up to a 15-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

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Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are a registered user of vanguard.com), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

Frequent-Trading Policy

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits. The brokerage firm through which you hold your ETF Shares, however, may place certain limits on your ability to purchase and/or sell ETF Shares over any given period.

For Vanguard Retirement Investment Program pooled plans, the policy applies to exchanges made online or by phone.

The frequent-trading policy does not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Redemptions of shares to pay fund or account fees.

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transaction requests submitted by fax, if otherwise permitted, are not mail transactions and are subject to the policy.)

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• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the policy.) For participants in employer-sponsored defined contribution plans,* the frequent-trading policy does not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by mail to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are not mail requests and are subject to the policy.) * The following Vanguard fund accounts are subject to the frequent-trading policy: SEP-IRAs, SIMPLE IRAs, certain Section 403(b)(7) accounts, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 60-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

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Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one summary prospectus (or prospectus) and/or shareholder report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions online. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under “Account Profile.” You can revoke your electronic consent at any time online, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

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Telephone Transactions

Automatic. When we set up your account, we’ll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To conduct account transactions through Vanguard’s automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

• Include the fund name and account number.

• Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

• Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard. Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated purchase checks.

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Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept telephone or online instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See

Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Policy—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

For most shareholders, Vanguard charges a $20 account service fee on all fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on fund accounts in all Vanguard funds,

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regardless of a fund’s minimum initial investment amount. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

If you register on vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect. The account service fee also does not apply to the following:

• Money market sweep accounts owned in connection with a Vanguard Brokerage Services® account.

• Accounts held through intermediaries.

• Accounts held by Voyager, Voyager Select, and Flagship clients. Eligibility is based on total household assets held at Vanguard, with a minimum of $50,000 to qualify for Vanguard Voyager Services®, $500,000 for Vanguard Voyager Select Services®, and $1 million for Vanguard Flagship Services®. Vanguard determines eligibility by aggregating assets of all qualifying accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs®, certain annuities through Vanguard, the Vanguard 529 Plan, and certain small-business accounts. Assets in employer-sponsored retirement plans for which Vanguard provides recordkeeping services may be included in determining eligibility if the investor also has a personal account holding Vanguard mutual funds. Note that assets held in a Vanguard Brokerage Services account (other than Vanguard funds, including Vanguard ETFs) are not included when determining a household’s eligibility.

• Participant accounts in employer-sponsored defined contribution plans.* Please consult your enrollment materials for the rules that apply to your account.

• Section 529 college savings plans.

* The following Vanguard fund accounts have alternative fee structures: SIMPLE IRAs, certain Section 403(b)(7) accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.

Low-Balance Accounts

The Fund reserves the right to liquidate a fund account whose balance falls below the minimum initial investment for any reason, including market fluctuation. This policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Shares redeemed in accordance with this policy will be subject to applicable redemption fees.

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Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are deemed to be in the best interest of a fund.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide online, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows

42

the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter. Promptly review each summary that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, we are required to provide annual tax Forms to assist you in preparing your income tax returns. These Forms, which are generally mailed in January, will report the previous year’s dividends, capital gains distributions, proceeds from the sale of shares from taxable accounts, and distributions from IRAs and other retirement plans. Registered users of vanguard.com can also view these Forms online.

Average-Cost Review Statements

For most taxable accounts, an average-cost review statement will accompany the annual Form 1099-B. This statement shows the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, one of the methods established by the IRS and the only method used by Vanguard. You may want to consult a tax professional to determine if a different method is best for you.

Annual and Semiannual Reports

We will send (or provide online, whichever you prefer) reports about Vanguard Balanced Index Fund twice a year, in February and August. These reports include overviews of the financial markets and provide the following specific Fund information:

  Performance assessments and comparisons with industry benchmarks.
  Financial statements with listings of Fund holdings.

Portfolio Holdings

We generally post on our website at vanguard.com, in the Portfolio section of the Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund, as of the end of the most recent calendar quarter. This list is generally updated within 30 days days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

43

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
24 hours a day, 7 days a week	For fund, account, and service information
For most account transactions
For literature requests

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
(ON-BOARD)	For exchange transactions (subject to limitations)
Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447 (SHIP) For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)	Business hours only: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Client Services 800-662-2739 (CREW)	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)	Business hours only: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Institutional Division	For information and services for large institutional investors
888-809-8102	Business hours only: Monday–Friday, 8:30 a.m. to 9 p.m.,
Eastern time
Intermediary Sales Support	For information and services for financial intermediaries
800-997-2798	including broker-dealers, trust institutions, insurance
companies, and financial advisors
Business hours only: Monday–Friday, 8:30 a.m. to 7 p.m.,
Eastern time

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions)	The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight	The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

44

Additional Information

	Inception	Suitable	Newspaper	Vanguard	CUSIP
	Date	for IRAs	Abbreviation	Fund Number	Number
Balanced Index Fund
Investor Shares	11/9/1992	Yes	Balanced	02	921931101
Admiral Shares	11/13/2000	Yes	BalAdml	502	921931200

CFA® is a trademark owned by CFA Institute.

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNER OF THIS FUND. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THIS FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THIS FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

45

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Balanced Composite Index. An index that is weighted 60% Dow Jones Wilshire 5000 Index and 40% Lehman Brothers U.S. Aggregate Bond Index through May 31, 2005; and 60% MSCI US Broad Market Index and 40% Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, after which the Barclays index was replaced by the Barclays Capital U.S. Aggregate Float Adjusted Index.

Bond. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Duration. A measure of the sensitivity of bond—and bond fund—prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by approximately 2% when interest rates rose by 1%. On the other hand, the bond’s price would rise by approximately 2% when interest rates fell by 1%.

Expense Ratio. The percentage of a fund’s average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses (such as advisory fees, account maintenance, reporting, internal accounting, legal, and other administrative expenses); any 12b-1 distribution fees; and “other” expenses (usually fees paid to independent third parties, such as the fund’s custodian and auditor). It does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

46

Float-Adjusted Index. An index that weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities. Some portion of an issuer’s securities may be unavailable for public trading because, for example, those securities are owned by company insiders on a restricted basis or by a government agency. By excluding unavailable securities, float-adjusted indexes can produce a more accurate picture of the returns actually experienced by investors in the measured market.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered “investment-grade.” Other debt securities may be considered by an advisor to be investment-grade.

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark or “index”; also known as indexing.

Securities. Stocks, bonds, money market instruments, and other investments.

Spliced Barclays Capital U.S. Aggregate Float Adjusted Index. An index that reflects the performance of the Barclays Capital U.S. Aggregate Bond Index (not float-adjusted) through January 3, 2010, and performance of the Barclays Capital U.S. Aggregate Float Adjusted Index thereafter.

Spliced Total Stock Market Index. An index that reflects the performance of the Dow Jones Wilshire 5000 Index through May 31, 2005, and performance of the MSCI US Broad Market Index thereafter.

47

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

48

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P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Balanced Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund.

The SAI and the financial highlights information from the current annual and semiannual reports are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows: The Vanguard Group Investor Information Department P.O. Box 2600 Valley Forge, PA 19482-2600 Telephone: 800-662-7447 (SHIP) Text telephone for people with hearing impairment: 800-749-7273

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call: Client Services Department Telephone: 800-662-2739 (CREW) Text telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s Internet site at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-7023

© 2011 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P 002 042011

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Contents

Introduction	x
Proposal Summary	x

Overview	X
The Proposed Reorganization	X
Investment Objectives, Strategies,
and Risks of Each Fund	X
Investment Advisor	X
Service Arrangements	X
Purchase, Redemption, Exchange,
and Conversion Information	X
Tax-Free Reorganization	X

Investment Practices and Risk Considerations	x
Investment Objective	X
Primary Investment Strategies	X
Primary Risks	X
Fee and Expenses	X
Information About the Reorganization	X

Additional Information About the Funds	X
Form of Organization	X
Trustees	X
Voting Rights	X
Comparing Service Agreements	X
Comparing Service Fees
and Capital Contributions	X

Purchase, Redemption, And Exchange
Information	X
Calculating Nav	X
Independent Auditor	X
Capitalization	X

General Information	x
Vote Needed to Approve
the Reorganization	x
Proxy Solicitation Methods	x
Proxy Solicitation Costs	x
Quorum	x
Revoking a Proxy	x
Adjournment	x
Shareholder Proposals	x
Voting Rights	x
Nominee Accounts	x
Annual/Semiannual Reports	x
Principal Shareholders	x
Other Matters	x
Obtaining Information From the SEC	x

APPENDIX A
Agreement and Plan of Reorganization	x

APPENDIX B
Balanced Index Fund Prospectus

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

PROXYBAL 092011

PART B

STATEMENT OF ADDITIONAL INFORMATION

Vanguard Asset Allocation Fund
A Series of Vanguard Malvern Funds
P.O. Box 2600
Valley Forge, Pennsylvania 19482
800-662-7447

Vanguard Balanced Index Fund
A Series of Vanguard Valley Forge Funds
P.O. Box 2900
Valley Forge, Pennsylvania 19482
800-662-7447

The date of this Statement of Additional Information is October __, 2011

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Combined Proxy Statement and Prospectus dated October __, 2011 for use in connection with the Special Meeting of Shareholders of Vanguard Asset Allocation Fund (the “Asset Allocation Fund”) to be held on January 26, 2012. A copy of the Combined Proxy Statement and Prospectus may be obtained without charge by calling Vanguard at 800-662-7447 or writing Vanguard at P.O. Box 2600, Valley Forge, PA 19482-2600.

This SAI relates specifically to the proposed reorganization of the Asset Allocation Fund with and into the Vanguard Balanced Index Fund (the “Balanced Index Fund”). The SAI consists of this cover page, the pro forma financial statements on the following pages and the following described documents, each of which are attached hereto and hereby incorporated by reference.

(1) The Asset Allocation Fund prospectus dated January 28, 2011, as supplemented (Accession Number 0000932471-11-000126);

(2) The Statement of Additional Information for the Asset Allocation Fund dated January 28, 2011, as supplemented (Accession Number 0000932471-11-000126);

(3) The Statement of Additional Information of the Balanced Index Fund dated April 26, 2011 (Accession Number 0000932471-11-002333);

(4) Audited financial statements for the Asset Allocation Fund for the year ended September 30, 2010 (Accession Number 0000932471-10-003445);

(5) Unaudited financial statements for the Asset Allocation Fund for the six months ended March 31, 2011 (Accession Number 0000932471-11-002841);

(6) Audited financial statements for the Balanced Index Fund for the year ended December 31, 2010 (Accession Number 0000932471-11-001833);

(7) Unaudited financial statements for the Balanced Index Fund for the six months ended June 30, 2011 (Accession Number 0000932471-11-003576); and

(8)	Pro Forma Financial Statements

Vanguard Asset Allocation Fund

Supplement to the Prospectus and Summary Prospectus Dated January 28, 2011

Reorganization of Vanguard Asset Allocation Fund into Vanguard Balanced Index Fund

The board of trustees (the “board”) of Vanguard Malvern Funds (the “Trust”) has approved an agreement and plan of reorganization (the “agreement”) to reorganize Vanguard Asset Allocation Fund, a series of the Trust, into Vanguard Balanced Index Fund, a series of Vanguard Valley Forge Funds. The agreement requires approval by Asset Allocation Fund shareholders and will be submitted for their consideration at a meeting to be held on January 26, 2012. If shareholders approve the agreement, and if certain conditions required by the agreement are satisfied, the reorganization is expected to occur shortly thereafter.

Under the agreement, shareholders of the Asset Allocation Fund will receive new Investor Shares or Admiral™ Shares, as appropriate, of the Balanced Index Fund in exchange for their shares of the Asset Allocation Fund, and the Asset Allocation Fund will cease operations. It is anticipated that the reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the reorganization.

Prior to the shareholder meeting, a combined proxy statement/prospectus will be issued to Asset Allocation Fund shareholders soliciting their approval of the reorganization. The proxy statement/prospectus will describe the reorganization, provide a description of the new Balanced Index Fund shares, and include a comparison of the Funds.

Closed to New Investors

Effective immediately, the Asset Allocation Fund is closed to new accounts, and will stop accepting purchase requests from existing accounts shortly before the reorganization is scheduled to occur.

Changes to the Asset Allocation Fund’s Investment Objective, Strategies, and Investment Advisor

The board of trustees of the Asset Allocation Fund has restructured the Asset Allocation Fund’s investment advisory team, removing Mellon Capital Management Corporation (Mellon Capital) as investment advisor and reallocating the Asset Allocation Fund’s assets to Vanguard’s Quantitative Equity Group and Vanguard’s Fixed Income Group. This transition will involve significant turnover of portfolio securities; however, due to capital loss carryforwards, it is not expected to have a material tax impact on Asset Allocation Fund shareholders.

The Asset Allocation Fund’s investment objective and strategies are changing significantly in conjunction with the change in advisor. The new investment objective, primary investment strategies, and risks of the Asset Allocation Fund will be identical to those of the Balanced Index Fund, so the board has proposed merging the Asset Allocation Fund into the Balanced Index Fund.

In addition, in conjunction with the changes in investment advisor, investment objective, primary investment strategies, and risks of the Asset Allocation Fund, it is anticipated that each of the four Vanguard LifeStrategy® Funds, each a fund of funds, will redeem its holdings of the Asset Allocation Fund. Any expense increase resulting from the Asset Allocation Fund’s reduced asset base will be offset by the decrease in the Asset Allocation Fund’s advisory expenses and other factors. As a result, the redemption is not expected to lead to an increase in the Asset Allocation Fund’s expense ratios.

Prospectus and Summary Prospectus Text Changes

The following text replaces the text under the headings identified:

Investment Objective

With 60% of its assets, the Fund seeks to track the performance of a benchmark index that measures the investment return of the overall U.S. stock market. With 40% of its assets, the Fund seeks to track the performance of a broad, market-weighted bond index.

Primary Investment Strategies

The Fund employs a “passive management”—or indexing—investment approach designed to track the performance of two benchmark indexes. The Fund invests by sampling its target indexes, meaning that it holds a range of securities that, in the aggregate, approximate the full indexes in terms of key characteristics.

With approximately 60% of its assets, the Fund seeks to track the investment performance of the MSCI US Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. The Fund typically holds 1,200–1,300 of the stocks in the Index and a representative sample of the remaining stocks.

With approximately 40% of its assets, the Fund seeks to track the investment performance of the Barclays Capital U.S. Aggregate Float Adjusted Index, which measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. At least 80% of the bond portion of the Fund is invested in bonds held in the Barclays Capital U.S. Aggregate Float Adjusted Index, and all of the Fund’s bond holdings are selected through the sampling process. The bond portion of the Fund maintains a dollar-weighted average maturity consistent with that of the Index, which ranges between 5 and 10 years.

Primary Risks

The Fund is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money. However, because stock and bond prices can move in different directions or to different degrees, the Fund’s bond holdings may counteract some of the volatility experienced by the Fund’s stock holdings.

• With approximately 60% of its assets allocated to stocks, the Fund is proportionately subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

• With approximately 40% of its assets allocated to bonds, the Fund is proportionately subject to bond risks, including interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that the Fund’s income will decline because of falling interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

• The Fund is also subject to index sampling risk, which is the chance that the securities selected for the Fund will not provide investment performance matching that of the Fund’s target indexes.

Investment Advisor
The Vanguard Group, Inc.

Portfolio Managers

Gregory Davis, CFA, Principal of Vanguard and head of Vanguard’s Bond Index Group. He has managed the bond portion of the Fund since September 2011.

Michael Perre, Principal of Vanguard. He has managed the stock portion of the Fund since September 2011.

The table under “Purchase and Sale of Fund Shares” is replaced with the following:

Account Minimums	Investor Shares	Admiral Shares
To open and maintain
an account	$3,000	$50,000
To add to an existing	$100 (other than by	$100 (other than by
account	Automatic Investment	Automatic Investment
	Plan, which has no	Plan, which has no
	established minimum)	established minimum)

Prospectus Text Changes

The following text is added immediately prior to the More on the Fund section:

Investing in Index Funds What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus brokerage commissions, dealer markups, and other transaction costs—to a minimum.

In the More on the Fund section, the following sections are replaced with this text.

Market Exposure

Stocks

Approximately 60% of the Fund’s assets are invested in stocks.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor’s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns
(1926–2010)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	10.0	10.6	11.3

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2010. You can see, for example, that although the average return on common stocks for all of the 5-year periods was 10%, average returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

Although the Fund will typically include the largest 1,200–1,300 stocks in the MSCI US Broad Market Index, it will not include all of the securities in the Index. Instead, the Fund will invest in a representative sample of stocks.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund’s stock portfolio as of December 31, 2010, was $29.7 billion.

Although the MSCI US Broad Market Index is dominated by large-cap stocks (those tracked by the S&P 500 Index), small- and mid-cap stocks are also represented. As of December 31, 2010, approximately 23% of the market value of the MSCI US Broad Market Index was made up of securities that were not in the S&P 500 Index. Historically, small- and mid-cap stocks have been more volatile than—and at times have performed quite differently from—large-cap stocks.

Bonds

Approximately 40% of the Fund’s assets are invested in bonds.

The Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate because the average term of the Fund’s bond portfolio is generally intermediate-term, and because the Fund’s bond holdings represent less than half of the Fund’s assets.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.

How Interest Rate Changes Affect the Value of a $1,000 Bond[1]
	After a 1%	After a 1%	After a 2%	After a 2%
Type of Bond (Maturity)	Increase	Decrease	Increase	Decrease
Short-Term (2.5 years)	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)	922	1,086	851	1,180
Long-Term (20 years)	874	1,150	769	1,328
1 Assuming a 4% coupon.

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Fund in particular.

Plain Talk About Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 4% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-
yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price. On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4% bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities—such as GNMAs—
as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk—the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-
backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.

Changes in interest rates can affect bond income as well as bond prices.

The Fund is subject to income risk, which is the chance that the Fund’s income will decline because of falling interest rates. A fund holding bonds will experience a decline in income when interest rates fall because the fund then must invest in lower-yielding bonds.

Although income risk for short- and intermediate-term bonds—like those held by the Fund—is considered moderate, this risk should be low for the Fund because it invests only a portion of its assets in bonds.

Plain Talk About Bond Maturities

A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, face as interest rates rise—but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.

The Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

Because the Fund invests only a portion of its assets in callable bonds and mortgage-backed securities, call/prepayment risk for the Fund should be low.

The Fund is subject to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.

The credit quality of the Fund is expected to be very high, and thus credit risk should be low.

Plain Talk About Credit Quality

A bond’s credit-quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the nationally recognized statistical rating organizations (for example, Moody‘s or Standard & Poor‘s) or through independent analysis conducted by a fund’s advisor. The lower the rating, the greater the chance—in the rating agency’s or advisor’s opinion—that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond’s credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor’s analysis.

To a limited extent, the Fund is also exposed to event risk, which is the chance that corporate fixed income securities held by the Fund may suffer a substantial decline in credit quality and market value because of a corporate restructuring or another corporate event.

The Fund’s bond holdings help to reduce—but not eliminate—some of the stock market volatility that may be experienced by the Fund. Likewise, changes in interest rates may not have as dramatic an effect on the Fund as they would on a fund made up entirely of bonds. The Fund’s balanced portfolio, in the long run, should result in less investment risk—and a lower investment return—than a fund investing exclusively in common stocks.

Security Selection

Index sampling strategy. Because it would be very expensive and inefficient to buy and sell all the securities held in its target indexes, the Fund uses an index “sampling” technique to select securities. Using sophisticated computer programs, the Fund generally selects a representative sample of securities that approximates the full target indexes in terms of key characteristics. In its stock portion, the Fund typically holds 1,200–1,300 of the stocks in the MSCI US Broad Market Index and a representative sample of the remaining stocks. In its bond portion, the Fund considers such factors as duration, cash flow, quality, and callability of the underlying bonds when sampling the Barclays Capital U.S. Aggregate Float Adjusted Index. In addition, the Fund keeps industry sector and subsector exposure for bonds within tight boundaries compared with that of the Index.

Because the Fund does not hold all the securities in its target indexes, some of the securities (and issuers) that are held will likely be overweighted compared with the target indexes.

The following table shows the number of stocks and bonds held by the Fund’s target index as of June 30, 2011.

Number of Securities
in Target Index
Stocks	3,377
Bonds	7,979

The Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund will not provide investment performance matching that of the Fund’s target indexes.

Types of bonds. The Fund’s target index for bonds, the Barclays Capital U.S. Aggregate Float Adjusted Index, measures a wide spectrum of investment-grade fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year.

An explanation of each type of bond follows:

• U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of government agencies and instrumentalities. Timely payment of principal and interest on U.S. Treasury bonds is always guaranteed by the full faith and credit of the U.S. government; many (but not all) agency bonds have the same guarantee.

• Corporate bonds are IOUs issued by businesses that want to borrow money for some purpose—often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a higher interest rate to obtain buyers for its bonds. Corporate bonds include securities that are backed by a pool of underlying assets (asset-backed securities) or commercial mortgages (commercial mortgage-backed bonds). The Fund expects to purchase only investment-grade corporate bonds.

• Mortgage-backed securities represent interests in underlying pools of mortgages. Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then repay principal upon maturity, mortgage-backed securities pass through both interest and principal from underlying mortgages as part of their regular payments. Because the mortgages underlying the securities can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities are subject to prepayment risk. These types of securities are issued by a number of government agencies, including the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). GNMAs are guaranteed by the full faith and credit of the U.S. government as to the timely payment of principal and interest; mortgage-backed securities issued by other government agencies or private corporations are not.

The Fund may also invest in conventional mortgage-backed securities—which are packaged by private corporations and are not guaranteed by the U.S. government—and enter into mortgage-dollar-roll transactions. In a mortgage-dollar-roll transaction, a fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund’s returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase a fund’s portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Fund’s investment objective and risk profile.

• International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that it owns foreign bonds, the Fund is subject to country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Because the bond’s value is designated in dollars rather than in the currency of the issuer’s country, the investor is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract U.S. investors.

Other Investment Policies and Risks

The Fund reserves the right to substitute a different index for either of the indexes that it currently tracks if a current index is discontinued, if the Fund’s agreement with the sponsor of a current index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Fund may invest in foreign stocks to the extent necessary to carry out its investment strategy of holding a representative sample of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in foreign stocks.

Up to 20% of the bond portion of the Fund may be used to purchase nonpublic, investment-grade securities, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the Barclays Capital

U.S. Aggregate Float Adjusted Index because of the size of the issue. Subject to the same 20% limit, the Fund also may invest in relatively conservative classes of collateralized mortgage obligations (CMOs), which offer a high degree of cash-flow predictability and a low level of vulnerability to mortgage prepayment risk. To reduce credit risk, these CMOs are purchased only if issued by agencies of the U.S. government or by private companies that carry high-quality investment-grade ratings. The vast majority of any such securities will have characteristics and risks similar to those in the Index.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may purchase money market instruments and certain derivatives in order to manage cash flow into and out of the Fund, reduce the Fund’s transaction costs, or add value when these instruments are favorably priced.

Vanguard may invest a small portion of the Fund’s assets in shares of stock and bond exchange-traded funds (ETFs). ETFs provide returns similar to those of the stocks and bonds listed in an index or in a subset of an index. Vanguard may purchase ETFs when doing so will reduce the Fund’s transaction costs or add value because the ETFs are favorably priced.

In the More on the Fund section, the following is added immediately following “Cash Management”:

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

In the More on the Fund section, “Turnover Rate” is replaced with the following:

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, index-oriented funds sell securities only in response to redemption requests or changes in the composition of its target index. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Note that the figures shown in the Financial Highlights section reflect turnover rates of the Asset Allocation Fund prior to the changes to its investment objective and primary investment strategies. The average turnover rate for balanced funds was approximately 59%, as reported by Morningstar, Inc., on December 31, 2010.

In the More on the Fund section, “Investment Advisor” is restated as follows:

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity and Fixed Income Groups. As of June 30, 2011, Vanguard served as advisor for approximately $1.4 trillion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended September 30, 2010, the advisory fee paid to the Fund’s former advisor, Mellon Capital Management Corporation, represented an effective annual rate of 0.11% of the Fund’s average net assets before a performance-based decrease of 0.06%.

For a discussion of why the board of trustees approved the Fund’s investment advisory agreement, see the most recent annual report to shareholders covering the fiscal year ended September 30.

Vanguard’s Quantitative Equity and Fixed Income Groups are overseen by:

George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard’s stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

Sandip A. Bhagat, CFA, Principal of Vanguard and head of Vanguard’s Quantitative Equity Group. He has oversight responsibility for all active quantitative equity funds and all equity index funds managed by the Quantitative Equity Group. He has managed investment portfolios since 1987 and has been with Vanguard since 2009. He received his B.S. in Chemical Engineering from the University of Bombay, India, and an M.S. in Chemical Engineering and an M.B.A. from the University of Connecticut.

Robert F. Auwaerter, Principal of Vanguard and head of Vanguard’s Fixed Income Group. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

Kenneth E. Volpert, CFA, Principal of Vanguard and head of Vanguard’s Taxable Bond Group. He has direct oversight responsibility for all taxable bond funds managed by the Fixed Income Group. He has managed investment portfolios since 1982 and has been with Vanguard since 1992. He received his B.S. from the University of Illinois and an M.B.A. from the University of Chicago.

The managers primarily responsible for the day-to-day management of the Fund are:

Gregory Davis, CFA, Principal of Vanguard and head of Vanguard’s Bond Index Group. He has worked in investment management for Vanguard since 1999; has managed investment portfolios since 2000; and has managed the bond portion of the Fund since September 2011. Education: B.S., The Pennsylvania State University; M.B.A., The Wharton School of the University of Pennsylvania.

Michael Perre, Principal of Vanguard. He has been with Vanguard since 1990; has managed investment portfolios since 1999; and has managed the stock portion of the Fund since September 2011. Education: B.A., Saint Joseph’s University; M.B.A., Villanova University.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

In the Investing With Vanguard section, the first paragraph of “Purchasing Shares—Account Minimums for Admiral Shares” is restated as follows:

To open and maintain an account. $50,000. If you request Admiral Shares when you open a new account, but the investment amount does not meet the account minimum for Admiral Shares, your investment will be placed in Investor Shares of the Fund. Institutional clients should contact Vanguard for information on special eligibility rules that may apply to them.

In the Investing With Vanguard section, “Converting Shares—Conversions from Investor Shares to Admiral Shares” is restated as follows:

Self-directed conversions. If your account balance in the Fund is at least $50,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You can request a conversion online (if you are a registered user of vanguard.com), by telephone, or by mail. Institutional clients should contact Vanguard for information on special eligibility rules that may apply to them. See

Contacting Vanguard.

Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in the Fund exceeds $50,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion. Institutional clients should contact Vanguard for information on special eligibility rules that may apply to them.

In the Glossary of Investment Terms section, the terms Asset Allocation Composite Index, Barclays Capital U.S. Long Treasury Bond Index, Money Market Instruments, Principal, and Standard & Poor’s 500 Index are deleted, and the following terms are added:

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Balanced Composite Index. An index that is weighted 60% Dow Jones Wilshire 5000 Index and 40% Lehman Brothers U.S. Aggregate Bond Index through May 31, 2005; and 60% MSCI US Broad Market Index and 40% Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, after which the Barclays index was replaced by the Barclays Capital U.S. Aggregate Float Adjusted Index.

Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Duration. A measure of the sensitivity of bond—and bond fund—prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by approximately 2% when interest rates rose by 1%. On the other hand, the bond’s price would rise by approximately 2% when interest rates fell by 1%.

Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.

Float-Adjusted Index. An index that weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities. Some portion of an issuer’s securities may be unavailable for public trading because, for example, those securities are owned by company insiders on a restricted basis or by a government agency. By excluding unavailable securities, float-adjusted indexes can produce a more accurate picture of the returns actually experienced by investors in the measured market.

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered “investment-grade.” Other debt securities may be considered by an advisor to be investment-grade.

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark or “index”; also known as indexing.

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CFA® is a trademark owned by CFA Institute.

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNER OF THIS FUND. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THIS FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THIS FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

© 2011 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 78 092011

Vanguard Asset Allocation Fund
Prospectus

January 28, 2011

Investor & Admiral™ Shares
Vanguard Asset Allocation Fund Investor Shares (VAAPX)
Vanguard Asset Allocation Fund Admiral Shares (VAARX)

This prospectus contains financial data for the Fund through the fiscal year ended September 30, 2010.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Investing With Vanguard	23
More on the Fund	6	Purchasing Shares	23
The Fund and Vanguard	14	Converting Shares	26
Investment Advisor	14	Redeeming Shares	27
Dividends, Capital Gains, and Taxes	16	Exchanging Shares	30
Share Price	18	Frequent-Trading Policy	31
Financial Highlights	20	Other Rules You Should Know	33
		Fund and Account Updates	37
		Contacting Vanguard	39
		Additional Information	40
		Glossary of Investment Terms	41

Fund Summary

Investment Objective

The Fund seeks to maximize long-term total returns (capital appreciation plus income) while incurring less stock market risk than a fund made up entirely of stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for fund account balances below $10,000)	$20/year	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Expenses	0.25%	0.17%
12b-1 Distribution Fee	None	None
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.27%	0.19%

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$28	$87	$152	$343
Admiral Shares	$19	$61	$107	$243

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34%.

Primary Investment Strategies

The Fund allocates its assets among common stocks, bonds, and money market instruments in proportions consistent with the advisor’s evaluation of their expected returns and risks. These proportions are changed from time to time as risk-adjusted return expectations shift. The Fund may invest up to 100% of its assets in any one of the three asset classes.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock and bond markets. The Fund’s performance could be hurt by:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk will vary for the Fund, depending on the amount of Fund assets invested in bonds. Long-term bonds held by the Fund will have a high interest rate risk, as long-term bond prices are much more sensitive to interest rate changes than are the prices of short-term bonds.

• Manager risk, which is the chance that the proportions allocated to common stocks, bonds, and money market instruments will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

2

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index and a composite stock/bond index, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Asset Allocation Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.29% (quarter ended June 30, 2003), and the lowest return for a quarter was –21.09% (quarter ended December 31, 2008).

3

Average Annual Total Returns for Periods Ended December 31, 2010
	1 Year	5 Years	10 Years
Vanguard Asset Allocation Fund Investor Shares
Return Before Taxes	15.50%	1.39%	2.38%
Return After Taxes on Distributions	15.13	0.98	1.89
Return After Taxes on Distributions and Sale of Fund Shares	10.35	1.08	1.84
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Standard & Poor’s 500 Index	15.06%	2.29%	1.41%
Asset Allocation Composite Index	14.12	4.11	3.75
			Since
			Inception
			(Aug. 13,
	1 Year	5 Years	2001)
Vanguard Asset Allocation Fund Admiral Shares
Return Before Taxes	15.58%	1.48%	3.17%
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Standard & Poor’s 500 Index	15.06%	2.29%	2.54%
Asset Allocation Composite Index	14.12	4.11	4.51

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

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Investment Advisor
Mellon Capital Management Corporation

Portfolio Managers

Charles J. Jacklin, President, Chief Executive Officer, and Member of the Board of Directors of Mellon Capital. He has co-managed the Fund since 2001.

Thomas F. Loeb, Chairman of the Board and co-founder of Mellon Capital. He has co-managed the Fund since its inception in 1988.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares	Admiral Shares
To open and maintain an account	$3,000	$50,000
To add to an existing account	$100 (other than by Automatic	$100 (other than by Automatic
	Investment Plan, which	Investment Plan, which
	has no established minimum)	has no established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares. A sale or exchange of Fund shares is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may also be subject to state and local income taxes.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

The Fund offers two separate classes of shares: Investor Shares and Admiral Shares.

Both share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment performances will differ.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Annual Fund
Operating Expenses table, Vanguard Asset Allocation Fund’s expense ratios would be as follows: for Investor Shares, 0.27%, or $2.70 per $1,000 of average net assets; for Admiral Shares, 0.19%, or $1.90 per $1,000 of average net assets. The average expense ratio for flexible portfolio funds in 2009 was 1.27%, or $12.70 per $1,000 of average net assets (derived from data provided by Lipper
Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund—such as account maintenance, reporting, accounting, legal, and other administrative expenses.

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Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote.

Market Exposure

The Fund allocates its assets among stocks, bonds, and money market instruments in proportions that depend on the risks and returns projected by the advisor for each asset class.

Stocks

The Fund typically invests a portion of its assets in stocks.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor‘s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

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U.S. Stock Market Returns
(1926–2010)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	10.0	10.6	11.3

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2010. You can see, for example, that although the average return on common stocks for all of the 5-year periods was 10%, average returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

Bonds

The Fund typically invests a portion of its assets in bonds.

The Fund subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk will vary for the Fund depending on the amount of Fund assets invested in bonds.

Plain Talk About Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 4%
yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price. On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4% bond for more than you paid.

The Fund will typically invest its bond allocation in a pool of long-term U.S. Treasury bonds, which usually mature in 10 to 30 years. It may also hold other “full faith and credit” obligations of the U.S. government. Therefore, the Fund’s credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, should be negligible.

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The U.S. government guarantees the timely payment of interest and principal for its Treasury bonds, but does not guarantee their prices. In other words, while Treasury bonds enjoy the highest credit ratings, their prices—like the prices of other bonds—will fluctuate with changes in interest rates.

Plain Talk About Types of Bonds

Bonds are issued (sold) by many sources: Corporations issue corporate bonds;
the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; financial institutions issue asset-backed bonds;
and mortgage holders issue “mortgage-backed” pass-through certificates. Each issuer is responsible for paying back the bond’s initial value as well as for making periodic interest payments. Many bonds issued by government agencies and entities are neither guaranteed nor insured by the U.S. government.

Plain Talk About Bond Maturities

A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, face as interest rates rise—but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income.
Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.

Security Selection

Mellon Capital Management Corporation (Mellon Capital), advisor to the Fund, selects securities for the Fund based on asset allocation decisions, rather than decisions about the attractiveness of individual stocks or bonds. Specifically, the advisor tries to determine the mix of common stocks, bonds, and money market instruments (cash investments) that offers the best combination of potential return and risk. The aim is to maximize the long-term total return of the Fund. At any given time, the advisor may allocate all, a portion, or none of the Fund’s assets to large-capitalization U.S. stocks, to long-term U.S. Treasury bonds, or to money market instruments.

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Plain Talk About Money Market Instruments

The term “money market instruments” refers to a variety of short-term, liquid investments, usually with maturities of 397 days or less. Some common types are Treasury bills and notes, which are securities issued by the U.S. government;
commercial paper, which are promissory notes issued by large companies or financial firms; banker’s acceptances, which are credit instruments guaranteed by banks; and negotiable certificates of deposit, which are issued by banks in large denominations. Money market securities can pay fixed, variable, or floating rates of interest.

For the Fund’s stock allocation, the advisor can use a diversified portfolio of stocks selected to parallel the performance of the S&P 500® Index, or it can use S&P 500 stock index futures, which are a type of derivative. Stocks are evaluated using a “residual earnings growth” model, which provides an estimate of the total return of the S&P 500 Index based on the expected earnings of each company in the Index. For the Fund’s bond allocation, the advisor can use long-term (10- to 30-year maturities) U.S. Treasury bonds (or other “full faith and credit” obligations of the U.S. government), or it can use U.S. Treasury bond futures. The advisor evaluates the attractiveness of a potential bond investment based on its current yield to maturity, which is an estimate of total return that considers a bond’s purchase price, redemption value, time to maturity, yield, and time between interest payments. The Fund’s cash investments may include a variety of money market instruments, including U.S. Treasury bills, government agency securities, high-quality commercial paper, and certificates of deposit.

The advisor uses a computer model to estimate the return and the risk of each asset class and then implements shifts in allocations in a disciplined manner. The advisor believes that, within the fluctuations of the financial markets, there are occasional brief periods in which the market values of the asset classes do not reflect their true value. The advisor attempts to capitalize on these perceived imbalances by changing the mix of the Fund’s holdings in the three asset classes. There are no limitations on the amount of the Fund’s assets that may be allocated to stocks, bonds, or money market instruments; the advisor can invest up to 100% of the Fund’s assets in any one of the three asset classes.

Because the Fund’s asset allocation changes according to the advisor’s projection of risk and return, the Fund may exhibit higher volatility than balanced funds with static allocations.

Historical evidence indicates that correct timing of portfolio allocations among asset classes has been a difficult strategy to implement successfully on a consistent basis.

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Although Mellon Capital has substantial experience in asset allocation, there can be no assurance that the advisor will consistently anticipate which asset class will perform best in the future.

The Fund’s investment results could suffer, for example, if only a small portion of the Fund’s assets were allocated to stocks during a significant stock market advance, or if a major portion of its assets were allocated to stocks during a market decline. Similarly, the Fund’s investment results could suffer if the Fund were substantially invested in bonds at a time when interest rates increased.

The Fund is subject to manager risk, which is the chance that the proportions allocated to common stocks, bonds, and money market instruments will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

The Fund is generally managed without regard to tax ramifications.

Other Investment Policies and Risks

In addition to investing in common stocks, bonds, and money market instruments, the Fund may make other kinds of investments to achieve its objective.

The Fund may invest, to a limited extent, in foreign securities.

The Fund may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets are market indexes. The Fund’s derivative investments may include stock futures and options contracts. Losses (or gains) involving futures can sometimes be substantial—in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. The main risks associated with the use of futures contracts are imperfect correlation between changes in market values of securities held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The Fund will not use stock futures and options contracts or other derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. Under normal circumstances, the market value of these contracts and options may represent up to 50% of the Fund’s assets. (Under unusual circumstances, the Fund may hold futures equal in value to 100% of its assets.)

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The reasons for which the Fund may invest in futures and options include:

• To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks or bonds.

• To reduce the Fund’s transaction costs or add value when these instruments are favorably priced.

• To use as an investment tool when reallocating assets among stocks, bonds, and money market instruments. For example, the advisor may wish to reallocate 10% of the Fund’s assets from stocks to bonds. To implement this change rapidly and with low transaction costs, the advisor may sell stock index futures and purchase bond index futures.

Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives, such as exchange-
traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements and forward currency contracts), on the other hand, tend to be more specialized or complex, and may be harder to value.

Cash Management

The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

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Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. Vanguard ETF® Shares are not subject to these frequent-trading policies, although the brokerage firm through which ETF Shares are held may place certain limits on the ability to purchase and/or sell ETF Shares over any given period. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for moderate allocation funds was approximately 79%, as reported by Morningstar, Inc., on September 30, 2010.

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Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions, dealer markups, and other transaction costs will have on its return.
Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 170 funds holding assets of approximately $1.4 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of The Vanguard Group’s marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

Mellon Capital Management Corporation, 50 Fremont Street, Suite 3900, San Francisco, CA 94105, advisor to the Fund, is an investment advisory firm founded in 1983. Mellon Capital is a wholly owned subsidiary of MBC Investment Corporation, which itself is a wholly owned subsidiary of the Bank of New York Mellon. As of

14

September 30, 2010, Mellon Capital managed approximately $191 billion in assets. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund.

The Fund pays the advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Fund relative to that of the Asset Allocation Composite Index over the preceding 36-month period. The Index is a composite benchmark, weighted 65% in the S&P 500 Index and 35% in the Barclays Capital U.S. Long Treasury Bond Index. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.

For the fiscal year ended September 30, 2010, the advisory fee represented an effective annual rate of 0.11% of the Fund’s average net assets before a performance-based decrease of 0.06%.

Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund’s sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.

For a discussion of why the board of trustees approved the Fund’s investment advisory agreement, see the most recent annual report to shareholders covering the fiscal year ended September 30.

The managers primarily responsible for the day-to-day management of the Fund are:

Charles J. Jacklin, President, Chief Executive Officer, and Member of the Board of Directors of Mellon Capital. He has worked in investment management since 1990; has been with Mellon Capital since 1994; and has co-managed the Fund since 2001. Education: B.S., University of Maryland; M.B.A., University of Illinois; Ph.D., Stanford University.

Thomas F. Loeb, Chairman of the Board and co-founder of Mellon Capital. He has worked in investment management since 1970; has been with Mellon Capital since its founding in 1983; and has co-managed the Fund since its inception in 1988. Education: B.S., Fairleigh Dickinson University; M.B.A., University of Pennsylvania.

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The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends generally are distributed semiannually in June and December; capital gains distributions generally occur annually in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.
These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividends and short-term capital gains distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,”if any, distributed by the Fund.

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you’ve owned shares in the Fund.

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• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About ‘Buying a Dividend’

Unless you are investing through a tax-deferred retirement account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid “buying a dividend,”
check a fund’s distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

  Provide us with your correct taxpayer identification number;
  Certify that the taxpayer identification number is correct; and
  Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

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Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at vanguard.com and review “Non-U.S. investors.” Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Debt securities held by a fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be: company-specific (e.g., earnings report, merger

18

announcement), or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV. A fund may use fair-value pricing with respect to its fixed income securities on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

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Financial Highlights

The following financial highlights table is intended to help you understand the Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at vanguard.com, or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Fund’s Investor Shares as an example. The Investor
Shares began fiscal year 2010 with a net asset value (price) of $21.11 per share.
During the year, each Investor Share earned $0.394 from investment income
(interest and dividends) and $2.019 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.393 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $23.13, reflecting earnings of $2.413 per share and distributions of $0.393 per share. This was an increase of $2.02 per share (from $21.11 at the beginning of the year to $23.13 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 11.57% for the year.

As of September 30, 2010, the Investor Shares had approximately $8.2 billion in net assets. For the year, the expense ratio was 0.27% ($2.70 per $1,000 of net assets), and the net investment income amounted to 1.78% of average net assets. The Fund sold and replaced securities valued at 34% of its net assets.

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Asset Allocation Fund Investor Shares
			Year Ended September 30,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$21.11	$23.91	$30.92	$27.29	$25.08
Investment Operations
Net Investment Income	.394	.384	.594	.660	.520
Net Realized and Unrealized Gain (Loss) on Investments	2.019	(2.752)	(6.945)	3.590	2.200
Total from Investment Operations	2.413	(2.368)	(6.351)	4.250	2.720
Distributions
Dividends from Net Investment Income	(.393)	(.432)	(.659)	(.620)	(.510)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.393)	(.432)	(.659)	(.620)	(.510)
Net Asset Value, End of Period	$23.13	$21.11	$23.91	$30.92	$27.29
Total Return[1]	11.57%	–9.60%	–20.84% 15.69%		11.00%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,241	$7,849	$9,043 $11,833		$10,024
Ratio of Total Expenses to Average Net Assets[2]	0.27%	0.29%	0.31%	0.37%	0.41%
Ratio of Net Investment Income to Average Net Assets	1.78%	2.07%	2.11%	2.25%	2.01%
Turnover Rate	34%	16%	5%	6%	16%
1 Total returns do not include account service fees that may have applied in the periods shown.
2 Includes performance-based investment advisory fee increases (decreases) of (0.06%), (0.07%), 0.00%, 0.04% and 0.04%.

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Asset Allocation Fund Admiral Shares
			Year Ended September 30,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$47.39	$53.69	$69.43	$61.28	$56.33
Investment Operations
Net Investment Income	.924	.908	1.403	1.555	1.235
Net Realized and Unrealized Gain (Loss)
on Investments	4.549	(6.185) (15.599)		8.054	4.924
Total from Investment Operations	5.473	(5.277)	(14.196)	9.609	6.159
Distributions
Dividends from Net Investment Income	(.933)	(1.023)	(1.544)	(1.459)	(1.209)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.933)	(1.023)	(1.544)	(1.459)	(1.209)
Net Asset Value, End of Period	$51.93	$47.39	$53.69	$69.43	$61.28
Total Return	11.70%	–9.51% –20.76%		15.81%	11.10%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,265	$1,305	$1,734	$2,310	$1,858
Ratio of Total Expenses to Average Net Assets[1]	0.19%	0.18%	0.20%	0.27%	0.30%
Ratio of Net Investment Income to Average
Net Assets	1.86%	2.18%	2.22%	2.35%	2.12%
Turnover Rate	34%	16%	5%	6%	16%
1 Includes performance-based investment advisory fee increases (decreases) of (0.06%), (0.07%), 0.00%, 0.04%, 0.04%.

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Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without notice to shareholders. Please call or check online for current information.

Each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums

To open and maintain an account. $3,000.

Add to an existing account. $100 (other than by Automatic Investment Plan, which has no established minimum).

Account Minimums for Admiral Shares

To open and maintain an account. $50,000. If you request Admiral Shares when you open a new account, but the investment amount does not meet the account minimum for Admiral Shares, your investment will be placed in Investor Shares of the Fund. Institutional clients should contact Vanguard for information on special eligibility rules that may apply to them.

Add to an existing account. $100 (other than by Automatic Investment Plan, which has no established minimum).

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Policy, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange (the purchase of shares of one Vanguard fund using the

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proceeds of a simultaneous redemption of shares of another Vanguard fund) through our website at vanguard.com if you are a registered user.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account. See Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer option on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or from time to time. Your purchase request can be initiated online (if you are a registered user of vanguard.com), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Initiate a Purchase Request: By mail. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for share classes in this prospectus), see Additional Information.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of vanguard.com), by telephone, or by mail. See Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

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For purchases by check into all funds other than money market funds, and for purchases by exchange or wire into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

For purchases by electronic bank transfer not using an Automatic Investment Plan: If the purchase request is received by Vanguard on a business day before 10 p.m., Eastern time, the trade date generally will be the next business day. If the purchase request is received on a business day after 10 p.m., Eastern time, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the request.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Admiral Shares. Please note that Admiral Shares are not available for:

  SIMPLE IRAs and Section 403(b)(7) custodial accounts; or
  Other retirement plan accounts receiving special administrative services from Vanguard.

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

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New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

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Conversions From Investor Shares to Admiral Shares

Self-directed conversions. If your account balance in the Fund is at least $50,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You can request a conversion online (if you are a registered user of vanguard.com), by telephone, or by mail. Institutional clients should contact Vanguard for information on special eligibility rules that may apply to them. See Contacting Vanguard.

Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in the Fund exceeds $50,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion. Institutional clients should contact Vanguard for information on special eligibility rules that may apply to them.

Mandatory Conversions to Investor Shares

If an account no longer meets the balance requirements for Admiral Shares, Vanguard may automatically convert the shares in the account to Investor Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Policy, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares and request an exchange (using the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund) through our website at vanguard.com if you are a registered user.

By telephone. You may call Vanguard to request a redemption of shares. See

Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular

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schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated online, by telephone, or by mail.

By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard’s balanced or stock funds. To establish the wire redemption option, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of vanguard.com), by telephone, or by mail.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from bond funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on

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a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the Fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.

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Please see Frequent-Trading Policy for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. If you hold shares in certificates, those shares cannot be redeemed, exchanged, or converted until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

Address change. If you change your address online or by telephone, there may be up to a 15-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are a registered user of vanguard.com), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

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Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

Frequent-Trading Policy

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits. The brokerage firm through which you hold your ETF Shares, however, may place certain limits on your ability to purchase and/or sell ETF Shares over any given period.

For Vanguard Retirement Investment Program pooled plans, the policy applies to exchanges made online or by phone.

The frequent-trading policy does not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Redemptions of shares to pay fund or account fees.

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transaction requests submitted by fax, if otherwise permitted, are not mail transactions and are subject to the policy.)

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the policy.)

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For participants in employer-sponsored defined contribution plans,* the frequent-trading policy does not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by mail to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are not mail requests and are subject to the policy.)

* The following Vanguard fund accounts are subject to the frequent-trading policy: SEP-IRAs, SIMPLE IRAs, certain Section 403(b)(7) accounts, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 60-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and

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frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one summary prospectus (or prospectus) and/or shareholder report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under “Account Profile.” You can revoke your electronic consent at any time online, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we’ll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To conduct account transactions through Vanguard’s automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

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• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

• Include the fund name and account number.

• Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

• Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept telephone or online instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

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Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See

Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Policy—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

For most shareholders, Vanguard charges a $20 account service fee on all fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on fund accounts in all Vanguard funds, regardless of a fund’s minimum initial investment amount. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

If you register on vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:

• Money market sweep accounts owned in connection with a Vanguard Brokerage Services® account.

• Accounts held through intermediaries.

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• Accounts held by Voyager, Voyager Select, and Flagship members. Membership is based on total household assets held at Vanguard, with a minimum of $50,000 to qualify for Vanguard Voyager Services®, $500,000 for Vanguard Voyager Select Services®, and $1 million for Vanguard Flagship Services®. Vanguard determines membership by aggregating assets of all eligible accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs®, annuities through Vanguard, the Vanguard 529 Plan, and certain small-business accounts. Assets in employer-sponsored retirement plans for which Vanguard provides recordkeeping services may be included if the investor also has a personal account holding Vanguard mutual funds. Note that assets held in a Vanguard Brokerage Services account (other than Vanguard funds, including Vanguard ETFs) are not included when determining a household’s eligibility.

• Participant accounts in employer-sponsored defined contribution plans.* Please consult your enrollment materials for the rules that apply to your account.

• Section 529 college savings plans.

* The following Vanguard fund accounts have alternative fee structures: SIMPLE IRAs, certain Section 403(b)(7) accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.

Low-Balance Accounts

The Fund reserves the right to liquidate a fund account whose balance falls below the minimum initial investment for any reason, including market fluctuation. This policy applies to nonretirement fund accounts and accounts that are held through intermediaries.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or

36

suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide online, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter. Promptly review each summary that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, we are required to provide annual tax Forms to assist you in preparing your income tax returns. These Forms, which are generally mailed in January, will report the previous year’s dividends, capital gains distributions, proceeds

37

from the sale of shares from taxable accounts, and distributions from IRAs and other retirement plans. Registered users of vanguard.com can also view these Forms online.

Average-Cost Review Statements

For most taxable accounts, an average-cost review statement will accompany the annual Form 1099-B. This statement shows the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, one of the methods established by the IRS and the only method used by Vanguard. You may want to consult a tax professional to determine if a different method is best for you.

Annual and Semiannual Reports

We will send (or provide online, whichever you prefer) reports about Vanguard Asset Allocation Fund twice a year, in May and November. These reports include overviews of the financial markets and provide the following specific Fund information:

  Performance assessments and comparisons with industry benchmarks.
  Reports from the advisor.
  Financial statements with listings of Fund holdings.

Portfolio Holdings

We generally post on our website at vanguard.com, in the Portfolio section of the Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund, as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

38

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
24 hours a day, 7 days a week	For fund, account, and service information
For most account transactions
For literature requests

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
(ON-BOARD)	For exchange transactions (subject to limitations)
Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447 (SHIP)	For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)	Business hours only: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Client Services 800-662-2739 (CREW)	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)	Business hours only: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Institutional Division	For information and services for large institutional investors
888-809-8102	Business hours only: Monday–Friday, 8:30 a.m. to 9 p.m.,
Eastern time
Intermediary Sales Support	For information and services for financial intermediaries
800-997-2798	including broker-dealers, trust institutions, insurance
companies, and financial advisors
Business hours only: Monday–Friday, 8:30 a.m. to 7 p.m.,
Eastern time

39

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions)	The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight	The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Additional Information

	Inception	Suitable	Newspaper	Vanguard	CUSIP
	Date	for IRAs	Abbreviation	Fund Number	Number
Asset Allocation Fund
Investor Shares	11/3/1988	Yes	AssetA	78	922020102
Admiral Shares	8/13/2001	Yes	AssetAdml	578	922020300

40

Glossary of Investment Terms

Asset Allocation Composite Index. An index that is weighted 65% in the S&P 500 Index and 35% in the Barclays Capital U.S. Long Treasury Bond Index.

Barclays Capital U.S. Long Treasury Bond Index. An index that includes U.S. Treasury obligations with maturities of 10 years or more.

Bond. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. The percentage of a fund’s average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses (such as advisory fees, account maintenance, reporting, internal accounting, legal, and other administrative expenses); any 12b-1 distribution fees; and “other” expenses (usually fees paid to independent third parties, such as the fund’s custodian and auditor). It does not include the transaction costs of buying and selling portfolio securities.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Money Market Instruments. Short-term, liquid investments (usually with a maturity of 397 days or less) that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Principal. The face value of a debt instrument or the amount of money put into an investment.

41

Standard & Poor’s 500 Index. A widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

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P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Asset Allocation Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund.

The SAI and financial highlights information from the current annual and semiannual reports are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

The Vanguard Group

Investor Information Department P.O. Box 2600 Valley Forge, PA 19482-2600 Telephone: 800-662-7447 (SHIP)

Text telephone for people with hearing impairment: 800-749-7273

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department Telephone: 800-662-2739 (CREW)

Text telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s Internet site at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-5628

© 2011 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P 078 012011

Vanguard Asset Allocation Fund

Supplement to the Statement of Additional Information Dated May 13, 2011

Important Changes to Vanguard Asset Allocation Fund

Reorganization of Vanguard Asset Allocation Fund into Vanguard Balanced Index Fund

The board of trustees (the “board”) of Vanguard Malvern Funds (the “Trust”) has approved an agreement and plan of reorganization (the “agreement”) to reorganize Vanguard Asset Allocation Fund, a series of the Trust, into Vanguard Balanced Index Fund, a series of Vanguard Valley Forge Funds. The agreement requires approval by Asset Allocation Fund shareholders and will be submitted for their consideration at a meeting to be held on January 26, 2012. If shareholders approve the agreement, and if certain conditions required by the agreement are satisfied, the reorganization is expected to occur shortly thereafter.

Under the agreement, shareholders of the Asset Allocation Fund will receive new Investor Shares or Admiral™ Shares, as appropriate, of the Balanced Index Fund in exchange for their shares of the Asset Allocation Fund, and the Asset Allocation Fund will cease operations. It is anticipated that the reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the reorganization.

Prior to the shareholder meeting, a combined proxy statement/prospectus will be issued to Asset Allocation Fund shareholders soliciting their approval of the reorganization. The proxy statement/prospectus will describe the reorganization, provide a description of the new Balanced Index Fund shares, and include a comparison of the Funds.

Closed to New Investors

Effective immediately, the Asset Allocation Fund is closed to new accounts, and will stop accepting purchase requests from existing accounts shortly before the reorganization is scheduled to occur.

Changes to the Asset Allocation Fund’s Investment Objective, Strategies, and Investment Advisor

The board of trustees of the Asset Allocation Fund has restructured the Asset Allocation Fund’s investment advisory team, removing Mellon Capital Management Corporation (Mellon Capital) as investment advisor and reallocating the Asset Allocation Fund’s assets to Vanguard’s Quantitative Equity Group and Vanguard’s Fixed Income Group. This transition will involve significant turnover of portfolio securities; however, due to capital loss carryforwards, it is not expected to have a material tax impact on Asset Allocation Fund shareholders.

The Asset Allocation Fund’s investment objective and strategies are changing significantly in conjunction with the change in advisor. The new investment objective, primary investment strategies, and risks of the Asset Allocation Fund will be identical to those of the Balanced Index Fund, so the board has proposed merging the Asset Allocation Fund into the Balanced Index Fund.

In addition, it is anticipated that each of the four Vanguard LifeStrategy® Funds, each a fund of funds, will redeem its holdings of the Asset Allocation Fund. Any expense increase resulting from the Asset Allocation Fund's reduced asset base will be offset by the decrease in the Asset Allocation Fund’s advisory expenses and other factors. As a result, the redemption is not expected to lead to an increase in the Asset Allocation Fund’s expense ratios.

Statement of Additional Information Text Changes

The text is revised as follows:

In the Investment Advisory Services section, the introductory section on page B-38 is amended to state:

The Trust currently uses two investment advisors:

Wellington Management Company, LLP, provides investment advisory services for the Capital Value Fund.
The Vanguard Group, Inc., provides investment advisory services for the Asset Allocation Fund and the
U.S. Value Fund.
Trust previously employed two other investment advisors:
AXA Rosenberg Investment Management LLC managed a portion of the U.S. Value Fund’s assets from 2007 to
August 2010.
Mellon Capital Management Corporation managed the Asset Allocation Fund’s assets from 1988 to September 2011.

In the Investment Advisory Services section, under “I. Asset Allocation Fund” on page B-38, the first three paragraphs are replaced with the following:

Vanguard Asset Allocation Fund receives all investment advisory services from Vanguard, through its Quantitative Equity and Fixed Income Groups. These services are provided on an at-cost basis by an experienced advisory staff employed directly by Vanguard. The compensation and other expenses of the advisory staff are allocated among the funds utilizing these services.

Also under “I. Asset Allocation Fund,” beginning on page B-39, all references to Mellon Capital are removed and the following is added:

1. Other Accounts Managed

Gregory Davis manages the bond portion of the Asset Allocation Fund; as of August 31, 2011, the Fund held assets of $8.6 billion. As of August 31, 2011, Mr. Davis also managed all or a portion of seven other registered investment companies with total assets of $38.9 billion, co-managed three other registered investment companies with total assets of $96.6 billion, and co-managed two other pooled investment vehicles with total assets of $1.1 billion (none of which had advisory fees based on account performance).

Michael Perre manages the stock portion of the Asset Allocation Fund; as of August 31, 2011, the Fund held assets of $8.6 billion. As of August 31, 2011, Mr. Perre also managed all or a portion of nine other registered investment companies with total assets of $149.2 billion, and one other account with total assets of $6.8 billion (none of which had advisory fees based on account performance).

2. Material Conflicts of Interest

At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

3. Description of Compensation

The Funds’ portfolio managers are Vanguard employees. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of August 31, 2011, a Vanguard portfolio manager’s compensation generally consists of base salary, bonus, and payments under Vanguard's long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980s to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.

In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the Vanguard Human Resources Department. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager’s bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed given the fund’s investment objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the fund’s portfolio. For the Fund, the performance factor depends on how closely each portfolio manager tracks the component index of the Fund’s overall target composite index over a one-year period. Specifically, the performance with respect to the bond portion of the Fund is compared with that of the Barclays Capital U.S. Aggregate Float Adjusted Index, while the performance with respect to the stock portion is compared with that of the MSCI US Broad Market Index. Additional factors include the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the previously stated objectives. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard’s long-term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, Vanguard’s independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard’s operating efficiencies in providing services to the Vanguard funds.

4. Ownership of Securities

Vanguard employees, including portfolio managers, allocate their investments among the various Vanguard funds based on their own individual investment needs and goals. Vanguard employees, as a group, invest a sizeable portion of their personal assets in Vanguard funds. As of August 31, 2011, Vanguard employees collectively invested more than $2.8 billion in Vanguard funds. F. William McNabb III, Chairman of the Board, Chief Executive Officer, and President of Vanguard and the Vanguard funds and George U. Sauter, Chief Investment Officer and Managing Director of Vanguard, invest substantially all of their personal financial assets in Vanguard funds.

As of August 31, 2011, the portfolio managers did not own any shares of the Funds they managed.

In the Investment Advisory Services section, “Duration and Termination of Investment Advisory Agreements” on page B-43 is replaced with the following:

The current investment advisory agreement with Wellington Management is renewable for successive one-year periods, only if (1) the renewal is specifically approved by a vote of the Fund’s board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the contract or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) the renewal is specifically approved by a vote of a majority of the Fund’s outstanding voting securities.

An agreement is automatically terminated if assigned, and may be terminated without penalty at any time either (1) by vote of the board of trustees of the Fund upon thirty (30) days’ written notice to the advisor, (2) by a vote of a majority of the Fund’s outstanding voting securities upon 30 days’ written notice to the advisor, or (3) by the advisor upon ninety (90) days’ written notice to the Fund.

Vanguard provides at-cost investment advisory services to the U.S. Value Fund and the Asset Allocation Fund pursuant to the terms of the Fifth Amended and Restated Funds’ Service Agreement. This agreement will continue in full force and effect until terminated or amended by mutual agreement of the Vanguard funds and Vanguard.

© 2011 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI078 092011

PART B

VANGUARD® MALVERN FUNDS

STATEMENT OF ADDITIONAL INFORMATION

May 13, 2011

This Statement of Additional Information is not a prospectus but should be read in conjunction with a Fund’s current prospectus (dated May 13, 2011, for Vanguard U.S. Value Fund; dated January 28, 2011, for Vanguard Asset Allocation Fund and Vanguard Capital Value Fund). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Fund’s financial statements as hereby incorporated by reference, please contact The Vanguard Group, Inc. (Vanguard).

Phone: Investor Information Department at 800-662-7447 Online: vanguard.com

TABLE OF CONTENTS
Description of the Trust	B-1
Fundamental Policies	B-3
Investment Strategies and Nonfundamental Policies	B-4
Share Price	B-23
Purchase and Redemption of Shares	B-24
Management of the Funds	B-25
Investment Advisory Services	B-38
Portfolio Transactions	B-44
Proxy Voting Guidelines	B-45
Financial Statements	B-50

DESCRIPTION OF THE TRUST

Vanguard Malvern Funds (the Trust) currently offers the following funds and share classes (identified by ticker symbol):

Share Classes[1]
Fund[2]	Investor	Admiral
Vanguard Asset Allocation Fund	VAAPX	VAARX
Vanguard Capital Value Fund	VCVLX	—
Vanguard U.S. Value Fund	VUVLX	—
1 Individually, a class; collectively, the classes.
2 Individually, a Fund; collectively, the Funds.

The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

Throughout this document, any references to “class” apply only to the extent a Fund issues multiple classes.

Organization

The Trust was organized as a Maryland corporation in 1988 and was reorganized as a Delaware statutory trust in 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard Asset Allocation Fund, Inc. The Trust changed its name to Vanguard Malvern Funds in 2000. The Trust is registered with the United States Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. All Funds within the Trust are classified as diversified within the meaning of the 1940 Act.

B-1

Service Providers

Custodian. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, serves as the Funds‘ custodian. The custodian is responsible for maintaining the Funds‘ assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Funds‘ independent registered public accounting firm. The independent registered public accounting firm audits the Funds‘ annual financial statements and provides other related services.

Transfer and Dividend-Paying Agent. The Funds‘ transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.

Characteristics of the Funds‘ Shares

Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of a Fund’s shares, other than those described in the Fund’s current prospectus and elsewhere in this Statement of Additional Information. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. This means that a shareholder of a Fund generally will not be personally liable for payment of the Fund’s debts. Some state courts, however, may not apply Delaware law on this point. We believe that the possibility of such a situation arising is remote.

Dividend Rights. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights. Shareholders are entitled to vote on a matter if: (1) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (2) the trustees determine that it is necessary or desirable to obtain a shareholder vote; (3) a merger or consolidation, share conversion, share exchange, or sale of assets is proposed and a shareholder vote is required by the 1940 Act to approve the transaction; or (4) a shareholder vote is required under the 1940 Act. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund’s net assets, to change any fundamental policy of a Fund, and to enter into certain merger transactions. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.

Liquidation Rights. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund’s net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund’s net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

Preemptive Rights. There are no preemptive rights associated with the Funds‘ shares.

B-2

Conversion Rights. The Asset Allocation Fund shareholders may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements. There are no conversion rights associated with the Capital Value and U.S. Value Funds.

Redemption Provisions. Each Fund’s redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

Sinking Fund Provisions. The Funds have no sinking fund provisions.

Calls or Assessment. Each Fund’s shares, when issued, are fully paid and non-assessable.

Tax Status of the Funds

Each Fund expects to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

Dividends received and distributed by each Fund on shares of stock of domestic corporations may be eligible for the dividends-received deduction applicable to corporate shareholders. Corporations must satisfy certain requirements in order to claim the deduction. Capital gains distributed by the Funds are not eligible for the dividends-received deduction.

FUNDAMENTAL POLICIES

Each Fund is subject to the following fundamental investment policies, which cannot be changed in any material way without the approval of the holders of a majority of the Fund’s shares. For these purposes, a “majority” of shares means shares representing the lesser of: (1) 67% or more of the Fund’s net assets voted, so long as shares representing more than 50% of the Fund’s net assets are present or represented by proxy; or (2) more than 50% of the Fund’s net assets.

Borrowing. Each Fund may borrow money only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Commodities. Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Diversification. With respect to 75% of its total assets, each Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.

Industry Concentration. Each Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry.

Loans. Each Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Real Estate. Each Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate, or (2) backed or secured by real estate or interests in real estate.

Senior Securities. Each Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Underwriting. Each Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the 1933 Act), in connection with the purchase and sale of portfolio securities.

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Compliance with the fundamental policies previously described is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act (as is the case with borrowing), if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All fundamental policies must comply with applicable regulatory requirements. For more details, see “Investment Strategies and Nonfundamental Policies.”

None of these policies prevents the Funds from having an ownership interest in Vanguard. As a part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard’s costs or other financial requirements. See “Management of the Funds” for more information.

INVESTMENT STRATEGIES AND NONFUNDAMENTAL POLICIES

Some of the investment strategies and policies described below and in each Fund’s prospectus set forth percentage limitations on a Fund’s investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these strategies and policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment strategies and policies.

The following investment strategies and policies supplement each Fund’s investment strategies and policies set forth in the prospectus. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment strategies and policies.

Asset-Backed Securities. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements, and other categories of receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. Prepayments of principal by borrowers or foreclosure or other enforcement action by creditors shorten the term of the underlying assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location and age of the underlying obligations, and other social and demographic conditions. A fund’s ability to maintain positions in asset-backed securities is affected by the reductions in the principal amount of the underlying assets because of prepayments. A fund’s ability to reinvest prepayments of principal (as well as interest and other distributions and sale proceeds) at a comparable yield is subject to generally prevailing interest rates at that time. The value of asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of the underlying securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such assets. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which the assets were previously invested. Therefore, asset-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the

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right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

Borrowing. A fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The SEC takes the position that transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements; engaging in mortgage-dollar-roll transactions; selling securities short (other than short sales “against-the-box”); buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and standby-commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and other similar trading practices. (Additional discussion about a number of these transactions can be found on the following pages.) A borrowing transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.

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The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.

Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.

Debt Securities. A debt security, sometimes called a fixed income security, is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws may result in the issuer’s debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or a related entity.

Debt Securities — Inflation-Indexed Securities. Inflation-indexed securities are debt securities the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (CPI). Inflation-indexed securities may be issued by the U.S. government, agencies and instrumentalities of the U.S. government, and by corporations. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

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Inflation—a general rise in prices of goods and services—erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has occurred in each of the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Investors in inflation-indexed securities funds who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund’s income distributions. Although inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by Internal Revenue Service (IRS) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments, even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareholders).

Debt Securities — Structured and Indexed Securities. Structured securities (also called “structured notes”) and indexed securities are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities. The value of the principal of and/or interest on structured and indexed securities is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Debt Securities — U.S. Government Securities. The term “U.S. Government Securities” refers to a variety of debt securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, and by various instrumentalities that have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.

U.S. Treasury securities are backed by the full faith and credit of the U.S. government. Other types of securities issued or guaranteed by Federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. The U.S. government, however, does not guarantee the market price of any U.S.

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government securities. In the case of securities not backed by the full faith and credit of the U.S. government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Some of the U.S. government agencies that issue or guarantee securities include the Government National Mortgage Association, the Export-Import Bank of the United States, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Deposit Insurance Corporation, Federal Home Loan Banks, and the Federal National Mortgage Association.

Debt Securities — Variable and Floating Rate Securities. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, because of (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Debt Securities — Zero-Coupon and Pay-in-Kind Securities. Zero-coupon and pay-in-kind securities are debt securities that do not make regular cash interest payments. Zero-coupon securities generally do not pay interest. Pay-in-kind securities pay interest through the issuance of additional securities. These securities are generally issued at a discount to their principal or maturity value. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. Although these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount and other non-cash income on such securities accrued during that year. Each fund that holds such securities intends to pass along such interest as a component of the fund’s distributions of net investment income.

Depositary Receipts. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the United States. Although the two types of depositary receipt facilities (sponsored and unsponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants.

A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an

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unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

For purposes of a fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Derivatives. A derivative is a financial instrument that has a value that is based on—or “derived from”—the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. There is no assurance that any derivatives strategy used by a fund’s advisor will succeed. The counterparties to the funds’ derivatives will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such derivatives may qualify as securities or investments under such laws. The funds’ advisors, however, will monitor and adjust, as appropriate, the funds’ credit risk exposure to derivative counterparties.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The use of derivatives generally involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g)

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of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

Exchange-Traded Funds. A fund may purchase shares of exchange-traded funds (ETFs), including ETF Shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Most ETFs are investment companies. Therefore, a fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

Vanguard ETF®* Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard funds. A fund’s investments in Vanguard ETF Shares are also generally subject to the descriptions, limitations, and risks described under the heading “Other Investment Companies,” except as provided by an exemption granted by the SEC that permits registered investment companies to invest in a Vanguard fund that issues ETF Shares beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions.

* U.S. Pat. No. 6,879,964 B2; 7,337,138.

Foreign Securities. Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company’s principal operations are conducted from the United States or when the company’s equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.

Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid than securities of

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comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund’s portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the custodian arrangement expenses for a fund that invests primarily in foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the nonrecovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.

The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed under the heading “Foreign Securities—Foreign Currency Transactions,” a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.

Foreign Securities — Emerging Market Risk. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign Securities — Foreign Currency Transactions. The value in U.S. dollars of a fund’s non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will not speculate in foreign currency exchange and will enter into foreign currency transactions only to attempt to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and

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therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and “cross-hedge” transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

Foreign Securities — Foreign Investment Companies. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or

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closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. This process is known as “marking-to-market.” A futures transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the “exercise” or “strike” price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as previously described in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term “commodity pool operator.” A fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

Futures Contracts and Options on Futures Contracts — Risks. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) for the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In

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addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.

A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund.

Interfund Borrowing and Lending. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard’s interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that: (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction; (2) no equity, taxable bond, or money market fund may loan money if the loan would cause its aggregate outstanding loans through the program to exceed 5%, 7.5%, or 10%, respectively, of its net assets at the time of the loan; and (3) a fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investing for Control. The Vanguard funds invest in securities and other instruments for the sole purpose of achieving a specific investment objective. As such, they do not seek to acquire enough of a company’s outstanding voting stock to have control over management decisions. The Vanguard funds do not invest for the purpose of controlling a company’s management.

Loan Interests and Direct Debt Instruments. Loan interests and direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a purchaser supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s

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obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Corporate loans and other forms of direct corporate indebtedness in which a fund may invest generally are made to finance internal growth, mergers, acquisitions, stock repurchases, refinancing of existing debt, leveraged buy-outs, and other corporate activities. A significant portion of the corporate indebtedness purchased by a fund may represent interests in loans or debt made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans, and other types of acquisition financing. Another portion may also represent loans incurred in restructuring or “work-out” scenarios, including super-priority debtor-in-possession facilities in bankruptcy and acquisition of assets out of bankruptcy. Loans in restructuring or “work-out” scenarios may be especially vulnerable to the inherent uncertainties in restructuring processes. In addition, the highly leveraged capital structure of the borrowers in any such transactions, whether acquisition financing or restructuring, may make such loans especially vulnerable to adverse or unusual economic or market conditions.

Loans and other forms of direct indebtedness generally are subject to restrictions on transfer, and only limited opportunities may exist to sell them in secondary markets. As a result, a fund may be unable to sell loans and other forms of direct indebtedness at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair value.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

A fund’s investment policies will govern the amount of total assets that it may invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a fund generally will treat the borrower as the “issuer” of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for purposes of the fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Mortgage Dollar Rolls. A mortgage dollar roll is a transaction in which a fund sells a mortgage-backed security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A mortgage-dollar-roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potentially reduced administrative burdens, than directly holding mortgage-backed securities. A mortgage dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a fund pledges a mortgage-backed security to a dealer to obtain cash. Unlike the dealer of reverse repurchase agreements, the dealer with which a fund enters into a mortgage-dollar-roll transaction is not obligated to return the same securities as those originally sold by the fund, but rather only securities that are “substantially identical.” To be considered

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substantially identical, the securities returned to a fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have similar original stated maturities; (4) have identical net coupon rates; (5) have similar market yields (and therefore prices); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. A mortgage dollar roll may be considered to constitute a borrowing transaction. A mortgage-dollar-roll transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.” Mortgage dollar rolls will be used only if consistent with a fund’s investment objective and strategies and will not be used to leverage a fund’s assets or change its risk profile. The proceeds of mortgage-dollar-roll transactions will be invested in high-quality, short-term fixed income securities.

Mortgage-Backed Securities. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of securities such as government stripped mortgage-backed securities, adjustable rate mortgage-backed securities, and collateralized mortgage obligations.

Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions, and mortgage bankers. The average maturity of pass-through pools of mortgage-backed securities in which a fund may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s average maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property, and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

Mortgage-backed securities may be classified as private, government, or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential mortgage loans created by nongovernment issuers, such as commercial banks, savings and loan associations, and private mortgage insurance companies. Government mortgage-backed securities are backed by the full faith and credit of the U.S. government. GNMA, the principal U.S. guarantor of these securities, is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the U.S. government. Issuers include FNMA and FHLMC, which are congressionally chartered corporations. In September 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. A fund’s ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. A fund’s ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average

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life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Mortgage-Backed Securities — Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (ARMBSs) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Mortgage-Backed Securities — Hybrid ARMs. A hybrid adjustable-rate mortgage (hybrid ARM) is a type of mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. Hybrid ARMs are usually referred to by their fixed and floating periods. For example, a 5/1 ARM refers to a mortgage with a 5-year fixed interest rate period, followed by a 1-year interest rate adjustment period. During the initial interest period (i.e., the initial five years for a 5/1 hybrid ARM), hybrid ARMs behave more like fixed income securities and are subject to the risks associated with fixed income securities. All hybrid ARMs have reset dates. A reset date is the date when a hybrid ARM changes from a fixed interest rate to a floating interest rate. At the reset date, a hybrid ARM can adjust by a maximum specified amount based on a margin over an identified index. Like ARMBSs, hybrid ARMs have periodic and lifetime limitations on the increases that can be made to the interest rates that mortgagors pay. Therefore, if during a floating rate period interest rates rise above the interest rate limits of the hybrid ARM, a fund holding the hybrid ARM does not benefit from further increases in interest rates.

Mortgage-Backed Securities — Collateralized Mortgage Obligations. Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a “tranche.” Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest-pay” tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds, and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

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The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

Mortgage-Backed Securities — Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The price and yield to maturity on an IO class are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a fund’s limitations on investment in illiquid securities.

Options. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a “premium,” the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

The buyer (or holder) of an option is said to be “long” the option, while the seller (or writer) of an option is said to be “short” the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the “premium.” The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to

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borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying instrument moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying instruments and related instruments. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

Other Investment Companies. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which Vanguard acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. The 1940 Act and related rules provide certain exemptions from these restrictions. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Repurchase Agreements. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed-upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a

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repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited, except to the extent required by law.

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Restricted and Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund’s books. The SEC generally limits aggregate holdings of illiquid securities by a mutual fund to 15% of its net assets (5% for money market funds). A fund may experience difficulty valuing and selling illiquid securities and in some cases may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features); (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) loan interests and other direct debt instruments; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the 1933 Act; and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. Although a fund’s advisor monitors the liquidity of restricted securities, the board of trustees oversees and retains ultimate responsibility for the advisor’s liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security; the availability of qualified institutional buyers, brokers, and dealers that trade in the security; and the availability of information about the security’s issuer.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.” A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.

Securities Lending. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is

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purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation. Currently, Vanguard funds that lend securities invest the cash collateral received in one or more Vanguard CMT Funds, which are very low-cost money market funds.

The terms and the structure of the loan arrangements, as well as the aggregate amount of securities loans, must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund’s total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower “marks-to-market” on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receive reasonable interest on the loan (which may include the fund’s investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company’s trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect of which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent.

Swap Agreements. A swap agreement is a derivative. A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a fund’s limitation on investments in illiquid securities.

Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market

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conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Tax Matters — Federal Tax Treatment of Futures Contracts. A fund generally must recognize for federal income tax purposes, as of the end of each taxable year, any net unrealized gains and losses on certain futures contracts, as well as any gains and losses actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income—i.e., dividends, interest, income derived from securities loans, gains from the sale of securities or foreign currencies, or other income derived with respect to the fund’s business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

A fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund’s other investments and shareholders will be advised on the nature of the distributions.

Tax Matters — Federal Tax Treatment of Non-U.S. Transactions. Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked-to-market. The disposition of a currency other than the U.S. dollar by a taxpayer whose

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functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign-currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and that are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a “section 988 hedging transaction” (as defined in the IRC and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the IRC. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund that is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described within this policy.

Tax Matters — Foreign Tax Credit. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund’s total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the fund.

Warrants. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

SHARE PRICE

Multiple-class funds do not have a single share price. Rather, each class has a share price, called its net asset value, or NAV, that is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share for the Asset Allocation Fund is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. NAV per share for the Capital Value and U.S. Value Funds is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding.

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The Exchange typically observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day (Washington’s Birthday), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares

The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund’s prospectus.

Redemption of Shares

The redemption price of shares of each Fund is the NAV next determined after the redemption request is received in good order, as defined in the Fund’s prospectus.

Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares: (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; and (3) for such other periods as the SEC may permit.

The Trust has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period.

If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

The Funds do not charge a redemption fee. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.

Right to Change Policies

Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

Investing With Vanguard Through Other Firms

Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund’s instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the NAV next determined after the order is received by the Authorized Agent.

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MANAGEMENT OF THE FUNDS

Vanguard

Each Fund is part of the Vanguard group of investment companies, which consists of more than 170 funds. Through their jointly owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.

Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard’s total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodial fees.

The funds’ officers are also officers and employees of Vanguard.

Vanguard, Vanguard Marketing Corporation (VMC), the funds’ advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds.

Vanguard was established and operates under an Amended and Restated Funds’ Service Agreement. The Amended and Restated Funds’ Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard’s capitalization. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund’s relative net assets and its contribution to Vanguard’s capital. As of September 30, 2010, the Funds had contributed $1,919,000 to Vanguard, which represented 0.02% of each Fund’s net assets and was 0.76% of Vanguard’s capitalization.

Management. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

Distribution. Vanguard Marketing Corporation, 400 Devon Park Drive A39, Wayne, PA 19087, a wholly owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds’ shares. VMC performs marketing and distribution activities at cost in accordance with the conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. The funds’ trustees review and approve the marketing and distribution expenses incurred by the funds, including the nature and cost of the activities and the desirability of each fund’s continued participation in the joint arrangement.

To ensure that each fund’s participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC’s marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund’s sales for the preceding 24 months relative to the total sales of the funds as a group; provided, however, that no fund’s aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard, and that no fund shall incur annual marketing and distribution expenses in excess of 0.20% of its average month-end net assets. Each fund’s contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.

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VMC’s principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel.

Other marketing and distribution activities that VMC undertakes on behalf of the funds may include, but are not limited to:

  Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy;
  Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy;
  Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy;
  Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services;
  Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process;
  Providing promotional discounts, commission-free trading, fee waivers, and other benefits to clients of Vanguard Brokerage Services® who maintain qualifying investments in the funds; and
  Sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations.

VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC’s cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers. VMC’s arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC does not participate in the offshore arrangement Vanguard has established with a third party to provide marketing, promotional, and other services to qualifying Vanguard funds that are distributed in certain foreign countries on a private-placement basis to government-sponsored and other institutional investors. In exchange for such services, the third party receives an annual base (fixed) fee, and may also receive discretionary fees or performance adjustments.

In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives): (1) promotional items of nominal value that display Vanguard’s logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment that is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.

VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC policy also prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC’s marketing and distribution activities are primarily intended to result in the sale of the funds’ shares, and, as such, its activities, including shared marketing and distribution activities, may influence participating financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities or relationships may influence a financial service provider’s (or its representatives’) decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its

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suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.

The following table describes the expenses of Vanguard and VMC that are shared by the funds on an at-cost basis under the terms of two SEC exemptive orders. Amounts captioned “Management and Administrative Expenses” include a fund’s allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the funds. Amounts captioned “Marketing and Distribution Expenses” include a fund’s allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.

As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended September 30, 2008, 2009, and 2010, and are presented as a percentage of each Fund‘s average month-end net assets.

Annual Shared Fund Operating Expenses
(Shared Expenses Deducted from Fund Assets)
Fund	2008	2009	2010
Vanguard Asset Allocation Fund
Management and Administrative Expenses:	0.17%	0.21%	0.19%
Marketing and Distribution Expenses:	0.02	0.03	0.02
Vanguard Capital Value Fund
Management and Administrative Expenses:	0.20%	0.24%	0.20%
Marketing and Distribution Expenses:	0.03	0.03	0.02
Vanguard U.S. Value Fund
Management and Administrative Expenses:	0.17%	0.18%	0.17%
Marketing and Distribution Expenses:	0.02	0.03	0.02

Each investment advisor may direct certain security trades to brokers who have agreed to rebate to the Funds part of the commissions generated. Such rebates are used solely to reduce the Funds‘ management and administrative expenses and are not reflected in these totals.

Officers and Trustees

Each Vanguard fund is governed by the board of trustees of its trust and a single set of officers. Consistent with the board’s corporate governance principles, the trustees believe that their primary responsibility is oversight of the management of each fund for the benefit of its shareholders, not day-to-day management. The trustees set broad policies for the funds; select investment advisors; monitor fund operations, regulatory compliance, performance, and costs; nominate and select new trustees; and elect fund officers. Vanguard manages the day-to-day operations of the funds under the direction of the board of trustees.

The trustees play an active role, as a full board and at the committee level, in overseeing risk management for the funds. The trustees delegate the day-to-day risk management of the funds to various groups, including portfolio review, investment management, risk management, compliance, legal, fund accounting, and fund financial services. These groups provide the trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The trustees also oversee risk management for the funds through regular interactions with the funds’ internal and external auditors.

The full board participates in the funds’ risk oversight, in part, through the Vanguard funds’ compliance program which covers the following broad areas of compliance: investment and other operations; recordkeeping; valuation and pricing; communications and disclosure; reporting and accounting; oversight of service providers; fund governance; and code of ethics, insider trading controls, and protection of nonpublic information. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals and business personnel who participate on a daily basis in risk management on behalf of the funds. The funds’ chief compliance officer regularly provides reports to the board in writing and in person.

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The audit committee of the board, which is composed of all independent trustees, oversees management of financial risks and controls. The audit committee serves as the channel of communication between the independent auditors of the funds and the board with respect to financial statements and financial-reporting processes, systems of internal control, and the audit process. The head of internal audit reports directly to the audit committee and provides reports to the committee in writing and in person on a regular basis. Although the audit committee is responsible for overseeing the management of financial risks, the entire board is regularly informed of these risks through committee reports.

All of the trustees bring to each fund’s board a wealth of executive leadership experience derived from their service as executives (in many cases chief executive officers), board members, and leaders of diverse public operating companies, academic institutions, and other organizations. In determining whether an individual is qualified to serve as a trustee of the funds, the board considers a wide variety of information about the trustee, and multiple factors contribute to the board’s decision. Each trustee is determined to have the experience, skills, and attributes necessary to serve the funds and their shareholders because each trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the board. The board also considers the individual experience of each trustee and determines that the trustee’s professional experience, education, and background contribute to the diversity of perspectives on the board. The business acumen, experience, and objective thinking of the trustees are considered invaluable assets for Vanguard management and, ultimately, the Vanguard funds’ shareholders. The specific roles and experience of each board member that factor into this determination are presented below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Number of
		Vanguard	Principal Occupation(s)	Vanguard Funds
	Position(s)	Funds’ Trustee/	and Outside Directorships	Overseen by
Name, Year of Birth	Held with Funds	Officer Since	During the Past Five Years	Trustee/Officer
Interested Trustee[1]
F. William McNabb III	Chairman of the	July 2009	Mr. McNabb has served as Chairman of the Board of	179
(1957)	Board, Chief		Vanguard and of each of the investment companies
	Executive Officer,		served by Vanguard, since January 2010; Trustee of
	and President		each of the investment companies served by
Vanguard, since 2009; Director of Vanguard since
2008; and Chief Executive Officer and President of
Vanguard and of each of the investment companies
served by Vanguard, since 2008. Mr. McNabb also
serves as Director of Vanguard Marketing Corporation.
Mr. McNabb served as a Managing Director of
Vanguard from 1995 to 2008. Mr. McNabb’s 24 years
with Vanguard and his position as chief executive
officer of Vanguard and the Vanguard funds give him
intimate experience with the day-to-day management
and operations of the Vanguard funds.

1 Mr. McNabb is considered an “interested person,” as defined in the 1940 Act, because he is an officer of the Trust.

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				Number of
		Vanguard	Principal Occupation(s)	Vanguard Funds
	Position(s)	Funds’ Trustee/	and Outside Directorships	Overseen by
Name, Year of Birth	Held with Funds	Officer Since	During the Past Five Years	Trustee/Officer
Independent Trustees
Emerson U. Fullwood	Trustee	January 2008	Mr. Fullwood is the former Executive Chief Staff and	179
(1948)			Marketing Officer for North America and Corporate
			Vice President (retired 2008) of Xerox Corporation
			(document management products and services).
			Previous positions held at Xerox by Mr. Fullwood
			include President of the Worldwide Channels Group,
			President of Latin America, Executive Chief Staff Officer
			of Developing Markets, and President of Worldwide
			Customer Services. Mr. Fullwood is the Executive in
			Residence and 2010 Distinguished Minett Professor at
			the Rochester Institute of Technology. Mr. Fullwood
			serves as a director of SPX Corporation (multi-industry
			manufacturing), Amerigroup Corporation (managed
			health care), the University of Rochester Medical
			Center, Monroe Community College Foundation, the
			United Way of Rochester, and North Carolina A&T
			University. Mr. Fullwood brings to the board particular
			experience with marketing, organizational development,
			and operations management.

Rajiv L. Gupta	Trustee	December 2001	Mr. Gupta is the former Chairman and Chief Executive	179
(1945)			Officer (retired 2009) and President (2006–2008) of
			Rohm and Haas Co. (chemicals). Mr. Gupta serves as a
			director of Tyco International, Ltd. (diversified
			manufacturing and services), and Hewlett-Packard
			Company (electronic computer manufacturing); as
			Senior Advisor at New Mountain Capital; as a trustee of
			The Conference Board; and on the Board of Managers
			of Delphi Automotive LLP (automotive components).
			Mr. Gupta brings to the board particular experience
			with finance, capital markets, and global operations.

Amy Gutmann	Trustee	June 2006	Dr. Gutmann serves as the President of the University	179
(1949)			of Pennsylvania. She is the Christopher H. Browne
			Distinguished Professor of Political Science in the
			School of Arts and Sciences with secondary
			appointments at the Annenberg School for
			Communication and the Graduate School of Education
			at the University of Pennsylvania. Dr. Gutmann also
			serves as a director of Carnegie Corporation of New
			York, Schuylkill River Development Corporation, and
			Greater Philadelphia Chamber of Commerce; and as a
			trustee of the National Constitution Center.
			Dr. Gutmann is Chair of the Presidential Commission
			for the Study of Bioethical Issues. Dr. Gutmann brings
			to the board particular experience with community and
			organizational development, education, ethics, and
			public policy.

B-29

				Number of
		Vanguard	Principal Occupation(s)	Vanguard Funds
	Position(s)	Funds’ Trustee/	and Outside Directorships	Overseen by
Name, Year of Birth	Held with Funds	Officer Since	During the Past Five Years	Trustee/Officer
JoAnn Heffernan Heisen	Trustee	July 1998	Ms. Heisen is the former Corporate Vice President	179
(1950)			and Chief Global Diversity Officer (retired 2008)
			and a former Member of the Executive Committee
			(1997–2008) of Johnson & Johnson (pharmaceuticals/
			consumer products). Ms. Heisen served as Vice
			President and Chief Information Officer of Johnson &
			Johnson from 1997 to 2005. Ms. Heisen serves as a
			director of Skytop Lodge Corporation (hotels), the
			University Medical Center at Princeton, the Robert
			Wood Johnson Foundation, and the Center for Work
			Life Policy; and as a member of the advisory board of
			the Maxwell School of Citizenship and Public Affairs at
			Syracuse University. Ms. Heisen brings to the board
			particular experience with human resources, and
			financial and information technology matters.

F. Joseph Loughrey	Trustee	October 2009	Mr. Loughrey is the former President and Chief	179
(1949)			Operating Officer (retired 2009) and Vice Chairman of
			the Board (2008–2009) of Cummins Inc. (industrial
			machinery). Mr. Loughrey serves as a director of
			SKF AB (industrial machinery), Hillenbrand, Inc.
			(specialized consumer services), the Lumina
			Foundation for Education, and Oxfam America; and as
			Chairman of the Advisory Council for the College of
			Arts and Letters and Member of the Advisory Board to
			the Kellogg Institute for International Studies at the
			University of Notre Dame. Mr. Loughrey served as a
			director of Sauer-Danfoss Inc. (machinery) from 2000
			to 2010, and of Tower Automotive Inc. (manufacturer
			of automobile components) from 1994 to 2007.
			Mr. Loughrey brings to the board particular experience
			with global operations, technology, and risk and human
			resources management.

André F. Perold	Trustee	December 2004	Mr. Perold is the George Gund Professor of Finance	179
(1952)			and Banking at the Harvard Business School, and Chair
			of the Investment Committee of HighVista Strategies
			LLC (private investment firm). From 2003 to 2009, Mr.
			Perold served as chairman of the board of UNX, Inc.
			(equities trading firm). Mr. Perold brings to the board
			particular experience with investment management
			and finance.

Alfred M. Rankin, Jr.	Lead	January 1993	Mr. Rankin serves as Chairman, President, and Chief	179
(1941)	Independent		Executive Officer of NACCO Industries, Inc. (forklift
	Trustee		trucks/housewares/lignite). Mr. Rankin also serves as a
			director of Goodrich Corporation (industrial products/
			aircraft systems and services) and the National
			Association of Manufacturers; Chairman of the Federal
			Reserve Bank of Cleveland; Vice Chairman of
			University Hospitals of Cleveland; and President of the
			Board of The Cleveland Museum of Art. Mr. Rankin
			brings to the board particular experience with finance,
			capital markets, and risk and operations management.

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				Number of
		Vanguard	Principal Occupation(s)	Vanguard Funds
	Position(s)	Funds’ Trustee/	and Outside Directorships	Overseen by
Name, Year of Birth	Held with Funds	Officer Since	During the Past Five Years	Trustee/Officer
Peter F. Volanakis(1955)	Trustee	July 2009	Mr. Volanakis is the retired President and Chief	179
			Operating Officer (retired 2010) of Corning
			Incorporated (communications equipment).
			Mr. Volanakis served as a director of Corning
			Incorporated (2000–2010) and of Dow Corning (2001–
			2010). Mr. Volanakis serves as Overseer of the Amos
			Tuck School of Business Administration at Dartmouth
			College. Mr. Volanakis brings to the board particular
			experience with international operations, marketing,
			and corporate development.

Executive Officers
Glenn Booraem	Controller	July 2010	Mr. Booraem, a Principal of Vanguard, has served as	179
(1967)			Controller of each of the investment companies served
			by Vanguard, since 2010. Mr. Booraem served as
			Assistant Controller of each of the investment
			companies served by Vanguard, from 2001 to 2010.

Thomas J. Higgins	Chief Financial	September 2008	Mr. Higgins, a Principal of Vanguard, has served as	179
(1957)	Officer		Chief Financial Officer of each of the investment
			companies served by Vanguard, since 2008. Mr.
			Higgins served as Treasurer of each of the investment
			companies served by Vanguard, from 1998 to 2008.

Kathryn J. Hyatt	Treasurer	November 2008	Ms. Hyatt, a Principal of Vanguard, has served as	179
(1955)			Treasurer of each of the investment companies served
			by Vanguard, since 2008. Ms. Hyatt served as
			Assistant Treasurer of each of the investment
			companies served by Vanguard from 1988 to 2008.

Heidi Stam	Secretary	July 2005	Ms. Stam has served as a Managing Director of	179
(1956)			Vanguard since 2006; General Counsel of Vanguard
			since 2005; Secretary of Vanguard and of each of the
			investment companies served by Vanguard, since
			2005; and Director and Senior Vice President of
			Vanguard Marketing Corporation since 2005. Ms. Stam
			served as a Principal of Vanguard from 1997 to 2006.

All but one of the trustees are independent. The independent trustees designate a lead independent trustee. The lead independent trustee is a spokesperson and principal point of contact for the independent trustees and is responsible for coordinating the activities of the independent trustees, including calling regular executive sessions of the independent trustees; developing the agenda of each meeting together with the chairman; and chairing the meetings of the independent trustees, including the meetings of the audit, compensation, and nominating committees.

The independent trustees appoint the chairman of the board. The roles of chairman of the board and chief executive officer currently are held by the same person. The independent trustees generally believe that the Vanguard funds’ chief executive officer is best qualified to serve as chairman and that fund shareholders benefit from this leadership structure through accountability and strong day-to-day leadership.

Board Committees: The Trust's board has the following committees:

  Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund and Vanguard. All independent trustees serve as members of the committee. The committee held three meetings during the Funds‘ last fiscal year.

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  Compensation Committee: This committee oversees the compensation programs established by each fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held three meetings during the Funds‘ last fiscal year.
  Nominating Committee: This committee nominates candidates for election to Vanguard’s board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held two meetings during the Funds‘ last fiscal year.

The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Rankin, Chairman of the Committee.

Trustee Compensation

The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees’ compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.

Independent Trustees. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

  The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.
  The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.
  Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee’s separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees’ former retirement plan. Each eligible trustee’s separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

“Interested” Trustee. Mr. McNabb serves as trustee, but is not paid in this capacity. He is, however, paid in his role as an officer of Vanguard.

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Compensation Table. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

VANGUARD MALVERN FUNDS
TRUSTEES’ COMPENSATION TABLE

		Pension or Retirement	Accrued Annual	Total Compensation
	Aggregate	Benefits Accrued	Retirement	from All Vanguard
	Compensation	as Part of the	Benefit at	Funds Paid
Trustee	from the Funds[1]	Funds’ Expenses[1]	January 1, 2010[2]	to Trustees[3]
F. William McNabb III	—	—	—	—
Emerson U. Fullwood	$2,474	—	—	$205,000
Rajiv L. Gupta	2,474	—	—	205,000
Amy Gutmann	2,474	—	—	199,200
JoAnn Heffernan Heisen	2,474	$74	$3,395	205,000
F. Joseph Loughrey[4]	2,238	—	—	205,000
André F. Perold	2,474	—	—	199,200
Alfred M. Rankin, Jr.	2,836	89	6,653	235,000
Peter F. Volanakis	2,474	—	—	205,000
1 The amounts shown in this column are based on the Trust‘s fiscal year ended September 30, 2010. Each Fund within the Trust is responsible for a proportionate share of these amounts.
2 Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee’s retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after
January 1, 2001, are not eligible to participate in the retirement benefit plan.
3 The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 179 Vanguard funds for the 2010 calendar year.
4 Mr. Loughrey became a member of the Funds’ board effective October 2009.

Ownership of Fund Shares

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee’s ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2010.

		Dollar Range	Aggregate Dollar Range of
		of Fund Shares	Vanguard Fund Shares
Fund	Trustee	Owned by Trustee	Owned by Trustee
Vanguard Asset Allocation Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

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		Dollar Range	Aggregate Dollar Range of
		of Fund Shares	Vanguard Fund Shares
Fund	Trustee	Owned by Trustee	Owned by Trustee
Vanguard Capital Value Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	$10,001–$50,000	Over $100,000

Vanguard U.S. Value Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

As of April 30, 2011, the trustees and executive officers of the funds owned, in the aggregate, less than 1% of each class of each fund’s outstanding shares.

As of April 30, 2011, the following owned of record 5% or more of each class’s outstanding shares:

Vanguard Asset Allocation Fund—Investor Shares: Vanguard LifeStrategy Moderate Growth Fund, Valley Forge, PA (23.17%); Vanguard LifeStrategy Growth Fund, Valley Forge, PA (21.95%); Vanguard LifeStrategy Conservative Growth Fund, Valley Forge, PA (17.93%); Vanguard LifeStrategy Income Fund, Valley Forge, PA (6.31%); Vanguard Capital Value Fund—Investor Shares: Brown Brothers Harriman & Co., Jersey City, NJ (6.23%); National Financial Services Corp., New York, NY (6.00%).

Portfolio Holdings Disclosure Policies and Procedures

Introduction

Vanguard and the Boards of Trustees of the Vanguard funds (Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund’s investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.

The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies.

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Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice at their sole discretion. For purposes of the Policies and Procedures, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.

Online Disclosure of Ten Largest Stock Holdings

Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose the fund’s ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represents of the fund’s total assets as of the end of the most recent calendar quarter (quarter-end ten largest stock holdings) online at vanguard.com in the “Portfolio” section of the fund’s Portfolio & Management page, 15 calendar days after the end of the calendar quarter. In addition, those funds generally will seek to disclose the fund’s ten largest stock portfolio holdings as of the end of the most recent month (month-end ten largest stock holdings) online at vanguard.com in the “Portfolio” section of the fund’s Portfolio & Management page, 10 business days after the end of the month. Together, the quarter-end and month-end ten largest stock holdings are referred to as the ten largest stock holdings. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.

Online Disclosure of Complete Portfolio Holdings

Each of the Vanguard funds, excluding Vanguard money market funds and Vanguard Market Neutral Fund, generally will seek to disclose the fund’s complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 30 calendar days after the end of the calendar quarter. Vanguard Market Neutral Fund generally will seek to disclose the Fund’s complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, in the “Portfolio” section of the Fund’s Portfolio & Management page, 60 calendar days after the end of the calendar quarter. In accordance with Rule 2a-7 under the 1940 Act, each of the Vanguard money market funds will disclose the fund’s complete portfolio holdings as of the last business day of the prior month online at vanguard.com in the “Portfolio” section of the fund’s Portfolio & Management page, no later than the fifth (5th) business day of the current month. The complete portfolio holdings information for money market funds will remain available online for at least six (6) months after the initial posting. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard’s Portfolio Review Department will review complete portfolio holdings before online disclosure is made as previously described and, except with respect to the complete portfolio holdings of the Vanguard money market funds, may withhold any portion of the fund’s complete portfolio holdings from online disclosure, as previously described, when deemed to be in the best interests of the fund after consultation with a Vanguard fund’s investment advisor.

Disclosure of Complete Portfolio Holdings to Service Providers Subject to Confidentiality and Trading Restrictions

Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations; financial printers; proxy voting service providers; pricing information vendors; third parties that deliver analytical, statistical, or consulting services; and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.

The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review or Legal Department. Any disclosure of Vanguard

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fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives.

Currently, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation, Advisor Software, Inc., Alcom Printing Group Inc., Apple Press, L.C., Bloomberg L.P., Brilliant Graphics, Inc., Broadridge Financial Solutions, Inc., Brown Brothers Harriman & Co., FactSet Research Systems Inc., Innovation Printing & Communications, Intelligencer Printing Company, Investment Technology Group, Inc., Lipper, Inc., Markit WSO Corporation, McMunn Associates Inc., Oce’ Business Services, Inc., Reuters America Inc., R.R. Donnelley, Inc., State Street Bank and Trust Company, Triune Color Corporation, and Tursack Printing Inc.

Disclosure of Complete Portfolio Holdings to Vanguard Affiliates and Certain Fiduciaries Subject to Confidentiality and Trading Restrictions

Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons’ continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund’s current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Currently, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm identified in each fund’s Statement of Additional Information.

Disclosure of Portfolio Holdings to Broker-Dealers in the Normal Course of Managing a Fund’s Assets

An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning the fund’s portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.

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Disclosure of Nonmaterial Information

The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the end of the most recent calendar quarter (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.

An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. Approved Vanguard Representatives may at their sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or for no reason. “Approved Vanguard Representatives” include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard’s Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.

Currently, Vanguard nonmaterial portfolio holdings information is disclosed to KPMG, LLP, and R.V. Kuhns & Associates.

Disclosure of Portfolio Holdings Related Information to the Issuer of a Security for Legitimate Business Purposes

Vanguard, at its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Fund Financial Services, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review or Legal Department.

Disclosure of Portfolio Holdings as Required by Applicable Law

Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.

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Prohibitions on Disclosure of Portfolio Holdings

No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard’s management, at its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.

Prohibitions on Receipt of Compensation or Other Consideration

The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person from paying or receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. “Consideration” includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

INVESTMENT ADVISORY SERVICES

The Trust currently uses three investment advisors:

  Mellon Capital Management Corporation provides investment advisory services for the Asset Allocation Fund.
  Wellington Management Company, LLP, provides investment advisory services for the Capital Value Fund.
  The Vanguard Group, Inc., provides investment advisory services for the U.S. Value Fund.

The Trust previously employed one other investment advisor:

  AXA Rosenberg Investment Management LLC managed a portion of the U.S. Value Fund’s assets from June 2007 to August 2010.

For funds that are advised by independent third-party advisory firms unaffiliated with Vanguard, Vanguard hires investment advisory firms, not individual portfolio managers, to provide investment advisory services to such funds. Vanguard negotiates each advisory agreement, which contains advisory fee arrangements, on an arms-length basis with the advisory firm. Each advisory agreement is reviewed annually by each fund’s board of trustees, taking into account numerous factors, which include, without limitation: the nature, extent, and quality of the services provided; investment performance; and the fair market value of services provided. Each advisory agreement is between the Trust and the advisory firm, not between the Trust and the portfolio manager. The structure of the advisory fee paid to each unaffiliated investment advisory firm is described in the following sections. In addition, each firm has established policies and procedures designed to address the potential for conflicts of interest. Each firm’s compensation structure and management of potential conflicts of interest is summarized by the advisory firm in the following sections for the period ended September 30, 2010.

I. Asset Allocation Fund

Mellon Capital Management Corporation (Mellon Capital) is a Delaware corporation and an investment management firm that manages well diversified stock and bond portfolios for institutional clients. Mellon Capital’s asset allocation strategy was developed by Mellon Capital’s co-founder, William Fouse, in 1972. Mellon Capital is a wholly owned subsidiary of MBC Investment Corporation, which itself is a wholly owned subsidiary of The Bank of New York Mellon.

Vanguard Asset Allocation Fund is a party to an investment advisory agreement with Mellon Capital whereby Mellon Capital manages the investment and reinvestment of the Fund’s assets. In this capacity, Mellon Capital continuously reviews, supervises, and administers the Fund’s investment program. Mellon Capital discharges its responsibilities subject to the supervision and oversight of Vanguard’s Portfolio Review Group and the officers and trustees of the Fund. Vanguard’s Portfolio Review Group is responsible for recommending changes in a fund’s advisory arrangements to the fund’s board of trustees, including changes in the amount of assets allocated to each advisor, and whether to hire, terminate, or replace an advisor.

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The Fund pays the advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Fund relative to that of the Asset Allocation Composite Index over the preceding 36-month period. The Index is a composite benchmark, weighted 65% in the S&P 500 Index and 35% in the Barclays Capital U.S. Long Treasury Bond Index.

For the fiscal years ended September 30, 2008, 2009, and 2010, the Fund incurred investment advisory fees of approximately $13,543,000 (with no adjustment required based on performance), $8,990,000 (with a performance-based decrease of $5,927,000), and $9,985,000 (with a performance-based decrease of $5,308,000), respectively.

1. Other Accounts Managed

Thomas F. Loeb and Charles J. Jacklin co-manage the Asset Allocation Fund; as of September 30, 2010, the Fund held assets of $9.5 billion. As of September 30, 2010, Mr. Loeb and Mr. Jacklin also co-managed 11 other registered investment companies with total assets of $992 million (advisory fees not based on account performance); 30 other pooled investment vehicles with total assets of $6.7 billion (advisory fees based on account performance for nine of these accounts with total assets of $958 million for which the advisory fee was based on performance); and 123 other accounts with total assets of $8.0 billion (advisory fees based on account performance for 15 of these accounts with total assets of $4.0 billion for which the advisory fee was based on performance).

2. Material Conflicts of Interest

At Mellon Capital, individual portfolio managers may manage multiple accounts for multiple clients. Mellon Capital manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by select corporate officers. Mellon Capital has developed control procedures to help ensure that no one client, regardless of type, is intentionally favored at the expense of another.

Mellon Capital maintains separate and distinct portfolio management areas that are focused solely on select strategies (i.e., Equity-Indexing, Equity-Active, Asset Allocation, Fixed Income-Passive, Fixed Income-Active, and Strategic Investments). Investment decisions are not made for accounts but rather for portfolio groups (model-based), which include all accounts in a certain strategy.

Additional steps have been developed to ensure “information barriers” regarding restricting dual roles of personnel and physical separation of personnel/groups, restricting system access, and restriction over certain types of communications. Trading desk procedures separate trading responsibility between Active and Index equity portfolio trades ensuring no cross-over communication.

3. Description of Compensation

The primary objectives of the Mellon Capital compensation plans are to:

  Motivate and reward superior investment/business performance;
  Attract and retain high-performing individuals critical to the ongoing success of Mellon Capital;
  Create an ownership mentality for all plan participants and
  Motivate and reward continued growth and profitability.

The investment professionals’ cash compensation is comprised primarily of a market-based base salary and (variable) incentives (cash and deferred). An investment professional’s base salary is determined by the employee’s experience and performance in the role, taking into account ongoing compensation benchmark analyses. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital’s financial performance. Annual incentive opportunities are pre-established for each individual or expressed as a percentage of base salary (“target awards”). These targets are derived based on a review of competitive market data for each position annually. Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s), including both short- and long-term returns as compared to the

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portfolio’s assigned benchmark. Other factors considered in determining the award are the asset size and revenue growth/ retention of the products managed. Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.

These positions that participate in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position’s scope and overall responsibility. This plan provides for an annual award, payable in cash after a three-year cliff vesting period, as well as a grant of BNY Mellon Restricted Stock for senior–level roles.

Mellon Capital’s portfolio managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds. The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts. Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation Deferred Compensation Plan for Employees.

4. Ownership of Securities

As of September 30, 2010, Mr. Loeb and Mr. Jacklin owned no shares of the Asset Allocation Fund.

II. U.S. Value Fund

Vanguard, through its Quantitative Equity Group, provides investment advisory services on an at-cost basis to the Fund. The compensation and other expenses of the advisory staff are allocated among the funds utilizing these advisory services.

During the fiscal years ended September 30, 2008, 2009, and 2010, the Fund incurred aggregate fees and expenses for investment advisory services of approximately $1,855,000 (before a performance-based decrease of $169,000), $950,000 (before a performance-based increase of $453,000), and $841,000 (before a performance-based increase of $194,000) respectively.

Of the aggregate fees and expenses previously described, the investment advisory expenses paid to Vanguard for the fiscal year ended September 30, 2010, were $155,000 (representing an effective annual rate of 0.03%). The investment advisory fee paid to the remaining advisor for the fiscal year ended September 30, 2010, was $888,000 (representing an effective annual rate of 0.18%).

The performance-based adjustments for the previous three fiscal years applied only to the former advisor.

1. Other Accounts Managed

James P. Stetler manages the U.S. Value Fund; as of September 30, 2010, the Fund held assets of $486 million. As of September 30, 2010, Mr. Stetler also managed all or a portion of seven other registered investment companies with total assets of $13.8 billion (none of which had advisory fees based on account performance).

2. Material Conflicts of Interest

At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

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3. Description of Compensation

The named Vanguard portfolio manager is a Vanguard employee. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of September 30, 2010, a Vanguard portfolio manager’s compensation generally consists of base salary, bonus, and payments under Vanguard’s long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980s to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.

In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the Vanguard Human Resources Department. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position’s compensation occurs.

A portfolio manager’s bonus is determined by a number of factors. One factor is gross, pre-tax performance of a fund relative to expectations for how the fund should have performed, given its objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the fund’s portfolio. For the Fund, the performance factor depends on how successfully the portfolio manager outperforms these expectations and maintains the risk parameters of the Fund over a three-year period. Additional factors include the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard’s long-term incentive compensation plan based on their years of service, job level, and, if applicable, management responsibilities. Each year, Vanguard’s independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard’s operating efficiencies in providing services to the Vanguard funds.

4. Ownership of Securities

Vanguard employees, including portfolio managers, allocate their investments among the various Vanguard funds based on their own individual investment needs and goals. Vanguard employees, as a group, invest a sizeable portion of their personal assets in Vanguard funds. As of September 30, 2010, Vanguard employees collectively invested more than $2.5 billion in Vanguard funds. F. William McNabb III, Chairman of the Board, Chief Executive Officer, and President of Vanguard and the Vanguard funds, and George U. Sauter, Managing Director and Chief Investment Officer of Vanguard, invest substantially all of their personal financial assets in Vanguard funds.

As of September 30, 2010, Mr. Stetler owned no shares of the U.S. Value Fund.

III. Capital Value Fund

Wellington Management Company, LLP (Wellington Management), is a Massachusetts private limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. The firm is owned by 110 partners, all fully active in the firm. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

Vanguard Capital Value Fund is a party to aninvestment advisory agreement with Wellington Management whereby Wellington Management manages the investment and reinvestment of the assets of the Fund. In this capacity, Wellington Management continuously reviews, supervises, and administers the Fund’s investment program. Wellington Management discharges its responsibilities subject to the supervision and oversight of Vanguard’s Portfolio Review Group and the officers and trustees of the Fund. Vanguard’s Portfolio Review Group is responsible for recommending

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changes in a fund’s advisory arrangements to the fund’s board of trustees, including changes in the amount of assets allocated to each advisor, and whether to hire, terminate, or replace an advisor.

The Fund pays the advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quaterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quaterly, is based on the cumulative total return of the Fund relative to that of the Dow Jones U.S. Total Stock Market Index over the preceding 36-month period.

For the fiscal years ended September 30, 2008, 2009, and 2010, the Fund incurred investment advisory fees of approximately $1,139,000 (before a performance-based increase of $81,000), $862,000 (before a performance-based decrease of $222,000), and $1,745,000 (before a performance-based decrease of $171,000), respectively.

1. Other Accounts Managed

Peter I. Higgins co-manages Vanguard Capital Value Fund; as of September 30, 2010, the Fund held assets of $693 million. As of September 30, 2010, Mr. Higgins also managed seven other registered investment companies with total assets of $6.3 billion and two other pooled investment vehicles with total assets of $12.7 million (none of which had advisory fees based on account performance).

David W. Palmer co-manages Vanguard Capital Value Fund; as of September 30, 2010, the Fund held assets of $693 million. As of September 30, 2010, Mr. Palmer also managed four other registered investment companies with total assets of $1.4 billion (none of which had advisory fees based on account performance).

2. Material Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Portfolio Managers”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with

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managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

3. Description of Compensation

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Advisory Agreement between Wellington Management and the Trust on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Portfolio Managers includes a base salary and incentive components. The base salary for the Portfolio Managers, who are partners of Wellington Management, is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the Fund is linked to the net pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared with the Dow Jones US Total Stock Market Index over one- and three-year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Higgins and Palmer are partners of the firm.

4. Ownership of Securities

As of September 30, 2010, Mr. Higgins owned shares of the Capital Value Fund within the $10,001–$50,000 range. Mr. Palmer owned shares of the Capital Value Fund within the $50,001–$100,000 range.

Duration and Termination of Investment Advisory Agreements

The current investment advisory agreements with Mellon Capital and Wellington Management are renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund’s board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the contract or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund’s outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time either (1) by vote of the board of trustees of the Fund upon sixty (60) days’ written notice to the advisor (thirty (30) days’ for Wellington Management), (2) by a vote of a majority of the Fund’s outstanding voting securities upon 60 days’ written notice to the advisor (30 days’ for Wellington Management), or (3) by the advisor upon ninety (90) days’ written notice to the Fund.

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Vanguard provides at-cost investment advisory services to the U.S. Value Fund pursuant to the terms of the Fifth Amended and Restated Funds’ Service Agreement. This agreement will continue in full force and effect until terminated or amended by mutual agreement of the Vanguard funds and Vanguard.

PORTFOLIO TRANSACTIONS

The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide “best execution.” Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer’s services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer’s execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Funds. The advisor may cause a Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. The advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities, discussions with research analysts, meetings with corporate executives to obtain oral reports on company performance, market data, and other products and services that will assist the advisor in its investment decision-making process. The research services provided by brokers through which a Fund effects securities transactions may be used by the advisor in servicing all of its accounts, and some of the services may not be used by the advisor in connection with the Fund.

The Asset Allocation Fund’s bond investments are generally purchased and sold through principal transactions, meaning that the Fund normally purchases bonds directly from the issuer or a primary market-maker acting as principal for the bonds, on a net basis. Explicit brokerage commissions are not paid on these transactions, although purchases of new issues from underwriters of bonds typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and the asked prices).

As previously explained, the types of bonds that the Asset Allocation Fund purchases do not normally involve the payment of explicit brokerage commissions. If any such brokerage commissions are paid, however, the advisor will evaluate their reasonableness by considering: (1) historical commission rates; (2) rates that other institutional investors are paying, based upon publicly available information; (3) rates quoted by brokers and dealers; (4) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (5) the complexity of a particular transaction in terms of both execution and settlement; (6) the level and type of business done with a particular firm over a period of time; and (7) the extent to which the broker or dealer has capital at risk in the transaction.

During the fiscal years ended September 30, 2008, 2009, and 2010, the Funds paid the following amounts in brokerage commissions:

Fund	2008	2009	2010
Vanguard Asset Allocation Fund[1]	$ 932,000	$ 898,000	$ 564,000
Vanguard Capital Value Fund	1,605,000	2,621,000	1,946,000
Vanguard U.S. Value Fund[2]	1,024,000	546,000	394,000
1 As a result of broker fees being reduced for Mellon Capital Management Corporation, there was an overall decrease in total brokerage commissions paid by the Vanguard Asset Allocation Fund for the fiscal year ended September 30, 2010.
2 As a result of Vanguard U.S. Value Fund’s adoption of a multi-manager structure, there was an increase in the number of transactions and the number of shares traded, resulting in an increase in brokerage commissions for the fiscal year ended September 30, 2008. The brokerage commissions for the Fund have gradually normalized since that time.

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Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisors. If such securities are compatible with the investment policies of a Fund and one or more of an advisor’s other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by the advisor and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds‘ board of trustees.

As of September 30, 2010, each Fund held securities of its “regular brokers or dealers,” as that term is defined in Rule 10b-1 of the 1940 Act, as follows:

Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Vanguard Asset Allocation Fund	Citigroup Global Markets Inc.	$55,924,000
	Goldman, Sachs & Co.	45,148,000
	JPMorgan Securities Inc.	91,833,000
	Morgan Stanley	20,905,000
	Toyota Financial Services	—

Vanguard Capital Value Fund	Barclays Capital Inc.	5,089,000
	Citigroup Global Markets	—
	Deutsche Bank Securities Inc.	—
	Goldman, Sachs & Co.	—

Vanguard U.S. Value Fund	Citigroup Global Markets Inc.	4,166,000
	Goldman, Sachs & Co.	7,477,000
	JPMorgan Securities Inc.	13,996,000
	Jackson Securities	—
	Morgan Stanley	652,000

PROXY VOTING GUIDELINES

The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated oversight of proxy voting to the Proxy Oversight Committee (the Committee), made up of senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund, and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board. Vanguard is subject to these procedures and guidelines to the extent that they call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes the guidelines have been approved by the Board of Directors of Vanguard.

The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund’s investments—and those of fund shareholders—over the long term. Although the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented.

For ease of reference, the procedures and guidelines often refer to all funds. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio, and other factors.

The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should

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consider in each voting decision. A fund may refrain from voting some or all of its shares if doing so would be in the fund’s and its shareholders’ best interests. These circumstances may arise, for example, if the expected cost of voting exceeds the expected benefits of voting, if exercising the vote would result in the imposition of trading or other restrictions, or if a fund (or all Vanguard-advised funds in the aggregate) were to own more than a maximum percentage of a company’s stock (as determined by the company’s governing documents).

In evaluating proxy proposals, we consider information from many sources, including but not limited to the investment advisor for the fund, the management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company’s board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund’s Board.

Although serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund’s vote in a manner that, in the Committee’s view, will maximize the value of the fund’s investment, subject to the individual circumstances of the fund.

I. The Board of Directors

A. Election of directors

Good governance starts with a majority-independent board, whose key committees are made up entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.

Although the funds will generally support the board’s nominees, the following factors will be taken into account in determining each fund’s vote:

Factors For Approval	Factors Against Approval
Nominated slate results in board made up of a majority of	Nominated slate results in board made up of a majority of
independent directors.	non-independent directors.
All members of Audit, Nominating, and Compensation	Audit, Nominating, and/or Compensation committees include
committees are independent of management.	non-independent members.
Incumbent board member failed to attend at least 75% of meetings in the previous year.
Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).

B. Contested director elections

In the case of contested board elections, we will evaluate the nominees’ qualifications, the performance of the incumbent board, and the rationale behind the dissidents’ campaign, to determine the outcome that we believe will maximize shareholder value.

C. Classified boards

The funds will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures in which only part of the board is elected each year.

II. Approval of Independent Auditors

The relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. The funds will generally support management’s recommendation for the ratification of the auditor, except in instances in which audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will

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evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether independence has been compromised.

III. Compensation Issues

A. Stock-based compensation plans

Appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders with the interests of management, employees, and directors. The funds oppose plans that substantially dilute their ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company’s employees. However, we will evaluate compensation proposals in the context of several factors (a company’s industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company’s other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

The following factors will be among those considered in evaluating these proposals.

Factors For Approval	Factors Against Approval
Company requires senior executives to hold a minimum amount	Total potential dilution (including all stock-based plans) exceeds 15% of
of company stock (frequently expressed as a multiple of salary).	shares outstanding.
Company requires stock acquired through option exercise to be	Annual option grants have exceeded 2% of shares outstanding.
held for a certain period of time.
Compensation program includes performance-vesting awards,	Plan permits repricing or replacement of options without
indexed options, or other performance-linked grants.	shareholder approval.
Concentration of option grants to senior executives is limited	Plan provides for the issuance of reload options.
(indicating that the plan is very broad-based).
Stock-based compensation is clearly used as a substitute for	Plan contains automatic share replenishment (evergreen) feature.
cash in delivering market-competitive total pay.

B. Bonus plans

Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.

C. Employee stock purchase plans

The funds will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan amount to less than 5% of the outstanding shares.

D. Executive severance agreements (golden parachutes)

Although executives’ incentives for continued employment should be more significant than severance benefits, there are instances—particularly in the event of a change in control—in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive’s salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus—or where severance is guaranteed absent a change in control—should be submitted for shareholder approval.

IV. Corporate Structure and Shareholder Rights

The exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders’ ability to act by corporate charter by-law provisions, or by the adoption of certain takeover provisions. In general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

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The funds’ positions on a number of the most commonly presented issues in this area are as follows:

A. Shareholder rights plans (poison pills)

A company’s adoption of a so-called poison pill effectively limits a potential acquirer’s ability to buy a controlling interest without the approval of the target’s board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

In general, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:

Factors For Approval	Factors Against Approval
Plan is relatively short-term (3-5 years).	Plan is long term (>5 years).
Plan requires shareholder approval for renewal.	Renewal of plan is automatic or does not require shareholder approval.
Plan incorporates review by a committee of independent	Ownership trigger is less than 15%.
directors at least every three years (so-called TIDE provisions).
Plan includes permitted-bid/qualified-offer feature (chewable	Classified board.
pill) that mandates a shareholder vote in certain situations.
Ownership trigger is reasonable (15-20%).	Board with limited independence.
Highly independent, non-classified board.

B. Cumulative voting

The funds are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.

C. Supermajority vote requirements

The funds support shareholders’ ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, the funds will support proposals to remove supermajority requirements and oppose proposals to impose them.

D. Right to call meetings and act by written consent

The funds support shareholders’ right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. The funds will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.

E. Confidential voting

The integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, the funds support proposals to provide confidential voting.

F. Dual classes of stock

We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.

V. Corporate and Social Policy Issues

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. The Board generally believes that these are “ordinary business matters” that are primarily the responsibility of management and should be evaluated and approved solely by the corporation’s board of directors. Often, proposals may address concerns with which the Board philosophically agrees, but absent a compelling economic

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impact on shareholder value (e.g., proposals to require expensing of stock options), the funds will typically abstain from voting on these proposals. This reflects the belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of a fund’s investment and management is not responsive to the matter.

VI. Voting in Foreign Markets

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund’s votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund’s portfolio companies. We will evaluate issues presented to shareholders for each fund’s foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.

Many foreign markets require that securities be “blocked” or reregistered to vote at a company’s meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.

The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances in which the issues presented are unlikely to have a material impact on shareholder value.

VII. Voting Shares of a Company that has an Ownership Limitation

Certain companies have provisions in their governing documents that restrict stock ownership in excess of a specified limit. The ownership limit may be applied at the individual fund level or across all Vanguard-advised funds. Typically, these ownership restrictions are included in the governing documents of real estate investment trusts, but may be included in other companies’ governing documents.

A company’s governing documents normally allow the company to grant a waiver of these ownership limits, which would allow a fund (or all Vanguard-advised funds) to exceed the stated ownership limit. Sometimes a company will grant a waiver without restriction. From time to time, a company may grant a waiver only if a fund (or funds) agrees to not vote the company’s shares in excess of the normal specified limit. In such a circumstance, a fund may refrain from voting shares if owning the shares beyond the company’s specified limit is in the best interests of the fund and its shareholders.

VIII. Voting on a Fund’s Holdings of Other Vanguard Funds

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

IX. The Proxy Voting Group

The Board has delegated the day-to-day operations of the funds’ proxy voting process to the Proxy Voting Group, which the Committee oversees. Although most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, at the Board’s or the Committee’s discretion, such action is warranted.

The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

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X. The Proxy Oversight Committee

The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund.

The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse himself or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.

The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness, and Vanguard’s Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, at its sole discretion, to be in the best interests of each fund’s shareholders. In determining how to apply the guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.

The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard’s website at vanguard.com.

You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard’s internet site, at vanguard.com, or the SEC’s website at sec.gov.

FINANCIAL STATEMENTS

Each Fund’s Financial Statements for the fiscal year ended September 30, 2010, appearing in the Funds‘ 2010 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference into this Statement of Additional Information. For a more complete discussion of each Fund’s performance, please see the Funds‘ Annual and Semiannual Reports to Shareholders, which may be obtained without charge.

“FTSE®” and “FTSE4Good ™” are trademarks jointly owned by the London Stock Exchange plc and The Financial Times Limited and are used by FTSE International Limited under license. “GEIS” and “All-World” are trademarks of FTSE International Limited. The FTSE4Good US Select Index, FTSE Global Equity Index Series (GEIS), FTSE All-World ex US Index, FTSE All-World Index, FTSE High Dividend Yield Index, and FTSE Global Small Cap ex US Index are calculated by FTSE International Limited. FTSE International Limited does not sponsor, endorse, or promote the fund; is not in any way connected to it; and does not accept any liability in relation to its issue, operation, and trading. The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. Russell is a trademark of The Frank Russell Company. Standard & Poor’s®, S&P ®, S&P 500®, Standard & Poor’s 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the funds. Vanguard ETFs are not sponsored, endorsed, sold, or promoted by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of Vanguard ETFs or any member of the public regarding the advisability of investing in securities generally or in Vanguard ETFs particularly or the ability of the Barclays Capital Index to track general bond market performance. Barclays Capital hereby expressly disclaims all warranties of merchantability and fitness for a particular purpose with respect to the Barclays Capital Index and any data included therein. Barclays Capital’s only relationship to Vanguard and Vanguard ETFs is the licensing of the Barclays Capital Index which is determined, composed, and calculated by Barclays Capital without regard to Vanguard or the Vanguard ETFs. Barclays Capital is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of Vanguard ETFs to be issued. CFA® and Chartered Financial Analyst ® are trademarks owned by CFA Institute.

SAI078 052011

B-50

PART B

VANGUARD® VALLEY FORGE FUNDS

STATEMENT OF ADDITIONAL INFORMATION

April 26, 2011

This Statement of Additional Information is not a prospectus but should be read in conjunction with a Fund’s current prospectus (dated April 26, 2011). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Fund’s financial statements as hereby incorporated by reference, please contact The Vanguard Group, Inc. (Vanguard).

Phone: Investor Information Department at 800-662-7447 Online: vanguard.com

TABLE OF CONTENTS
Description of the Trust	B-1
Fundamental Policies	B-3
Investment Strategies and Nonfundamental Policies	B-4
Share Price	B-28
Purchase and Redemption of Shares	B-28
Management of the Funds	B-29
Investment Advisory Services	B-42
Portfolio Transactions	B-44
Proxy Voting Guidelines	B-45
Financial Statements	B-50
Description of Bond Ratings	B-50

DESCRIPTION OF THE TRUST

Vanguard Valley Forge Funds (the “Trust”) currently offers the following funds and share classes (identified by ticker symbol):

Share Classes[1]
Fund[2]	Investor	Admiral	Signal	Institutional
Vanguard Balanced Index Fund	VBINX	VBIAX	VBASX	VBAIX
Vanguard Managed Payout Growth Focus Fund	VPGFX	—	—	—
Vanguard Managed Payout Growth and Distribution Fund	VPGDX	—	—	—
Vanguard Managed Payout Distribution Focus Fund	VPDFX	—	—	—
1 Individually, a class; collectively, the classes.
2 Individually, a Fund; collectively, the Funds.

The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares. Throughout this document, any references to “class” apply only to the extent a Fund issues multiple classes.

Organization

The Trust, formerly known as Vanguard Balanced Index Fund until September 2007, was originally known as Vanguard Balanced Index Fund, Inc., and was organized as a Maryland corporation in 1992. It was reorganized as a Delaware statutory trust in January 1998. The Trust is registered with the United States Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The

Balanced Index Fund is classified as diversified within the meaning of the 1940 Act. Each Managed Payout Fund is classified as nondiversified within the meaning of the 1940 Act.

Service Providers

Custodian. JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, serves as the Balanced Index Fund’s custodian. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, serves as the Managed Payout Funds’ custodian. The custodians are responsible for maintaining the Funds‘ assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Funds‘ independent registered public accounting firm. The independent registered public accounting firm audits the Funds‘ annual financial statements and provides other related services.

Transfer and Dividend-Paying Agent. The Funds‘ transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.

Characteristics of the Fund‘s Shares

Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of a Fund’s shares, other than those described in the Fund’s current prospectus and elsewhere in this Statement of Additional Information. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. This means that a shareholder of a Fund generally will not be personally liable for payment of the Fund’s debts. Some state courts, however, may not apply Delaware law on this point. We believe that the possibility of such a situation arising is remote.

Dividend Rights. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights. Shareholders are entitled to vote on a matter if: (1) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (2) the trustees determine that it is necessary or desirable to obtain a shareholder vote; (3) a merger or consolidation, share conversion, share exchange, or sale of assets is proposed and a shareholder vote is required by the 1940 Act to approve the transaction; or (4) a shareholder vote is required under the 1940 Act. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund’s net assets, to change any fundamental policy of a Fund, and to enter into certain merger transactions. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.

Liquidation Rights. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund’s net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund’s net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

Preemptive Rights. There are no preemptive rights associated with the Funds‘ shares.

Conversion Rights. Shareholders of the Balanced Index Fund may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements as described in the Fund’s current prospectus. There are no conversion rights associated with the Managed Payout Funds.

Redemption Provisions. Each Fund’s redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

Sinking Fund Provisions. The Funds have no sinking fund provisions.

Calls or Assessment. Each Fund’s shares, when issued, are fully paid and non-assessable.

Tax Status of the Fund

Each Fund expects to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

Each Managed Payout Fund generally expects to distribute to shareholders substantially all of its net income (for example, interest and dividends) as well as substantially all of its net capital gains (for example, from the sale of its holdings or distributions from other funds it holds). In addition, each Managed Payout Fund’s distributions may be treated in part as a return of capital. Although each Managed Payout Fund generally expects to distribute substantially all of its net capital gains each year, it may, in certain circumstances, not do so. Any undistributed net capital gains would be subject to tax at the Managed Payout Fund level, and the Managed Payout Fund may treat its shareholders as receiving their share of such net capital gains, in which case those shareholders would be entitled to a refundable tax credit on their share of the taxes paid by the Managed Payout Fund. In addition, a Managed Payout Fund may have limited flexibility to distribute a return of capital during any year it has a capital loss carry forward; in such a year, a distribution that would otherwise be a tax-free return of capital could be treated in part or whole as a taxable ordinary dividend.

The Managed Payout Funds’ distributions are not designed to comply with any required minimum distribution rules applicable to tax-deferred retirement accounts. In any given year, each Managed Payout Fund’s distributions in cash may exceed or may be insufficient to meet the required amount for shareholders who are subject to such rules. Shareholders receiving cash distributions from the Managed Payout Funds within such accounts will need to include those distributions as appropriate in the computation of their annual required minimum distribution. Retirement account investors subject to the required minimum distribution rules should seek advice from their own tax advisors to ensure compliance with tax requirements.

Dividends received and distributed by each Fund on shares of stock of domestic corporations may be eligible for the dividends-received deduction applicable to corporate shareholders. Corporations must satisfy certain requirements in order to claim the deduction. Capital gains distributed by the Funds are not eligible for the dividends-received deduction.

FUNDAMENTAL POLICIES

Each Fund is subject to the following fundamental investment policies, which cannot be changed in any material way without the approval of the holders of a majority of the Fund’s shares. For these purposes, a “majority” of shares means shares representing the lesser of: (1) 67% or more of the Fund’s net assets voted, so long as shares representing more than 50% of the Fund’s net assets are present or represented by proxy; or (2) more than 50% of the Fund’s net assets.

Borrowing. Each Fund may borrow money only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Commodities. Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Diversification. Each Fund (except Vanguard Balanced Index Fund) will limit the aggregate value of its holdings (except U.S. government securities, cash, and cash items, as defined under subchapter M of the IRC, and securities of other regulated investment companies), each of which exceeds 5% of the Fund’s total assets or 10% of the issuer’s outstanding voting securities, to an aggregate of 50% of the Fund’s total assets as of the end of each quarter of the taxable year. Additionally, the Fund will limit the aggregate value of its holdings of a single issuer (other than U.S. government securities, as defined in the IRC, or the securities of other regulated investment companies) to a maximum of 25% of the Fund’s total assets as of the end of each quarter of the taxable year.

With respect to 75% of its total assets, Vanguard Balanced Index Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.

Industry Concentration. Each Fund (except Vanguard Balanced Index Fund) will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry.

Vanguard Balanced Index Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry, except as may be necessary to approximate the composition of its target index.

Loans. Each Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Real Estate. Each Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate, or (2) backed or secured by real estate or interests in real estate.

Senior Securities. Each Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Underwriting. Each Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the 1933 Act), in connection with the purchase and sale of portfolio securities.

Compliance with the fundamental policies previously described is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act (as is the case with borrowing), if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All fundamental policies must comply with applicable regulatory requirements. For more details, see “Investment Strategies and Nonfundamental Policies.”

None of these policies prevents Vanguard Balanced Index Fund from having an ownership interest in Vanguard. As a part owner of Vanguard, the Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard’s costs or other financial requirements. See “Management of the Funds” for more information.

INVESTMENT STRATEGIES AND NONFUNDAMENTAL POLICIES

Some of the investment strategies and policies described below and in each Fund’s prospectus set forth percentage limitations on a Fund’s investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these strategies and policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment strategies and policies.

The following investment strategies and policies supplement each Fund’s investment strategies and policies set forth in the prospectus. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment strategies and policies.

Asset-Backed Securities. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements, and other categories of receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. Prepayments of principal by borrowers or foreclosure or other enforcement action by creditors shorten the term of the underlying assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location and age of the underlying obligations, and other social and demographic conditions. A fund’s ability to maintain positions in asset-backed securities is affected by the reductions in the principal amount of the underlying assets because of prepayments. A fund’s ability to reinvest prepayments of principal (as well as interest and other distributions and sale proceeds) at a comparable yield is subject to generally prevailing interest rates at that time. The value of asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of the underlying securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such assets. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which the assets were previously invested. Therefore, asset-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

Borrowing. A fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The SEC takes the position that transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements; engaging in mortgage-dollar-roll transactions; selling securities short (other than short sales “against-the-box”); buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and standby-commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and other similar trading practices. (Additional discussion about a number of these transactions can be found on the following pages.) A borrowing transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.

Commodity Futures. Commodities are raw materials used to create the goods that consumers buy. They include a wide range of physical assets, such as agricultural products, livestock, precious metals, energy products, and industrial metals. Commodities can be purchased for immediate delivery (“on the spot”) or delivered at a specific time in the future under the terms of a commodity futures contract. An exchange-traded commodity futures contract is a derivative that provides for the purchase and sale of a specified type and quantity of a commodity during a stated delivery month for a fixed price. A futures contract on an index of commodities provides for the payment and receipt of cash based on the level of the index at settlement or liquidation of the contract. Futures contracts, by their terms, have stated expirations and, at a specified point in time prior to expiration, trading in a futures contract for the current delivery month will cease. As a result, an investor wishing to maintain exposure to a futures contract on a particular commodity with the nearest expiration must close out the position in the expiring contract and establish a new position in the contract for the next delivery month, a process referred to as “rolling”. The process of rolling a futures contract can be profitable or unprofitable depending in large part on whether the futures price for the next delivery month is less than or more than the price of the expiring contract. If the price for the new futures contract is less than the price of the expiring contract, then the market for the commodity is said to be in “backwardation”. In these markets, roll returns are positive, because the proceeds from the expiring futures contract will be greater than the price of the new contract, resulting in a net gain. Roll returns from a long, passive strategy (such as maintaining exposure to a specific commodity futures contract) will be positive when markets are persistently backwardated. The term “contango” is used to describe a market in which the price for a new futures contract is more than the price of the expiring contract. In these markets, roll returns are negative, because the proceeds from the expiring futures contract will be less than the price of the new contract, resulting in a net loss. Roll returns from a long, passive strategy will be negative when markets are persistently in contango. Finally, if the market is neither backwardated nor in contango, the roll return will be close to zero.

Commodity futures contracts are subject to the risks of derivatives and futures contracts. Commodity-linked structured notes are subject to the risks of commodity futures contracts and the risks of debt securities. Commodity futures trading is volatile and even a small movement in market prices could cause large losses. Consequently, an investor in commodity futures could lose all or substantially all of the investment in such contracts. The prices of commodity futures are subject to change based on various factors, including, but not limited to, the following: the lack of liquidity; global supply and demand for commodities; congestion; disorderly markets; limitations on deliverable supplies; the participation of hedgers and speculators; domestic and foreign interest rates and investors’ expectations concerning interest rates; domestic and foreign inflation rates and investors’ expectations concerning inflation rates; investment and trading activities of institutional investors; global or regional political, economic, or financial events and situations; government regulation and intervention; technical and operational or system failures; nuclear accidents; terrorism; riots; and natural disasters. In addition, U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices that may occur during a single business day. These limits are generally referred to as “daily price fluctuation limits,” and the maximum or minimum price of a contract on any given day as a result of these limits is referred to as a “limit price.” Once the limit price has been reached in a particular contract, no trades may be made at a different price. It is not certain how long any such price limits may remain in effect. Limit prices may have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices, consequently affecting the value of commodity futures. Although the performance of commodity futures may be largely independent of the general stock and bond markets, there is no assurance that commodity futures will be consistently independent or non-correlated. An investment in commodity futures could increase rather than reduce overall portfolio losses during periods when commodity futures as well as stocks and bonds decline in value. There is no way of predicting whether commodity futures will lose more or less than stocks and bonds in declining markets.

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.

Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.

Debt Securities. A debt security, sometimes called a fixed income security, is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws may result in the issuer’s debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or a related entity.

Debt Securities — Inflation-Indexed Securities. Inflation-indexed securities are debt securities the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (CPI). Inflation-indexed securities may be issued by the U.S. government, agencies and instrumentalities of the U.S. government, and by corporations. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Inflation—a general rise in prices of goods and services—erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has occurred in each of the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Investors in inflation-indexed securities funds who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund’s income distributions. Although inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by Internal Revenue Service (IRS) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments, even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareholders).

Debt Securities — Non-Investment-Grade Securities. Non-investment-grade securities, also referred to as “high-yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody’s Investors Service, Inc.) or are determined to be of comparable quality by the fund’s advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Non-investment-grade securities generally provide greater income and opportunity for capital appreciation than higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund’s advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers.

The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a sustained period of rising interest rates, for example, could cause a decline in junk-bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

Except as otherwise provided in a fund’s prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.

Debt Securities — Structured and Indexed Securities. Structured securities (also called “structured notes”) and indexed securities are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities. The value of the principal of and/or interest on structured and indexed securities is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Debt Securities — U.S. Government Securities. The term “U.S. Government Securities” refers to a variety of debt securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, and by various instrumentalities that have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.

U.S. Treasury securities are backed by the full faith and credit of the U.S. government. Other types of securities issued or guaranteed by Federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. The U.S. government, however, does not guarantee the market price of any U.S. government securities. In the case of securities not backed by the full faith and credit of the U.S. government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Some of the U.S. government agencies that issue or guarantee securities include the Government National Mortgage Association, the Export-Import Bank of the United States, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Deposit Insurance Corporation, Federal Home Loan Banks, and the Federal National Mortgage Association.

Debt Securities — Variable and Floating Rate Securities. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, because of (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Debt Securities — Zero-Coupon and Pay-in-Kind Securities. Zero-coupon and pay-in-kind securities are debt securities that do not make regular cash interest payments. Zero-coupon securities generally do not pay interest. Pay-in-kind securities pay interest through the issuance of additional securities. These securities are generally issued at a discount to their principal or maturity value. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. Although these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount and other non-cash income on such securities accrued during that year. Each fund that holds such securities intends to pass along such interest as a component of the fund’s distributions of net investment income.

Depositary Receipts. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the United States. Although the two types of depositary receipt facilities (sponsored and unsponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants.

A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

For purposes of a fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Derivatives. A derivative is a financial instrument that has a value that is based on—or “derived from”—the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. There is no assurance that any derivatives strategy used by a fund’s advisor will succeed. The counterparties to the funds’ derivatives will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such derivatives may qualify as securities or investments under such laws. The funds’ advisors, however, will monitor and adjust, as appropriate, the funds’ credit risk exposure to derivative counterparties.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The use of derivatives generally involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

Exchange-Traded Funds. A fund may purchase shares of exchange-traded funds (ETFs), including ETF Shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Most ETFs are investment companies. Therefore, a fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

Vanguard ETF®* Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard funds. A fund’s investments in Vanguard ETF Shares are also generally subject to the descriptions, limitations, and risks described under the heading “Other Investment Companies,” except as provided by an exemption granted by the SEC that permits registered investment companies to invest in a Vanguard fund that issues ETF Shares beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions.

* U.S. Pat. No. 6,879,964 B2; 7,337,138.

Foreign Securities. Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company’s principal operations are conducted from the United States or when the company’s equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.

Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund’s portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the custodian arrangement expenses for a fund that invests primarily in foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the nonrecovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.

The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed under the heading “Foreign Securities—Foreign Currency Transactions,” a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.

Foreign Securities — Emerging Market Risk. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign Securities — Foreign Currency Transactions. The value in U.S. dollars of a fund’s non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. Currency rates in foreign countries may fluctuate significantly over short periods of time and for a number of reasons, including: national debt levels and trade deficits; domestic and foreign inflation rates and investors’ expectations concerning inflation rates; changes in domestic and foreign interest rates and investors’ expectations concerning interest rates; investment and trading activities of mutual funds, hedge funds, and currency funds; the imposition of currency controls; or other global, regional economic and political developments. These events and actions are unpredictable. As a result, a fund’s exposure to foreign currency may reduce the returns of the fund.

To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. Generally, a fund will not speculate in foreign currency and will enter into foreign currency transactions only to attempt to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase. Pursuant to an absolute return strategy, however, a fund may speculate in foreign currency on a long-only basis or on a long/short basis for the purpose of increasing investment returns through the use of currency forward transactions, currency futures transactions, and/or currency swaps.

Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through forward contracts to purchase or sell foreign currencies. The high volatility of currency exchange rates may materially and adversely affect the market value of a fund’s foreign currency exchange transactions, which would then negatively impact the value of the fund’s shares.

Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and “cross-hedge” transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies. The use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established.

A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Historically, returns from trading currencies on a speculative basis as part of an absolute return strategy have tended to exhibit low correlation with the return of other assets such as stocks and bonds. Although such currency trading has the potential to provide a diversification benefit to a traditional balanced portfolio of stocks, bonds, and cash, there is no guarantee that such trading will be profitable or that the future returns from such trading will exhibit low correlation to the returns from stocks or bonds.

Foreign Securities — Foreign Currency Forward Transactions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not traded on exchanges and are not standardized. Rather, they are entered into with large commercial banks or other currency traders who are participants in the interbank market. Forward trading is substantially unregulated, there is no limitation on daily price movements, and speculative position limits are not applicable. The principals who deal in the forward markets are not required to make markets in the currencies they trade and these markets can experience significant periods of illiquidity. Any market disruption or illiquidity could result in losses to a fund.

By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount. Pursuant to an absolute return strategy, a fund may speculate in foreign currency on a long-only basis or on a long/short basis for the purpose of increasing investment returns through the use of currency forward transactions.

The forecasting of currency market movement is extremely difficult, and whether any hedging or speculative strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, because foreign currency forward contracts are privately negotiated transactions and trading is substantially unregulated, there can be no assurance that a fund will have flexibility to roll over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

Foreign Securities — Foreign Investment Companies. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. This process is known as “marking-to-market.” A futures transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the “exercise” or “strike” price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as previously described in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term “commodity pool operator.” A fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

Futures Contracts and Options on Futures Contracts — Risks. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) for the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.

A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund.

Hybrid Instrument. A hybrid instrument, or hybrid, is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity, and/or a derivative. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock, or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return, duration management, and currency hedging. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.

Examples of hybrid instruments include convertible securities, which combine the investment characteristics of bonds and common stocks; perpetual bonds, which are structured like fixed income securities, have no maturity date, and may be characterized as debt or equity for certain regulatory purposes; and trust preferred securities, which are preferred stocks of a special purpose trust that holds subordinated debt of the corporate parent. Another example of a hybrid is a commodity-linked bond, such as a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid would be a combination of a bond and a call option on oil.

In the case of hybrids that are structured like fixed income securities (such as structured notes), the principal amount or interest rate is generally tied (positively or negatively) to the price of some commodity, currency, securities index, interest rate, or other economic factor (each, a benchmark). For some hybrids, the principal amount payable at maturity or interest rate may be increased or decreased, depending on changes in the value of the benchmark. Other hybrids do not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. Depending on the level of a fund’s investment in hybrids, these risks may cause significant fluctuations in the fund’s net asset value.

Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds’ investments in these products may be subject to the limitations described under the heading “Other Investment Companies.”

Interfund Borrowing and Lending. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard’s interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that: (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction; (2) no equity, taxable bond, or money market fund may loan money if the loan would cause its aggregate outstanding loans through the program to exceed 5%, 7.5%, or 10%, respectively, of its net assets at the time of the loan; and (3) a fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investing for Control. The Vanguard funds invest in securities and other instruments for the sole purpose of achieving a specific investment objective. As such, they do not seek to acquire enough of a company’s outstanding voting stock to have control over management decisions. The Vanguard funds do not invest for the purpose of controlling a company’s management.

Loan Interests and Direct Debt Instruments. Loan interests and direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a purchaser supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Corporate loans and other forms of direct corporate indebtedness in which a fund may invest generally are made to finance internal growth, mergers, acquisitions, stock repurchases, refinancing of existing debt, leveraged buy-outs, and other corporate activities. A significant portion of the corporate indebtedness purchased by a fund may represent interests in loans or debt made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans, and other types of acquisition financing. Another portion may also represent loans incurred in restructuring or “work-out” scenarios, including super-priority debtor-in-possession facilities in bankruptcy and acquisition of assets out of bankruptcy. Loans in restructuring or “work-out” scenarios may be especially vulnerable to the inherent uncertainties in restructuring processes. In addition, the highly leveraged capital structure of the borrowers in any such transactions, whether acquisition financing or restructuring, may make such loans especially vulnerable to adverse or unusual economic or market conditions.

Loans and other forms of direct indebtedness generally are subject to restrictions on transfer, and only limited opportunities may exist to sell them in secondary markets. As a result, a fund may be unable to sell loans and other forms of direct indebtedness at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair value.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

A fund’s investment policies will govern the amount of total assets that it may invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a fund generally will treat the borrower as the “issuer” of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for purposes of the fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Mortgage Dollar Rolls. A mortgage dollar roll is a transaction in which a fund sells a mortgage-backed security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A mortgage-dollar-roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potentially reduced administrative burdens, than directly holding mortgage-backed securities. A mortgage dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a fund pledges a mortgage-backed security to a dealer to obtain cash. Unlike the dealer of reverse repurchase agreements, the dealer with which a fund enters into a mortgage-dollar-roll transaction is not obligated to return the same securities as those originally sold by the fund, but rather only securities that are “substantially identical.” To be considered substantially identical, the securities returned to a fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have similar original stated maturities; (4) have identical net coupon rates; (5) have similar market yields (and therefore prices); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. A mortgage dollar roll may be considered to constitute a borrowing transaction. A mortgage-dollar-roll transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.” Mortgage dollar rolls will be used only if consistent with a fund’s investment objective and strategies and will not be used to leverage a fund’s assets or change its risk profile. The proceeds of mortgage-dollar-roll transactions will be invested in high-quality, short-term fixed income securities.

Mortgage-Backed Securities. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of securities such as government stripped mortgage-backed securities, adjustable rate mortgage-backed securities, and collateralized mortgage obligations.

Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions, and mortgage bankers. The average maturity of pass-through pools of mortgage-backed securities in which a fund may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s average maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property, and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

Mortgage-backed securities may be classified as private, government, or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential mortgage loans created by nongovernment issuers, such as commercial banks, savings and loan associations, and private mortgage insurance companies. Government mortgage-backed securities are backed by the full faith and credit of the U.S. government. GNMA, the principal U.S. guarantor of these securities, is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the U.S. government. Issuers include FNMA and FHLMC, which are congressionally chartered corporations. In September 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. A fund’s ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. A fund’s ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Mortgage-Backed Securities — Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (ARMBSs) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Mortgage-Backed Securities — Collateralized Mortgage Obligations. Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a “tranche.” Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest-pay” tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds, and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

Mortgage-Backed Securities — Hybrid ARMs. A hybrid adjustable-rate mortgage (hybrid ARM) is a type of mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. Hybrid ARMs are usually referred to by their fixed and floating periods. For example, a 5/1 ARM refers to a mortgage with a 5-year fixed interest rate period, followed by a 1-year interest rate adjustment period. During the initial interest period (i.e., the initial five years for a 5/1 hybrid ARM), hybrid ARMs behave more like fixed income securities and are subject to the risks associated with fixed income securities. All hybrid ARMs have reset dates. A reset date is the date when a hybrid ARM changes from a fixed interest rate to a floating interest rate. At the reset date, a hybrid ARM can adjust by a maximum specified amount based on a margin over an identified index. Like ARMBSs, hybrid ARMs have periodic and lifetime limitations on the increases that can be made to the interest rates that mortgagors pay. Therefore, if during a floating rate period interest rates rise above the interest rate limits of the hybrid ARM, a fund holding the hybrid ARM does not benefit from further increases in interest rates.

Mortgage-Backed Securities — Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The price and yield to maturity on an IO class are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a fund’s limitations on investment in illiquid securities.

Options. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a “premium,” the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

The buyer (or holder) of an option is said to be “long” the option, while the seller (or writer) of an option is said to be “short” the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the “premium.” The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying instrument moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying instruments and related instruments. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

Other Investment Companies. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which Vanguard acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. The 1940 Act and related rules provide certain exemptions from these restrictions. For example, Section 12(d)(1)(G) permits a mutual fund to acquire an unlimited amount of shares of mutual funds that are part of the same group of investment companies as the acquiring fund. Furthermore, Rule 12d1-2 conditionally permits an affiliated fund of funds to: (1) acquire securities of funds that are not part of the same group of investment companies (subject to certain percentage limits); (2) invest directly in stocks, bonds, and other types of securities; and (3) invest in affiliated or unaffiliated money market funds. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Repurchase Agreements. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed-upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited, except to the extent required by law.

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Restricted and Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund’s books. The SEC generally limits aggregate holdings of illiquid securities by a mutual fund to 15% of its net assets (5% for money market funds). A fund may experience difficulty valuing and selling illiquid securities and in some cases may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features); (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) loan interests and other direct debt instruments; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the 1933 Act; and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. Although a fund’s advisor monitors the liquidity of restricted securities, the board of trustees oversees and retains ultimate responsibility for the advisor’s liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security; the availability of qualified institutional buyers, brokers, and dealers that trade in the security; and the availability of information about the security’s issuer.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.” A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.

Securities Lending. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation. Currently, Vanguard funds that lend securities invest the cash collateral received in one or more Vanguard CMT Funds, which are very low-cost money market funds.

The terms and the structure of the loan arrangements, as well as the aggregate amount of securities loans, must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund’s total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower “marks-to-market” on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receive reasonable interest on the loan (which may include the fund’s investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company’s trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect of which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent.

Short Sales. In a short sale of securities, a fund sells stock that it does not own, making delivery with securities “borrowed” from a broker. The fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to pay the lender any interest or dividends that accrue during the period of the loan. In order to borrow the security, the fund may also have to pay a fee, which would increase the cost of the security sold. Generally speaking, the proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. Excluding any interest payments, the fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any fees, dividends, or interest the fund may be required to pay in connection with the short sale. A short sale theoretically creates the risk of an unlimited loss, as the price of the underlying securities could increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the security needed to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

A fund may also engage in short sales if, at the time of the short sale, the fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” For example, a fund may make a short sale against the box as a hedge because the advisor believes that the price of a security may decline, causing a decline in the value of a security owned by the fund (or a security convertible or exchangeable for such security), or when the fund wants to sell the security at an attractive current price. In such case, any future losses in the fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the fund owns. If a fund sells securities short “against the box,” it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Swap Agreements. A swap agreement is a derivative. A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, excess return swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a fund’s limitation on investments in illiquid securities.

Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Tax Matters — Federal Tax Treatment of Derivatives and Short Sales. A fund is required for federal income tax purposes to recognize, as of the end of each taxable year, any net unrealized gains and losses on certain futures contracts and options traded on U.S. exchanges, as well as any gains and losses actually realized during the year. A fund must treat such gains and losses as 60% long-term and 40% short-term, regardless of how long it held the positions.

A fund must generally treat any gain from a short sale as short-term capital gain (unless closed with a security held for longer than a year before the sale) and may recognize income, gains, or both in respect of any swaps positions.

A fund’s investments may be subject to federal income tax rules that may, among other things, disallow, suspend, or otherwise limit the allowance of certain losses or deductions, convert long-term capital gains into short-term capital gains or ordinary income, convert an ordinary loss or a deduction into a capital loss, or require the capitalization of certain expenses. For example, if it holds both long and short positions in the same security, a fund may be required to apply the straddle or constructive sales rules, which could affect the character and timing of the gains and losses that the fund realized, as well as its holding period for the securities involved.

In order for a fund to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for each taxable year must be derived from qualifying income—i.e., dividends, interest, income derived from securities loans, gains from the sale of securities or foreign currencies, other income derived with respect to the fund’s business of investing in securities or currencies. Each fund expects that any gross income it recognizes on futures contracts, options, short sales, swaps, or other derivatives will either be considered qualifying income for purposes of the 90% requirement or not exceed, when aggregated with other non-qualifying income the fund may have, 10% of gross income.

A fund generally will distribute to shareholders annually any net capital gains and other investment income recognized, including from futures contracts, options, short sales, swaps, or other derivatives, and will report to its shareholders on the nature of those distributions.

Tax Matters — Federal Tax Treatment of Currency Transactions. Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and that are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a “section 988 hedging transaction” (as defined in the IRC and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the IRC. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund that is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above. The Treasury Department has statutory authority, which it has not yet exercised, to write regulations excluding from qualifying income foreign currency gains that are not directly related to a fund’s principal business of investing in stock or securities.

Tax Matters — Federal Tax Treatment of Non-U.S. Transactions. Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked-to-market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign-currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and that are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a “section 988 hedging transaction” (as defined in the IRC and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the IRC. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund that is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described within this policy.

Tax Matters — Foreign Tax Credit. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund’s total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the fund.

Tax Matters — Tax Considerations for Non-U.S. Investors. U.S. withholding and estate taxes may apply to any investments made by non-U.S. investors in Vanguard funds. The American Jobs Creation Act of 2004, as extended by the Emergency Economic Stabilization Act of 2008 and later by the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010, provides relief from U.S. withholding tax for certain properly designated distributions made with respect to a fund’s taxable year beginning prior to 2012, assuming the investor provides tax documentation certifying non-U.S. status. The relief does not by its terms apply to a fund’s taxable year beginning in or after 2012 unless so extended by Congress.

Please be aware that the U.S. tax information contained in this Statement of Additional Information is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. tax penalties.

Warrants. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

SHARE PRICE

Multiple-class funds do not have a single share price. Rather, each class has a share price, called its net asset value, or NAV, that is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share for the Balanced Index Fund is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. NAV per share for the Managed Payout Funds is computed by dividing the total assets, minus liabilities, of each Fund by the number of Fund shares outstanding.

The Exchange typically observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day (Washington’s Birthday), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

PURCHASE AND REDEMPTION OF SHARES

The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund’s prospectus.

The Balanced Index Fund reserves the right to deduct a purchase fee of 0.08% from an investor’s cumulative purchases over $250 million. The Fund may incur substantial transaction costs in absorbing very large investments, and the fee (paid directly to the Fund) is intended to protect existing shareholders from being unfairly impacted by such costs. The Fund’s advisor will consider several factors in determining whether to apply the fee, including the following:

  The transaction costs of buying securities, determined in part by the availability of securities at that time.
  The offsetting effect of any Fund redemptions occurring at that time.
  The Fund’s then current rate of growth.

Redemption of Shares

The redemption price of shares of each Fund is the NAV next determined after the redemption request is received in good order, as defined in the Fund’s prospectus.

Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares: (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; and (3) for such other periods as the SEC may permit.

The Trust has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period.

If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

The Funds do not charge a redemption fee. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.

Right to Change Policies

Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are deemed to be in the best interest of a fund.

Investing With Vanguard Through Other Firms

Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund’s instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the NAV next determined after the order is received by the Authorized Agent.

MANAGEMENT OF THE FUNDS

Vanguard

Each Fund is part of the Vanguard group of investment companies, which consists of more than 170 funds. Through their jointly-owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.

Vanguard was established and operates under an Amended and Restated Funds’ Service Agreement (the Agreement). Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. The funds’ officers are also officers and employees of Vanguard.

Vanguard, Vanguard Marketing Corporation (VMC), the funds, and the funds’ advisors have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds.

Vanguard Balanced Index Fund Only. Vanguard provides corporate management, administrative, and distribution services at cost. Each fund pays its share of Vanguard’s total expenses, which are allocated among the Vanguard funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as auditing, custodial, and legal fees. Each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard. There is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard’s capitalization. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund’s relative net assets and its contribution to Vanguard’s capital. As of December 31, 2010, the Balanced Index Fund had contributed $1,712,000 to Vanguard, which represented 0.02% of the Fund’s net assets and was 0.68% of Vanguard’s capitalization.

Vanguard Managed Payout Funds Only. The Agreement provides that the Funds will not contribute to Vanguard’s capitalization or pay for corporate management, administrative, and distribution services provided by Vanguard. However, each Fund will bear its own direct expenses, such as auditing, custodian, legal and investment advisory fees. In addition, the Agreement provides that the Funds’ direct expenses will be offset, in whole or in part, by a reimbursement from Vanguard for (1) the Funds’ contributions to the cost of operating the underlying Vanguard funds in which the Funds invest, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Funds’ operations. The Funds expect that the reimbursements should be sufficient to offset most or all of the direct expenses incurred by each Fund. Therefore, the Funds are expected to operate at a very low—or zero—direct expense ratio. Of course, there is no guarantee that this will always be the case.

Although the Funds are not expected to incur any net expenses directly, the Funds’ shareholders indirectly bear the expenses of the underlying Vanguard funds. As of December 31, 2010, the Acquired Fund Fees and Expenses of the Vanguard Managed Payout Growth Focus, Managed Payout Growth and Distribution, and Managed Payout Distribution Focus Funds were 0.36%, 0.37%, and 0.38%, respectively.

Management. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

Distribution. Vanguard Marketing Corporation, 400 Devon Park Drive A39, Wayne, PA 19087, a wholly owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds’ shares. VMC performs marketing and distribution activities at cost in accordance with the conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. The funds’ trustees review and approve the marketing and distribution expenses incurred by the funds, including the nature and cost of the activities and the desirability of each fund’s continued participation in the joint arrangement.

To ensure that each fund’s participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC’s marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund’s sales for the preceding 24 months relative to the total sales of the funds as a group; provided, however, that no fund’s aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard, and that no fund shall incur annual marketing and distribution expenses in excess of 0.20% of its average month-end net assets. Each fund’s contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.

VMC’s principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel.

Other marketing and distribution activities that VMC undertakes on behalf of the funds may include, but are not limited to:

  Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy;
  Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy;
  Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy;
  Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services;
  Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process;

  Providing promotional discounts, commission-free trading, fee waivers, and other benefits to clients of Vanguard Brokerage Services® who maintain qualifying investments in the funds; and
  Sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations.

VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC’s cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers. VMC’s arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC does not participate in the offshore arrangement Vanguard has established with a third party to provide marketing, promotional, and other services to qualifying Vanguard funds that are distributed in certain foreign countries on a private-placement basis to government-sponsored and other institutional investors. In exchange for such services, the third party receives an annual base (fixed) fee, and may also receive discretionary fees or performance adjustments.

In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives): (1) promotional items of nominal value that display Vanguard’s logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment that is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.

VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC policy also prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC’s marketing and distribution activities are primarily intended to result in the sale of the funds’ shares, and, as such, its activities, including shared marketing and distribution activities, may influence participating financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities or relationships may influence a financial service provider’s (or its representatives’) decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.

The following table describes the expenses of Vanguard and VMC that are shared by the funds on an at-cost basis under the terms of two SEC exemptive orders. Amounts captioned “Management and Administrative Expenses” include a fund’s allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the funds. Amounts captioned “Marketing and Distribution Expenses” include a fund’s allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.

As is the case with all mutual funds, transaction costs incurred by the Balanced Index Fund for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended December 31, 2008, 2009, and 2010, and are presented as a percentage of the Fund’s average month-end net assets.

Annual Shared Fund Operating Expenses
(Shared Expenses Deducted from Fund Assets)
Fund	2008	2009	2010
Vanguard Balanced Index Fund
Management and Administrative Expenses:	0.10%	0.13%	0.13%
Marketing and Distribution Expenses:	0.03	0.02	0.03

Officers and Trustees

Each Vanguard fund is governed by the board of trustees of its trust and a single set of officers. Consistent with the board’s corporate governance principles, the trustees believe that their primary responsibility is oversight of the management of each fund for the benefit of its shareholders, not day-to-day management. The trustees set broad policies for the funds; select investment advisors; monitor fund operations, regulatory compliance, performance, and costs; nominate and select new trustees; and elect fund officers. Vanguard manages the day-to-day operations of the funds under the direction of the board of trustees.

The trustees play an active role, as a full board and at the committee level, in overseeing risk management for the funds. The trustees delegate the day-to-day risk management of the funds to various groups, including portfolio review, investment management, risk management, compliance, legal, fund accounting, and fund financial services. These groups provide the trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The trustees also oversee risk management for the funds through regular interactions with the funds’ internal and external auditors.

The full board participates in the funds’ risk oversight, in part, through the Vanguard funds’ compliance program which covers the following broad areas of compliance: investment and other operations; recordkeeping; valuation and pricing; communications and disclosure; reporting and accounting; oversight of service providers; fund governance; and codes of ethics, insider trading controls, and protection of nonpublic information. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals and business personnel who participate on a daily basis in risk management on behalf of the funds. The funds’ chief compliance officer regularly provides reports to the board in writing and in person.

The audit committee of the board, which is composed of all independent trustees, oversees management of financial risks and controls. The audit committee serves as the channel of communication between the independent auditors of the funds and the board with respect to financial statements and financial-reporting processes, systems of internal control, and the audit process. The head of internal audit reports directly to the audit committee and provides reports to the committee in writing and in person on a regular basis. Although the audit committee is responsible for overseeing the management of financial risks, the entire board is regularly informed of these risks through committee reports.

All of the trustees bring to each fund’s board a wealth of executive leadership experience derived from their service as executives (in many cases chief executive officers), board members, and leaders of diverse public operating companies, academic institutions, and other organizations. In determining whether an individual is qualified to serve as a trustee of the funds, the board considers a wide variety of information about the trustee, and multiple factors contribute to the board's decision. Each trustee is determined to have the experience, skills, and attributes necessary to serve the funds and their shareholders because each trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the board. The board also considers the individual experience of each trustee and determines that the trustee’s professional experience, education, and background contribute to the diversity of perspectives on the board. The business acumen, experience, and objective thinking of the trustees are considered invaluable assets for Vanguard management and, ultimately, the Vanguard funds’ shareholders. The specific roles and experience of each board member that factor into this determination are presented below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Number of
		Vanguard	Principal Occupation(s)	Vanguard Funds
	Position(s)	Funds’ Trustee/	and Outside Directorships	Overseen by
Name, Year of Birth	Held with Funds	Officer Since	During the Past Five Years	Trustee/Officer
Interested Trustee[1]
F. William McNabb III	Chairman of the	July 2009	Mr. McNabb has served as Chairman of the Board of	179
(1957)	Board, Chief		Vanguard and of each of the investment companies
	Executive Officer,		served by Vanguard, since January 2010; Trustee of
	and President		each of the investment companies served by
Vanguard, since 2009; Director of Vanguard since
2008; and Chief Executive Officer and President of
Vanguard and of each of the investment companies
served by Vanguard, since 2008. Mr. McNabb also
serves as Director of Vanguard Marketing Corporation.
Mr. McNabb served as a Managing Director of
Vanguard from 1995 to 2008. Mr. McNabb’s 24 years
with Vanguard and his position as chief executive
officer of Vanguard and the Vanguard funds give him
intimate experience with the day-to-day management
and operations of the Vanguard funds.

1 Mr. McNabb is considered an “interested person,” as defined in the 1940 Act, because he is an officer of the Trust.
Independent Trustees
Emerson U. Fullwood	Trustee	January 2008	Mr. Fullwood is the former Executive Chief Staff and	179
(1948)			Marketing Officer for North America and Corporate
Vice President (retired 2008) of Xerox Corporation
(document management products and services).
Previous positions held at Xerox by Mr. Fullwood
include President of the Worldwide Channels Group,
President of Latin America, Executive Chief Staff Officer
of Developing Markets, and President of Worldwide
Customer Services. Mr. Fullwood is the Executive in
Residence and 2010 Distinguished Minett Professor at
the Rochester Institute of Technology. Mr. Fullwood
serves as a director of SPX Corporation (multi-industry
manufacturing), Amerigroup Corporation (managed
health care), the University of Rochester Medical
Center, Monroe Community College Foundation, the
United Way of Rochester, and North Carolina A&T
University. Mr. Fullwood brings to the board particular
experience with marketing, organizational development,
and operations management.

Rajiv L. Gupta	Trustee	December 2001	Mr. Gupta is the former Chairman and Chief Executive	179
(1945)			Officer (retired 2009) and President (2006–2008) of
Rohm and Haas Co. (chemicals). Mr. Gupta serves as a
director of Tyco International, Ltd. (diversified
manufacturing and services), and Hewlett-Packard
Company (electronic computer manufacturing); as
Senior Advisor at New Mountain Capital; as a trustee of
The Conference Board; and on the Board of Managers
of Delphi Automotive LLP (automotive components).
Mr. Gupta brings to the board particular experience
with finance, capital markets, and global operations.

				Number of
		Vanguard	Principal Occupation(s)	Vanguard Funds
	Position(s)	Funds’ Trustee/	and Outside Directorships	Overseen by
Name, Year of Birth	Held with Funds	Officer Since	During the Past Five Years	Trustee/Officer
Amy Gutmann	Trustee	June 2006	Dr. Gutmann serves as the President of the University	179
(1949)			of Pennsylvania. She is the Christopher H. Browne
			Distinguished Professor of Political Science in the
			School of Arts and Sciences with secondary
			appointments at the Annenberg School for
			Communication and the Graduate School of Education
			at the University of Pennsylvania. Dr. Gutmann also
			serves as a director of Carnegie Corporation of New
			York, Schuylkill River Development Corporation, and
			Greater Philadelphia Chamber of Commerce; and as a
			trustee of the National Constitution Center.
			Dr. Gutmann is Chair of the Presidential Commission
			for the Study of Bioethical Issues. Dr. Gutmann brings
			to the board particular experience with community and
			organizational development, education, ethics, and
			public policy.

JoAnn Heffernan Heisen	Trustee	July 1998	Ms. Heisen is the former Corporate Vice President	179
(1950)			and Chief Global Diversity Officer (retired 2008)
			and a former Member of the Executive Committee
			(1997–2008) of Johnson & Johnson (pharmaceuticals/
			consumer products). Ms. Heisen served as Vice
			President and Chief Information Officer of Johnson &
			Johnson from 1997 to 2005. Ms. Heisen serves as a
			director of Skytop Lodge Corporation (hotels), the
			University Medical Center at Princeton, the Robert
			Wood Johnson Foundation, and the Center for Work
			Life Policy; and as a member of the advisory board of
			the Maxwell School of Citizenship and Public Affairs at
			Syracuse University. Ms. Heisen brings to the board
			particular experience with human resources, and
			financial and information technology matters.

F. Joseph Loughrey	Trustee	October 2009	Mr. Loughrey is the former President and Chief	179
(1949)			Operating Officer (retired 2009) and Vice Chairman of
			the Board (2008–2009) of Cummins Inc. (industrial
			machinery). Mr. Loughrey serves as a director of
			SKF AB (industrial machinery), Hillenbrand, Inc.
			(specialized consumer services), the Lumina
			Foundation for Education, and Oxfam America; and as
			Chairman of the Advisory Council for the College of
			Arts and Letters and Member of the Advisory Board to
			the Kellogg Institute for International Studies at the
			University of Notre Dame. Mr. Loughrey served as a
			director of Sauer-Danfoss Inc. (machinery) from 2000
			to 2010, and of Tower Automotive Inc. (manufacturer
			of automobile components) from 1994 to 2007.
			Mr. Loughrey brings to the board particular experience
			with global operations, technology, and risk and human
			resources management.

André F. Perold	Trustee	December 2004	Mr. Perold is the George Gund Professor of Finance	179
(1952)			and Banking at the Harvard Business School, and Chair
			of the Investment Committee of HighVista Strategies
			LLC (private investment firm). From 2003 to 2009,
			Mr. Perold served as chairman of the board of UNX,
			Inc. (equities trading firm). Mr. Perold brings to the
			board particular experience with investment
			management and finance.

				Number of
		Vanguard	Principal Occupation(s)	Vanguard Funds
	Position(s)	Funds’ Trustee/	and Outside Directorships	Overseen by
Name, Year of Birth	Held with Funds	Officer Since	During the Past Five Years	Trustee/Officer
Alfred M. Rankin, Jr.	Lead	January 1993	Mr. Rankin serves as Chairman, President, and Chief	179
(1941)	Independent		Executive Officer of NACCO Industries, Inc. (forklift
	Trustee		trucks/housewares/lignite). Mr. Rankin also serves as a
			director of Goodrich Corporation (industrial products/
			aircraft systems and services) and the National
			Association of Manufacturers; Chairman of the Federal
			Reserve Bank of Cleveland; Vice Chairman of
			University Hospitals of Cleveland; and President of the
			Board of The Cleveland Museum of Art. Mr. Rankin
			brings to the board particular experience with finance,
			capital markets, and risk and operations management.

Peter F. Volanakis	Trustee	July 2009	Mr. Volanakis is the retired President and Chief	179
(1955)			Operating Officer (retired 2010) of Corning
			Incorporated (communications equipment).
			Mr. Volanakis served as a director of Corning
			Incorporated (2000–2010) and of Dow Corning (2001–
			2010). Mr. Volanakis serves as Overseer of the Amos
			Tuck School of Business Administration at Dartmouth
			College. Mr. Volanakis brings to the board particular
			experience with international operations, marketing,
			and corporate development.

Executive Officers
Glenn Booraem	Controller	July 2010	Mr. Booraem, a Principal of Vanguard, has served as	179
(1967)			Controller of each of the investment companies served
			by Vanguard, since 2010. Mr. Booraem served as
			Assistant Controller of each of the investment
			companies served by Vanguard, from 2001 to 2010.

Thomas J. Higgins	Chief Financial	September 2008	Mr. Higgins, a Principal of Vanguard, has served as	179
(1957)	Officer		Chief Financial Officer of each of the investment
			companies served by Vanguard, since 2008. Mr.
			Higgins served as Treasurer of each of the investment
			companies served by Vanguard, from 1998 to 2008.

Kathryn J. Hyatt	Treasurer	November 2008	Ms. Hyatt, a Principal of Vanguard, has served as	179
(1955)			Treasurer of each of the investment companies served
			by Vanguard, since 2008. Ms. Hyatt served as
			Assistant Treasurer of each of the investment
			companies served by Vanguard, from 1988 to 2008.

Heidi Stam	Secretary	July 2005	Ms. Stam has served as a Managing Director of	179
(1956)			Vanguard since 2006; General Counsel of Vanguard
			since 2005; Secretary of Vanguard and of each of the
			investment companies served by Vanguard, since
			2005; and Director and Senior Vice President of
			Vanguard Marketing Corporation since 2005. Ms. Stam
			served as a Principal of Vanguard from 1997 to 2006.

All but one of the trustees are independent. The independent trustees designate a lead independent trustee. The lead independent trustee is a spokesperson and principal point of contact for the independent trustees and is responsible for coordinating the activities of the independent trustees, including calling regular executive sessions of the independent trustees; developing the agenda of each meeting together with the chairman; and chairing the meetings of the independent trustees, including the meetings of the audit, compensation, and nominating committees.

The independent trustees appoint the chairman of the board. The roles of chairman of the board and chief executive officer currently are held by the same person. The independent trustees generally believe that the Vanguard funds’ chief executive officer is best qualified to serve as chairman and that fund shareholders benefit from this leadership structure through accountability and strong day-to-day leadership.

Board Committees: The Trust's board has the following committees:

  Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund and Vanguard. All independent trustees serve as members of the committee. The committee held three meetings during the Funds‘ last fiscal year.
  Compensation Committee: This committee oversees the compensation programs established by each fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held two meetings during the Funds‘ last fiscal year.
  Nominating Committee: This committee nominates candidates for election to Vanguard’s board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held three meetings during the Funds‘ last fiscal year.

The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Rankin, Chairman of the Committee.

Trustee Compensation

The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees’ compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.

Independent Trustees. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

  The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.
  The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.
  Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee’s separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees’ former retirement plan. Each eligible trustee’s separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

“Interested” Trustee. Mr. McNabb serves as trustee, but is not paid in this capacity. He is, however, paid in his role as an officer of Vanguard.

Compensation Table. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Balanced Index Fund for each trustee. The trustees and officers of the Managed Payout Funds receive no remuneration from those Funds. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

VANGUARD BALANCED INDEX FUND
TRUSTEES’ COMPENSATION TABLE

		Pension or	Accrued Annual	Total Compensation
	Aggregate	Retirement Benefits	Retirement	From All
	Compensation	Accrued as Part of	Benefit at	Vanguard Funds
Trustee	from this Fund[1]	this Fund’s Expenses[1]	January 1, 2010[2]	Paid to Trustees[3]
F. William McNabb III	—	—	—	—
Emerson U. Fullwood	$1,754	—	—	$205,000
Rajiv L. Gupta	1,754	—	—	205,000
Amy Gutmann	1,754	—	—	199,200
JoAnn Heffernan Heisen	1,754	$48	$3,395	205,000
F. Joseph Loughrey	1,754	—	—	205,000
André F. Perold	1,754	—	—	199,200
Alfred M. Rankin, Jr.	2,012	71	6,653	235,000
Peter F. Volanakis	1,754	—	—	205,000
1 The amounts shown in this column are based on the Trust’s fiscal year ended December 31, 2010.
2 Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee’s retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after
January 1, 2001, are not eligible to participate in the retirement benefit plan.
3 The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 179 Vanguard funds for the 2010 calendar year.

Ownership of Fund Shares

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee’s ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2010.

		Dollar Range	Aggregate Dollar Range
		of Fund Shares	of Vanguard Fund Shares
Fund	Trustee	Owned by Trustee	Owned by Trustee
Vanguard Balanced Index Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000
Vanguard Managed Payout Growth Focus Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

		Dollar Range	Aggregate Dollar Range
		of Fund Shares	of Vanguard Fund Shares
Fund	Trustee	Owned by Trustee	Owned by Trustee
Vanguard Managed Payout Growth and
Distribution Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000
Vanguard Managed Payout Distribution Focus Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

As of March 31, 2011, the trustees and executive officers of the funds owned, in the aggregate, less than 1% of each class of each fund’s outstanding shares.

As of March 31, 2011, the following owned of record 5% or more of each class’s outstanding shares:

Vanguard Balanced Index Fund—Investor Shares: Charles Schwab & Co. Inc., San Francisco, CA (6.66%); Vanguard Balanced Index Fund—Institutional Shares: Fidelity Investments Institutional Operations Co., Covington, KY (10.67%), Chevron Employees Savings Investment Plan, San Ramon, CA (10.04%), TIAA-CREF as Agent for JP Morgan Chase Bank, Brooklyn, NY (8.38%), State Street Bank and Trust Co., Westwood, MA (6.42%), Minnesota State Retirement System Defined Contribution Plan, Saint Paul, MN (5.27%); Vanguard Balanced Index Fund—Signal Shares: BHP USA Retirement Savings Plan, Houston, TX (9.72%), Vanguard Charitable Endowment Plan, Moderate Growth Select, Malvern, PA (13.17%), Charles Schwab & Co. Inc., San Francisco, CA (7.22%), Fidelity Investments Institutional Operations Co., Covington, KY (11.72%).

Portfolio Holdings Disclosure Policies and Procedures

Introduction

Vanguard and the Boards of Trustees of the Vanguard funds (Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund’s investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.

The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief

Compliance Officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice at their sole discretion. For purposes of the Policies and Procedures, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.

Online Disclosure of Ten Largest Stock Holdings

Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose the fund’s ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represents of the fund’s total assets as of the end of the most recent calendar quarter (quarter-end ten largest stock holdings) online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 15 calendar days after the end of the calendar quarter. In addition, those funds generally will seek to disclose the fund’s ten largest stock portfolio holdings as of the end of the most recent month (month-end ten largest stock holdings) online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 10 business days after the end of the month. Together, the quarter-end and month-end ten largest stock holdings are referred to as the ten largest stock holdings. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.

Online Disclosure of Complete Portfolio Holdings

Each of the Vanguard funds, excluding Vanguard money market funds and Vanguard Market Neutral Fund, generally will seek to disclose the fund’s complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 30 calendar days after the end of the calendar quarter. Vanguard Market Neutral Fund generally will seek to disclose the Fund’s complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, in the “Portfolio” section of the Fund’s Portfolio & Management page, 60 calendar days after the end of the calendar quarter. In accordance with Rule 2a-7 under the 1940 Act, each of the Vanguard money market funds will disclose the fund’s complete portfolio holdings as of the last business day of the prior month online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, no later than the fifth (5th) business day of the current month. The complete portfolio holdings information for money market funds will remain available online for at least six (6) months after the initial posting. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard’s Portfolio Review Department will review complete portfolio holdings before online disclosure is made as previously described and, except with respect to the complete portfolio holdings of the Vanguard money market funds, may withhold any portion of the fund’s complete portfolio holdings from online disclosure, as previously described, when deemed to be in the best interests of the fund after consultation with a Vanguard fund’s investment advisor.

Disclosure of Complete Portfolio Holdings to Service Providers Subject to Confidentiality and Trading Restrictions

Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations; financial printers; proxy voting service providers; pricing information vendors; third parties that deliver analytical, statistical, or consulting services; and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.

The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review or Legal Department. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives.

Currently, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation, Advisor Software, Inc., Alcom Printing Group Inc., Apple Press, L.C., Bloomberg L.P., Brilliant Graphics, Inc., Broadridge Financial Solutions, Inc., Brown Brothers Harriman & Co., FactSet Research Systems Inc., Innovation Printing & Communications, Intelligencer Printing Company, Investment Technology Group, Inc., Lipper, Inc., Markit WSO Corporation, McMunn Associates Inc., Oce’ Business Services, Inc., Reuters America Inc., R.R. Donnelley, Inc., State Street Bank and Trust Company, Triune Color Corporation, and Tursack Printing Inc.

Disclosure of Complete Portfolio Holdings to Vanguard Affiliates and Certain Fiduciaries Subject to Confidentiality and Trading Restrictions

Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons’ continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund’s current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Currently, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm identified in each fund’s Statement of Additional Information.

Disclosure of Portfolio Holdings to Broker-Dealers in the Normal Course of Managing a Fund’s Assets

An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning the fund’s portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds.

Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Disclosure of Nonmaterial Information

The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the end of the most recent calendar quarter (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.

An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. Approved Vanguard Representatives may at their sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or for no reason. “Approved Vanguard Representatives” include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard’s Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.

Currently, Vanguard nonmaterial portfolio holdings information is disclosed to KPMG, LLP, and R.V. Kuhns & Associates.

Disclosure of Portfolio Holdings Related Information to the Issuer of a Security for Legitimate Business Purposes

Vanguard, at its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Fund Financial Services, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review or Legal Department.

Disclosure of Portfolio Holdings as Required by Applicable Law

Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Prohibitions on Disclosure of Portfolio Holdings

No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard’s management, at its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.

Prohibitions on Receipt of Compensation or Other Consideration

The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person from paying or receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. “Consideration” includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

INVESTMENT ADVISORY SERVICES

The Balanced Index Fund receives all investment advisory services from Vanguard, through its Quantitative Equity and Fixed Income Groups. These services are provided on an at-cost basis by an experienced advisory staff employed directly by Vanguard. The compensation and other expenses of the advisory staff are allocated among the funds utilizing these services.

During the fiscal years ended December 31, 2008, 2009, and 2010, the Balanced Index Fund incurred advisory expenses of approximately $266,000, $352,000, and $578,000 respectively.

Vanguard, through its Quantitative Equity Group, provides investment advisory services to the Managed Payout Funds. Vanguard also serves as investment advisor for each of the underlying funds. The Funds benefit from the investment advisory services provided to the underlying funds and, as shareholders of those funds, indirectly bear a proportionate share of those funds’ at-cost advisory expenses. For more information about the investment advisory services provided to the underlying funds, please refer to each fund’s Statement of Additional Information.

Other Accounts Managed

Gregory Davis manages the bond portion of the Balanced Index Fund; as of December 31, 2010, the Fund held assets of $10.2 billion. As of December 31, 2010, Mr. Davis also managed two other registered investment companies with total assets of $21 billion, co-managed seven other registered investment companies with total assets of $93 billion, and co-managed 12 other pooled investment vehicles with total assets of $8.1 billion (none of which had advisory fees based on account performance).

Michael Perre manages the stock portion of the Balanced Index Fund; as of December 31, 2010, the Fund held assets of $10.2 billion. As of December 31, 2010, Mr. Perre also managed all or a portion of eight other registered investment companies with total assets of $131 billion, and three other accounts with total assets of $5.6 billion (none of which had advisory fees based on account performance).

Michael Buek manages the Managed Payout Funds; as of December 31, 2010, the Funds collectively held assets of $654 million. As of December 31, 2010, Mr. Buek also managed eight other registered investment companies with total assets of $144 billion, four other pooled investment vehicles with total assets of $2.3 billion, and one other account with total assets of $2.1 billion (none of which had advisory fees based on account performance).

Material Conflicts of Interest

At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Description of Compensation

The Funds‘ portfolio managers are Vanguard employees. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of December 31, 2010, a Vanguard portfolio manager’s compensation generally consists of base salary, bonus, and payments under Vanguard’s long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980’s to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.

In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the Vanguard Human Resources Department. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager’s bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given the fund’s investment objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the fund’s portfolio. For the Managed Payout Funds, the performance factor depends on how closely the portfolio manager outperforms these expectations and maintains the risk parameters of the Fund over a three-year period. For the Balanced Index Fund, the performance factor depends on how closely each portfolio manager tracks the component index of the Fund’s overall target composite index over a one-year period. Specifically, the performance with respect to the bond portion of the Fund is compared with that of the Barclays Capital U.S. Aggregate Float Adjusted Index, while the performance with respect to the stock portion is compared with that of the MSCI US Broad Market Index. Additional factors include the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the previously stated objectives. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard’s long-term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, Vanguard’s independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard’s operating efficiencies in providing services to the Vanguard funds.

Ownership of Securities

Vanguard employees, including portfolio managers, allocate their investments among the various Vanguard funds based on their own individual investment needs and goals. Vanguard employees, as a group, invest a sizeable portion of their personal assets in Vanguard funds. As of December 31, 2010, Vanguard employees collectively invested more than $2.7 billion in Vanguard funds. F. William McNabb III, Chairman of the Board, Chief Executive Officer, and President of

Vanguard and the Vanguard funds’ and George U. Sauter, Chief Investment Officer and Managing Director of Vanguard, invest substantially all of their personal financial assets in Vanguard funds.

As of December 31, 2010, the portfolio managers did not own any shares of the Funds they managed.

Duration and Termination of Investment Advisory Agreements

Vanguard provides at-cost investment advisory services to the Funds pursuant to the terms of the Fifth Amended and Restated Funds’ Service Agreement. This agreement will continue in full force and effect until terminated or amended by mutual agreement of the Vanguard funds and Vanguard.

PORTFOLIO TRANSACTIONS

The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide “best execution.” Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer’s services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer’s execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Funds. The advisor may cause a Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. The advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities, discussions with research analysts, meetings with corporate executives to obtain oral reports on company performance, market data, and other products and services that will assist the advisor in its investment decision-making process. The research services provided by brokers through which a Fund effects securities transactions may be used by the advisor in servicing all of its accounts, and some of the services may not be used by the advisor in connection with the Fund.

During the fiscal years ended December 31, 2008, 2009, and 2010, the Funds paid the following amounts in brokerage commissions:

Fund	2008	2009	2010
Vanguard Balanced Index Fund[1]	$350,535	$348,763	$182,108
Vanguard Managed Payout Growth Focus Fund[2]	522	218	217
Vanguard Managed Payout Growth and Distribution Fund[2]	1,897	797	876
Vanguard Managed Payout Distribution Focus Fund[2]	1,650	2,117	2,490
1 Several factors can impact the frequency of a fund’s portfolio transactions. Two of those factors, cash flows and market volatility, were significant during the Balanced Index Fund’s fiscal years ended December 31, 2008 and 2009, resulting in higher brokerage commissions for those periods.
2 Vanguard Managed Payout Funds did not commence operations until May 2008.

Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisor. If such securities are compatible with the investment policies of a Fund and one or more of an advisor’s other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by the advisor and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds‘ board of trustees.

As of December 31, 2010, each Fund held securities of its “regular brokers or dealers,” as that term is defined in Rule 10b-1 of the 1940 Act, as follows:

Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Vanguard Balanced Index Fund	Citigroup Global Markets Inc.	$85,795,000
	Credit Suisse Securities (USA) LLC	17,538,000
	Deutsche Bank Securities Inc.	3,778,000
	Goldman, Sachs & Co.	57,944,000
	Jefferies & Company, Inc.	2,589,000
	Kellogg Partners	—
	Merrill Lynch, Pierce, Fenner & Smith Inc.	20,544,000
	Morgan Stanley	49,206,000
	Nomura Securities International Inc.	498,000
	UBS Securities LLC	4,391,000
Vanguard Managed Payout Growth Focus Fund	—	—
Vanguard Managed Payout Growth and Distribution Fund	—	—
Vanguard Managed Payout Distribution Focus Fund	—	—

The Balanced Index Fund’s bond investments are generally purchased and sold through principal transactions, meaning that the Fund normally purchases bonds directly from the issuer or a primary market-maker acting as principal for the bonds, on a net basis. Explicit brokerage commissions are not paid on these transactions, although purchases of new issues from underwriters of bonds typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and the asked prices).

As previously explained, the types of bonds that the Balanced Index Fund purchases do not normally involve the payment of explicit brokerage commissions. If any such brokerage commissions are paid, however, the advisor will evaluate their reasonableness by considering: (1) historical commission rates; (2) rates that other institutional investors are paying, based upon publicly available information; (3) rates quoted by brokers and dealers; (4) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (5) the complexity of a particular transaction in terms of both execution and settlement; (6) the level and type of business done with a particular firm over a period of time; and (7) the extent to which the broker or dealer has capital at risk in the transaction.

Each Managed Payout Fund will purchase and sell conventional shares (i.e., not exchange-traded) of the underlying Vanguard funds by dealing directly with the issuer of the underlying funds. The Funds will incur no brokerage commissions for these transactions. To the extent a Managed Payout Fund purchases and sells ETF Shares of an underlying fund, the Fund will pay brokerage commissions. Brokerage commissions will also be paid in connection with opening and closing out futures positions.

PROXY VOTING GUIDELINES

The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated oversight of proxy voting to the Proxy Oversight Committee (the Committee), made up of senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund, and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board. Vanguard is subject to these procedures and guidelines to the extent that they call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes the guidelines have been approved by the Board of Directors of Vanguard.

The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund’s investments—and those of fund shareholders—over the long term. Although the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented.

For ease of reference, the procedures and guidelines often refer to all funds. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio, and other factors.

The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting some or all of its shares if doing so would be in the fund’s and its shareholders’ best interests. These circumstances may arise, for example, if the expected cost of voting exceeds the expected benefits of voting, if exercising the vote would result in the imposition of trading or other restrictions, or if a fund (or all Vanguard-advised funds in the aggregate) were to own more than a maximum percentage of a company’s stock (as determined by the company’s governing documents).

In evaluating proxy proposals, we consider information from many sources, including but not limited to the investment advisor for the fund, the management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company’s board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund’s Board.

While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund’s vote in a manner that, in the Committee’s view, will maximize the value of the fund’s investment, subject to the individual circumstances of the fund.

I. The Board of Directors

A. Election of directors

Good governance starts with a majority-independent board, whose key committees are made up entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.

Although the funds will generally support the board’s nominees, the following factors will be taken into account in determining each fund’s vote:

Factors For Approval	Factors Against Approval
Nominated slate results in board made up of a majority of	Nominated slate results in board made up of a majority of
independent directors.	non-independent directors.
All members of Audit, Nominating, and Compensation	Audit, Nominating, and/or Compensation committees include
committees are independent of management.	non-independent members.
Incumbent board member failed to attend at least 75% of meetings in the previous year.
Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).

B. Contested director elections

In the case of contested board elections, we will evaluate the nominees’ qualifications, the performance of the incumbent board, and the rationale behind the dissidents’ campaign, to determine the outcome that we believe will maximize shareholder value.

C. Classified boards

The funds will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures in which only part of the board is elected each year.

II. Approval of Independent Auditors

The relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. The funds will generally support management’s recommendation for the ratification of the auditor, except in instances in which audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether independence has been compromised.

III. Compensation Issues

A. Stock-based compensation plans

Appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders with the interests of management, employees, and directors. The funds oppose plans that substantially dilute their ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company’s employees. However, we will evaluate compensation proposals in the context of several factors (a company’s industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company’s other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

The following factors will be among those considered in evaluating these proposals:

Factors For Approval	Factors Against Approval
Company requires senior executives to hold a minimum amount	Total potential dilution (including all stock-based plans) exceeds 15% of
of company stock (frequently expressed as a multiple of salary).	shares outstanding.
Company requires stock acquired through option exercise to be	Annual option grants have exceeded 2% of shares outstanding.
held for a certain period of time.
Compensation program includes performance-vesting awards,	Plan permits repricing or replacement of options without
indexed options, or other performance-linked grants.	shareholder approval.
Concentration of option grants to senior executives is limited	Plan provides for the issuance of reload options.
(indicating that the plan is very broad-based).
Stock-based compensation is clearly used as a substitute for	Plan contains automatic share replenishment (evergreen) feature.
cash in delivering market-competitive total pay.

B. Bonus plans

Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.

C. Employee stock purchase plans

The funds will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan amount to less than 5% of the outstanding shares.

D. Executive severance agreements (golden parachutes)

Although executives’ incentives for continued employment should be more significant than severance benefits, there are instances—particularly in the event of a change in control—in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive’s salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus—or where severance is guaranteed absent a change in control—should be submitted for shareholder approval.

IV. Corporate Structure and Shareholder Rights

The exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders’ ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. In general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

The funds’ positions on a number of the most commonly presented issues in this area are as follows:

A. Shareholder rights plans (poison pills)

A company’s adoption of a so-called poison pill effectively limits a potential acquirer’s ability to buy a controlling interest without the approval of the target’s board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

In general, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:

Factors For Approval	Factors Against Approval
Plan is relatively short-term (3-5 years).	Plan is long term (>5 years).
Plan requires shareholder approval for renewal.	Renewal of plan is automatic or does not require shareholder approval.
Plan incorporates review by a committee of independent	Ownership trigger is less than 15%.
directors at least every three years (so-called TIDE provisions).
Plan includes permitted-bid/qualified-offer feature (chewable	Classified board.
pill) that mandates a shareholder vote in certain situations.
Ownership trigger is reasonable (15-20%).	Board with limited independence.
Highly independent, non-classified board.

B. Cumulative voting

The funds are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.

C. Supermajority vote requirements

The funds support shareholders’ ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, the funds will support proposals to remove supermajority requirements and oppose proposals to impose them.

D. Right to call meetings and act by written consent

The funds support shareholders’ right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. The funds will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.

E. Confidential voting

The integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, the funds support proposals to provide confidential voting.

F. Dual classes of stock

We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.

V. Corporate and Social Policy Issues

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. The Board generally believes that these are “ordinary business matters” that are primarily the responsibility of management and should be evaluated and approved solely by the corporation’s board of directors. Often, proposals may address concerns with which the Board philosophically agrees, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), the funds will typically abstain from voting on these proposals. This reflects the belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of a fund’s investment and management is not responsive to the matter.

VI. Voting in Foreign Markets

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund’s votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund’s portfolio companies. We will evaluate issues presented to shareholders for each fund’s foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.

Many foreign markets require that securities be “blocked” or reregistered to vote at a company’s meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.

The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances in which the issues presented are unlikely to have a material impact on shareholder value.

VII. Voting Shares of a Company that has an Ownership Limitation

Certain companies have provisions in their governing documents that restrict stock ownership in excess of a specified limit. The ownership limit may be applied at the individual fund level or across all Vanguard-advised funds. Typically, these ownership restrictions are included in the governing documents of real estate investment trusts, but may be included in other companies’ governing documents.

A company’s governing documents normally allow the company to grant a waiver of these ownership limits, which would allow a fund (or all Vanguard-advised funds) to exceed the stated ownership limit. Sometimes a company will grant a waiver without restriction. From time to time, a company may grant a waiver only if a fund (or funds) agrees to not vote the company’s shares in excess of the normal specified limit. In such a circumstance, a fund may refrain from voting shares if owning the shares beyond the company’s specified limit is in the best interests of the fund and its shareholders.

VIII. Voting on a Fund’s Holdings of Other Vanguard Funds

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

IX. The Proxy Voting Group

The Board has delegated the day-to-day operations of the funds’ proxy voting process to the Proxy Voting Group, which the Committee oversees. Although most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, at the Board’s or the Committee’s discretion, such action is warranted.

The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

X. The Proxy Oversight Committee

The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund.

The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse himself or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.

The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness, and Vanguard’s Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, at its sole discretion, to be in the best interests of each fund’s shareholders. In determining how to apply the guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.

The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard’s website at vanguard.com.

You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard’s internet site, at vanguard.com, or the SEC’s website at sec.gov.

FINANCIAL STATEMENTS

Each Fund’s Financial Statements for the fiscal year ended December 31, 2010, appearing in the Funds‘ 2010 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference into this Statement of Additional Information. For a more complete discussion of each Fund’s performance, please see the Funds‘ Annual and Semiannual Reports to Shareholders, which may be obtained without charge.

DESCRIPTION OF BOND RATINGS

The following are excerpts from Moody’s Investors Service, Inc.’s description of its four highest bond ratings:

Aaa—Judged to be of the best quality. They carry the smallest degree of investment risk.

Aa—Judged to be of high quality by all standards. Together with the Aaa group they make up what are generally known as high-grade bonds.

A—Possess many favorable investment attributes and are to be considered as “upper-medium-grade obligations.”

Baa—Considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Moody’s also supplies numerical indicators (1, 2, and 3) to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

The following are excerpts from Standard & Poor’s description of its four highest bond ratings:

AAA—Highest grade obligations. The capacity to pay interest and repay principal is extremely strong.

AA—Also qualify as high-grade obligations. They have a strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree.

A—Regarded as upper-medium-grade. They have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest that qualifies for commercial bank investment.

Standard & Poor’s applies indicators “+”, or “–”, or no character, to its rating categories. The indicators show relative standing within the major rating categories.

“FTSE®” and “FTSE4Good ™”are trademarks jointly owned by the London Stock Exchange plc and The Financial Times Limited and are used by FTSE International Limited under license. “GEIS” and “All-World” are trademarks of FTSE International Limited. The FTSE4Good US Select Index, FTSE Global Equity Index Series (GEIS), FTSE All-World ex US Index, FTSE All-World Index, FTSE High Dividend Yield Index, and FTSE Global Small Cap ex US Index are calculated by FTSE International Limited. FTSE International Limited does not sponsor, endorse, or promote the fund; is not in any way connected to it; and does not accept any liability in relation to its issue, operation, and trading. Russell is a trademark of The Frank Russell Company. Standard & Poor’s®, S&P ®, S&P 500®, Standard & Poor’s 500, 500®, S&P MidCap 400®, and S&P Small Cap 600® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by The Vanguard Group, Inc. The Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by S&P or its Affiliates, and S&P and its Affiliates make no representation, warranty, or condition regarding the advisability of buying, selling, or holding units/shares in the funds. Vanguard ETFs are not sponsored, endorsed, sold, or promoted by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of Vanguard ETFs or any member of the public regarding the advisability of investing in securities generally or in Vanguard ETFs particularly or the ability of the Barclays Capital Index to track general bond market performance. Barclays Capital hereby expressly disclaims all warranties of merchantability and fitness for a particular purpose with respect to the Barclays Capital Index and any data included therein. Barclays Capital’s only relationship to Vanguard and Vanguard ETFs is the licensing of the Barclays Capital Index which is determined, composed, and calculated by Barclays Capital without regard to Vanguard or the Vanguard ETFs. Barclays Capital is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of Vanguard ETFs to be issued. CFA® and Chartered Financial Analyst ® are trademarks owned by CFA Institute.

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SAI002 042011

Asset Allocation Fund

Financial Statements

Statement of Net Assets

As of September 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market				Market
		Value				Value
	Shares	($000)			Shares	($000)
Common Stocks (66.0%)[1]				Mattel Inc.	223,182	5,236
Consumer Discretionary (6.9%)				Gap Inc.	268,180	4,999
McDonald’s Corp.	647,116	48,217		Fortune Brands Inc.	95,392	4,696
Walt Disney Co.	1,164,571	38,559	*	O’Reilly Automotive Inc.	86,554	4,605
* Amazon.com Inc.	213,995	33,610		VF Corp.	55,148	4,468
Home Depot Inc.	1,018,207	32,257		Limited Brands Inc.	159,711	4,277
Comcast Corp. Class A	1,710,321	30,923		Genuine Parts Co.	94,978	4,235
* Ford Motor Co.	2,085,951	25,532	*	Apollo Group Inc. Class A	78,615	4,037
Target Corp.	438,983	23,459		JC Penney Co. Inc.	147,905	4,020
* DIRECTV Class A	528,844	22,016	*	AutoZone Inc.	17,521	4,011
Time Warner Inc.	684,402	20,977		Harley-Davidson Inc.	140,948	4,009
Lowe’s Cos. Inc.	853,569	19,026		Ross Stores Inc.	72,605	3,966
NIKE Inc. Class B	236,416	18,946		Wynn Resorts Ltd.	45,012	3,906
News Corp. Class A	1,373,138	17,933		Nordstrom Inc.	101,992	3,794
Viacom Inc. Class B	373,738	13,526		Whirlpool Corp.	46,767	3,786
Yum! Brands Inc.	286,571	13,199		Darden Restaurants Inc.	87,565	3,746
Johnson Controls Inc.	403,336	12,302		Family Dollar Stores Inc.	84,245	3,720
Time Warner Cable Inc.	216,507	11,689		Hasbro Inc.	83,561	3,719
Starbucks Corp.	450,464	11,523	*	CarMax Inc.	132,619	3,695
TJX Cos. Inc.	244,182	10,898		Expedia Inc.	124,844	3,522
* priceline.com Inc.	29,242	10,186		Polo Ralph Lauren Corp.
Carnival Corp.	260,313	9,946		Class A	39,075	3,511
* Kohl’s Corp.	187,979	9,903		Tiffany & Co.	74,607	3,506
Staples Inc.	439,307	9,190	*	Interpublic Group of
Best Buy Co. Inc.	208,760	8,524		Cos. Inc.	303,230	3,041
Coach Inc.	181,483	7,796		Wyndham Worldwide Corp. 110,530		3,036
* Discovery				Newell Rubbermaid Inc.	167,984	2,992
Communications Inc.				International
Class A	172,737	7,523		Game Technology	184,413	2,665
Omnicom Group Inc.	185,696	7,331		Scripps Networks
* Bed Bath & Beyond Inc.	161,844	7,026		Interactive Inc. Class A	54,732	2,604
CBS Corp. Class B	417,249	6,618		H&R Block Inc.	189,281	2,451
McGraw-Hill Cos. Inc.	192,044	6,349	*	Urban Outfitters Inc.	76,260	2,398
Marriott International Inc.			*,^	Sears Holdings Corp.	29,987	2,163
Class A	171,376	6,140		Leggett & Platt Inc.	93,835	2,136
Stanley Black & Decker Inc. 99,780		6,114		Abercrombie & Fitch Co.	53,717	2,112
Starwood Hotels &				DeVry Inc.	39,369	1,937
Resorts Worldwide Inc.	112,803	5,928	*	GameStop Corp. Class A	97,562	1,923
Macy’s Inc.	251,276	5,802		DR Horton Inc.	166,552	1,852
				Gannett Co. Inc.	142,270	1,740

14

Asset Allocation Fund

			Market			Market
			Value			Value
		Shares	($000)		Shares	($000)
	RadioShack Corp.	79,760	1,701	Brown-Forman Corp.
*	Big Lots Inc.	51,026	1,697	Class B	63,595	3,920
*	Pulte Group Inc.	193,151	1,692	* Whole Foods Market Inc.	90,030	3,341
*	Goodyear Tire & Rubber Co. 139,510		1,500	McCormick & Co. Inc.	79,156	3,328
	Washington Post Co. Class B 3,584		1,431	Tyson Foods Inc. Class A	182,414	2,922
	Lennar Corp. Class A	91,681	1,410	* Constellation Brands Inc.
*	Harman International			Class A	109,444	1,936
	Industries Inc.	38,879	1,299	Hormel Foods Corp.	43,205	1,927
*,^	AutoNation Inc.	39,333	914	SUPERVALU Inc.	123,179	1,420
	Meredith Corp.	27,220	907	* Dean Foods Co.	112,085	1,144
*	Office Depot Inc.	173,346	797			709,698
*	Eastman Kodak Co.	174,064	731	Energy (7.2%)
*	New York Times Co.			Exxon Mobil Corp.	3,093,635	191,156
	Class A	72,427	561	Chevron Corp.	1,220,297	98,905
			656,122	ConocoPhillips	903,985	51,916
Consumer Staples (7.5%)				Schlumberger Ltd.	830,194	51,148
	Procter & Gamble Co.	1,726,361	103,530	Occidental Petroleum Corp. 494,320		38,705
	Coca-Cola Co.	1,402,258	82,060	Apache Corp.	218,949	21,404
	Wal-Mart Stores Inc.	1,219,514	65,268	Halliburton Co.	548,248	18,131
	PepsiCo Inc.	967,620	64,289	Devon Energy Corp.	264,818	17,144
	Philip Morris			Anadarko Petroleum Corp.	299,040	17,060
	International Inc.	1,114,377	62,427	EOG Resources Inc.	155,107	14,420
	Kraft Foods Inc.	1,058,232	32,657	Marathon Oil Corp.	428,557	14,185
	Altria Group Inc.	1,261,389	30,299	National Oilwell Varco Inc.	257,179	11,437
	CVS Caremark Corp.	824,208	25,938	Baker Hughes Inc.	258,426	11,009
	Colgate-Palmolive Co.	295,543	22,716	Hess Corp.	178,855	10,574
	Walgreen Co.	591,565	19,817	Spectra Energy Corp.	398,237	8,980
	Costco Wholesale Corp.	265,376	17,114	Chesapeake Energy Corp.	392,583	8,892
	Kimberly-Clark Corp.	248,964	16,195	Noble Energy Inc.	107,642	8,083
	General Mills Inc.	391,222	14,295	Peabody Energy Corp.	163,753	8,026
	Archer-Daniels-Midland Co.	394,828	12,603	Murphy Oil Corp.	115,264	7,137
	Sysco Corp.	362,874	10,349	* Southwestern Energy Co.	211,580	7,075
	HJ Heinz Co.	194,294	9,204	Williams Cos. Inc.	355,190	6,788
	Kroger Co.	399,279	8,648	* Cameron International Corp. 145,625		6,256
	Avon Products Inc.	262,147	8,418	Valero Energy Corp.	340,775	5,967
	Kellogg Co.	157,463	7,954	El Paso Corp.	421,732	5,221
	Lorillard Inc.	92,477	7,427	* FMC Technologies Inc.	73,873	5,045
	Mead Johnson Nutrition Co. 122,392		6,965	Consol Energy Inc.	134,062	4,955
	Reynolds American Inc.	102,950	6,114	Pioneer Natural
	Coca-Cola Enterprises Inc.	196,193	6,082	Resources Co.	68,734	4,470
	ConAgra Foods Inc.	270,458	5,934	* Denbury Resources Inc.	241,198	3,833
	Clorox Co.	86,422	5,770	Range Resources Corp.	95,314	3,634
	Sara Lee Corp.	412,091	5,534	QEP Resources Inc.	106,829	3,220
	Dr Pepper Snapple			* Nabors Industries Ltd.	170,161	3,073
	Group Inc.	149,993	5,328	EQT Corp.	83,802	3,022
	Safeway Inc.	233,586	4,943	^ Diamond Offshore
	Hershey Co.	94,535	4,499	Drilling Inc.	42,002	2,846
	JM Smucker Co.	74,143	4,488	Sunoco Inc.	73,827	2,695
	Estee Lauder Cos. Inc.			Helmerich & Payne Inc.	64,365	2,604
	Class A	70,965	4,487	* Rowan Cos. Inc.	70,790	2,149
	Molson Coors Brewing Co.			Cabot Oil & Gas Corp.	62,168	1,872
	Class B	93,277	4,405	Massey Energy Co.	59,115	1,834
	Campbell Soup Co.	111,981	4,003	Tesoro Corp.	84,205	1,125
						685,996

15

Asset Allocation Fund

		Market			Market
		Value			Value
	Shares	($000)		Shares	($000)
Financials (10.2%)			* Intercontinental-
JPMorgan Chase & Co.	2,412,212	91,833	Exchange Inc.	44,304	4,640
* Berkshire Hathaway Inc.			Lincoln National Corp.	191,155	4,572
Class B	1,044,475	86,357	NYSE Euronext	158,404	4,526
Wells Fargo & Co.	3,176,176	79,817	XL Group PLC Class A	206,111	4,464
Bank of America Corp.	6,082,248	79,738	Unum Group	199,502	4,419
* Citigroup Inc.	14,339,453	55,924	KeyCorp	539,060	4,291
Goldman Sachs Group Inc.	312,269	45,148	M&T Bank Corp.	51,585	4,220
American Express Co.	645,163	27,116	Comerica Inc.	104,383	3,878
US Bancorp	1,164,075	25,167	Hudson City Bancorp Inc.	315,248	3,865
MetLife Inc.	548,864	21,104	Kimco Realty Corp.	237,336	3,738
Morgan Stanley	847,063	20,905	* Genworth Financial Inc.
Bank of New York			Class A	300,790	3,676
Mellon Corp.	732,790	19,148	Plum Creek Timber Co. Inc. 100,445		3,546
PNC Financial Services			Health Care REIT Inc.	73,299	3,470
Group Inc.	318,588	16,538	* SLM Corp.	294,785	3,405
Simon Property Group Inc.	175,810	16,305	* American International
Prudential Financial Inc.	285,292	15,457	Group Inc.	84,418	3,301
Aflac Inc.	287,779	14,881	ProLogis	280,021	3,299
Travelers Cos. Inc.	283,964	14,795	* CB Richard Ellis Group Inc.
ACE Ltd.	204,500	11,912	Class A	173,414	3,170
State Street Corp.	300,527	11,318	Moody’s Corp.	119,027	2,973
Chubb Corp.	192,084	10,947	Cincinnati Financial Corp.	101,197	2,920
Capital One Financial Corp.	272,945	10,795	People’s United
CME Group Inc.	39,972	10,411	Financial Inc.	219,737	2,876
Allstate Corp.	329,699	10,402	Assurant Inc.	68,806	2,800
BB&T Corp.	419,862	10,110	* Leucadia National Corp.	118,359	2,796
Franklin Resources Inc.	88,936	9,507	Legg Mason Inc.	91,517	2,774
Progressive Corp.	414,836	8,658	Torchmark Corp.	48,541	2,579
Vornado Realty Trust	95,984	8,209	Huntington Bancshares Inc. 417,876		2,369
Public Storage	84,354	8,186	Zions Bancorporation	103,622	2,213
Charles Schwab Corp.	588,060	8,174	Marshall & Ilsley Corp.	306,552	2,158
Equity Residential	169,886	8,081	* First Horizon National Corp.	150,930	1,722
T Rowe Price Group Inc.	158,177	7,919	* NASDAQ OMX Group Inc.	85,224	1,656
Marsh &			* E*Trade Financial Corp.	112,253	1,632
McLennan Cos. Inc.	326,092	7,865	Apartment Investment &
SunTrust Banks Inc.	301,683	7,792	Management Co.	69,409	1,484
Loews Corp.	195,184	7,397	Federated Investors Inc.
Ameriprise Financial Inc.	153,095	7,246	Class B	53,846	1,226
Northern Trust Corp.	148,176	7,148	Janus Capital Group Inc.	94,663	1,037
Boston Properties Inc.	83,619	6,950			973,896
HCP Inc.	186,459	6,709	Health Care (7.7%)
AON Corp.	162,596	6,359	Johnson & Johnson	1,672,279	103,614
Hartford Financial Services			Pfizer Inc.	4,884,068	83,859
Group Inc.	265,951	6,104	Merck & Co. Inc.	1,872,100	68,912
Invesco Ltd.	278,602	5,915	Abbott Laboratories	936,356	48,915
Fifth Third Bancorp	479,722	5,771	* Amgen Inc.	580,549	31,994
Host Hotels & Resorts Inc.	393,428	5,697	Bristol-Myers Squibb Co.	1,041,114	28,225
Discover Financial Services	334,351	5,577	UnitedHealth Group Inc.	687,874	24,151
Regions Financial Corp.	756,504	5,500	Eli Lilly & Co.	615,124	22,470
AvalonBay			Medtronic Inc.	657,677	22,085
Communities Inc.	49,997	5,196	* Gilead Sciences Inc.	507,017	18,055
Principal Financial			Baxter International Inc.	355,518	16,962
Group Inc.	197,644	5,123	* Express Scripts Inc.	334,051	16,268
Ventas Inc.	96,756	4,990	* Celgene Corp.	279,759	16,117

16

Asset Allocation Fund

		Market			Market
		Value			Value
	Shares	($000)		Shares	($000)
* WellPoint Inc.	242,253	13,721	Deere & Co.	256,775	17,918
* Medco Health			FedEx Corp.	191,715	16,392
Solutions Inc.	261,832	13,631	General Dynamics Corp.	234,241	14,713
Allergan Inc.	185,646	12,351	Illinois Tool Works Inc.	296,640	13,948
* Thermo Fisher			Norfolk Southern Corp.	226,018	13,450
Scientific Inc.	251,075	12,021	Danaher Corp.	324,244	13,168
* Genzyme Corp.	155,448	11,004	Lockheed Martin Corp.	181,325	12,925
Becton Dickinson and Co.	143,536	10,636	CSX Corp.	231,024	12,780
Stryker Corp.	202,507	10,135	Tyco International Ltd.	301,281	11,066
McKesson Corp.	159,311	9,842	Precision Castparts Corp.	86,198	10,977
Aetna Inc.	260,436	8,232	Cummins Inc.	120,663	10,930
* Biogen Idec Inc.	145,467	8,164	Northrop Grumman Corp.	179,250	10,868
* St. Jude Medical Inc.	196,204	7,719	PACCAR Inc.	220,530	10,619
Cardinal Health Inc.	214,046	7,072	Raytheon Co.	229,400	10,486
* Intuitive Surgical Inc.	23,583	6,691	Waste Management Inc.	292,841	10,466
* Zimmer Holdings Inc.	126,075	6,598	Eaton Corp.	100,237	8,269
CIGNA Corp.	166,452	5,956	CH Robinson Worldwide Inc.	99,752	6,975
* Hospira Inc.	100,290	5,718	Parker Hannifin Corp.	97,981	6,865
* Boston Scientific Corp.	926,702	5,681	Expeditors International of
* Forest Laboratories Inc.	171,140	5,293	Washington Inc.	131,774	6,092
* Humana Inc.	105,082	5,279	Dover Corp.	116,322	6,073
AmerisourceBergen Corp.			Southwest Airlines Co.	460,681	6,021
Class A	170,150	5,217	Republic Services Inc.
* Life Technologies Corp.	107,281	5,009	Class A	186,991	5,701
* Laboratory Corp. of			Rockwell Collins Inc.	96,876	5,643
America Holdings	62,423	4,896	Goodrich Corp.	74,907	5,523
CR Bard Inc.	59,404	4,837	Rockwell Automation Inc.	88,153	5,442
Quest Diagnostics Inc.	90,415	4,563	Fluor Corp.	107,728	5,336
* Varian Medical Systems Inc.	75,059	4,541	ITT Corp.	112,473	5,267
* DaVita Inc.	63,140	4,359	L-3 Communications
* Waters Corp.	58,283	4,125	Holdings Inc.	71,184	5,144
* Mylan Inc.	191,753	3,607	Fastenal Co.	88,411	4,703
* Cerner Corp.	41,348	3,473	WW Grainger Inc.	36,458	4,343
DENTSPLY International Inc.	93,402	2,986	* Stericycle Inc.	53,766	3,736
* Cephalon Inc.	46,133	2,881	Flowserve Corp.	33,619	3,679
* CareFusion Corp.	112,516	2,795	Roper Industries Inc.	56,094	3,656
* Watson Pharmaceuticals Inc. 65,458		2,770	Textron Inc.	163,594	3,363
* Coventry Health Care Inc.	96,433	2,076	Pall Corp.	72,739	3,029
PerkinElmer Inc.	79,366	1,837	* Jacobs Engineering
Patterson Cos. Inc.	57,735	1,654	Group Inc.	73,436	2,842
* King Pharmaceuticals Inc.	152,368	1,518	Pitney Bowes Inc.	127,319	2,722
* Tenet Healthcare Corp.	266,119	1,256	Iron Mountain Inc.	114,848	2,566
		731,771	Equifax Inc.	82,066	2,560
Industrials (7.1%)			Robert Half International Inc.	93,244	2,424
General Electric Co.	6,491,319	105,484	* Quanta Services Inc.	124,360	2,373
United Technologies Corp.	565,831	40,304	Dun & Bradstreet Corp.	32,000	2,372
United Parcel Service Inc.			Masco Corp.	215,390	2,371
Class B	599,991	40,013	Avery Dennison Corp.	61,948	2,299
3M Co.	432,211	37,477	Cintas Corp.	82,041	2,260
Caterpillar Inc.	382,439	30,090	RR Donnelley & Sons Co.	126,851	2,151
Boeing Co.	446,064	29,681	Snap-On Inc.	37,103	1,726
Union Pacific Corp.	302,694	24,760	Ryder System Inc.	35,430	1,515
Emerson Electric Co.	457,475	24,091			678,061
Honeywell International Inc.	464,595	20,414

17

Asset Allocation Fund

			Market			Market
			Value			Value
		Shares	($000)		Shares	($000)
Information Technology (12.5%)				* NVIDIA Corp.	335,563	3,919
*	Apple Inc.	554,504	157,341	* Western Digital Corp.	137,682	3,909
	Microsoft Corp.	4,632,462	113,449	* Micron Technology Inc.	529,477	3,818
	International Business			KLA-Tencor Corp.	102,807	3,622
	Machines Corp.	767,268	102,921	Harris Corp.	81,115	3,593
*	Google Inc. Class A	150,469	79,115	Microchip Technology Inc.	111,712	3,513
*	Cisco Systems Inc.	3,462,131	75,821	* VeriSign Inc.	106,711	3,387
	Intel Corp.	3,384,305	65,080	* Electronic Arts Inc.	200,995	3,302
	Oracle Corp.	2,353,019	63,179	* SAIC Inc.	171,612	2,742
	Hewlett-Packard Co.	1,381,442	58,117	* Advanced Micro
	QUALCOMM Inc.	976,985	44,082	Devices Inc.	352,025	2,503
*	EMC Corp.	1,249,433	25,376	* FLIR Systems Inc.	94,593	2,431
	Visa Inc. Class A	298,181	22,143	* Lexmark International Inc.
	Texas Instruments Inc.	727,319	19,739	Class A	49,820	2,223
	Corning Inc.	945,910	17,291	National
*	eBay Inc.	699,017	17,056	Semiconductor Corp.	145,344	1,856
*	Dell Inc.	1,029,503	13,342	* LSI Corp.	398,321	1,816
	Mastercard Inc. Class A	58,603	13,127	Molex Inc.	85,292	1,785
	Automatic Data			Total System Services Inc.	112,730	1,718
	Processing Inc.	303,663	12,763	Tellabs Inc.	230,072	1,714
*	Motorola Inc.	1,413,801	12,060	* MEMC Electronic
*	Cognizant Technology			Materials Inc.	141,259	1,684
	Solutions Corp. Class A	181,119	11,677	Jabil Circuit Inc.	113,566	1,636
*	Yahoo! Inc.	805,841	11,419	* Novellus Systems Inc.	60,371	1,605
*	NetApp Inc.	215,830	10,746	* JDS Uniphase Corp.	117,884	1,461
*	Juniper Networks Inc.	321,793	9,766	* QLogic Corp.	78,522	1,385
	Broadcom Corp. Class A	271,178	9,597	* Teradyne Inc.	118,430	1,319
	Applied Materials Inc.	820,549	9,584	* Novell Inc.	204,877	1,223
	Xerox Corp.	818,710	8,474	* Compuware Corp.	143,119	1,221
*	Adobe Systems Inc.	322,772	8,440	* Monster Worldwide Inc.	75,909	984
*	Salesforce.com Inc.	70,571	7,890			1,183,314
*	Citrix Systems Inc.	112,960	7,708	Materials (2.4%)
*	Intuit Inc.	173,470	7,600	EI du Pont de
*	Symantec Corp.	483,406	7,333	Nemours & Co.	549,433	24,516
	Western Union Co.	409,312	7,233	Freeport-McMoRan
*	Agilent Technologies Inc.	214,732	7,166	Copper & Gold Inc.	285,804	24,405
	Analog Devices Inc.	177,731	5,577	Dow Chemical Co.	696,073	19,114
	Altera Corp.	182,181	5,495	Newmont Mining Corp.	297,512	18,687
	Paychex Inc.	197,739	5,436	Praxair Inc.	186,248	16,811
*	Akamai Technologies Inc.	105,898	5,314	Monsanto Co.	331,652	15,896
	Amphenol Corp. Class A	105,917	5,188	Air Products &
	CA Inc.	243,904	5,151	Chemicals Inc.	129,231	10,703
*	Fiserv Inc.	94,785	5,101	Alcoa Inc.	611,899	7,410
*	SanDisk Corp.	137,627	5,044	Nucor Corp.	193,211	7,381
*,^	First Solar Inc.	32,375	4,770	Ecolab Inc.	143,737	7,293
*	Red Hat Inc.	113,126	4,638	PPG Industries Inc.	100,155	7,291
*	McAfee Inc.	96,922	4,581	International Paper Co.	261,560	5,689
*	Autodesk Inc.	140,925	4,505	Cliffs Natural Resources Inc.	80,477	5,144
*	BMC Software Inc.	111,121	4,498	Weyerhaeuser Co.	318,918	5,026
	Computer Sciences Corp.	95,074	4,373	Sigma-Aldrich Corp.	75,074	4,533
	Linear Technology Corp.	137,602	4,229	Sherwin-Williams Co.	55,553	4,174
	Fidelity National Information			CF Industries Holdings Inc.	42,282	4,038
	Services Inc.	155,770	4,226	United States Steel Corp.	86,175	3,778
	Xilinx Inc.	154,703	4,117	Eastman Chemical Co.	44,863	3,320
*	Teradata Corp.	105,461	4,067	Ball Corp.	55,806	3,284

18

Asset Allocation Fund

			Market				Market
			Value				Value
		Shares	($000)			Shares	($000)
	Airgas Inc.	45,656	3,102		PG&E Corp.	236,078	10,723
	FMC Corp.	44,360	3,035		American Electric
	Allegheny Technologies Inc. 61,523		2,858		Power Co. Inc.	292,857	10,610
*	Owens-Illinois Inc.	99,885	2,803		Public Service Enterprise
	Vulcan Materials Co.	75,908	2,802		Group Inc.	306,558	10,141
*	Pactiv Corp.	81,006	2,672		Entergy Corp.	113,761	8,706
	MeadWestvaco Corp.	105,667	2,576		Consolidated Edison Inc.	171,111	8,251
	International Flavors &				Sempra Energy	151,173	8,133
	Fragrances Inc.	49,981	2,425		PPL Corp.	290,696	7,916
	Sealed Air Corp.	94,234	2,118		Progress Energy Inc.	176,607	7,845
	Bemis Co. Inc.	66,246	2,103		FirstEnergy Corp.	187,069	7,210
*	Titanium Metals Corp.	54,606	1,090		Edison International	197,711	6,799
	AK Steel Holding Corp.	65,963	911		Xcel Energy Inc.	281,403	6,464
			226,988	*	AES Corp.	418,395	4,749
Telecommunication Services (2.1%)					DTE Energy Co.	102,000	4,685
	AT&T Inc.	3,586,981	102,588		Wisconsin Energy Corp.	73,573	4,252
	Verizon				Ameren Corp.	145,897	4,143
	Communications Inc.	1,718,983	56,022		Constellation Energy
*	American Tower Corp.				Group Inc.	125,156	4,035
	Class A	242,800	12,446		CenterPoint Energy Inc.	245,036	3,852
*	Sprint Nextel Corp.	1,831,142	8,478	*	NRG Energy Inc.	157,305	3,275
	CenturyLink Inc.	181,996	7,181		Northeast Utilities	108,047	3,195
	Qwest Communications				NiSource Inc.	168,199	2,927
	International Inc.	1,036,360	6,498		Oneok Inc.	62,251	2,804
	Frontier				SCANA Corp.	68,679	2,769
	Communications Corp.	606,772	4,957		Pepco Holdings Inc.	139,999	2,604
	Windstream Corp.	283,873	3,489		Pinnacle West Capital Corp.	63,057	2,602
*	MetroPCS				Allegheny Energy Inc.	102,921	2,524
	Communications Inc.	161,568	1,690		CMS Energy Corp.	136,755	2,464
					Integrys Energy Group Inc.	46,651	2,429
			203,349
					TECO Energy Inc.	129,175	2,237
Utilities (2.4%)
					Nicor Inc.	23,852	1,093
	Southern Co.	498,844	18,577
	Exelon Corp.	400,815	17,067				228,676
	Dominion Resources Inc.	358,555	15,654	Total Common Stocks
	Duke Energy Corp.	799,021	14,151	(Cost $4,243,125)			6,277,871
	NextEra Energy Inc.	253,545	13,790

						Face	Market
					Maturity	Amount	Value
				Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (8.0%)[1]
U.S. Government Securities (8.0%)
	United States Treasury Note/Bond			8.000%	11/15/21	44,708	67,432
	United States Treasury Note/Bond			7.125%	2/15/23	22,978	33,142
	United States Treasury Note/Bond			6.250%	8/15/23	38,109	51,614
	United States Treasury Note/Bond			6.875%	8/15/25	24,582	35,713
	United States Treasury Note/Bond			6.000%	2/15/26	29,136	39,356

19

Asset Allocation Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	6.125%	11/15/27	32,449	44,795
United States Treasury Note/Bond	6.250%	5/15/30	31,471	44,536
United States Treasury Note/Bond	5.375%	2/15/31	31,599	40,679
United States Treasury Note/Bond	4.500%	2/15/36	39,695	45,625
United States Treasury Note/Bond	5.000%	5/15/37	6,100	7,574
United States Treasury Note/Bond	4.500%	5/15/38	5,312	6,107
United States Treasury Note/Bond	3.500%	2/15/39	38,590	37,318
United States Treasury Note/Bond	4.250%	5/15/39	44,293	48,701
United States Treasury Note/Bond	4.500%	8/15/39	48,465	55,477
United States Treasury Note/Bond	4.375%	11/15/39	53,925	60,472
United States Treasury Note/Bond	4.625%	2/15/40	54,545	63,698
United States Treasury Note/Bond	4.375%	5/15/40	51,002	57,258
United States Treasury Note/Bond	3.875%	8/15/40	20,123	20,799
Total U.S. Government and Agency Obligations (Cost $679,039)				760,296

			Shares
Temporary Cash Investments (26.5%)[1]
Money Market Fund (23.4%)
2,3 Vanguard Market Liquidity Fund	0.261%		2,220,204,013	2,220,204

			Face
			Amount
			($000)
U.S. Government and Agency Obligations (1.4%)
4 United States Treasury Bill	0.140%	12/23/10	132,250	132,208

Commercial Paper (1.7%)
Abbey National NA LLC	0.350%	10/12/10	1,350	1,350
Commerzbank U.S. Finance Inc.	0.451%	10/1/10	20,000	20,000
Intesa Funding LLC	0.340%	12/1/10	35,000	34,983
Lloyds TSB Bank PLC	0.450%	10/20/10	20,000	19,997
Natixis US Finance Co.	0.350%	12/10/10	30,700	30,683
Santander Central Hispano Finance (Delaware), Inc. 0.440%		10/19/10	20,000	19,995
Societe Generale N.A. Inc.	0.310%	12/9/10	16,000	15,991
Societe Generale N.A. Inc.	0.300%	12/17/10	20,000	19,988
UBS Finance	0.205%	12/22/10	2,000	1,999
				164,986
Total Temporary Cash Investments (Cost $2,517,388)				2,517,398
Total Investments (100.5%) (Cost $7,439,552)				9,555,565
Other Assets and Liabilities (-0.5%)
Other Assets				30,815
Liabilities[3]				(80,549)
				(49,734)
Net Assets (100%)				9,505,831

20

Asset Allocation Fund

At September 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	8,530,679
Undistributed Net Investment Income	17,859
Accumulated Net Realized Losses	(1,194,940)
Unrealized Appreciation (Depreciation)
Investment Securities	2,116,013
Futures Contracts	36,220
Net Assets	9,505,831

Investor Shares—Net Assets
Applicable to 356,283,420 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,240,914
Net Asset Value Per Share—Investor Shares	$23.13

Admiral Shares—Net Assets
Applicable to 24,359,311 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,264,917
Net Asset Value Per Share—Admiral Shares	$51.93

  See Note A in Notes to Financial Statements.
  Non-income-producing security.
  Part of security position is on loan to broker-dealers. The total value of securities on loan is $8,814,000.
  The fund invests a portion of its cash reserves in equity and bond markets through the use of futures contracts. After giving effect to futures investments, the fund’s effective positions in common stock, U.S. government obligations, and temporary cash investments represent 79.3%, 21.0%, and 0.2%, respectively, of net assets.
  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
  Includes $9,143,000 of collateral received for securities on loan.
  Securities with a value of $132,198,000 have been segregated as initial margin for open futures contracts. REIT—Real Estate Investment Trust.
  See accompanying Notes, which are an integral part of the Financial Statements.

21

Asset Allocation Fund

Statement of Operations

Year Ended
September 30, 2010
($000)
Investment Income
Income
Dividends	130,644
Interest[1]	59,398
Security Lending	465
Total Income	190,507
Expenses
Investment Advisory Fees—Note B
Basic Fee	9,985
Performance Adjustment	(5,308)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	15,880
Management and Administrative—Admiral Shares	1,515
Marketing and Distribution—Investor Shares	1,569
Marketing and Distribution—Admiral Shares	228
Custodian Fees	117
Auditing Fees	27
Shareholders’ Reports—Investor Shares	66
Shareholders’ Reports—Admiral Shares	4
Trustees’ Fees and Expenses	18
Total Expenses	24,101
Net Investment Income	166,406
Realized Net Gain (Loss)
Investment Securities Sold	173,334
Futures Contracts	256,311
Realized Net Gain (Loss)	429,645
Change in Unrealized Appreciation (Depreciation)
Investment Securities	446,092
Futures Contracts	(20,448)
Change in Unrealized Appreciation (Depreciation)	425,644
Net Increase (Decrease) in Net Assets Resulting from Operations	1,021,695
1 Interest income from an affiliated company of the fund was $4,643,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Asset Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	166,406	173,447
Realized Net Gain (Loss)	429,645	(985,882)
Change in Unrealized Appreciation (Depreciation)	425,644	(235,904)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,021,695	(1,048,339)
Distributions
Net Investment Income
Investor Shares	(143,513)	(165,958)
Admiral Shares	(23,859)	(29,992)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(167,372)	(195,950)
Capital Share Transactions
Investor Shares	(347,450)	(184,139)
Admiral Shares	(155,522)	(194,542)
Net Increase (Decrease) from Capital Share Transactions	(502,972)	(378,681)
Total Increase (Decrease)	351,351	(1,622,970)
Net Assets
Beginning of Period	9,154,480	10,777,450
End of Period[1]	9,505,831	9,154,480
1 Net Assets—End of Period includes undistributed net investment income of $17,859,000 and $18,825,000.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Asset Allocation Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$21.11	$23.91	$30.92	$27.29	$25.08
Investment Operations
Net Investment Income	.394	.384	.594	.660	.520
Net Realized and Unrealized Gain (Loss)
on Investments	2.019	(2.752)	(6.945)	3.590	2.200
Total from Investment Operations	2.413	(2.368)	(6.351)	4.250	2.720
Distributions
Dividends from Net Investment Income	(.393)	(.432)	(.659)	(.620)	(.510)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.393)	(.432)	(.659)	(.620)	(.510)
Net Asset Value, End of Period	$23.13	$21.11	$23.91	$30.92	$27.29

Total Return[1]	11.57%	-9.60%	-20.84%	15.69%	11.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,241	$7,849	$9,043	$11,833	$10,024
Ratio of Total Expenses to
Average Net Assets[2]	0.27%	0.29%	0.31%	0.37%	0.41%
Ratio of Net Investment Income to
Average Net Assets	1.78%	2.07%	2.11%	2.25%	2.01%
Portfolio Turnover Rate	34%	16%	5%	6%	16%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.06%), (0.07%), 0.00%, 0.04%, and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Asset Allocation Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$47.39	$53.69	$69.43	$61.28	$56.33
Investment Operations
Net Investment Income	.924	.908	1.403	1.555	1.235
Net Realized and Unrealized Gain (Loss)
on Investments	4.549	(6.185)	(15.599)	8.054	4.924
Total from Investment Operations	5.473	(5.277)	(14.196)	9.609	6.159
Distributions
Dividends from Net Investment Income	(.933)	(1.023)	(1.544)	(1.459)	(1.209)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.933)	(1.023)	(1.544)	(1.459)	(1.209)
Net Asset Value, End of Period	$51.93	$47.39	$53.69	$69.43	$61.28

Total Return	11.70%	-9.51%	-20.76%	15.81%	11.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,265	$1,305	$1,734	$2,310	$1,858
Ratio of Total Expenses to
Average Net Assets[1]	0.19%	0.18%	0.20%	0.27%	0.30%
Ratio of Net Investment Income to
Average Net Assets	1.86%	2.18%	2.22%	2.35%	2.12%
Portfolio Turnover Rate	34%	16%	5%	6%	16%
1 Includes performance-based investment advisory fee increases (decreases) of (0.06%), (0.07%), 0.00%, 0.04%, and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Asset Allocation Fund

Notes to Financial Statements

Vanguard Asset Allocation Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses S&P 500 Index and U.S. Treasury futures contracts, with the objectives of maintaining full exposure to the stock and bond markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying securities while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of securities held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

26

Asset Allocation Fund

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Mellon Capital Management Corporation provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Barclays Capital U.S. Long Treasury Bond Index. For the year ended September 30, 2010, the investment advisory fee represented an effective annual basic rate of 0.11% of the fund’s average net assets before a decrease of $5,308,000 (0.06%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2010, the fund had contributed capital of $1,711,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.68% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

27

Asset Allocation Fund

The following table summarizes the fund’s investments as of September 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	6,277,871	—	—
U.S. Government and Agency Obligations	—	760,296	—
Temporary Cash Investments	2,220,204	297,194	—
Futures Contracts—Assets[1]	1,068	—	—
Futures Contracts—Liabilities[1]	(4,641)	—	—
Total	8,494,502	1,057,490	—
1 Represents variation margin on the last day of the reporting period.

E. At September 30, 2010, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Equity	Interest Rate
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	1,068	1,068
Liabilities	(4,641)	—	(4,641)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2010, were:

	Equity	Interest Rate
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	84,841	171,470	256,311

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	10,395	(30,843)	(20,448)

At September 30, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
30-Year U.S. Treasury Bond	December 2010	11,897	1,590,852	(7,313)
S&P 500 Index	December 2010	4,113	1,168,812	40,827
E-mini S&P 500 Index	December 2010	1,533	87,128	2,706

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

28

Asset Allocation Fund

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2010, the fund had $34,857,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $1,155,271,000 to offset future net capital gains of $77,389,000 through September 30, 2012, and $1,077,882,000 through September 30, 2017.

At September 30, 2010, the cost of investment securities for tax purposes was $7,439,552,000.

Net unrealized appreciation of investment securities for tax purposes was $2,116,013,000, consisting of unrealized gains of $2,534,413,000 on securities that had risen in value since their purchase and $418,400,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended September 30, 2010, the fund purchased $16,423,000 of investment securities and sold $254,926,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,333,957,000 and $2,368,163,000, respectively.

H. Capital share transactions for each class of shares were:
			Year Ended September 30,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	578,391	26,562	1,141,130	63,562
Issued in Lieu of Cash Distributions	142,268	6,591	164,300	9,026
Redeemed	(1,068,109)	(48,762)	(1,489,569)	(78,980)
Net Increase (Decrease)—Investor Shares	(347,450)	(15,609)	(184,139)	(6,392)
Admiral Shares
Issued	92,789	1,878	74,170	1,789
Issued in Lieu of Cash Distributions	21,348	441	27,019	662
Redeemed	(269,659)	(5,498)	(295,731)	(7,217)
Net Increase (Decrease)—Admiral Shares	(155,522)	(3,179)	(194,542)	(4,766)

I. In preparing the financial statements as of September 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

29

Asset Allocation Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market			Market
		Value			Value
	Shares	($000)		Shares	($000)
Common Stocks (68.0%)[1]			Macy’s Inc.	215,144	5,219
Consumer Discretionary (7.1%)			Gap Inc.	229,616	5,203
Walt Disney Co.	981,153	42,278	Harley-Davidson Inc.	120,681	5,128
McDonald’s Corp.	539,869	41,079	Best Buy Co. Inc.	171,906	4,937
Comcast Corp. Class A	1,440,663	35,613	Wynn Resorts Ltd.	38,539	4,904
* Amazon.com Inc.	183,223	33,004	Fortune Brands Inc.	77,758	4,812
Home Depot Inc.	844,321	31,291	Mattel Inc.	191,089	4,764
* Ford Motor Co.	1,953,856	29,132	JC Penney Co. Inc.	126,636	4,547
News Corp. Class A	1,175,682	20,645	Limited Brands Inc.	136,744	4,496
Time Warner Inc.	566,091	20,209	Ross Stores Inc.	62,164	4,421
* DIRECTV Class A	412,134	19,288	Genuine Parts Co.	81,321	4,362
Lowe’s Cos. Inc.	716,639	18,941	VF Corp.	44,118	4,347
Target Corp.	367,408	18,374	* O’Reilly Automotive Inc.	74,108	4,258
NIKE Inc. Class B	196,708	14,891	Polo Ralph Lauren Corp.
Viacom Inc. Class B	310,118	14,427	Class A	33,456	4,137
Johnson Controls Inc.	345,338	14,356	Cablevision Systems Corp.
Starbucks Corp.	385,688	14,251	Class A	119,326	4,130
Time Warner Cable Inc.	178,346	12,723	Tiffany & Co.	63,879	3,925
* priceline.com Inc.	25,036	12,679	Nordstrom Inc.	87,326	3,919
Yum! Brands Inc.	242,028	12,435	* AutoZone Inc.	13,893	3,801
TJX Cos. Inc.	203,272	10,109	* CarMax Inc.	113,549	3,645
CBS Corp. Class B	357,249	8,946	Darden Restaurants Inc.	70,986	3,488
Carnival Corp.	222,880	8,550	Whirlpool Corp.	40,042	3,418
Coach Inc.	155,386	8,086	Hasbro Inc.	71,544	3,351
Kohl’s Corp.	149,938	7,953	Family Dollar Stores Inc.	64,148	3,292
Staples Inc.	376,135	7,305	Interpublic Group
Omnicom Group Inc.	147,658	7,244	of Cos. Inc.	259,626	3,263
Stanley Black &			Wyndham
Decker Inc.	85,432	6,544	Worldwide Corp.	94,635	3,010
* Bed Bath & Beyond Inc.	129,829	6,267	* Apollo Group Inc. Class A	67,310	2,808
McGraw-Hill Cos. Inc.	158,103	6,229	Newell Rubbermaid Inc.	143,828	2,751
* Discovery			H&R Block Inc.	162,062	2,713
Communications Inc.			Abercrombie & Fitch Co.	45,992	2,700
Class A	147,898	5,901	International Game
Starwood Hotels &			Technology	157,895	2,563
Resorts Worldwide Inc.	96,583	5,613	Expedia Inc.	106,892	2,422
* Netflix Inc.	22,441	5,326	Scripps Networks
Marriott International Inc.			Interactive Inc. Class A	46,862	2,347
Class A	146,733	5,221	Leggett & Platt Inc.	80,341	1,968

12

Asset Allocation Fund

			Market			Market
			Value			Value
		Shares	($000)		Shares	($000)
*	Urban Outfitters Inc.	65,293	1,948	Dr Pepper Snapple
*	GameStop Corp. Class A	83,533	1,881	Group Inc.	116,865	4,343
*,^	Sears Holdings Corp.	22,583	1,866	Molson Coors Brewing Co.
	DeVry Inc.	33,707	1,856	Class B	79,863	3,745
	Gannett Co. Inc.	121,812	1,855	Brown-Forman Corp.
*	Goodyear Tire &			Class B	54,450	3,719
	Rubber Co.	119,449	1,789	McCormick & Co. Inc.	67,773	3,241
	DR Horton Inc.	142,602	1,661	Campbell Soup Co.	95,878	3,174
*	Big Lots Inc.	37,274	1,619	Tyson Foods Inc. Class A	156,183	2,997
	Harman International			Hormel Foods Corp.	73,984	2,060
	Industries Inc.	33,288	1,559	* Constellation Brands Inc.
	Lennar Corp. Class A	78,497	1,422	Class A	93,706	1,900
	Washington Post Co.			* Dean Foods Co.	95,968	960
	Class B	3,069	1,343	SUPERVALU Inc.	105,465	942
*	Pulte Group Inc.	165,376	1,224			638,534
*,^	AutoNation Inc.	33,676	1,191	Energy (9.0%)
	RadioShack Corp.	56,265	845	Exxon Mobil Corp.	2,567,337	215,990
			652,018	Chevron Corp.	1,037,963	111,508
Consumer Staples (6.9%)				Schlumberger Ltd.	704,488	65,701
	Procter & Gamble Co.	1,447,423	89,161	ConocoPhillips	741,116	59,185
	Coca-Cola Co.	1,187,226	78,772	Occidental
	Philip Morris			Petroleum Corp.	420,391	43,927
	International Inc.	929,814	61,024	Apache Corp.	198,253	25,955
	Wal-Mart Stores Inc.	1,011,943	52,672	Halliburton Co.	469,410	23,395
	PepsiCo Inc.	817,025	52,624	Anadarko Petroleum Corp.	256,039	20,975
	Kraft Foods Inc.	898,533	28,178	Devon Energy Corp.	224,066	20,563
	Altria Group Inc.	1,080,002	28,112	Marathon Oil Corp.	366,930	19,561
	CVS Caremark Corp.	706,436	24,245	National Oilwell Varco Inc.	216,123	17,132
	Colgate-Palmolive Co.	254,837	20,581	EOG Resources Inc.	138,416	16,404
	Walgreen Co.	476,527	19,128	Baker Hughes Inc.	221,264	16,247
	Costco Wholesale Corp.	224,319	16,447	Hess Corp.	154,868	13,196
	Kimberly-Clark Corp.	209,665	13,685	Chesapeake Energy Corp.	336,130	11,267
	General Mills Inc.	329,069	12,027	Peabody Energy Corp.	140,205	10,089
	Archer-Daniels-Midland Co.	330,098	11,887	Williams Cos. Inc.	304,114	9,482
	Sysco Corp.	302,268	8,373	Spectra Energy Corp.	332,915	9,049
	HJ Heinz Co.	166,355	8,121	Valero Energy Corp.	291,771	8,701
	Kroger Co.	330,497	7,922	Noble Energy Inc.	89,723	8,672
	Lorillard Inc.	79,179	7,523	* Southwestern Energy Co.	181,155	7,784
	Kellogg Co.	129,989	7,017	Murphy Oil Corp.	98,689	7,246
	Reynolds American Inc.	176,292	6,264	* Cameron
	Mead Johnson			International Corp.	124,684	7,119
	Nutrition Co.	104,793	6,071	El Paso Corp.	361,088	6,500
	Avon Products Inc.	224,451	6,069	Consol Energy Inc.	114,783	6,156
	Sara Lee Corp.	338,393	5,979	Noble Corp.	132,389	6,040
	Estee Lauder Cos. Inc.			Pioneer Natural
	Class A	57,919	5,581	Resources Co.	58,850	5,998
	ConAgra Foods Inc.	231,567	5,500	* FMC Technologies Inc.	63,250	5,976
	Clorox Co.	73,994	5,185	* Newfield Exploration Co.	68,720	5,223
	Whole Foods Market Inc.	77,084	5,080	* Denbury Resources Inc.	206,514	5,039
	Safeway Inc.	199,997	4,708	Range Resources Corp.	81,609	4,771
	Coca-Cola Enterprises Inc.	167,980	4,586	* Nabors Industries Ltd.	145,681	4,426
	JM Smucker Co.	63,481	4,532	EQT Corp.	76,653	3,825
	Hershey Co.	80,941	4,399	Helmerich & Payne Inc.	55,109	3,785

13

Asset Allocation Fund

		Market			Market
		Value			Value
	Shares	($000)		Shares	($000)
QEP Resources Inc.	91,467	3,708	Discover Financial
Massey Energy Co.	50,614	3,460	Services	286,272	6,905
Sunoco Inc.	63,210	2,882	Boston Properties Inc.	71,594	6,791
Cabot Oil & Gas Corp.	53,228	2,819	Weyerhaeuser Co.	273,058	6,717
Diamond Offshore			Fifth Third Bancorp	474,803	6,590
Drilling Inc.	35,962	2,794	Northern Trust Corp.	126,869	6,439
* Rowan Cos. Inc.	60,611	2,678	Host Hotels & Resorts Inc.	350,341	6,169
* Tesoro Corp.	72,097	1,934	Hartford Financial Services
		827,162	Group Inc.	227,707	6,132
Financials (10.7%)			Invesco Ltd.	238,539	6,097
JPMorgan Chase & Co.	2,055,175	94,744	M&T Bank Corp.	61,860	5,473
Wells Fargo & Co.	2,721,711	86,278	Principal Financial
* Berkshire Hathaway Inc.			Group Inc.	169,223	5,434
Class B	894,478	74,805	AvalonBay
Bank of America Corp.	5,229,016	69,703	Communities Inc.	42,807	5,140
* Citigroup Inc.	14,979,843	66,211	Lincoln National Corp.	163,668	4,917
Goldman Sachs			NYSE Euronext	135,625	4,770
Group Inc.	268,547	42,557	Regions Financial Corp.	647,720	4,702
US Bancorp	988,076	26,115	* Intercontinental-
American Express Co.	542,075	24,502	Exchange Inc.	37,933	4,686
MetLife Inc.	543,517	24,312	ProLogis	288,711	4,614
Morgan Stanley	796,995	21,774	Health Care REIT Inc.	87,782	4,603
Bank of New York			Ventas Inc.	82,843	4,498
Mellon Corp.	640,907	19,144	Unum Group	162,017	4,253
PNC Financial Services			* SLM Corp.	270,505	4,139
Group Inc.	272,776	17,182	KeyCorp	461,544	4,098
Simon Property			XL Group plc Class A	165,092	4,061
Group Inc.	153,233	16,420	* CB Richard Ellis Group Inc.
Prudential Financial Inc.	250,217	15,408	Class A	148,477	3,964
Travelers Cos. Inc.	224,862	13,375	Leucadia National Corp.	101,339	3,804
Aflac Inc.	242,483	12,798	Plum Creek Timber Co. Inc.	86,001	3,750
Capital One			Kimco Realty Corp.	203,207	3,727
Financial Corp.	233,697	12,143	* Genworth Financial Inc.
State Street Corp.	257,312	11,564	Class A	257,537	3,466
ACE Ltd.	175,142	11,332	Moody’s Corp.	101,910	3,456
CME Group Inc.	34,225	10,321	Comerica Inc.	89,372	3,282
BB&T Corp.	359,487	9,868	Huntington Bancshares Inc. 438,010		2,908
Franklin Resources Inc.	76,147	9,524	Cincinnati Financial Corp.	86,645	2,842
Chubb Corp.	153,256	9,396	Legg Mason Inc.	78,357	2,828
Charles Schwab Corp.	503,498	9,078	Torchmark Corp.	41,561	2,763
AON Corp.	170,638	9,037	Hudson City Bancorp Inc.	269,916	2,613
Allstate Corp.	275,201	8,746	American International
T Rowe Price Group Inc.	131,601	8,741	Group Inc.	72,279	2,540
Equity Residential	151,358	8,538	People’s United
Marsh &			Financial Inc.	188,080	2,366
McLennan Cos. Inc.	279,200	8,323	Marshall & Ilsley Corp.	262,470	2,097
Public Storage	72,224	8,010	Assurant Inc.	54,097	2,083
Ameriprise Financial Inc.	127,048	7,760	Zions Bancorporation	88,721	2,046
SunTrust Banks Inc.	258,301	7,449	* NASDAQ OMX Group Inc.	72,969	1,886
Progressive Corp.	345,330	7,297	* E*Trade Financial Corp.	112,662	1,761
Vornado Realty Trust	82,181	7,191	Apartment Investment &
HCP Inc.	188,668	7,158	Management Co.	59,428	1,514
Loews Corp.	162,071	6,984	First Horizon National Corp.	131,569	1,475

14

Asset Allocation Fund

		Market			Market
		Value			Value
	Shares	($000)		Shares	($000)
^ Federated Investors Inc.			* Waters Corp.	47,063	4,090
Class B	46,103	1,233	* Cerner Corp.	35,402	3,937
Janus Capital Group Inc.	81,050	1,011	* Watson
		980,431	Pharmaceuticals Inc.	63,936	3,581
Health Care (7.5%)			* CareFusion Corp.	113,378	3,197
Johnson & Johnson	1,418,286	84,033	* Cephalon Inc.	39,499	2,993
Pfizer Inc.	4,136,373	84,010	DENTSPLY
Merck & Co. Inc.	1,588,247	52,428	International Inc.	74,357	2,750
Abbott Laboratories	796,626	39,075	* Coventry Health Care Inc.	74,309	2,370
* Amgen Inc.	485,839	25,968	* Tenet Healthcare Corp.	227,851	1,697
UnitedHealth Group Inc.	565,583	25,564	Patterson Cos. Inc.	49,433	1,591
Bristol-Myers Squibb Co.	881,312	23,293	PerkinElmer Inc.	58,335	1,532
Medtronic Inc.	557,006	21,918			692,140
Eli Lilly & Co.	526,670	18,523	Industrials (7.7%)
* Gilead Sciences Inc.	412,268	17,497	General Electric Co.	5,491,405	110,103
Baxter International Inc.	299,750	16,118	United Technologies Corp.	475,899	40,285
* Express Scripts Inc.	273,868	15,230	United Parcel Service Inc.
* Celgene Corp.	243,329	13,999	Class B	510,193	37,918
WellPoint Inc.	194,761	13,592	Caterpillar Inc.	329,968	36,742
* Covidien plc	258,700	13,437	3M Co.	370,060	34,601
* Medco Health			Boeing Co.	378,842	28,008
Solutions Inc.	210,278	11,809	Union Pacific Corp.	254,140	24,990
* Thermo Fisher			Honeywell
Scientific Inc.	206,395	11,465	International Inc.	403,444	24,090
Allergan Inc.	158,950	11,289	Emerson Electric Co.	387,556	22,645
Stryker Corp.	173,387	10,542	Deere & Co.	219,851	21,301
McKesson Corp.	131,681	10,409	CSX Corp.	194,275	15,270
* Genzyme Corp.	133,094	10,135	FedEx Corp.	161,808	15,137
Becton Dickinson and Co.	114,884	9,147	General Dynamics Corp.	196,554	15,048
* Biogen Idec Inc.	124,549	9,141	Danaher Corp.	277,618	14,408
St. Jude Medical Inc.	169,155	8,671	Illinois Tool Works Inc.	253,984	13,644
* Agilent Technologies Inc.	177,469	7,947	Norfolk Southern Corp.	186,271	12,903
Aetna Inc.	208,112	7,790	Lockheed Martin Corp.	151,860	12,210
Cardinal Health Inc.	183,266	7,538	Cummins Inc.	103,313	11,325
* Intuitive Surgical Inc.	20,191	6,733	Tyco International Ltd.	251,738	11,270
CIGNA Corp.	142,516	6,311	Precision Castparts Corp.	73,802	10,862
* Zimmer Holdings Inc.	103,099	6,241	PACCAR Inc.	188,818	9,885
* Humana Inc.	85,871	6,006	Raytheon Co.	189,681	9,649
AmerisourceBergen Corp.			Eaton Corp.	171,644	9,516
Class A	145,683	5,763	Northrop Grumman Corp.	150,757	9,454
* Boston Scientific Corp.	793,443	5,705	Waste Management Inc.	244,007	9,111
* Edwards			Ingersoll-Rand plc	166,934	8,065
Lifesciences Corp.	59,304	5,159	Parker Hannifin Corp.	83,891	7,943
* Mylan Inc.	225,488	5,112	Rockwell Automation Inc.	72,515	6,864
* Life Technologies Corp.	96,191	5,042	Fluor Corp.	92,237	6,794
* Laboratory Corp. of			CH Robinson
America Holdings	53,447	4,924	Worldwide Inc.	85,407	6,331
* Hospira Inc.	85,868	4,740	Dover Corp.	95,440	6,274
* Forest Laboratories Inc.	146,531	4,733	ITT Corp.	96,300	5,783
Quest Diagnostics Inc.	79,894	4,611	Goodrich Corp.	64,136	5,486
CR Bard Inc.	44,377	4,407	Expeditors International of
* DaVita Inc.	49,696	4,250	Washington Inc.	108,601	5,445
* Varian Medical			Rockwell Collins Inc.	82,944	5,377
Systems Inc.	60,569	4,097	Joy Global Inc.	53,383	5,275

15

Asset Allocation Fund

		Market				Market
		Value				Value
	Shares	($000)			Shares	($000)
Southwest Airlines Co.	394,436	4,982		Applied Materials Inc.	686,606	10,725
Fastenal Co.	75,697	4,907		Broadcom Corp. Class A	244,558	9,631
Republic Services Inc.			*	NetApp Inc.	189,663	9,138
Class A	160,102	4,809	*	Adobe Systems Inc.	264,948	8,786
L-3 Communications			*	Salesforce.com Inc.	60,424	8,071
Holdings Inc.	58,065	4,547	*	Motorola Solutions Inc.	172,928	7,728
Roper Industries Inc.	48,028	4,152	*	Intuit Inc.	142,723	7,579
* Stericycle Inc.	46,034	4,082		Xerox Corp.	700,980	7,465
WW Grainger Inc.	29,605	4,076	*	Symantec Corp.	397,651	7,372
Textron Inc.	140,069	3,836	*	Citrix Systems Inc.	96,716	7,105
Flowserve Corp.	28,785	3,707		Altera Corp.	161,260	7,099
Pall Corp.	62,280	3,588		Western Union Co.	338,008	7,020
* Jacobs Engineering				Analog Devices Inc.	152,173	5,993
Group Inc.	62,875	3,234	*	SanDisk Corp.	117,837	5,431
Iron Mountain Inc.	98,333	3,071	*	Autodesk Inc.	120,660	5,322
Pitney Bowes Inc.	109,010	2,800		Paychex Inc.	169,303	5,309
Masco Corp.	184,417	2,567	*	NVIDIA Corp.	287,309	5,304
Equifax Inc.	63,225	2,456	*	Micron Technology Inc.	453,338	5,195
Robert Half				Amphenol Corp. Class A	90,686	4,932
International Inc.	79,836	2,443	*	Fiserv Inc.	76,881	4,822
* Quanta Services Inc.	106,477	2,388		CA Inc.	198,441	4,798
Avery Dennison Corp.	53,039	2,226	*	BMC Software Inc.	90,795	4,516
Dun & Bradstreet Corp.	27,399	2,198	*,^	First Solar Inc.	27,720	4,459
Cintas Corp.	70,245	2,126	*	Red Hat Inc.	96,858	4,396
RR Donnelley & Sons Co.	108,610	2,055	*	Western Digital Corp.	117,884	4,396
Snap-On Inc.	31,768	1,908		Fidelity National
Ryder System Inc.	25,651	1,298		Information Services Inc.	133,371	4,360
* Huntington Ingalls				Xilinx Inc.	132,457	4,345
Industries Inc.	25,126	1,043	*	Teradata Corp.	85,517	4,336
		704,511	*	F5 Networks Inc.	41,344	4,241
Information Technology (12.3%)				KLA-Tencor Corp.	88,024	4,170
* Apple Inc.	475,954	165,846		Computer Sciences Corp.	81,403	3,967
International Business				Linear Technology Corp.	117,815	3,962
Machines Corp.	631,523	102,982	*	Motorola Mobility
Microsoft Corp.	3,828,747	97,097		Holdings Inc.	151,312	3,692
* Google Inc. Class A	129,545	75,941		Microchip Technology Inc.	95,648	3,636
Oracle Corp.	2,009,882	67,070	*	Akamai Technologies Inc.	90,670	3,445
Intel Corp.	2,840,811	57,299		Harris Corp.	69,450	3,445
Cisco Systems Inc.	2,864,834	49,132	*	Electronic Arts Inc.	172,092	3,361
QUALCOMM Inc.	848,144	46,504		VeriSign Inc.	91,366	3,308
Hewlett-Packard Co.	1,128,891	46,251		FLIR Systems Inc.	80,991	2,803
* EMC Corp.	1,068,454	28,367	*	Advanced Micro
Texas Instruments Inc.	609,166	21,053		Devices Inc.	301,405	2,592
Visa Inc. Class A	252,749	18,607	*	SAIC Inc.	146,934	2,486
* eBay Inc.	590,866	18,341	*	JDS Uniphase Corp.	114,510	2,386
Corning Inc.	809,890	16,708	*	LSI Corp.	341,043	2,319
Automatic Data				Jabil Circuit Inc.	97,235	1,987
Processing Inc.	254,024	13,034		Molex Inc.	73,027	1,834
Mastercard Inc. Class A	50,176	12,630	*	Teradyne Inc.	101,400	1,806
* Cognizant Technology				National
Solutions Corp. Class A	155,075	12,623		Semiconductor Corp.	124,443	1,785
* Dell Inc.	864,128	12,539	*	Novellus Systems Inc.	44,555	1,654
* Juniper Networks Inc.	275,738	11,603	*	Lexmark International Inc.
* Yahoo! Inc.	676,869	11,270		Class A	42,657	1,580

16

Asset Allocation Fund

		Market			Market
		Value			Value
	Shares	($000)		Shares	($000)
* MEMC Electronic			* Sprint Nextel Corp.	1,567,826	7,275
Materials Inc.	120,946	1,568	CenturyLink Inc.	155,825	6,474
Total System Services Inc.	81,800	1,474	Qwest Communications
* Compuware Corp.	122,539	1,415	International Inc.	887,333	6,060
* Novell Inc.	175,415	1,040	Frontier
* Monster Worldwide Inc.	64,994	1,033	Communications Corp.	519,519	4,270
Tellabs Inc.	196,987	1,032	Windstream Corp.	243,053	3,128
		1,128,551	* MetroPCS
Materials (2.5%)			Communications Inc.	138,336	2,247
Freeport-McMoRan					189,788
Copper & Gold Inc.	485,764	26,984	Utilities (2.2%)
EI du Pont de			Southern Co.	433,638	16,526
Nemours & Co.	475,860	26,158	Exelon Corp.	343,178	14,153
Dow Chemical Co.	603,010	22,763	Dominion Resources Inc.	301,411	13,473
Monsanto Co.	276,099	19,951	Duke Energy Corp.	684,123	12,417
Praxair Inc.	159,465	16,202	NextEra Energy Inc.	217,086	11,966
Newmont Mining Corp.	254,730	13,903	PG&E Corp.	202,131	8,930
Air Products &			American Electric
Chemicals Inc.	110,648	9,978	Power Co. Inc.	250,744	8,811
Alcoa Inc.	546,959	9,654	Public Service Enterprise
PPG Industries Inc.	83,767	7,975	Group Inc.	262,476	8,271
Nucor Corp.	165,428	7,613	FirstEnergy Corp.	218,946	8,121
Cliffs Natural			Consolidated Edison Inc.	146,505	7,431
Resources Inc.	68,904	6,772	Progress Energy Inc.	151,212	6,977
International Paper Co.	223,948	6,759	Sempra Energy	124,916	6,683
Ecolab Inc.	118,446	6,043	Entergy Corp.	94,126	6,326
CF Industries Holdings Inc.	36,201	4,952	PPL Corp.	248,894	6,297
Sigma-Aldrich Corp.	64,279	4,091	Edison International	169,281	6,194
Sherwin-Williams Co.	47,565	3,995	Xcel Energy Inc.	240,938	5,756
United States Steel Corp.	73,783	3,980	* AES Corp.	339,303	4,411
Eastman Chemical Co.	38,411	3,815	DTE Energy Co.	87,333	4,276
Allegheny			Wisconsin Energy Corp.	125,988	3,843
Technologies Inc.	52,676	3,567	CenterPoint Energy Inc.	209,801	3,684
Ball Corp.	95,562	3,426	Oneok Inc.	53,300	3,565
FMC Corp.	37,981	3,226	Ameren Corp.	124,917	3,506
Vulcan Materials Co.	64,993	2,964	Constellation Energy
MeadWestvaco Corp.	90,473	2,744	Group Inc.	107,159	3,336
International Flavors &			Northeast Utilities	92,510	3,201
Fragrances Inc.	42,794	2,666	* NRG Energy Inc.	134,685	2,901
Airgas Inc.	39,091	2,596	NiSource Inc.	144,013	2,762
* Owens-Illinois Inc.	85,521	2,582	CMS Energy Corp.	129,099	2,535
Sealed Air Corp.	80,684	2,151	SCANA Corp.	58,802	2,315
Bemis Co. Inc.	56,719	1,861	Pinnacle West
AK Steel Holding Corp.	56,477	891	Capital Corp.	53,989	2,310
* Titanium Metals Corp.	46,753	869	Pepco Holdings Inc.	119,868	2,235
		231,131	TECO Energy Inc.	110,600	2,075
Telecommunication Services (2.1%)			Integrys Energy Group Inc.	39,943	2,017
AT&T Inc.	3,052,175	93,397	Nicor Inc.	20,422	1,097
Verizon					198,401
Communications Inc.	1,457,289	56,164	Total Common Stocks
* American Tower Corp.			(Cost $3,335,950)		6,242,667
Class A	207,886	10,773

17

Asset Allocation Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (5.0%)[1]
U.S. Government Securities (5.0%)
United States Treasury Note/Bond	7.875%	2/15/21	2,265	3,117
United States Treasury Note/Bond	8.125%	5/15/21	6,125	8,573
United States Treasury Note/Bond	8.125%	8/15/21	845	1,186
United States Treasury Note/Bond	8.000%	11/15/21	13,995	19,521
United States Treasury Note/Bond	7.125%	2/15/23	10,481	13,886
United States Treasury Note/Bond	6.250%	8/15/23	7,137	8,854
United States Treasury Note/Bond	7.500%	11/15/24	7,531	10,382
United States Treasury Note/Bond	7.625%	2/15/25	8,433	11,765
United States Treasury Note/Bond	6.875%	8/15/25	9,640	12,678
United States Treasury Note/Bond	6.000%	2/15/26	10,154	12,351
United States Treasury Note/Bond	6.750%	8/15/26	266	347
United States Treasury Note/Bond	6.500%	11/15/26	8,416	10,748
United States Treasury Note/Bond	6.625%	2/15/27	612	792
United States Treasury Note/Bond	6.375%	8/15/27	708	896
United States Treasury Note/Bond	6.125%	11/15/27	7,953	9,818
United States Treasury Note/Bond	5.500%	8/15/28	8,475	9,806
United States Treasury Note/Bond	5.250%	11/15/28	9,287	10,445
United States Treasury Note/Bond	5.250%	2/15/29	9,117	10,258
United States Treasury Note/Bond	6.125%	8/15/29	2,376	2,947
United States Treasury Note/Bond	6.250%	5/15/30	5,487	6,911
United States Treasury Note/Bond	5.375%	2/15/31	10,648	12,167
United States Treasury Note/Bond	4.500%	2/15/36	18,348	18,511
United States Treasury Note/Bond	4.750%	2/15/37	9,112	9,528
United States Treasury Note/Bond	5.000%	5/15/37	8,170	8,868
United States Treasury Note/Bond	4.375%	2/15/38	11,297	11,105
United States Treasury Note/Bond	4.500%	5/15/38	14,653	14,687
United States Treasury Note/Bond	3.500%	2/15/39	18,720	15,681
United States Treasury Note/Bond	4.250%	5/15/39	19,993	19,162
United States Treasury Note/Bond	4.500%	8/15/39	23,253	23,231
United States Treasury Note/Bond	4.375%	11/15/39	27,549	26,929
United States Treasury Note/Bond	4.625%	2/15/40	27,478	27,998
United States Treasury Note/Bond	4.375%	5/15/40	31,205	30,484
United States Treasury Note/Bond	3.875%	8/15/40	31,286	27,972
United States Treasury Note/Bond	4.250%	11/15/40	27,360	26,137
United States Treasury Note/Bond	4.750%	2/15/41	18,318	19,025
Total U.S. Government and Agency Obligations (Cost $468,379)				456,766

			Shares
Temporary Cash Investments (27.5%)[1]
Money Market Fund (24.0%)
[2,3] Vanguard Market Liquidity Fund	0.208%		2,204,575,351	2,204,575

			Face
			Amount
			($000)
U.S. Government and Agency Obligations (1.7%)
4 United States Treasury Bill	0.077%	6/16/11	157,125	157,100

Commercial Paper (1.8%)
Commerzbank U.S. Finance Inc.	0.300%	4/21/11	20,000	19,997
Lloyds TSB Bank plc	0.250%	5/3/11	20,000	19,996

18

Asset Allocation Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Natixis US Finance Co.	0.320%	4/4/11	30,700	30,699
Societe Generale N.A. Inc.	0.325%	4/4/11	20,000	19,999
Societe Generale N.A. Inc.	0.325%	4/11/11	16,000	15,999
Societe Generale N.A. Inc.	0.330%	5/10/11	20,000	19,993
Societe Generale N.A. Inc.	0.380%	5/24/11	1,350	1,350
UBS Finance	0.240%	4/4/11	2,000	2,000
UBS Finance	0.205%	4/25/11	35,000	34,995
				165,028
Total Temporary Cash Investments (Cost $2,526,701)				2,526,703
Total Investments (100.5%) (Cost $6,331,030)				9,226,136
Other Assets and Liabilities (-0.5%)
Other Assets				28,998
Liabilities[3]				(75,021)
				(46,023)
Net Assets (100%)				9,180,113

At March 31, 2011, net assets consisted of:
				Amount
				($000)
Paid-in Capital				7,220,876
Undistributed Net Investment Income				11,411
Accumulated Net Realized Losses				(995,844)
Unrealized Appreciation (Depreciation)
Investment Securities				2,895,106
Futures Contracts				48,564
Net Assets				9,180,113

Investor Shares—Net Assets
Applicable to 292,203,498 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				7,510,846
Net Asset Value Per Share—Investor Shares				$25.70

Admiral Shares—Net Assets
Applicable to 28,923,679 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,669,267
Net Asset Value Per Share—Admiral Shares				$57.71

  See Note A in Notes to Financial Statements.
  Non-income-producing security.
  Part of security position is on loan to broker-dealers. The total value of securities on loan is $6,681,000.
  The fund invests a portion of its cash reserves in equity and bond markets through the use of futures contracts. After giving effect to futures investments, the fund’s effective positions in common stock, U.S. government obligations, and temporary cash investments represent 90.3%, 9.6%, and 0.6%, respectively, of net assets.
  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
  Includes $6,768,000 of collateral received for securities on loan.
  Securities with a value of $157,100,000 have been segregated as initial margin for open futures contracts. REIT—Real Estate Investment Trust.
  See accompanying Notes, which are an integral part of the Financial Statements.

19

Asset Allocation Fund

Statement of Operations

Six Months Ended
March 31, 2011
($000)
Investment Income
Income
Dividends	62,755
Interest[1]	14,120
Security Lending	164
Total Income	77,039
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,959
Performance Adjustment	(1,477)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,556
Management and Administrative—Admiral Shares	926
Marketing and Distribution—Investor Shares	824
Marketing and Distribution—Admiral Shares	126
Custodian Fees	53
Shareholders’ Reports—Investor Shares	16
Shareholders’ Reports—Admiral Shares	2
Trustees’ Fees and Expenses	9
Total Expenses	12,994
Net Investment Income	64,045
Realized Net Gain (Loss)
Investment Securities Sold	83,243
Futures Contracts	115,853
Realized Net Gain (Loss)	199,096
Change in Unrealized Appreciation (Depreciation)
Investment Securities	779,093
Futures Contracts	12,344
Change in Unrealized Appreciation (Depreciation)	791,437
Net Increase (Decrease) in Net Assets Resulting from Operations	1,054,578
1 Interest income from an affiliated company of the fund was $2,388,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Asset Allocation Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	64,045	166,406
Realized Net Gain (Loss)	199,096	429,645
Change in Unrealized Appreciation (Depreciation)	791,437	425,644
Net Increase (Decrease) in Net Assets Resulting from Operations	1,054,578	1,021,695
Distributions
Net Investment Income
Investor Shares	(57,438)	(143,513)
Admiral Shares	(13,055)	(23,859)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(70,493)	(167,372)
Capital Share Transactions
Investor Shares	(1,554,856)	(347,450)
Admiral Shares	245,053	(155,522)
Net Increase (Decrease) from Capital Share Transactions	(1,309,803)	(502,972)
Total Increase (Decrease)	(325,718)	351,351
Net Assets
Beginning of Period	9,505,831	9,154,480
End of Period[1]	9,180,113	9,505,831
1 Net Assets—End of Period includes undistributed net investment income of $11,411,000 and $17,859,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Asset Allocation Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$23.13	$21.11	$23.91	$30.92	$27.29	$25.08
Investment Operations
Net Investment Income	.183	.394	.384	.594	.660	.520
Net Realized and Unrealized Gain (Loss)
on Investments	2.582	2.019	(2.752)	(6.945)	3.590	2.200
Total from Investment Operations	2.765	2.413	(2.368)	(6.351)	4.250	2.720
Distributions
Dividends from Net Investment Income	(.195)	(.393)	(.432)	(.659)	(.620)	(.510)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.195)	(.393)	(.432)	(.659)	(.620)	(.510)
Net Asset Value, End of Period	$25.70	$23.13	$21.11	$23.91	$30.92	$27.29

Total Return[1]	12.01%	11.57%	-9.60%	-20.84%	15.69%	11.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,511	$8,241	$7,849	$9,043	$11,833	$10,024
Ratio of Total Expenses to
Average Net Assets[2]	0.29%	0.27%	0.29%	0.31%	0.37%	0.41%
Ratio of Net Investment Income to
Average Net Assets	1.38%	1.78%	2.07%	2.11%	2.25%	2.01%
Portfolio Turnover Rate	11%	34%	16%	5%	6%	16%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.06%), (0.07%), 0.00%, 0.04%, and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Asset Allocation Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$51.93	$47.39	$53.69	$69.43	$61.28	$56.33
Investment Operations
Net Investment Income	.435	.924	.908	1.403	1.555	1.235
Net Realized and Unrealized Gain (Loss)
on Investments	5.798	4.549	(6.185)	(15.599)	8.054	4.924
Total from Investment Operations	6.233	5.473	(5.277)	(14.196)	9.609	6.159
Distributions
Dividends from Net Investment Income	(.453)	(.933)	(1.023)	(1.544)	(1.459)	(1.209)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.453)	(.933)	(1.023)	(1.544)	(1.459)	(1.209)
Net Asset Value, End of Period	$57.71	$51.93	$47.39	$53.69	$69.43	$61.28

Total Return	12.06%	11.70%	-9.51%	-20.76%	15.81%	11.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,669	$1,265	$1,305	$1,734	$2,310	$1,858
Ratio of Total Expenses to
Average Net Assets[1]	0.21%	0.19%	0.18%	0.20%	0.27%	0.30%
Ratio of Net Investment Income to
Average Net Assets	1.46%	1.86%	2.18%	2.22%	2.35%	2.12%
Portfolio Turnover Rate	11%	34%	16%	5%	6%	16%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.06%), (0.07%), 0.00%, 0.04%, and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Asset Allocation Fund

Notes to Financial Statements

Vanguard Asset Allocation Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses S&P 500 Index and U.S. Treasury futures contracts, with the objectives of maintaining full exposure to the stock and bond markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying securities while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of securities held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and for the period ended March 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

24

Asset Allocation Fund

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Mellon Capital Management Corporation provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the combined index comprising the S&P 500 Index and the Barclays Capital U.S. Long Treasury Bond Index. For the six months ended March 31, 2011, the investment advisory fee represented an effective annual basic rate of 0.11% of the fund’s average net assets before a decrease of $1,477,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2011, the fund had contributed capital of $1,492,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.60% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

25

Asset Allocation Fund

The following table summarizes the fund’s investments as of March 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	6,242,667	—	—
U.S. Government and Agency Obligations	—	456,706	—
Temporary Cash Investments	2,204,575	322,128	—
Futures Contracts—Liabilities[1]	(4,504)	—	—
Total	8,442,738	778,894	—
1 Represents variation margin on the last day of the reporting period.

E. At March 31, 2011, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Equity	Interest Rate
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Liabilities	(4,504)	—	(4,504)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended March 31, 2011, were:

	Equity	Interest Rate
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	233,603	(117,750)	115,853

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	818	11,526	12,344

At March 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2011	4,113	1,358,318	17,601
E-mini S&P 500 Index	June 2011	10,498	693,393	26,750
30-Year U.S. Treasury Bond	June 2011	4,581	550,579	4,213

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

26

Asset Allocation Fund

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2010, the fund had available capital loss carryforwards totaling $1,155,271,000 to offset future net capital gains of $77,389,000 through September 30, 2012, and $1,077,882,000 through September 30, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2011, the cost of investment securities for tax purposes was $6,331,030,000. Net unrealized appreciation of investment securities for tax purposes was $2,895,106,000, consisting of unrealized gains of $3,121,683,000 on securities that had risen in value since their purchase and $226,577,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2011, the fund purchased $107,446,000 of investment securities and sold $1,080,232,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $277,858,000 and $502,550,000, respectively.

H. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	March 31, 2011		September 30, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	212,311	8,679	578,391	26,562
Issued in Lieu of Cash Distributions	56,938	2,364	142,268	6,591
Redeemed	(1,824,105)	(75,123)	(1,068,109)	(48,762)
Net Increase (Decrease)—Investor Shares	(1,554,856)	(64,080)	(347,450)	(15,609)
Admiral Shares
Issued	334,778	6,189	92,789	1,878
Issued in Lieu of Cash Distributions	11,793	218	21,348	441
Redeemed	(101,518)	(1,843)	(269,659)	(5,498)
Net Increase (Decrease)—Admiral Shares	245,053	4,564	(155,522)	(3,179)

I. In preparing the financial statements as of March 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

27

Balanced Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of December 31, 2010

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
McDonald’s Corp.	464,327	35,642	0.3%
Walt Disney Co.	792,710	29,735	0.3%
* Amazon.com Inc.	156,261	28,127	0.3%
Consumer Discretionary—Other †		621,152	6.1%
		714,656	7.0%
Consumer Staples
Procter & Gamble Co.	1,237,947	79,637	0.8%
Coca-Cola Co.	906,835	59,643	0.6%
Wal-Mart Stores Inc.	890,193	48,008	0.5%
Philip Morris International Inc.	799,641	46,803	0.4%
PepsiCo Inc.	694,072	45,344	0.4%
Consumer Staples—Other †		287,810	2.8%
		567,245	5.5%
Energy
Exxon Mobil Corp.	2,221,561	162,441	1.6%
Chevron Corp.	877,185	80,043	0.8%
Schlumberger Ltd.	596,147	49,778	0.5%
ConocoPhillips	614,831	41,870	0.4%
Occidental Petroleum Corp.	354,306	34,757	0.3%
Energy—Other †		329,715	3.2%
		698,604	6.8%
Financials
JPMorgan Chase & Co.	1,729,958	73,385	0.7%
Wells Fargo & Co.	2,169,153	67,222	0.7%
* Citigroup Inc.	12,674,913	59,952	0.6%
Bank of America Corp.	4,376,206	58,379	0.6%
Goldman Sachs Group Inc.	213,679	35,932	0.3%
Financials—Other †		715,605	7.0%
		1,010,475	9.9%

12

Balanced Index Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Health Care
Johnson & Johnson	1,201,802	74,331	0.7%
Pfizer Inc.	3,507,113	61,410	0.6%
Merck & Co. Inc.	1,340,953	48,328	0.5%
Abbott Laboratories	673,380	32,262	0.3%
Health Care—Other †		475,474	4.7%
		691,805	6.8%
Industrials
General Electric Co.	4,664,723	85,318	0.8%
United Technologies Corp.	385,056	30,312	0.3%
Industrials—Other †		595,378	5.9%
		711,008	7.0%
Information Technology
* Apple Inc.	398,600	128,572	1.3%
Microsoft Corp.	3,398,098	94,875	0.9%
International Business Machines Corp.	550,256	80,756	0.8%
* Google Inc. Class A	107,527	63,868	0.6%
Oracle Corp.	1,754,407	54,913	0.5%
Intel Corp.	2,429,320	51,089	0.5%
* Cisco Systems Inc.	2,491,825	50,410	0.5%
Hewlett-Packard Co.	1,018,500	42,879	0.4%
QUALCOMM Inc.	700,365	34,661	0.4%
Information Technology—Other †		555,764	5.4%
		1,157,787	11.3%

Materials †		262,201	2.6%

Telecommunication Services
AT&T Inc.	2,578,138	75,746	0.8%
Verizon Communications Inc.	1,233,342	44,129	0.4%
Telecommunication Services—Other †		54,648	0.5%
		174,523	1.7%

Utilities †		209,916	2.1%
Total Common Stocks (Cost $4,268,435)		6,198,220	60.7%[1]

13

Balanced Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	1.375%	1/15/13	56,710	57,578	0.5%
	United States Treasury Note/Bond	1.375%	5/15/13	47,675	48,361	0.5%
	United States Treasury Note/Bond	4.250%	8/15/14	38,900	42,912	0.4%
	United States Treasury Note/Bond	3.000%	8/31/16	40,175	41,700	0.4%
	United States Treasury Note/Bond	2.750%	11/30/16	39,922	40,764	0.4%
	United States Treasury Note/Bond	0.750%	5/31/12	37,300	37,475	0.4%
	United States Treasury Note/Bond	3.625%	8/15/19	35,800	37,434	0.3%
	United States Treasury Note/Bond	2.125%	11/30/14	32,500	33,297	0.3%
	United States Treasury Note/Bond	6.250%	8/15/23	25,850	32,506	0.3%
	United States Treasury Note/Bond	2.625%	2/29/16	30,550	31,357	0.3%
	United States Treasury Note/Bond	0.875%	2/29/12	29,650	29,817	0.3%
	United States Treasury Note/Bond	0.750%	8/15/13	28,250	28,197	0.3%
	United States Treasury Note/Bond	5.125%	5/15/16	24,375	28,081	0.3%
	United States Treasury Note/Bond	1.750%	4/15/13	27,325	27,948	0.3%
	United States Treasury Note/Bond	0.375%–
		11.250%	1/15/11–8/15/40	912,465	970,248	9.5%
					1,487,675	14.5%
Agency Bonds and Notes
2	Federal Home Loan
	Mortgage Corp.	0.375%–6.750%	3/23/12–9/15/29	66,110	71,095	0.7%
2,3	Federal National
	Mortgage Assn.	0.375%–7.250%	1/9/12–7/15/37	87,205	92,150	0.9%
4	General Electric
	Capital Corp.	2.125%–3.000%	12/9/11–12/28/12	7,825	8,015	0.1%
	Agency Bonds
	and Notes—Other †				108,407	1.0%
					279,667	2.7%
Conventional Mortgage-Backed Securities
2,3	Fannie Mae Pool	3.500%–10.500%	1/1/11–1/1/41	444,732	472,044	4.6%
2,3	Freddie Mac Gold Pool	3.500%–10.000%	1/1/11–1/1/41	313,492	332,274	3.3%
2,3	Freddie Mac Non Gold Pool	8.500%–9.500%	12/1/16–9/1/19	1	1	0.0%
3	Ginnie Mae I Pool	4.000%–10.000%	6/15/11–1/1/41	136,051	144,634	1.4%
3	Ginnie Mae II Pool	4.500%	1/1/41	30,600	31,805	0.3%
3	Ginnie Mae II Pool	4.000%–7.000%	3/20/33–1/1/41	63,920	68,697	0.7%
					1,049,455	10.3%
Nonconventional Mortgage-Backed Securities
2,3	Fannie Mae Pool	2.289%–6.308%	11/1/33–12/1/40	20,038	20,967	0.2%
2,3	Freddie Mac Non Gold Pool	2.490%–6.410%	9/1/34–12/1/40	17,787	18,675	0.2%
					39,642	0.4%
Total U.S. Government and Agency Obligations (Cost $2,783,118)					2,856,439	27.9%

14

Balanced Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
[5]Asset-Backed/Commercial Mortgage-Backed Securities (Cost $134,081) †				148,652	1.5%
Corporate Bonds
Finance
5 Banking†				173,112	1.7%
Brokerage †				5,238	0.1%
FinanceCompanies
3 General Electric Capital Corp. 2.800%–6.875%		2/15/12–11/15/67	22,125	23,909	0.2%
5 Finance Companies—Other †				6,211	0.1%
5 Insurance †				43,513	0.4%
Other Finance †				1,768	0.0%
5 Real Estate Investment Trusts †				11,341	0.1%
				265,092	2.6%
Industrial
BasicIndustry †				40,937	0.4%
CapitalGoods
General Electric Co.	5.000%–5.250%	2/1/13–12/6/17	3,250	3,487	0.0%
5 Capital Goods—Other †				35,094	0.4%
Communication
5 NBC Universal Inc.	2.100%–6.400%	4/1/14–4/1/41	2,325	2,342	0.0%
5 Communication—Other †				81,788	0.8%
Consumer Cyclical †				43,527	0.4%
Consumer Noncyclical †				98,922	1.0%
5 Energy †				53,997	0.5%
Other Industrial †				446	0.0%
5 Technology †				31,067	0.3%
Transportation †				15,852	0.2%
				407,459	4.0%
Utilities
5 Electric†				66,608	0.7%
5 NaturalGas †				24,118	0.2%
Other Utility †				672	0.0%
				91,398	0.9%
Total Corporate Bonds (Cost $717,000)				763,949	7.5%
[5]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $158,996) †				165,700	1.6%
Taxable Municipal Bonds (Cost $32,889) †				32,526	0.3%
Tax-Exempt Municipal Bonds (Cost $75) †				73	0.0%

15

Balanced Index Fund

			Market	Percentage
			Value	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
6,7 Vanguard Market Liquidity Fund	0.211%	213,356,489	213,356	2.1%

8U.S. Government and Agency Obligations †			2,997	0.0%
Total Temporary Cash Investments (Cost $216,353)			216,353	2.1%[1]
[9]Total Investments (Cost $8,310,947)			10,381,912	101.6%
Other Assets and Liabilities
Other Assets			95,637	0.9%
Liabilities[7]			(258,917)	(2.5%)
			(163,280)	(1.6%)
Net Assets			10,218,632	100.0%

16

Balanced Index Fund

At December 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	8,468,111
Overdistributed Net Investment Income	(17,699)
Accumulated Net Realized Losses	(303,201)
Unrealized Appreciation (Depreciation)
Investment Securities	2,070,965
Futures Contracts	456
Net Assets	10,218,632

Investor Shares—Net Assets
Applicable to 107,876,182 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,306,010
Net Asset Value Per Share—Investor Shares	$21.38

Admiral Shares—Net Assets
Applicable to 179,622,379 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,839,848
Net Asset Value Per Share—Admiral Shares	$21.38

Signal Shares—Net Assets
Applicable to 29,641,753 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	626,838
Net Asset Value Per Share—Signal Shares	$21.15

Institutional Shares—Net Assets
Applicable to 161,193,450 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,445,936
Net Asset Value Per Share—Institutional Shares	$21.38

  See Note A in Notes to Financial Statements.
  Non-income-producing security.
  Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 60.9% and 1.8%, respectively, of net assets.
  The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
  Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
  Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the aggregate value of these securities was $20,856,000, representing 0.2% of net assets.
  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
  Includes $8,656,000 of collateral received for securities on loan.
  Securities with a value of $2,497,000 have been segregated as initial margin for open futures contracts.
  The total value of securities on loan is $8,140,000.
  See accompanying Notes, which are an integral part of the Financial Statements.

17

Balanced Index Fund

Statement of Operations

Year Ended
December 31, 2010
($000)
Investment Income
Income
Dividends	111,429
Interest[1]	135,170
Security Lending	1,028
Total Income	247,627
Expenses
The Vanguard Group—Note B
Investment Advisory Services	578
Management and Administrative—Investor Shares	7,599
Management and Administrative—Admiral Shares	2,024
Management and Administrative—Signal Shares	517
Management and Administrative—Institutional Shares	1,330
Marketing and Distribution—Investor Shares	931
Marketing and Distribution—Admiral Shares	383
Marketing and Distribution—Signal Shares	200
Marketing and Distribution—Institutional Shares	862
Custodian Fees	190
Auditing Fees	42
Shareholders’ Reports—Investor Shares	57
Shareholders’ Reports—Admiral Shares	7
Shareholders’ Reports—Signal Shares	10
Shareholders’ Reports—Institutional Shares	41
Trustees’ Fees and Expenses	15
Total Expenses	14,786
Net Investment Income	232,841
Realized Net Gain (Loss)
Investment Securities Sold	213,904
Futures Contracts	3,981
Realized Net Gain (Loss)	217,885
Change in Unrealized Appreciation (Depreciation)
Investment Securities	724,147
Futures Contracts	304
Change in Unrealized Appreciation (Depreciation)	724,451
Net Increase (Decrease) in Net Assets Resulting from Operations	1,175,177
1 Interest income from an affiliated company of the fund was $433,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Balanced Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	232,841	238,755
Realized Net Gain (Loss)	217,885	(301,178)
Change in Unrealized Appreciation (Depreciation)	724,451	1,572,455
Net Increase (Decrease) in Net Assets Resulting from Operations	1,175,177	1,510,032
Distributions
Net Investment Income
Investor Shares	(76,859)	(87,791)
Admiral Shares	(61,136)	(49,697)
Signal Shares	(16,766)	(26,464)
Institutional Shares	(79,436)	(78,708)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Signal Shares	—	—
Institutional Shares	—	—
Total Distributions	(234,197)	(242,660)
Capital Share Transactions
Investor Shares	(1,456,078)	227,289
Admiral Shares	1,756,461	60,549
Signal Shares	(313,202)	(130,288)
Institutional Shares	271,640	166,961
Net Increase (Decrease) from Capital Share Transactions	258,821	324,511
Total Increase (Decrease)	1,199,801	1,591,883
Net Assets
Beginning of Period	9,018,831	7,426,948
End of Period[1]	10,218,632	9,018,831
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($17,699,000) and ($16,343,000).

See accompanying Notes, which are an integral part of the Financial Statements.

19

Balanced Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$19.35	$16.59	$22.01	$21.36	$19.81
Investment Operations
Net Investment Income	.477	.507	.615	.660	.600
Net Realized and Unrealized Gain (Loss)
on Investments	2.032	2.767	(5.432)	.650	1.550
Total from Investment Operations	2.509	3.274	(4.817)	1.310	2.150
Distributions
Dividends from Net Investment Income	(.479)	(.514)	(.603)	(.660)	(.600)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.479)	(.514)	(.603)	(.660)	(.600)
Net Asset Value, End of Period	$21.38	$19.35	$16.59	$22.01	$21.36

Total Return[1]	13.13%	20.05%	-22.21%	6.16%	11.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,306	$3,431	$2,731	$3,717	$3,926
Ratio of Total Expenses to
Average Net Assets	0.26%	0.25%	0.20%	0.19%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.38%	2.91%	3.11%	2.99%	2.93%
Portfolio Turnover Rate	49%[2]	55%	50%	26%	33%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 15% that is attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Balanced Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$19.35	$16.60	$22.02	$21.36	$19.82
Investment Operations
Net Investment Income	.506	.527	.633	.690	.608
Net Realized and Unrealized Gain (Loss)
on Investments	2.032	2.757	(5.432)	.650	1.550
Total from Investment Operations	2.538	3.284	(4.799)	1.340	2.158
Distributions
Dividends from Net Investment Income	(.508)	(.534)	(.621)	(.680)	(.618)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.508)	(.534)	(.621)	(.680)	(.618)
Net Asset Value, End of Period	$21.38	$19.35	$16.60	$22.02	$21.36

Total Return	13.29%	20.11%	-22.12%	6.31%	11.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,840	$1,850	$1,536	$2,040	$2,263
Ratio of Total Expenses to
Average Net Assets	0.12%	0.14%	0.11%	0.10%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.52%	3.02%	3.20%	3.08%	3.02%
Portfolio Turnover Rate	49%[1]	55%	50%	26%	33%
1 Includes 15% that is attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Balanced Index Fund

Financial Highlights

Signal Shares
					Sept. 1,
					2006[1] to
		Year Ended December 31,
For a Share Outstanding					Dec. 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$19.15	$16.42	$21.78	$21.13	$20.22
Investment Operations
Net Investment Income	.502	.521	.626	.671	.209
Net Realized and Unrealized Gain (Loss)
on Investments	2.002	2.737	(5.371)	.651	1.030
Total from Investment Operations	2.504	3.258	(4.745)	1.322	1.239
Distributions
Dividends from Net Investment Income	(.504)	(.528)	(.615)	(.672)	(.329)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.504)	(.528)	(.615)	(.672)	(.329)
Net Asset Value, End of Period	$21.15	$19.15	$16.42	$21.78	$21.13

Total Return	13.25%	20.17%	-22.12%	6.29%	6.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$627	$869	$860	$1,175	$429
Ratio of Total Expenses to
Average Net Assets	0.12%	0.14%	0.11%	0.10%	0.11%[2]
Ratio of Net Investment Income to
Average Net Assets	2.52%	3.02%	3.20%	3.08%	3.02%[2]
Portfolio Turnover Rate	49%[3]	55%	50%	26%	33%
1 Inception.
2 Annualized.
3 Includes 15% that is attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Balanced Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$19.35	$16.60	$22.02	$21.36	$19.82
Investment Operations
Net Investment Income	.515	.536	.640	.697	.614
Net Realized and Unrealized Gain (Loss)
on Investments	2.032	2.758	(5.432)	.650	1.550
Total from Investment Operations	2.547	3.294	(4.792)	1.347	2.164
Distributions
Dividends from Net Investment Income	(.517)	(.544)	(.628)	(.687)	(.624)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.517)	(.544)	(.628)	(.687)	(.624)
Net Asset Value, End of Period	$21.38	$19.35	$16.60	$22.02	$21.36

Total Return	13.34%	20.18%	-22.10%	6.34%	11.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,446	$2,869	$2,299	$2,901	$2,666
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.07%	0.07%	0.08%
Ratio of Net Investment Income to
Average Net Assets	2.56%	3.08%	3.24%	3.11%	3.05%
Portfolio Turnover Rate	49%[1]	55%	50%	26%	33%
1 Includes 15% that is attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Balanced Index Fund

Notes to Financial Statements

Vanguard Balanced Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers four classes of shares: Investor Shares, Admiral Shares, Signal Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares, Signal Shares, and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

4. Mortgage Dollar Rolls: The fund has entered into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously purchases similar securities for future settlement at a lower price. The proceeds of the securities sold in mortgage-dollar-roll transactions are

24

Balanced Index Fund

typically invested in high-quality short-term fixed income securities. Although the fund forgoes principal and interest paid on the securities sold, it is compensated by interest earned on the sale proceeds and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions, in which the fund buys securities from a dealer pursuant to a TBA transaction and simultaneously sells similar securities for future settlement. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by entering into mortgage dollar rolls with only highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2010, the fund had contributed capital of $1,712,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.68% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

25

Balanced Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of December 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	6,198,220	—	—
U.S. Government and Agency Obligations	—	2,856,439	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	148,652	—
Corporate Bonds	—	763,947	2
Sovereign Bonds	—	165,700	—
Taxable Municipal Bonds	—	32,526	—
Tax-Exempt Municipal Bonds	—	73	—
Temporary Cash Investments	213,356	2,997	—
Futures Contracts—Liabilities[1]	(71)	—	—
Total	6,411,505	3,970,334	2
1 Represents variation margin on the last day of the reporting period.

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended December 31, 2010:

	Investments in	Investments in
	Common Stocks	Corporate Bonds
Amount Valued Based on Level 3 Inputs	($000)	($000)
Balance as of December 31, 2009	17	5
Total Sales	(9)	—
Net Realized Gain (Loss)	(232)	—
Change in Unrealized Appreciation (Depreciation)	224	(3)
Balance as of December 31, 2010	—	2

26

Balanced Index Fund

D. At December 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
S&P 500 Index	March 2011	61	19,108	360
S&P MidCap 400 Index	March 2011	9	4,074	59
E-mini Russell 2000 Index	March 2011	35	2,738	42
E-mini S&P 500 Index	March 2011	25	1,566	(5)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2010, the fund had $797,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $302,745,000 to offset future net capital gains through December 31, 2017.

At December 31, 2010, the cost of investment securities for tax purposes was $8,310,947,000. Net unrealized appreciation of investment securities for tax purposes was $2,070,965,000, consisting of unrealized gains of $2,446,378,000 on securities that had risen in value since their purchase and $375,413,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2010, the fund purchased $644,022,000 of investment securities and sold $695,808,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $4,119,705,000 and $3,809,057,000, respectively.

27

Balanced Index Fund

G. Capital share transactions for each class of shares were:
			Year Ended December 31,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	740,989	36,927	674,357	38,857
Issued in Lieu of Cash Distributions	74,823	3,720	85,149	4,785
Redeemed	(2,271,890)	(110,062)	(532,217)	(30,904)
Net Increase (Decrease)—Investor Shares	(1,456,078)	(69,415)	227,289	12,738
Admiral Shares
Issued	1,982,496	95,305	262,114	14,970
Issued in Lieu of Cash Distributions	55,499	2,717	44,222	2,485
Redeemed	(281,534)	(13,995)	(245,787)	(14,443)
Net Increase (Decrease)—Admiral Shares	1,756,461	84,027	60,549	3,012
Signal Shares
Issued	189,995	9,637	224,153	12,792
Issued in Lieu of Cash Distributions	16,128	807	25,770	1,471
Redeemed	(519,325)	(26,183)	(380,211)	(21,285)
Net Increase (Decrease)—Signal Shares	(313,202)	(15,739)	(130,288)	(7,022)
Institutional Shares
Issued	844,154	41,865	617,456	35,651
Issued in Lieu of Cash Distributions	78,888	3,896	78,250	4,395
Redeemed	(651,402)	(32,813)	(528,745)	(30,352)
Net Increase (Decrease)—Institutional Shares	271,640	12,948	166,961	9,694

H. In preparing the financial statements as of December 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

28

Balanced Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary

As of June 30, 2011

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
McDonald’s Corp.	465,927	39,287	0.3%
* Amazon.com Inc.	161,161	32,956	0.3%
Walt Disney Co.	805,810	31,459	0.3%
Consumer Discretionary—Other †		672,639	6.0%
		776,341	6.9%
Consumer Staples
Procter & Gamble Co.	1,250,447	79,491	0.7%
Coca-Cola Co.	922,035	62,044	0.6%
Philip Morris International Inc.	802,541	53,586	0.5%
PepsiCo Inc.	708,372	49,891	0.4%
Wal-Mart Stores Inc.	874,793	46,487	0.4%
Consumer Staples—Other †		322,215	2.9%
		613,714	5.5%
Energy
Exxon Mobil Corp.	2,213,861	180,164	1.6%
Chevron Corp.	896,285	92,174	0.8%
Schlumberger Ltd.	607,747	52,509	0.5%
ConocoPhillips	606,531	45,605	0.4%
Occidental Petroleum Corp.	362,906	37,757	0.3%
Energy—Other †		374,082	3.4%
		782,291	7.0%
Financials
JPMorgan Chase & Co.	1,777,858	72,786	0.7%
Wells Fargo & Co.	2,234,353	62,696	0.6%
Citigroup Inc.	1,296,791	53,998	0.5%
Bank of America Corp.	4,517,006	49,506	0.4%
Financials—Other †		795,997	7.1%
		1,034,983	9.3%

9

Balanced Index Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Health Care
Johnson & Johnson	1,221,202	81,234	0.7%
Pfizer Inc.	3,569,513	73,532	0.7%
Merck & Co. Inc.	1,376,553	48,579	0.4%
Abbott Laboratories	691,080	36,365	0.3%
Health Care—Other †		540,692	4.9%
		780,402	7.0%
Industrials
General Electric Co.	4,740,723	89,410	0.8%
United Technologies Corp.	390,956	34,604	0.3%
Industrials—Other †		654,552	5.9%
		778,566	7.0%
Information Technology
* Apple Inc.	411,310	138,064	1.2%
International Business Machines Corp.	544,556	93,419	0.8%
Microsoft Corp.	3,376,198	87,781	0.8%
Oracle Corp.	1,804,607	59,390	0.5%
* Google Inc. Class A	112,017	56,723	0.5%
Intel Corp.	2,450,320	54,299	0.5%
Qualcomm Inc.	734,065	41,688	0.4%
Cisco Systems Inc.	2,467,125	38,512	0.4%
Hewlett-Packard Co.	971,100	35,348	0.3%
Information Technology—Other †		601,076	5.4%
		1,206,300	10.8%

Materials †		294,556	2.6%

Telecommunication Services
AT&T Inc.	2,639,238	82,899	0.8%
Verizon Communications Inc.	1,250,242	46,547	0.4%
Telecommunication Services—Other †		56,762	0.5%
		186,208	1.7%

Utilities †		229,660	2.0%
Total Common Stocks (Cost $4,400,246)		6,683,021	59.8%[1]

10

Balanced Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	1.250%	2/15/14	61,500	62,384	0.6%
	United States Treasury Note/Bond	3.125%	4/30/17	58,600	61,924	0.6%
	United States Treasury Note/Bond	1.375%	1/15/13	52,750	53,550	0.5%
	United States Treasury Note/Bond	1.375%	5/15/13	47,675	48,502	0.4%
	United States Treasury Note/Bond	3.375%	11/15/19	46,472	48,411	0.4%
	United States Treasury Note/Bond	3.625%	8/15/19	41,050	43,706	0.4%
	United States Treasury Note/Bond	0.750%	5/31/12	37,300	37,481	0.3%
	United States Treasury Note/Bond	2.500%	6/30/17	35,550	36,211	0.3%
	United States Treasury Note/Bond	1.000%	5/15/14	35,480	35,707	0.3%
	United States Treasury Note/Bond	3.250%	3/31/17	31,150	33,165	0.3%
	United States Treasury Note/Bond	3.000%	8/31/16	30,525	32,304	0.3%
	United States Treasury Note/Bond	6.250%	8/15/23	25,150	31,882	0.3%
	United States Treasury Note/Bond	0.625%	7/31/12	30,975	31,101	0.3%
	United States Treasury
	Note/Bond	0.375%–11.250%	12/31/11–2/15/41	975,335	1,038,880	9.3%
					1,595,208	14.3%
Agency Bonds and Notes
2	Federal Home Loan
	Mortgage Corp.	0.375%–6.750%	7/15/12–9/15/29	82,335	87,524	0.8%
2	Federal National
	Mortgage Assn.	0.375%–7.250%	7/30/12–7/15/37	79,925	85,008	0.7%
3	General Electric
	Capital Corp.	2.125%–2.625% 12/21/12–12/28/12		1,500	1,542	0.0%
	Agency Bonds and Notes—Other †				74,026	0.7%
					248,100	2.2%
Conventional Mortgage-Backed Securities
[2,4]	Fannie Mae Pool	4.500%	7/1/41	31,470	32,562	0.3%
‡,2,4 Fannie Mae Pool	3.500%–10.500%		7/1/11–7/1/41	496,819	528,563	4.7%
‡,2,4 Freddie Mac Gold Pool		4.500%	7/1/41	35,475	36,650	0.3%
‡,2,4 Freddie Mac Gold Pool	3.500%–10.000%		8/1/11–7/1/41	319,492	340,576	3.1%
[2,4]	Freddie Mac Non
	Gold Pool	8.500%	12/1/16	1	1	0.0%
‡,4	Ginnie Mae I Pool	3.500%–10.000%	12/15/11–7/1/41	146,556	157,541	1.4%
4	Ginnie Mae II Pool	4.500%	7/1/41	47,125	49,569	0.5%
‡,4	Ginnie Mae II Pool	4.000%–7.000%	3/20/26–7/1/41	85,085	91,674	0.8%
					1,237,136	11.1%
Nonconventional Mortgage-Backed Securities
[2,4]	Fannie Mae Pool	2.318%–6.260%	11/1/33–4/1/41	21,147	22,138	0.2%
[2,4]	Freddie Mac 7/1 ARM	5.551%	1/1/38	455	488	0.0%
[2,4]	Freddie Mac Non
	Gold Pool	2.477%–6.398%	11/1/34–3/1/41	18,195	19,080	0.2%
4	Ginnie Mae II Pool	2.500%–5.000%	10/20/38–6/20/41	4,455	4,550	0.0%
					46,256	0.4%
Total U.S. Government and Agency Obligations (Cost $3,031,566)					3,126,700	28.0%

11

Balanced Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
Asset-Backed/Commercial Mortgage-Backed Securities
[4,5]	GE Capital Commercial
	Mortgage Corp.	4.996%–5.543% 12/10/37–12/10/49		2,547	2,681	0.0%
6	Asset-Backed/
	Commercial Mortgage-Backed
	Securities—Other †				136,017	1.2%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $124,401)					138,698	1.2%
Corporate Bonds
Finance
6	Banking †				220,488	2.0%
	Brokerage †				7,738	0.1%
	Finance Companies
4	General Electric
	Capital Corp.	2.100%–6.875%	8/13/12–11/15/67	24,325	25,946	0.2%
6	Finance Companies—Other †				9,041	0.1%
6	Insurance †				52,208	0.5%
	Other Finance †				2,269	0.0%
	Real Estate Investment Trusts †				15,358	0.1%
					333,048	3.0%
Industrial
6	Basic Industry †				47,093	0.4%
	Capital Goods
	General Electric Co.	5.000%–5.250%	2/1/13–12/6/17	3,250	3,537	0.0%
6	Capital Goods—Other †				38,071	0.4%
6	Communication †				96,775	0.9%
	Consumer Cyclical †				49,984	0.4%
6	Consumer Noncyclical †				116,115	1.0%
	Energy
	XTO Energy Inc.	5.750%–6.750%	12/15/13–8/1/37	1,600	1,872	0.0%
6	Energy—Other †				59,634	0.6%
	Other Industrial †				860	0.0%
6	Technology †				40,444	0.4%
	Transportation †				18,239	0.2%
					472,624	4.3%
Utilities
6	Electric †				71,129	0.6%
6	Natural Gas †				32,021	0.3%
	Other Utility †				677	0.0%
					103,827	0.9%
Total Corporate Bonds (Cost $859,817)					909,499	8.2%
[6]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $195,859) †					205,349	1.8%
Taxable Municipal Bonds (Cost $40,764) †					42,347	0.4%

12

Balanced Index Fund

				Market	Percentage
		Maturity		Value	of Net
	Coupon	Date	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[7,8] Vanguard Market Liquidity Fund	0.140%		363,119,779	363,120	3.3%

			Face
			Amount
			($000)
U.S. Government and Agency Obligations
[2,9] Fannie Mae Discount Notes	0.085%	8/24/11	2,000	1,999	0.0%
[2,9] Freddie Mac Discount Notes	0.100%	8/22/11–8/29/11	2,000	2,000	0.0%
				3,999	0.0%
Total Temporary Cash Investments (Cost $367,119)				367,119	3.3%[1]
[10]Total Investments (Cost $9,019,772)				11,472,733	102.7%
Other Assets and Liabilities
Other Assets				95,012	0.9%
Liabilities[7]				(399,813)	(3.6%)
				(304,801)	(2.7%)
Net Assets				11,167,932	100.0%

13

Balanced Index Fund

At June 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	9,026,100
Overdistributed Net Investment Income	(14,645)
Accumulated Net Realized Losses	(297,549)
Unrealized Appreciation (Depreciation)
Investment Securities	2,452,961
Futures Contracts	1,065
Net Assets	11,167,932

Investor Shares—Net Assets
Applicable to 99,528,103 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,208,038
Net Asset Value Per Share—Investor Shares	$22.19

Admiral Shares—Net Assets
Applicable to 188,608,601 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,184,349
Net Asset Value Per Share—Admiral Shares	$22.19

Signal Shares—Net Assets
Applicable to 42,570,308 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	934,191
Net Asset Value Per Share—Signal Shares	$21.94

Institutional Shares—Net Assets
Applicable to 173,147,751 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,841,354
Net Asset Value Per Share—Institutional Shares	$22.19

  See Note A in Notes to Financial Statements.
  Non-income-producing security.
  Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
  Includes securities purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of June 30, 2011.
  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 60.1% and 3.0%, respectively, of net assets.
  The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
  Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
  Adjustable-rate security.
  Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the aggregate value of these securities was $26,681,000, representing 0.2% of net assets.
  Includes $6,251,000 of collateral received for securities on loan.
  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
  Securities with a value of $3,999,000 have been segregated as initial margin for open futures contracts.
  The total value of securities on loan is $6,004,000.
  See accompanying Notes, which are an integral part of the Financial Statements.

14

Balanced Index Fund

Statement of Operations

Six Months Ended
June 30, 2011
($000)
Investment Income
Income
Dividends	57,375
Interest[1]	71,864
Security Lending	462
Total Income	129,701
Expenses
The Vanguard Group—Note B
Investment Advisory Services	471
Management and Administrative—Investor Shares	2,307
Management and Administrative—Admiral Shares	1,520
Management and Administrative—Signal Shares	236
Management and Administrative—Institutional Shares	762
Marketing and Distribution—Investor Shares	401
Marketing and Distribution—Admiral Shares	338
Marketing and Distribution—Signal Shares	106
Marketing and Distribution—Institutional Shares	480
Custodian Fees	118
Shareholders’ Reports—Investor Shares	13
Shareholders’ Reports—Admiral Shares	36
Shareholders’ Reports—Signal Shares	12
Shareholders’ Reports—Institutional Shares	18
Trustees’ Fees and Expenses	6
Total Expenses	6,824
Net Investment Income	122,877
Realized Net Gain (Loss)
Investment Securities Sold	4,535
Futures Contracts	1,117
Realized Net Gain (Loss)	5,652
Change in Unrealized Appreciation (Depreciation)
Investment Securities	381,996
Futures Contracts	609
Change in Unrealized Appreciation (Depreciation)	382,605
Net Increase (Decrease) in Net Assets Resulting from Operations	511,134
1 Interest income from an affiliated company of the fund was $274,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Balanced Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	122,877	232,841
Realized Net Gain (Loss)	5,652	217,885
Change in Unrealized Appreciation (Depreciation)	382,605	724,451
Net Increase (Decrease) in Net Assets Resulting from Operations	511,134	1,175,177
Distributions
Net Investment Income
Investor Shares	(23,472)	(76,859)
Admiral Shares	(45,337)	(61,136)
Signal Shares	(9,279)	(16,766)
Institutional Shares	(41,735)	(79,436)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Signal Shares	—	—
Institutional Shares	—	—
Total Distributions	(119,823)	(234,197)
Capital Share Transactions
Investor Shares	(186,446)	(1,456,078)
Admiral Shares	197,291	1,756,461
Signal Shares	282,959	(313,202)
Institutional Shares	264,185	271,640
Net Increase (Decrease) from Capital Share Transactions	557,989	258,821
Total Increase (Decrease)	949,300	1,199,801
Net Assets
Beginning of Period	10,218,632	9,018,831
End of Period[1]	11,167,932	10,218,632
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($14,645,000) and ($17,699,000).

See accompanying Notes, which are an integral part of the Financial Statements.

16

Balanced Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$21.38	$19.35	$16.59	$22.01	$21.36	$19.81
Investment Operations
Net Investment Income	.235	.477	.507	.615	.660	.600
Net Realized and Unrealized Gain (Loss)
on Investments	.802	2.032	2.767	(5.432)	.650	1.550
Total from Investment Operations	1.037	2.509	3.274	(4.817)	1.310	2.150
Distributions
Dividends from Net Investment Income	(.227)	(.479)	(.514)	(.603)	(.660)	(.600)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.227)	(.479)	(.514)	(.603)	(.660)	(.600)
Net Asset Value, End of Period	$22.19	$21.38	$19.35	$16.59	$22.01	$21.36

Total Return[1]	4.86%	13.13%	20.05%	-22.21%	6.16%	11.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,208	$2,306	$3,431	$2,731	$3,717	$3,926
Ratio of Total Expenses to
Average Net Assets	0.24%	0.26%	0.25%	0.20%	0.19%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.16%	2.38%	2.91%	3.11%	2.99%	2.93%
Portfolio Turnover Rate	61%[2]	49%[2]	55%	50%	26%	33%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 24% and 15% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Balanced Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$21.38	$19.35	$16.60	$22.02	$21.36	$19.82
Investment Operations
Net Investment Income	.251	.506	.527	.633	.690	.608
Net Realized and Unrealized Gain (Loss)
on Investments	.802	2.032	2.757	(5.432)	.650	1.550
Total from Investment Operations	1.053	2.538	3.284	(4.799)	1.340	2.158
Distributions
Dividends from Net Investment Income	(.243)	(.508)	(.534)	(.621)	(.680)	(.618)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.243)	(.508)	(.534)	(.621)	(.680)	(.618)
Net Asset Value, End of Period	$22.19	$21.38	$19.35	$16.60	$22.02	$21.36

Total Return	4.93%	13.29%	20.11%	-22.12%	6.31%	11.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,184	$3,840	$1,850	$1,536	$2,040	$2,263
Ratio of Total Expenses to
Average Net Assets	0.10%	0.12%	0.14%	0.11%	0.10%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.30%	2.52%	3.02%	3.20%	3.08%	3.02%
Portfolio Turnover Rate	61%[1]	49%[1]	55%	50%	26%	33%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes 24% and 15% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Balanced Index Fund

Financial Highlights

Signal Shares
Six Months						Sept. 1,
	Ended					2006[1] to
			Year Ended December 31,
For a Share Outstanding	June 30,					Dec. 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$21.15	$19.15	$16.42	$21.78	$21.13	$20.22
Investment Operations
Net Investment Income	.250	.502	.521	.626	.671	.209
Net Realized and Unrealized Gain (Loss)
on Investments	.782	2.002	2.737	(5.371)	.651	1.030
Total from Investment Operations	1.032	2.504	3.258	(4.745)	1.322	1.239
Distributions
Dividends from Net Investment Income	(.242)	(.504)	(.528)	(.615)	(.672)	(.329)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.242)	(.504)	(.528)	(.615)	(.672)	(.329)
Net Asset Value, End of Period	$21.94	$21.15	$19.15	$16.42	$21.78	$21.13

Total Return	4.89%	13.25%	20.17%	-22.12%	6.29%	6.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$934	$627	$869	$860	$1,175	$429
Ratio of Total Expenses to
Average Net Assets	0.10%	0.12%	0.14%	0.11%	0.10%	0.11%[2]
Ratio of Net Investment Income to
Average Net Assets	2.30%	2.52%	3.02%	3.20%	3.08%	3.02%[2]
Portfolio Turnover Rate	61%[3]	49%[3]	55%	50%	26%	33%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Includes 24% and 15% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Balanced Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$21.38	$19.35	$16.60	$22.02	$21.36	$19.82
Investment Operations
Net Investment Income	.254	.515	.536	.640	.697	.614
Net Realized and Unrealized Gain (Loss)
on Investments	.802	2.032	2.758	(5.432)	.650	1.550
Total from Investment Operations	1.056	2.547	3.294	(4.792)	1.347	2.164
Distributions
Dividends from Net Investment Income	(.246)	(.517)	(.544)	(.628)	(.687)	(.624)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.246)	(.517)	(.544)	(.628)	(.687)	(.624)
Net Asset Value, End of Period	$22.19	$21.38	$19.35	$16.60	$22.02	$21.36

Total Return	4.95%	13.34%	20.18%	-22.10%	6.34%	11.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,841	$3,446	$2,869	$2,299	$2,901	$2,666
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.07%	0.07%	0.08%
Ratio of Net Investment Income to
Average Net Assets	2.32%	2.56%	3.08%	3.24%	3.11%	3.05%
Portfolio Turnover Rate	61%[1]	49%[1]	55%	50%	26%	33%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes 24% and 15% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Balanced Index Fund

Notes to Financial Statements

Vanguard Balanced Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers four classes of shares: Investor Shares, Admiral Shares, Signal Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares, Signal Shares, and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

21

Balanced Index Fund

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities. This risk is mitigated by entering into mortgage dollar rolls with only highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

In April 2011, the Financial Accounting Standards Board adopted Accounting Standards Update (ASU) 2011–03, “Transfers and Servicing (Topic 860)—Reconsideration of Effective Control for Repurchase Agreements.” The ASU takes effect for periods beginning after December 15, 2011. Under the ASU, certain mortgage-dollar-roll transactions that previously would have been accounted for as purchases and sales may be accounted for as financing transactions. Treating these transactions as financing would have no impact on total return, but certain transactions that previously resulted in realized gains and losses would instead be reflected in net income and unrealized gains and losses. Management is currently assessing whether the ASU will affect the accounting for the fund’s mortgage-dollar-roll transactions.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2007–2010), and for the period ended June 30, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

22

Balanced Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2011, the fund had contributed capital of $1,780,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.71% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of June 30, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	6,683,010	—	11
U.S. Government and Agency Obligations	—	3,126,700	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	138,698	—
Corporate Bonds	—	909,499	—
Sovereign Bonds	—	205,349	—
Taxable Municipal Bonds	—	42,347	—
Temporary Cash Investments	363,120	3,999	—
Futures Contracts—Assets[1]	256	—	—
Total	7,046,386	4,426,592	11
1 Represents variation margin on the last day of the reporting period.

23

Balanced Index Fund

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended June 30, 2011:

	Investments in	Investments in
	Common Stocks	Corporate Bonds
Amount Valued Based on Level 3 Inputs	($000)	($000)
Balance as of December 31, 2010	—	2
Transfers into Level 3	11	—
Change in Unrealized Appreciation (Depreciation)	—	(2)
Balance as of June 30, 2011	11	—

D. At June 30, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
S&P 500 Index	September 2011	70	23,021	612
E-mini Russell 2000 Index	September 2011	55	4,540	283
E-mini S&P MidCap Index	September 2011	45	4,394	170

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2010, the fund had available capital loss carryforwards totaling $302,745,000 to offset future net capital gains through December 31, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2011, the cost of investment securities for tax purposes was $9,019,772,000. Net unrealized appreciation of investment securities for tax purposes was $2,452,961,000, consisting of unrealized gains of $2,788,533,000 on securities that had risen in value since their purchase and $335,572,000 in unrealized losses on securities that had fallen in value since their purchase.

24

Balanced Index Fund

F. During the six months ended June 30, 2011, the fund purchased $834,899,000 of investment securities and sold $520,592,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $3,037,067,000 and $2,792,187,000, respectively.

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		June 30, 2011	December 31, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	342,747	15,576	740,989	36,927
Issued in Lieu of Cash Distributions	22,993	1,041	74,823	3,720
Redeemed	(552,186)	(24,965)	(2,271,890)	(110,062)
Net Increase (Decrease)—Investor Shares	(186,446)	(8,348)	(1,456,078)	(69,415)
Admiral Shares
Issued	414,018	18,840	1,982,496	95,305
Issued in Lieu of Cash Distributions	42,104	1,906	55,499	2,717
Redeemed	(258,831)	(11,760)	(281,534)	(13,995)
Net Increase (Decrease)—Admiral Shares	197,291	8,986	1,756,461	84,027
Signal Shares
Issued	452,975	20,687	189,995	9,637
Issued in Lieu of Cash Distributions	8,892	407	16,128	807
Redeemed	(178,908)	(8,165)	(519,325)	(26,183)
Net Increase (Decrease)—Signal Shares	282,959	12,929	(313,202)	(15,739)
Institutional Shares
Issued	462,846	20,952	844,154	41,865
Issued in Lieu of Cash Distributions	41,489	1,878	78,888	3,896
Redeemed	(240,150)	(10,876)	(651,402)	(32,813)
Net Increase (Decrease)—Institutional Shares	264,185	11,954	271,640	12,948

H. In preparing the financial statements as of June 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

25

PRO FORMA FINANCIAL INFORMATION

     The unaudited pro forma information provided herein should be read in conjunction with the semiannual reports to shareholders, for the six months ended March 31, 2011, for Vanguard Asset Allocation Fund (the “Acquired Fund”) and the six months ending June 30, 2011, for Vanguard Balanced Index Fund (the “Acquiring Fund”).

     On September 22, 2011, the Funds’ board of trustees approved a plan of reorganization (the “Reorganization”) whereby the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Investor or Admiral Shares, as appropriate, of the Acquiring Fund. Shareholders of the Acquired Fund would receive Investor Shares or Admiral Shares, as appropriate, equivalent in value to their investments in the Acquired Fund at the time of the Reorganization, and the Acquired Fund then would be dissolved. All of this would happen on a single day, which is currently expected to be February 10, 2012.

     As of June 30, 2011, the net assets of: (i) the Acquired Fund were $9,227,744,000 and (ii) the Acquiring Fund were $11,167,932,000. The net assets of the combined fund as of June 30, 2011 would have been $20,395,676,000.

     It is anticipated that the Acquired Fund will experience a material decrease in net assets prior to the reorganization. Each of Vanguard's LifeStrategy Funds, a group of four funds of funds, invests a percentage of its assets in the Acquired Fund. As of June 30, 2011, the LifeStrategy Funds’ investment in the Acquired Fund totaled $5.3 billion, representing 58% of the Acquired Fund’s net assets. In November 2011, the LifeStrategy Funds will redeem all of their shares of the Acquired Fund as part of a strategy change for those funds.

     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services to the Acquired Fund and the Acquiring Fund. The costs of such services are allocated to the funds under methods approved by the board of trustees. The Vanguard Group also provides investment advisory services at cost to the Acquiring Fund, and, beginning in September 2011, to the Acquired Fund.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

     The unaudited pro forma information set forth below for the twelve months ending June 30, 2011, is intended to present financial information as if the acquisition of the Acquired Fund by the Acquiring Fund had been consummated at June 30, 2010. The information set forth below reflects adjustments made to expenses due to changes in relative net assets (including the anticipated redemption by the Vanguard LifeStrategy funds) , differences in contractual rates, duplicate services, and other services that would not have occurred if the Reorganizations had taken place on the first day of the period described above. The change in expenses includes a reduction in advisory fees paid reflecting the termination of the Acquired Fund’s advisory contract (which included both a basic fee and a performance –based adjustment) and the substitution of The Vanguard Group as investment advisor to the combined fund. The pro forma information has been derived from the books and records of the Funds utilized in calculating daily net asset value for the Funds and conforms to generally accepted accounting principles for U.S. mutual funds. The Acquiring Fund and the Acquired Fund will bear their own expenses incurred in the Reorganization. These expenses include proxy costs of the Acquired Fund, and audit and legal fees of both Funds, and are estimated at $98,000 for the Acquired Fund and $18,000 for the Acquiring Fund. Actual results could differ from these estimates.

     On a pro forma basis for the twelve months ended June 30, 2011 the proposed Reorganization would have resulted in the following approximate changes to expenses:

Pro Forma
Adjustments
($000)
Costs of Reorganization (proxy costs and legal and
accounting fees)	$ 116

Recurring expenses
Investment Advisory Fees
Basic Fee	$ (9,632)
Performance Adjustment	3,216
The Vanguard Group
Management and Administrative	(11,426)
Marketing and Distribution	(1,132)
Other Expenses	(22)
Total Recurring Expenses	$ (18,996)

The actual expense ratios of the Funds for the twelve months ended June 30, 2011 were as follows.

	Acquiring Fund	Acquired Fund
Expense Ratio - Investor Shares	0.25%	0.28%
Expense Ratio - Admiral Shares	0.11%	0.22%

     The pro forma combined expense ratio for the twelve months ended would have been 0.25% for Investor Shares and 0.11% for Admiral Shares, unchanged from the actual expense ratios of the Acquiring Fund. For the six months ended June 30, 2011 (the current semiannual period for the Acquiring Fund), the Investor Shares’ and Admiral Shares’ expense ratios were 0.24% and 0.10%, respectively. Management expects the Fund’s expense ratios to remain at these levels through the date of the Reorganization.

     The Acquiring Fund will be the surviving fund for accounting purposes. The results of operations of the Acquiring Fund for pre-combination periods will not be restated.

     No significant accounting policies (including valuation of portfolio securities or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended) will change as a result of the proposed Reorganization.

     The Reorganization will be accounted for as a tax-free reorganization of investment companies. In a tax-free reorganization:

1.	No gain or loss is recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, or upon the distribution of the shares of the Acquiring Fund by the Acquired Fund to its shareholders in termination of the Acquired Fund.

2.	No gain or loss is recognized by the Acquired Fund shareholders upon the exchange of their shares of the Acquired Fund solely for shares of the Acquiring Fund pursuant to the Reorganization.
3.	The historical cost of investment securities generally is carried forward to the Acquiring Fund.

     The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2010, the Acquired Fund had available capital loss carryforwards totaling $1,155,271,000 to offset future net capital gains of $77,389,000 through September 2012, and $1,077,882,000 through September 30, 2017. At December 31, 2010, the Acquiring Fund had a capital loss carryforward of approximately $302,745,000 which expires on December 31, 2017.

     The Reorganization would impact the use of the Acquired Fund’s capital loss carryforwards, all of which at the current time are subject to the eight taxable year expiration referred to above, in the following manner: (1) the expiration date of the carryforwards would move up one year; for example, the carryforwards due to expire on September 30, 2017 would expire on December 31, 2016; (2) the carryforwards would benefit the shareholders of the combined Fund, rather than only the shareholders of the Acquired Fund; (3) the amount of the carryforwards that could be utilized in any taxable year would equal the long-term tax-exempt rate at such time, multiplied by the aggregate net asset value of the Acquired Fund at the time of the Reorganization, and this yearly limitation will be increased by any capital gains realized after the Reorganization on securities held by the Acquired Fund that had unrealized appreciation at the time of the Reorganization; and (4) any gains recognized after the Reorganization that are attributable to appreciation in the Acquired Fund’s portfolio at the time of the Reorganization would not be able to be offset by the capital loss carryforward of the Acquiring Fund.

     The combination of the above referenced limitations on the use of loss carryforwards may result in a significant portion of the Acquired Fund’s loss carryforwards expiring unused. It should be noted that there would be no assurances that either Fund would be able to use such losses in the absence of the Reorganization.

     The Reorganization would impact the use of the Acquiring Fund’s capital loss carryforwards in the following manner: (1) the shareholders of the combined Fund would benefit, rather than only the shareholders of the Acquiring Fund; and (2) subsequently recognized gains that are attributable to appreciation in the Acquiring Fund’s portfolio at the time of the Reorganization cannot be utilized against any capital loss carryforwards or losses recognized after the Reorganization that are attributable to depreciation in the Acquired Fund’s portfolio at the time of the Reorganization.

     The capital loss carryforwards and limitations described above may change significantly between now and the Reorganization Closing Date, expected to be approximately February 10, 2012. Further, the ability of each Fund to use these losses (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The combination of these factors on the use of loss carryforwards may result in some portion of the loss carryforwards of either or both of the Funds expiring unused.

     The Acquiring Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund's tax positions taken for all open federal income tax years (December 31, 2007-2010), and for the period ended June 30, 2011,and has concluded that no provision for federal income tax is required in the fund's financial statements.

VANGUARD VALLEY FORGE FUNDS

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 FORM N-14 PART C

OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

The Registrant’s organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacities. Article VII, Section 2 of the Amended and Restated Agreement and Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office with the Registrant.

ITEM 16. EXHIBITS.

(1) Articles of Incorporation, Amended and Restated Agreement and Declaration of Trust, filed on April 23, 2009, Post-Effective Amendment No. 41, are hereby incorporated by reference.

(2) By-Laws, filed on April 26, 2011, Post-Effective Amendment 44, is hereby incorporated by reference.

(3) Voting Trust Agreement, not applicable.

(4) Agreement and Plan of Reorganization, is filed herewith.

(5) Instruments Defining Rights of Security Holders, reference is made to Article III and V of the Registrant’s Amended and Restated Agreement and Declaration of Trust, refer to Exhibit (1)(a) above.

(6) Investment Advisory Contract, The Vanguard Group, Inc., provides investment advisory services to the Funds at cost pursuant to the Fifth Amended and Restated Funds’ Service Agreement, refer to Exhibit (13) below.

(7) Underwriting Contracts, not applicable.

(8) Bonus or Profit Sharing Contracts, reference is made to the section entitled “Management of the Funds” in Part B, filed on April 26, 2011, Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A, is hereby incorporated by reference.

(9) Custodian Agreement, for JPMorgan Chase Bank, filed on April 26, 2011, Post-Effective No. 44; is hereby incorporated by reference.

(10) (a) Rule 12b-1 Plan, not applicable.

(b) Rule 18f-3 Plan, filed on April 26, 2011, Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A, is hereby incorporated by reference.

(11)Legal Opinion and Consent, is filed herewith.

(12) A form of tax opinion supporting the tax matters and consequences to shareholders is filed herewith.

(13)	Other Material Contracts, Fifth Amended and Restated Funds’ Service Agreement, filed on February 25, 2010, Post-Effective Amendment No. 42, is hereby incorporated by reference.

(14)	Other Opinions, Consent of Independent Registered Public Accounting Firm, is filed herewith.
(15)	Omitted financial statements, not applicable.
(16)	Powers of Attorney, for all trustees and officers, filed on April 25, 2010, see File Number 33-53683, are hereby incorporated by reference.
(17)	Additional Exhibits, form of proxy card filed herewith.

ITEM 17. UNDERTAKINGS

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant undertakes to file, by post-effective amendment, the final opinion of counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.